March 5, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re: Residential Accredit Loans, Inc. Amendment No. 1 to Registration Statement on Form S-3 relating to Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through Certificates (Registration Statement No. 333-72661)

Ladies and Gentlemen:

        On behalf of the Depositor, Residential Accredit Loans, Inc., we have caused to be filed with you electronically under EDGAR, the captioned Amendment No. 1 to the Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on February 19, 1999 (Registration Statement No. 333-72661).

        In addition, we have been advised that payment of the filing fee in the amount of $1,668,000 has been made to you by the Depositor on March 5, 1999, and that $278 was paid to you by the Depositor on February 19, 1999.

     The Depositor is filing Amendment No. 1 to increase the proposed maximum amount of securities to be registered from $1,000,000 to $6,001,000,000. Amendment No. 1 has been marked to show all changes made to the Registration Statement since it was filed.

     If you have any questions concerning Amendment No. 1, please do not hesitate to call the undersigned at (212) 506-5067 or Kathy Crost at (212) 506-5070.





                                            Very truly yours,




                                            /s/Carol Childers
                                                Carol Childers
cc:     Mark Green, Esq.
        John White, Esq.
        Division of Corporation Finance
        Branch 11 (Mail Stop 3-10)

    As filed with the Securities and Exchange Commission on {1} March 5, 1999
                         Registration No. 333-{2} 72661



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-3


                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933
                        RESIDENTIAL ACCREDIT LOANS, INC.


             (Exact name of registrant as specified in its charter)

                                    DELAWARE

         (State or other jurisdiction of incorporation or organization)
                                   51-0368240
                     (I.R.S. employer identification number)
                        Residential Accredit Loans, Inc.
                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000

(Address, including zip code, and telephone number, including area code, of registrant's principle executive offices)

                               Teresa Rae Farley
                        Residential Accredit Loans, Inc.
                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000

(Name, address, including zip code, and telephone number, including area code, of agent for service)


 Copies to:

Robert L. Schwartz, Esq.GMAC Mortage         Katharine I. Crost, Esq
Group, Inc. 3031 West Grand Boulevard        Orrick, Herrington & Sutcliffe LLP
Detroit, Michigan  48232                     666 Fifth Avenue
                                             New York, New York 10103

Steven S. Kudenholdt, Esq.                   Robert C. Wipperman, Esq.
Paul D. Tvetenstrand, Esq.                   Stroock & Stroock & Lavan LLP
Thacher Proffitt & Wood                      180 Maiden Lane
Two World Trade Center                       New York, New York  10038
New York, New York  10048


     Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective as determined by market conditions.


     If any of the securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. G

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. G

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act Registration Statement number of the earlier effective Registration Statement for the same offering. G

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. G

                                      CALCULATION OF REGISTRATION FEE

=========================================================================================================================
Title of Securities to be Registered  Amount to be {3} Registered  Proposed Maximum Proposed Maximum   Amount of Registration Fee(1)
                                                                   Aggregate Price   Aggregate Offering
                                                                    Per Unit         Price
-------------------------------------------------------------------------------------------------------------------------
Mortgage Asset-Backed and              $6,001,000,000                  100%          $6,001,000,000          $1,668,278
Manufactured Housing{4} Contract
Pass-Through Certificates (Issuable
in Series)

=========================================================================================================================


(1) Fee of $278 paid in connection with original Registration Statement filed on February 19, 1999.

(2) $3,387,986,418.98 aggregate principal amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-63549 on Form S-3 referred to below and not previously sold are consolidated into this Registration Statement pursuant to Rule 429. A filing fee of $999,455.99 was paid with Registration Statements No. 333-63549 and 333-48327 in connection with such unissued Mortgage and Manufactured Housing Contract Pass-Through Certificates. All registration fees in connection with such unsold amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under this Registration Statement as so consolidated as of the date of this filing is $9,388,986,418.98.

(3) Estimated solely for the purpose of calculating the registration fee. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
     Section 8(a), may determine.

     Pursuant to Rule 429 of the General Rules and Regulations under the Securities Act of 1933, the prospectus that is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333-63549 Form S-3 previously filed by the Registrant. This Registration Statement, which relates to {5} $601,000,000 aggregate principal amount of Mortgage and Manufactured Housing Contract Pass-Through Certificates, constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-63549 on Form S-3.

                                EXPLANATORY NOTE

        This Registration Statement includes (i) a basic prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Asset-Backed or Manufactured Housing Contract Pass-Through Certificates representing beneficial ownership interests in a trust fund consisting primarily of mortgage loans or manufactured housing contracts ("Version I-A") and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates representing beneficial ownership interests in a trust fund consisting primarily of Ginnie Mae securities ("Version I-B").

The information in this prospectus supplement is not complete and may be change
 . We may not sell these securities until the registraion statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




Subject to completion
Preliminary prospectus supplement dated February __, 1999



Prospectus supplement dated [______ __, ____] (to prospectus dated [______ __, ____])

                                 $ [ --------- ]


                        Residential Accredit Loans, Inc.
                                    Depositor

                         [Name of [Master] Servicer[s]]
                                [Master] Servicer

     [Mortgage   Asset-Backed][Manufactured   Housing   Contract]   Pass-Through
Certificates, Series [____-QS__]

You should consider carefully the risk factors beginning on page S-9 in this prospectus supplement.

The certificates will represent ownership interests only in the trust created for Series [____-QS__] and will not represent ownership interests in or obligations of Residential Accredit Loans, Inc., [Name of [Master] Servicer[s]] or any of their affiliates. This prospectus supplement may be used to offer and sell the certificates offered hereby only if accompanied by the prospectus.

Offered Certificates

The trust created for the Series [____-QS__] certificates will consist primarily of a pool of conventional one- to four-family residential first mortgage loans. The trust will issue [fifteen] classes of certificates. [Twelve] of these classes of certificates are offered hereby, consisting of [nine] classes of senior certificates and three classes of Class M Certificates. You can find a list of these classes, together with their principal balances, pass-through rates and certain other characteristics, on page S-5 of this prospectus supplement. The certificates will not be listed on any securities exchange.

Credit Enhancement

Credit enhancement for the offered certificates consists of:

o Three classes of Class B Certificates issued by the trust, which are not offered by this prospectus supplement. The Class B Certificates are subordinated to and provide credit enhancement for the offered certificates to the extent described in this prospectus supplement.

o The Class M Certificates issued by the trust, which are subordinated to and provide credit enhancement for the senior certificates and any Class M Certificates with a higher payment priority to the extent described in this prospectus supplement.

Underwriting

[Name of Underwriter] will offer to the public the Class A-1 Certificates through Class A-[_] Certificates and 99.99% of the Class R Certificates at
varying prices to be determined at the time of sale. [Name of Underwriter]'s commission will be the difference between the price it pays to the depositor for such underwritten certificates and the amount it receives from the sale of such underwritten certificates to the public. The proceeds to the depositor from the sale of such underwritten certificates to [Name of Underwriter] will be approximately [ ____ ]% of the principal balance of such underwritten certificates plus accrued interest, before deducting expenses.

[[Name of Underwriter] will offer to the public the Class M Certificates at varying prices to be determined at the time of sale. [Name of Underwriter]'s commission will be the difference between the price it pays to the depositor for such underwritten certificates and the amount it receives from the sale of such underwritten certificates to the public. The proceeds to the depositor from the sale of such underwritten certificates to [Name of Underwriter] will be approximately [ ____ ]% of the principal balance of such underwritten certificates plus accrued interest, before deducting expenses.]

See "Method of Distribution" in this prospectus supplement.

The depositor may offer the Class A-P and Class A-V Certificates to the public from time to time, directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices which will be determined at the time of sale. The proceeds to the depositor from any sale of the Class A-P or Class A-V Certificates will equal the difference between the price paid to the depositor for such certificates and the sum of the depositor's related expenses and the compensation paid to any underwriter or agent.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

 Important notice about information presented in this prospectus supplement and the accompanying prospectus

We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

this prospectus supplement, which describes the specific terms of your series of certificates.

If the description of your certificates in this prospectus supplement differs from the related description in the accompanying prospectus, you should rely on the information in this prospectus supplement.

You can find a listing of the pages where capitalized terms used both in the prospectus and this prospectus supplement are defined under the caption "Index" beginning on page [___] in the accompanying prospectus.

The depositor's principal offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437 and its telephone number is (612) 832-7000.

                                           Table of Contents

                                                            Page
Summary ...................................... ..............3
Risk Factors................................. ..............9
Introduction................................ ...............16
Description of the [Mortgage][Contract][Pool] ..............16
    General................................. ...............16
    [Mortgage Rate Adjustment] .............................17
    Mortgage Pool Characteristics ..........................19
    Standard Hazard Insurance and Primary
        Mortgage Insurance ............................... .27
    [The Program]........................... ...............28
    [Underwriting Standards] ...............................29
    [Delinquency and Foreclosure Experience] ...............30
    Residential Funding ....................................30
    Additional Information .................................30
Description of the Certificates ............................31
    General................................. ...............31
    Book-Entry Registration of Certain of the
        Offered Certificates ...............................32
    Available Distribution Amount ..........................34
    Interest Distributions .................................34
    Principal Distributions on the Senior Certificates .....38
    Principal Distributions on the Class M
        Certificates........................ ...............47
    Allocation of Losses; Subordination ....................49
    [Advances].............................. ...............53
Year 2000 Considerations ...................................54
    Overview of the Year 2000 Issue ........................54
    [Overview of [Residential Funding]'s Y2K
        Project............................. ...............54
    Y2K Project Status...................... ...............56
    Risks related to Y2K ...................................57
Certain Yield and Prepayment Considerations ................58
    General................................. ...............58
    Structuring Assumptions ................................62
    Principal Only Certificate and Variable Strip
        Certificate Yield Considerations ...................66
    Additional Yield Considerations Applicable
        Solely to the Residual Certificates ................68
Pooling and Servicing Agreement ............................68
    General................................. ...............68
    [The [Master] Servicer[s]] .............................68
    Servicing and Other Compensation and Payment
        of Expenses......................... ...............70
    Voting Rights........................... ...............71
    [Termination]........................... ...............71
Certain Federal Income Tax Consequences ....................72
    Special Tax Considerations Applicable to
        Residual Certificates ..............................73
    [For Trusts treated as Grantor Trusts ..................74
    Characterization of Investments in Grantor Trust
        Certificates........................ ...............75
    Taxation of Owners of Grantor Trust Fractional
        Interest Certificates ..............................76
    Taxation of Owners of Grantor Trust Strip
        Certificates........................ ...............82
    Possible Application of Proposed Contingent
        Payment Rules....................... ...............83
    Sales of Grantor Trust Certificates ....................84
    Grantor Trust Reporting ................................85
    Backup Withholding .....................................85
    Foreign Investors] .....................................85
Legal Investment Matters ...................................85
Method of Distribution .....................................86
[ERISA Considerations ......................................87
Legal Opinions.............................. ...............89
Ratings ...................................... .............89


                                     SUMMARY

The following summary is a very general overview of the certificates offered hereby and does not contain all of the information that you should consider in making your investment decision. To understand the terms of the offered certificates, you should read carefully this entire document and the accompanying prospectus.


Titleof securities................  [Mortgage Asset-Backed][Manufactured Housing
     Contract] Pass-Through Certificates, Series [____-QS__].

Depositor   .........................   Residential  Accredit  Loans,  Inc.,  an
     affiliate of Residential Funding Corporation.

[Master] servicer[s].................. [Name of [Master] Servicer[s]].

Trustee............................ [Name of Trustee].

Mortgage  pool   ........................_____   [fixed-rate][adjustable   rate]
     mortgage loans with an aggregate principal balance of approximately $[ _________ ] as of the cut-off date, secured by first liens on one- to four-family residential properties.

Cut-off date.......................... [ ------ --, ---- ].

Closing date.......................... On or about [ ______ __, ____ ].

Distribution  dates....................Beginning in [ ______ ____ ], on the 25th
     of each month or if the 25th is not a business day, on the next business day.

Scheduled final  distribution  date.....[  ______ 25,  20__ ]. The actual  final distribution date could be substantially earlier.

Form of certificates..................Book-entry:  Class A-1 through Class A-[_]
     and Class M Certificates.Physical: Class A-P, Class A-V and Class R Certificates.

See  "Description  of  the   Certificates--Book-Entry   Registration"   in  this
     prospectus supplement.

Minimum denominations.................Class  A-1 through Class A-3, Class [_-_],
     Class [_-_], ... Class A-P and Class M-1 Certificates: $25,000.
     Class M-2 and Class M-3 Certificates:  $250,000.
     Class A-V and Class R Certificates:  20% percentage interest.

     Legalinvestment.....................When  issued,  the Class A, Class R and
          Class M-1 Certificates will, and the Class M-2 and Class M-3 Certificates will not, be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

     See  "Legal Investment" in this prospectus supplement and the prospectus.

 .



                       Offered Certificates

-----------------------------------------------------------------------------------------------------------------
        Class           Initial Principal         Pass-          Initial Rating            Designation
                             Balance             Through          [_____] (1)
                                                   Rate
-----------------------------------------------------------------------------------------------------------------
Class A Certificates:

         A-1              $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
         A-2              $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
         A-3              $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
        [_-_]             $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
        [_-_]             $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
        [_-_]             $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
         A-P              $[ _________ ]          0.00%             AAA/AAAr          Senior/Principal Only
         A-V                  $ 0(2)              (3) )            AAA/AAAr )      Senior/Interest Only/Variable Rate
Total Class A Certificates$[ _________ ]


Class R Certificates:

          R                   $ 100             [ ____ ]%           AAA/AAA         Senior/Residual/Fixed Rate

Total senior certificates:$[ _________ ]


Class M Certificates:

         M-1              $[ _________ ]        [ ____ ]%            AA/NA             Mezzanine/Fixed Rate
         M-2              $[ _________ ]        [ ____ ]%             A/NA             Mezzanine/Fixed Rate
         M-3              $[ _________ ]        [ ____ ]%            BBB/NA            Mezzanine/Fixed Rate
Total Class M Certificates$[ _________ ]

Total offered certificates$[ _________ ]





                                                                              S-5





                                     Non-Offered Certificates (4)


Class B Certificates:

         B-1              $[ _________ ]         [ ____ ]%            BB/NA           Subordinate/Fixed Rate
         B-2              $[ _________ ]         [ ____ ]%            B/NA            Subordinate/Fixed Rate
         B-3              $[ _________ ]         [ ____ ]%            NA/NA           Subordinate/Fixed Rate
Total Class B Certificates$[ _________ ]

Total offered and non- $[ _________ ] offered certificates:


(1) See "Ratings" in this prospectus supplement.
(2) The initial notional amount of the Class A-V Certificates will be approximately $[ _________ ]. (3) Varies according to the weighted average of the excess of the net mortgage rate on each mortgage loan over [ ____ ]%. (4) The information presented for non-offered certificates is provided solely to assist your understanding of the offered certificates.

The Trust

The depositor will establish a trust with respect to the Series [____-QS__] Certificates, pursuant to a pooling and servicing agreement dated as of [ ______ 1, ____ ] among the depositor, the [master] servicer[s] and the trustee. On the closing date, the depositor will deposit the pool of mortgage loans described below into the trust.

Each Series [____-QS__] Certificate will represent a partial ownership interest in the trust. Distributions of interest and/or principal on the certificates will be made only from payments received in connection with the mortgage loans described below.

The Mortgage Pool

The  mortgage   loans  to  be  deposited  into  the  trust  have  the  following characteristics as of the cut-off date:



                      Range        Weighted
                                  Average
Principal balance   $[ _________ ] to$ [ _____ ]*
                    $[ --------- ]
Mortgage rate             [ ____ ]% to  [ ____]%
                          [----- ]%
Remaining term to[ ___] to [ ___ ]      [ ___ ]
maturity (months)



*Indicates average principal balance.

The mortgage loans were originated using less stringent underwriting standards than the underwriting standards applied by certain other first mortgage loan purchase programs, such as those of Fannie Mae, Freddie Mac or the depositor's affiliate, Residential Funding Mortgage Securities I, Inc.

For additional information regarding the mortgage pool see "Description of the Mortgage Pool" in this prospectus supplement.

Distributions on the Offered Certificates

Subservicers will collect monthly payments of principal and interest on the mortgage loans. Each month, the subservicers will retain their subservicing fee and forward the remainder of the collections, including unscheduled payments, to the [master] servicer[s]. After retaining its master servicing fee and amounts that reimburse the subservicer or [master] servicer[s] for reimbursable expenses and advances, the [master] servicer[s] will forward all collections on the mortgage loans, together with any advances that it makes for delinquent mortgage payments, to the trustee.

The aggregate amount of such monthly collections and advances is described under the heading "Description of the Certificates--Available Distribution Amount" in this prospectus supplement.

Distributions to certificateholders will be made from available amounts as follows:


                  Step 1
Distribution of interest to the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates




                  Step 2
     Distribution of principal to the
        Class A-P Certificates(1)


                  Step 3
Distribution of principal to the Class A Certificates (other than the Class A-P and Class A-V Certificates) and Class
            R Certificates(2)





                  Step 4
Payment to [master] servicer[s] in respect of certain unreimbursed advances


                  Step 5
           Distribution to the Class M Certificates in the following order:
  Interest to the Class M-1 Certificates
 Principal to the Class M-1 Certificates
  Interest to the Class M-2 Certificates
 Principal to the Class M-2 Certificates
  Interest to the Class M-3 Certificates
 Principal to the Class M-3 Certificates



                  Step 6
Distribution of interest and principal to the Class B
               Certificates

                  Step 7
Distribution of any remaining funds to the Class R
             Certificates(3)



The Class A-P  Certificates  receive  only a certain  portion  of the  principal received in respect of each mortgage loan that has a net mortgage rate of less than [ ____ ]%, as described in "Description of the Certificates Principal Distributions on the Senior Certificates" in this prospectus supplement.
Not all outstanding classes of Class A Certificates will receive principal distributions on each distribution date. It is very unlikely that any distributions will be made to the Class R Certificates under Step 7.


The amount of interest owed to each class of certificates (other than the Class A-P Certificates) on each distribution date will generally equal:

    o the pass-through rate set forth above for that class of certificates multiplied by
    o the principal balance (or notional amount) of that class of certificates as of the day immediately prior to the related distribution date multiplied by
    o   1/12th  minus

    o   the pro rata share of certain interest
        shortfalls allocated to that class.

See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

Principal distributions on the certificates entitled to principal distributions will be allocated among the various classes of offered certificates as described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" in this prospectus supplement. Until the distribution date in [_____ 20__], all principal prepayments on the mortgage loans will be distributed to the Class A Certificates (other than the Class A-P and Class A-V Certificates) and Class R Certificates, unless the principal balances of such certificates (other than the Class A-P Certificates) have been reduced to zero. Not all outstanding Class A Certificates or Class R Certificates will receive principal on each distribution date. The Class A-V Certificates are not entitled to receive any principal distributions.

See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement.

Credit Enhancement

Allocation of losses. Except as described below, if Class M Certificates or Class B Certificates remain outstanding, losses on the mortgage loans will be allocated first to the outstanding class of Class M Certificates or Class B Certificates with the lowest payment priority, and the other classes of certificates will not bear any portion of such losses.

If none of the Class M Certificates or Class B Certificates remain outstanding, losses will be allocated among the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates, in proportion to their respective remaining principal balances. A special allocation provision applies to the Class A-P Certificates.

Not all losses will be allocated in the priority set forth above. Losses due to natural disasters such as floods and earthquakes, fraud by a mortgagor, bankruptcy of a mortgagor or certain other extraordinary events will be allocated as described above only up to specified amounts. Losses of these types in excess of the specified amount will, in general, be allocated to all outstanding classes of certificates pro rata in proportion to their remaining principal balances or accrued interest. Therefore, the Class M Certificates and Class B Certificates do not act as credit enhancement for the Class A Certificates and Class R Certificates for such losses.

Losses on each mortgage loan having a net mortgage rate of less than [ ____ ]% that are allocable to the Class A Certificates and Class R Certificates will be allocated first to the Class A-P Certificates in an amount based on the percentage of each such mortgage loan represented by the Class A-P Certificates. The remainder of such losses will be allocated as described above.

See "Description of the Certificates-- Allocation of Losses; Subordination" in this prospectus supplement.

Priority of distributions. The priority in which distributions are made to certificateholders also provides credit enhancement for certain classes of certificates. The priority of distribution is shown in the chart on page S-6. This manner of distributions ensures that any shortfall (other than specified amounts of certain types of losses described in this prospectus supplement under "Description of the Certificates--Allocation of Losses; Subordination") in amounts owed on the certificates is borne first by the most subordinate class of certificates.

Allocating all or a disproportionately large portion of principal prepayments and other unscheduled payments of principal to the Class A Certificates and Class R Certificates in the early years provides additional credit enhancement for the Class A Certificates and Class R Certificates by preserving a greater portion of the principal balances of the Class M Certificates and Class B Certificates for absorption of losses.

Advances

For any month, if the [master] servicer[s] receives no payment on a mortgage loan or a payment that is less than the full scheduled payment, the [master] servicer[s] will advance its own funds to cover that shortfall. However, the [master] servicer[s] will make such advance only if it determines that such advance will be recoverable from future payments or collections on that mortgage loan.

See "Description of the Certificates--Advances" in this prospectus supplement.

Optional Termination

On any distribution date on which the aggregate outstanding principal balance of the mortgage loans is less than 10% of their aggregate principal balance as of the cut-off date, the [master] servicer[s] or the depositor may, but will not be required to:

    o purchase from the trust all remaining mortgage loans and thereby cause an early retirement of the certificates; or

    o      purchase all the certificates.

An optional purchase of the outstanding certificates will cause the outstanding principal balance of the certificates to be paid in full with accrued interest. However, there will be no reimbursement of principal reductions or related interest that resulted from losses allocated to the certificates. An optional purchase of the remaining mortgage loans may cause the holders of one or more classes of certificates to receive less than their outstanding principal balance plus accrued interest.

See "Pooling and Servicing Agreement--Termination" in this prospectus supplement
and  "The   Pooling  and   Servicing   Agreement--Termination;   Retirement   of
Certificates" in the prospectus.

Ratings

When issued, the offered certificates will receive ratings which are not lower than those set forth in the table on page S-5 of this prospectus supplement. The ratings on the offered certificates address the likelihood that the holders of the offered certificates will receive all distributions on the underlying mortgage loans to which they are entitled. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans. For example, the rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause holders of the Class A-V Certificates to fail to recover fully their initial investments.

See "Ratings" in this prospectus supplement.

Legal Investment

When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 and Class M-3 Certificates will not, be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered certificates constitute legal investments for you.

See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions.

ERISA Considerations

The Class A Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to important considerations. Sales of the Class M Certificates and the Class R Certificates to most such plans or retirement accounts are prohibited, except as may be permitted under an exemption available to insurance companies using general accounts.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Tax Status

For federal income tax purposes, the depositor will elect to treat the trust as a real estate mortgage investment conduit. The certificates, other than the Class R Certificates, will represent ownership of regular interests in the trust. Such certificates will generally be treated as representing ownership of debt for federal income tax purposes. Certificateholders will be required to include in income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting. For federal income tax purposes, the Class R Certificates will be the residual interest in the trust.

For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the Class R Certificates, see "Certain Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                           RISK FACTORS

        The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

        The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

        You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

Risk of Loss

Losses  may occur onthe mortgage loans due to a variety of causes.

          Losses on the mortgage loans may occur due to a wide variety of causes, including fluctuation in real estate values and in the financial conditions of borrowers. A decline in real estate values or economic conditions nationally or in the regions where the mortgaged properties are located may increase the risk of losses on the mortgage loans. Such losses may be increased if the values of the related mortgaged properties have declined since the origination of the related mortgage loans and the borrowers' equity in such mortgaged properties has decreased or if the mortgagors have difficulty making payments on the mortgage loans. [Describe any special risks for specific loan types, such as negative amortization or escalating payments.][Describe risks relating to manufactured housing contracts.]

Underwriting standards may affect risk of loss on the mortgage loans.

          The mortgage loans have been originated using underwriting standards that are less stringent than the underwriting standards applied by certain other first mortgage loan purchase programs, such as Fannie Mae, Freddie Mac or the depositor's affiliate, Residential Funding Mortgage on the Securities I, Inc. Applying less stringent underwriting standards creates mortgage additional risks that losses on the mortgage loans will be allocated to loans. certificateholders.

                    Examples include:

                    o    mortgage   loans   secured   by   non-owner    occupied
                         properties;

                    o    mortgage  loans  with  relatively  high   loan-to-value
                         ratios (i.e., the amount of the loan at origination is 80% or more of the value of the mortgaged property);

                    o mortgage loans made to borrowers who are United States citizens employed abroad or citizens and residents of a foreign country;

                    o mortgage loans made to borrowers who have high debt-to-income ratios (i.e., the amount of other debt the borrower owes represents a large portion of his or her income); and

                    o mortgage loans made to borrowers whose income is not required to be disclosed or verified. See "The Trusts--The Mortgage Loans--Underwriting Policies" and "Certain Legal Aspects of Mortgage Loans and Contracts" in the prospectus.

Geographic concentratio n may affect risk of loss on the mortgage loans.

          Another risk associated with investing in securities backed by a pool of mortgage loans is created by any concentration of the related mortgaged properties in one or more geographic regions. If the regional economy or housing market of any state (or any other region having a significant concentration of the properties underlying the mortgage loans) weakens, the mortgage loans related to properties in that region may experience high rates of loss and delinquency, resulting in losses to certificateholders. A region's economic condition and housing market may be adversely affected by a variety of events, including natural disasters such as earthquakes, hurricanes, floods and eruptions, and civil disturbances such as riots. The economic impact of any such events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The properties underlying the mortgage loans may be concentrated in these regions. Such concentration may result in greater losses to certificateholders than those generally present for similar mortgage-backed securities without such concentration.

          See "Description of the Mortgage Pool--Mortgage Pool Characteristics" in this prospectus supplement.

Credit enhancement is limited to the subordination provided by classes with lower payment priorities.

          The only credit enhancement for the Class A Certificates and Class R Certificates will be the subordination provided by the Class M Certificates and Class B Certificates. The only credit enhancement for the Class M Certificates will be the subordination provided by the Class B Certificates and by any class of Class M Certificates with a lower payment priority. Therefore, if the aggregate principal balance of the Class B Certificates is reduced to zero, subsequent losses will be allocated to the Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the principal balance of such class has been reduced to zero. If the principal balance of the Class M Certificates is reduced to zero, any additional losses will be allocated among the Class A Certificates and Class R Certificates. Furthermore, the credit enhancement provided for certain types of losses is limited.

          If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be reduced in the future. Neither the depositor, the master servicer s] nor any other entity will have any obligation to supplement any credit enhancement, or to take any other action to maintain any rating of the certificates. See "Summary--Credit Enhancement" and "Description of the Certificates--Allocation of Losses; Subordination" in this prospectus supplement.



Limited Obligations


Payments on the mortgage loans are the only source of payments on the offered certificates.

          The certificates represent interests only in the Series [____-QS__] trust. The certificates do not represent an interest in or obligation of the depositor, the [master] servicer[s] or any of their affiliates. If proceeds from the assets of the Series [____-QS__] trust are not sufficient to make all payments provided for under the pooling and servicing agreement, investors will have no recourse to the depositor, the [master] servicer[s] or offered any other entity, and will incur losses.



Liquidity Risks

An investor may have to hold its offered certificates to their maturity because of difficulty in reselling the offered certificates.


     A secondary market for the offered certificates may not develop. Even if a secondary market does develop, it may not continue or it may be illiquid. Neither the underwriter nor any other person will have any obligation to make a secondary market in the certificates. The certificates will not be listed on any securities exchange. Illiquidity means an investor may not be able to find a buyer to buy its securities readily or at prices that will enable the investor to realize a desired yield. Illiquidity can have a severe adverse effect on the market value of the offered certificates. Any class of offered certificates may experience illiquidity, although generally illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.


Special Yield and Prepayment Considerations

An investor's yield to maturity will depend on various factors.

The yield to maturity on each class of offered certificates will depend on a variety of factors, including:

                    o the rate and timing of principal payments on the mortgage loans (including prepayments, defaults and liquidations, and repurchases due to breaches of representations or warranties);

                    o    the pass-through rate for that class;

                    o    interest shortfalls due to mortgagor prepayments; and

                    o    the purchase price of that class.

                      In general, if a class of certificates is purchased at a price higher than its outstanding principal balance and principal distributions on such class occur faster than assumed at the time of purchase, the yield will be lower than anticipated. Conversely, if a class of certificates is purchased at a price lower than its outstanding principal balance and principal distributions on that class occur more slowly than assumed at the time of purchase, the yield will be lower than anticipated.

The rate of prepayments on the mortgage loans will be affected by various factors.

     Since mortgagors can generally prepay their mortgage loans at any time, the rate and timing of principal distributions on the offered certificates are highly uncertain. Generally, when market interest rates increase, borrowers are less likely to prepay their mortgage loans. Such reduced prepayments could result in a slower return of principal to holders of the offered certificates at a time when they may be able to reinvest such funds at a higher rate of interest than the pass-through rate on their class of certificates. Conversely, when market interest rates decrease, borrowers are generally more likely to prepay their mortgage loans. Such increased prepayments could result in a faster return of principal to holders of the offered certificates at a time when they may not be able to reinvest such funds at an interest rate as high as the pass-through rate on their class of certificates.

     Refinancing programs, which may involve soliciting all or some of the mortgagors to refinance their mortgage loans, may increase the rate of prepayments on the mortgage loans. These refinancing programs may be offered by the master servicer or any subservicer, and may include streamlined documentation programs as well as programs under which a mortgage loan is modified to reduce the interest rate.

     See "Maturity and Prepayment Considerations" in the prospectus.

Each  class  of  offered   certificates  has  different   prepayment  and  yield
considerations.


      The offered certificates have different yield considerations and different sensitivities to the rate and timing of principal distributions. The following is a general discussion of certain yield considerations and prepayment sensitivities of certain classes.

      See "Certain Yield and Prepayment Considerations" in this prospectus supplement.

Class A Certificates


     The Class A Certificates are subject to various priorities for payment of principal as described herein. Distributions of principal on the Class A Certificates having an earlier priority of payment will be affected by the rates of prepayment of the mortgage loans early in the life of the mortgage pool. Those classes of Class A Certificates with a later priority of payment will be affected by the rates of prepayment of the mortgage loans experienced both before and after the commencement of principal distributions on such classes.

     See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement.

Class A-P Certificates

     The Class A-P Certificates will receive a portion of the principal payments only from mortgage loans that have net mortgage rates lower than [ ____ ]%. Therefore, the yield on the Class A-P Certificate will be extremely sensitive to the rate and timing of principal prepayments and defaults on mortgage loans that have net mortgage rates lower than [ ___ ]%.

     Investors in the Class A-P Certificates should be aware that mortgage loans with lower mortgage rates are less likely to be prepaid than mortgage loans with higher net mortgage rates. If prepayments of principal on the mortgage loans that have net mortgage rates lower than [ ____ ]% occur at a rate slower than an investor assumed at the time of purchase, the investor's yield will be lower than anticipated.

Class A-V  Certificates

     The Class A-V Certificates will receive a portion of the interest payments only from mortgage loans that have net mortgage rates higher than [___]%. Therefore, the yield on the Class A-V Certificates will be extremely sensitive to the rate and timing of principal prepayments and defaults on mortgage loans that have net mortgage rates higher than [ ____ ]%.

          Investors in the Class A-V Certificates should be aware that mortgage loans with higher mortgage rates are more likely to be prepaid than mortgage loans with lower mortgage rates. If prepayments on the mortgage loans that have net mortgage rates higher than [ ____ ]% occur at a rate faster than an investor assumed at the time of purchase, the investor's yield will be lower than anticipated. Investors in the Class A-V Certificates should fully consider the risk that a rapid rate of prepayments on the mortgage loans that have net mortgage rates higher than [ ____ ]% could result in their failure to recover fully their investments.

Class M  Certificates

          Losses on the mortgage loans will be allocated among the certificates in the manner described herein. The yield to investors in the Class M Certificates will be sensitive to the rate and timing of losses on the mortgage loans. Losses (other than specified amounts of certain types of losses described herein) will be allocated to the most subordinate class of Class M Certificates and Class B Certificates outstanding. See "Summary--Credit Enhancement--Allocation of Losses" and "Description of the Certificates--Allocation of Losses; Subordination" in this prospectus supplement.

          It is not expected that the Class M Certificates will receive any distributions of principal prepayments until the distribution date in [_______ ____]. After that date, all or a disproportionately large portion of principal prepayments on the mortgage loans may be allocated to the Class A Certificates and Class R Certificates, and none or a disproportionately small portion of principal prepayments may be paid to the holders of the Class M Certificates and Class B Certificates. As a result, the weighted average lives of the Class M Certificates may be longer than would otherwise be the case.

                           INTRODUCTION

        Residential Accredit Loans, Inc. (the "Depositor") will establish a trust (the "Trust") with respect to Series [____-QS__] on or about [ ______ __, ____ ] (the "Closing Date"), pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") among the Depositor, [Name of [Master] Servicer[s]] (the "[Master] Servicer[s]") and [Name of Trustee], a [________] (the "Trustee"), dated as of [ ______ __, ____ ] (the "Cut-off Date"). On the Closing Date, the Depositor will deposit into the Trust [a pool of mortgage loans (the "Mortgage Pool")] (a pool of manufactured housing contracts (the "Contract Pool") secured by one- to four-family residential properties with terms to maturity of not more than [__] years.

                        DESCRIPTION OF THE
                    [MORTGAGE][CONTRACT][POOL]


General

        The Mortgage Pool will consist of approximately [____] [mortgage loans (the "Mortgage Loans")] [contracts (the "Contracts") having an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of approximately $[____]. The Mortgage Loans are secured by first liens on fee simple interests in one- to four-family residential real properties (each, a "Mortgaged Property"). The Mortgage Pool will consist of conventional, [fixed-rate][adjustable rate], fully-amortizing, level monthly payment Mortgage Loans with original terms to maturity of not more than [____] years. With respect to Mortgage Loans that have been modified, references herein to the date of origination shall be deemed to be to the date of the most recent modification. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

        All of the Mortgage Loans were purchased by the Depositor through its affiliate Residential Funding Corporation ("Residential Funding") from Unaffiliated Sellers as described herein and in the Prospectus, except in the case of [___]% of the Mortgage Loans, which were purchased by the Depositor from [___________]
("[____]"), which is an affiliate of the Depositor.  No Unaffiliated

Seller sold more than [____]% of the Mortgage Loans to Residential Funding. [____] % of the Mortgage Loans are being subserviced by ___________ ("[_________]"), an affiliate of the Depositor and its affiliates. All of the Mortgage Loans were generally underwritten in conformity with or in a manner generally consistent with the Program. See "--The Program" below.

        The Depositor and Residential Funding will make certain limited representations and warranties regarding the Mortgage Loans as of the date of issuance of the Certificates. The Depositor and Residential Funding will be required to repurchase or substitute for any Mortgage Loan as to which a breach of its representations and warranties with respect to such Mortgage Loan occurs if such breach materially and adversely affects the interests of the Certificateholders in any such Mortgage Loan and such Mortgage Loan is not otherwise repurchased by the related Mortgage Collateral Seller. The Depositor, as assignee of Residential Funding, will also assign to the Trustee for the benefit of the Certificateholders certain of its rights, title and interest in any agreement relating to the transfer and assignment of the Mortgage Loans to the Depositor by Residential Funding, including certain representations and warranties made by the Mortgage Collateral Sellers. Insofar as any such agreement relates to the representations and warranties made by the related Mortgage Collateral Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. However, neither the Depositor nor Residential Funding will be required to repurchase or substitute for any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan.

[Mortgage Rate Adjustment]

        [The Mortgage Rate on each Mortgage Loan will adjust semi-annually on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded to the nearest multiple of [ ]%) of the Index described below and a fixed percentage set forth in the related Mortgage Note (the "Note
Margin"), subject to certain limitations described herein. The amount of the monthly payment on each Mortgage Loan will be adjusted semi-annually on the first day of the month following the month in which the Adjustment Date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate and fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term to stated maturity. As of the Cut-off Date, [ ]% of the Mortgage Loans will have reached their first Adjustment Date. The Mortgage Loans will have different Adjustment Dates, Note Margins and limitations on the Mortgage Rate adjustments, as described below.]

        [Each Mortgage Note contains an interest rate adjustment cap (the "Periodic Rate Cap") which limits the adjustment of the Mortgage Rate to not more than [ ]% above or below the previous Mortgage Rate; provided that, with respect to [ ]% of the Mortgage Loans, the Periodic Rate Cap applicable to the first Adjustment Date is [ ]% per annum. The Mortgage Rate on a Mortgage Loan may not exceed the maximum Mortgage Rate (the "Maximum Mortgage Rate") or be less than the minimum Mortgage Rate (the "Minimum Mortgage Rate") specified for such Mortgage Loan in the related Mortgage Note. The Minimum Mortgage Rate for each Mortgage Loan will be equal to the Note Margin. The Minimum Mortgage Rates will range from [ ]% to [ ]%, with a weighted average Minimum Mortgage Rate as of the Cut-off Date of [ ]%. The Maximum Mortgage Rates will range from [ ]% to [ ]%, with a weighted average Maximum Mortgage Rate as of the Cut-off Date of [ ]%. No Mortgage Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization.]

        [The Index applicable to the Mortgage Loans will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks ("LIBOR") as published by Fannie Mae and as most recently available as of the date forty-five days prior to the Adjustment Date, or, with respect to [ ]

Mortgage Loans, representing approximately [ ]% of the Mortgage Loans, the Index shall be LIBOR as published in The Wall Street Journal and as most recently available as of the first business day of the month immediately preceding the month in which the Adjustment Date occurs. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the [Master] Servicer[s].]

        [Listed below are levels of LIBOR as published by Fannie Mae that are or would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of LIBOR published in The Wall Street Journal for the corresponding periods would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of LIBOR (as published by Fannie Mae or The Wall Street Journal). No assurance can be given as to the level of LIBOR on any Adjustment Date or during the life of any Mortgage Loan.]

LIBOR





             Adjustment Date                    [Year]          [Year]          [Year]          [Year]

January 1.............................                    %              %               %               %
February 1............................
March 1...............................
April 1...............................
May 1.................................
June 1................................
July 1................................
August 1..............................
September 1...........................
October 1.............................
November 1............................
December 1............................

        [The initial Mortgage Rate in effect on a Mortgage Loan generally will be lower, and may be significantly lower, than the sum of the Index that would have been applicable at origination and the Note Margin. Therefore, unless the Index declines after origination of a Mortgage Loan, the related Mortgage Rate will generally increase on the first Adjustment Date following origination of such Mortgage Loan subject to the Periodic Rate Cap. The repayment of the Mortgage Loans will be dependent on the ability of the Mortgagors to make larger monthly payments following adjustments of the Mortgage Rate. Mortgage Loans that have the same initial Mortgage Rate may not always bear interest at the same Mortgage Rate because such Mortgage Loans may have different Adjustment Dates (and the Mortgage Rates therefore may reflect different Index values), Note Margins, Maximum Mortgage Rates and Minimum Mortgage Rates. The Net Mortgage Rate with respect to each Mortgage Loan as of the Cut-off Date will be set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement. The Net Mortgage Rate on each Mortgage Loan will be adjusted on each Adjustment Date to equal the sum of the Index as specified in the related Mortgage Note (rounded to the nearest multiple of [ ]%) and a fixed percentage per annum for each Mortgage Loan as set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement (the "Note Margin"), provided that the Net Mortgage Rate on any Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap. The Note Margins for the Mortgage Loans will be at least [ ]% per annum but not more than [ ]% per annum as of the Cut-off Date. The Net Mortgage Rate on any Mortgage Loan may not exceed the maximum Net Mortgage Rate (the "Maximum Net Mortgage Rate") or be less than the minimum Net Mortgage Rate (the "Minimum Net Mortgage Rate") for such Mortgage Loan.]


Mortgage Pool Characteristics

        None of the [Mortgage Loans][Contracts] will have been originated prior to [__ __, ____] or will have a maturity date later than [_____ __, ____]. No [Mortgage Loans][Contracts] will have a remaining term to maturity as of the Cut-off Date of less than [_____] months. The weighted average remaining term to maturity of the [Mortgage Loans][Contracts] as of the Cut-off Date will be approximately [_____] months. The weighted average original term to maturity of the [[Mortgage Loans][Contracts] will be approximately [_____] months. As used herein, "remaining term to maturity" means, as of any date of determination and with respect to any Mortgage Loan, the number of months equaling the number of scheduled monthly payments necessary to reduce the then-current Stated Principal Balance of such [Mortgage Loans][Contracts] to zero, assuming the related Mortgagor will make all scheduled monthly payments, but no prepayments, on such [Mortgage Loans][Contracts] thereafter.

        As of the Cut-off Date, none of the [[Mortgage Loans ][Contracts] will be 30 or more days delinquent in payment of principal and interest. For a description of the methodology used to categorize mortgage loans as delinquent, see "Pooling and Servicing Agreement--The Master Servicer" herein.

        [_____]% of the Mortgage Loans will be Buydown
[Mortgage Loans ][Contracts].

        [No Mortgage Loan provides for deferred interest or negative amortization.]

        [No more than [_____]% of the [Mortgage Loans][Contracts] will have been made to International Borrowers. [__]% of the Mortgage Loans will be Additional Collateral Loans. [__]% of the Mortgage Loans will be Pledged Asset Mortgage Loans. See "The Trusts--The Mortgage Loans" in the Prospectus. The Additional Collateral with respect to the Additional Collateral Loans and the Pledged Amount with respect to the Pledged Asset Mortgage Loans is not included in the determination of the Loan-to-Value Ratios of such Mortgage Loans as shown in the tables set forth below.]

        [The Mortgage Loans are generally assumable pursuant to the terms of the related Mortgage Note. See "Maturity and Prepayment Considerations" in the Prospectus.]

        [Set forth below is a description of certain additional characteristics of the Mortgages and [Mortgage Loans][Contracts] as of the Cut-off Date (expressed as a percentage of the outstanding aggregate principal balance of the [Mortgage Loans][Contracts] having such characteristics relative to the outstanding aggregate principal balance of all [Mortgage Loans][Contracts]). Unless otherwise specified, all principal balances of the [Mortgage Loans][Contracts] are as of the Cut-off Date and are rounded to the nearest dollar.]



                    Credit Score Distribution1


      Credit Score                Number of             Principal Balance             Percent of
         Ranges                 Mortgage Loans                                      Mortgage Pool


                                                     $      .                          .   %


2                                                                     .                         .

  Total.........                                     $       .                         .   %

                          Mortgage Rates


     Mortgage Rates                 Number              Principal Balance           Percentage of

                                                                                  [Mortgage][Contrac
                                                                                       t] Pool


                                                     $      .                          .   %







                                                                      .                         .

  Total.........                                     $       .                         .   %

        As of the Cut-off Date, the weighted average Mortgage
Rate of the [Mortgage Loans][Contracts] was approximately [ ]% per annum.
--------
1 Each Credit Score shown here may have been obtained at the time the Mortgagor applied for the related Mortgage Loan, or after the origination of the related Mortgage Loan. 2 Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related Seller and Mortgage Loans where no credit history can be obtained from the related mortgagor.



                       [Net Mortgage Rates


      Net Mortgage                  Number              Principal Balance           Percentage of
         Rates                                                                        [Mortgage]
                                                                                   [Contract] Pool


                                                     $      .                          .   %






                                                                      .                         .
  Total...........                                   $       .                         .   %

        As of the Cut-off Date, the weighted average Net Mortgage Rate of the [Mortgage Loans][Contracts] was approximately [ ]% per annum].

                          [Note Margins


      Note Margins                  Number              Principal Balance           Percentage of
                                                                                      [Mortgage]
                                                                                   [Contract] Pool


                                                     $      .                          .   %






                                                                      .                         .

  Total..........                                    $       .                         .   %

        As of the Cut-off Date, the weighted average Note Margin on the [Mortgage Loans][Contracts] was approximately [ ]%].


               [[Minimum] [Maximum] Mortgage Rates


       [Minimum]                    Number              Principal Balance           Percentage of
       [Maximum]                                                                      [Mortgage]
     Mortgage Rates                                                                [Contract] Pool


                                                     $      .                          .   %





                                                                      .                         .

 Total.........                                      $       .                         .   %

        As of  the  Cut-off  Date,  the  weighted  average  [minimum]  [maximum]
Mortgage Rate of the [Mortgage Loans][Contracts] was approximately [ ]% per annum].

           Original [Mortgage Loan][Contract] Principal
                             Balances


   Principal Balance                Number              Principal Balance           Percentage of
                                                                                      [Mortgage]
                                                                                   [Contract] Pool

    $             .                                      $             .               .   %






                                                                      .                         .

  Total...........                                   $       .                         .   %

        As of the Cut-off Date, the average unpaid principal balance of the [Mortgage Loans][Contracts] will be approximately $[ ].


                  [Remaining Months to Maturity


    Remaining Months                Number              Principal Balance           Percentage of
      to Maturity                                                                     [Mortgage]
                                                                                   [Contract] Pool




                                                     $      .                          .   %







                                                                      .                         .

   Total..........                                   $       .                         .   %

        As of the Cut-off Date, the weighted average remaining months to maturity of the [Mortgage Loans][Contracts] was approximately [ ] months].

                    [Months Since Origination


         Months                     Number              Principal Balance           Percentage of
   Since Origination                                                                  [Mortgage]
                                                                                   [Contract] Pool


                                                     $      .                          .   %




                                                                      .                         .

  Total                                              $       .                         .   %

        As of the Cut-off Date, the weighted average months since origination of the [Mortgage Loans][Contracts] was approximately months.]


                  Original Loan-To-Value Ratios


     Loan-to-Value                  Number              Principal Balance           Percentage of
         Ratio                                                                        [Mortgage]
                                                                                   [Contract] Pool


                                                     $       .                         .   %






                                                                      .                         .

    Total........                                    $       .                         .   %

        The weighted average Loan-to-Value Ratio at origination of the [Mortgage
Loans][Contracts] will have been approximately [ . ]%.

         Geographic Distributions of Mortgaged Properties


         State                      Number              Principal Balance           Percentage of
                                                                                      [Mortgage]
                                                                                   [Contract] Pool


                                                     $       .                         .   %





                                                                      .                         .

   Total.........                                    $       .                         .   %

1.  [(1)       "Other" includes states that contain less than [    ]%
of the [Mortgage][Contract] Pool.]


        [No more than [          ]% of the [Mortgage
Loans][Contracts] will be secured by Mortgaged Properties located in any one zip code area.]


                     Mortgaged Property Types

         Property                    Number              Principal Balance           Percentage of
                                                                                     Mortgage Pool

Single-family detached.                               $       .                         .   %
Planned Unit
Developments
(detached).............
Two- to four-family
units..................
Condo Low-Rise (less
than 5 stories)........
Condo Mid-Rise (5 to 8
stories)...............
Condo High-Rise (9
stories or more........
[Leasehold]............
Townhouse..............
Planned Unit                                                            .                           .
Developments
(attached).............
    Total..............                               $       .                  .   %]

                [[Mortgage Loan][Contract] Purpose

      Loan Purpose                 Number             Principal Balance            Percentage of
                                                                               [Mortgage][Contract]
                                                                                       Pool

Purchase................
Rate/Term Refinance.....                            $       .                      .   %
Equity Refinance........                                             .                        .
                           ----------------         ----------------  --     ----------------

   Total................                            $       .                       .   %]

        [The weighted average Loan-to-Value Ratio at origination of [Mortgage Loans][Contracts] made to finance the purchase of the related Mortgaged Properties will have been approximately [ ]%. The weighted average Loan-to-Value Ratio at origination of equity refinance [Mortgage Loans][Contracts] will have been approximately [ ]%. The weighted average Loan-to-Value Ratio at origination of rate and term refinance [Mortgage Loans][Contracts] will have been approximately [ ]%.]


          [Mortgage Loan][Contract] Documentation Types

       Type of Program               Number              Principal               Percentage of
                                                          Balance             [Mortgage][Contract]
                                                                                      Pool

Full Documentation.......                           $       .                  .   %
Limited Documentation(1)
No Documentation.........                                            .                     .
                               ----------------     ----------------  --    --------------

   Total.................                           $       .                    .   %]

2. (1)Includes self-employed Mortgagors.


        The weighted average Loan-to-Value Ratio at origination of the [Mortgage Loans][Contracts] which were underwritten under a reduced loan documentation program will be [____]%. No more than [____]% of such reduced loan documentation [Mortgage Loans] [Contracts] will be secured by Mortgaged Properties located in California.

        [____]% of the [Mortgage Loans][Contracts] were underwritten pursuant to a streamlined documentation refinancing program, which permits certain mortgage loans to be refinanced with only limited verification or updating of underwriting information obtained at the time that the original mortgage loan was originated. See "The Trusts--The Mortgage Loans--Underwriting Policies" in the Prospectus.

                         Occupancy Types


       Occupancy                  Number             Principal Balance             Percentage of
                                                                               [Mortgage][Contract]
                                                                                       Pool

Primary Residence.......                          $       .                         .   %
Second/Vacation.........
Investment Property.....
   Total................                          $       .                         .   %



    Net Mortgage Rates of Discount Mortgage Loans



 Net Mortgage Rate(%)         Number of            Principal          Percent of
                           Mortgage Loans           Balance           [Mortgage]
                                                                      [Contract]
                                                                         Pool

                                                $
                                                                    %



Total                                                 $
                                                                          %



        [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Mortgage Collateral Seller will have represented to the Depositor that, among other things: (i) the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; (ii) residential property in such area consisting of leasehold estates is readily marketable; (iii) the lease is recorded and no party is in any way in breach of any provision of such lease; (iv) the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and (v) the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage Loans.]

As of the Cut-off Date, the weighted average of the Discount Fractions of the Discount Mortgage Loans was approximately [______]%.

Standard Hazard Insurance and Primary Mortgage Insurance

        Each Mortgage Loan is required to be covered by a standard hazard insurance policy. In addition, to the best of the Depositor's knowledge, except with respect to [______] Mortgage Loans representing approximately [__]% of the Mortgage Loans, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy (a "Primary Insurance Policy") covering the amount of such Mortgage Loan generally in excess of 75% of the value of the related Mortgaged Property used in determining such Loan-to-Value Ratio (the "Appraised Value"). Substantially all of such Primary Insurance Policies were issued by [_________], [_________] and [_____________]
(collectively, the "Primary Insurers"). Each Primary Insurer has a claims paying ability currently acceptable to the Rating Agencies that have been requested to rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims. See "Insurance Policies on Mortgage Loans or Contracts--Standard Hazard Insurance on Mortgaged Properties" and "--Primary Mortgage Insurance Policies" in the Prospectus.

[The Program]

        General. Residential Funding commenced its Expanded Criteria Loan Program (the "Program") primarily for the purchase of mortgage loans that generally would not qualify for other first mortgage purchase programs such as those run by Fannie Mae or Freddie Mac or by Residential Funding in connection with securities issued by the Depositor's affiliate, Residential Funding Mortgage Securities I, Inc. Examples include mortgage loans secured by non-owner occupied properties, mortgage loans made to borrowers whose income is not required to be provided or verified, and mortgage loans made to borrowers whose ratios of debt service on the mortgage loan to income and total debt service on borrowings to income are higher than for such other programs. Borrowers may be International Borrowers. The Mortgage Loans also include mortgage loans secured by smaller or larger parcels of land, mortgage loans with higher Loan-to-Value Ratios than in such other programs and mortgage loans with Loan-to-Value Ratios over 80% that do not require primary mortgage insurance. See "--Program Underwriting Standards," below. The inclusion of such Mortgage Loans may present certain risks that are not present in such other programs. The Program is administered by Residential Funding on behalf of the Depositor.

        Qualifications of Program Sellers. Each Program Seller has been selected by Residential Funding on the basis of criteria set forth in Residential Funding's Program Seller Guide (as applicable to the Program, the "Program Seller Guide"). See "The Trusts--Mortgage Collateral Sellers" in the Prospectus.

        Program Underwriting Standards. In accordance with the Program Seller Guide, the Program Seller is required to review an application designed to provide to the original lender pertinent credit information concerning the mortgagor. As part of the description of the mortgagor's financial condition, each mortgagor is required to furnish information (which may have been supplied solely in such application) with respect to its assets, liabilities, income (except as described below), credit history and employment history, and to furnish an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. The mortgagor may also be required to authorize verifications of deposits at financial institutions where the mortgagor had demand or savings accounts. In the case of non-owner occupied properties, income derived from the mortgaged property may be considered for underwriting purposes. With respect to mortgaged property consisting of a vacation or second home, generally no income derived from the property is considered for underwriting purposes.

        Based on the data provided in the application and certain verifications (if required), a determination is made by the original lender that the mortgagor's monthly income (if required to be stated) will be sufficient to enable the mortgagor to meet its monthly obligations on the mortgage loan and other expenses related to the property (such as property taxes, utility costs, standard hazard insurance and other fixed obligations other than housing expenses). Generally, scheduled payments on a mortgage loan during the first year of its term plus taxes and insurance and all scheduled payments on obligations that extend beyond ten months (including those mentioned above and other fixed obligations) equal no more than specified percentages of the prospective mortgagor's gross income. The originator may also consider the amount of liquid assets available to the mortgagor after origination.

        Certain of the Mortgage Loans have been originated under "reduced documentation" or "no stated income" programs which require less documentation and verification than do traditional "full documentation" programs. Generally, under a "reduced documentation" program, no verification of a mortgagor's stated income is undertaken by the originator. Under a "no stated income" program, certain borrowers with acceptable payment histories will not be required to provide any information regarding income and no other investigation regarding the borrower's income will be undertaken. Under a "no income/no asset" program, no verification of a Mortgagor's income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on an appraisal of the Mortgaged Property and the Loan-to-Value Ratio at origination.

        The adequacy of the mortgaged property as security for repayment of the related mortgage loan generally is determined by an appraisal in accordance with appraisal procedure guidelines set forth in the Program Seller Guide. Appraisers may be staff appraisers employed by the originator. The appraisal procedure guidelines generally require the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property is in good condition and that construction, if new, has been substantially completed. The appraiser is required to consider a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property, or replacement cost analysis based on the current cost of constructing or purchasing a similar property. In certain instances, the Loan-to-Value Ratio is based on the appraised value as indicated on a review appraisal conducted by the Mortgage Collateral Seller or originator.

        Prior to assigning the Mortgage Loans to the Depositor, Residential Funding reviewed the underwriting documentation for substantially all of the Mortgage Loans and, in such cases, determined that the Mortgage Loans were originated generally in accordance with or in a manner generally consistent with the underwriting standards set forth in the Program Seller Guide.

        Because of the program criteria and underwriting standards described above, the Mortgage Loans may experience greater rates of delinquency, foreclosure and loss than mortgage loans required to satisfy more stringent underwriting standards.


[Underwriting Standards]

[Describe underwriting standards for [Mortgage Loans][Contracts] not purchased through the Program if appropriate]


[Delinquency and Foreclosure Experience]

[Insert Mortgage Collateral Seller's portfolio delinquency and loss experience, if appropriate.]

        [[Mortgage Collateral Seller], which originated [____]% of the Mortgage Loans, has sold the servicing rights to substantially all of the mortgage loans that it has originated using the underwriting standards described above to various servicers. Accordingly, the delinquency and loss experience for those mortgage loans is not available.]

Residential Funding

        Residential Funding will be responsible for master servicing the Mortgage Loans. Such responsibilities will include the receipt of funds from Subservicers, the reconciliation of servicing activity with respect to the Mortgage Loans, investor reporting, remittances to the Trustee to accommodate distributions to Certificateholders, follow up with Subservicers with respect to Mortgage Loans that are delinquent or for which servicing decisions may need to be made, management and liquidation of mortgaged properties acquired by foreclosure or deed in lieu of foreclosure, notices and other responsibilities as detailed in the Pooling and Servicing Agreement.

        Residential Funding and its affiliates are active purchasers of non-conforming mortgage loans and have sold a substantial amount of mortgage loans that do not present certain of the special risk factors presented by the Mortgage Loans as described herein. Residential Funding serves as the master servicer for transactions backed by most of such mortgage loans. As a result of the program criteria and underwriting standards of the Mortgage Loans, however, the Mortgage Loans may experience rates of delinquency, foreclosure and loss that are higher than those experienced by other pools of mortgage loans for which Residential Funding acts as master servicer.


Additional Information

        The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Offered Certificates (as defined below), Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate. A limited number of other mortgage loans may be added to the Mortgage Pool prior to the issuance of the Offered Certificates. The Depositor believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

        A Current Report on Form 8-K, together with the Pooling and Servicing Agreement, will be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. In the event Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Current Report on Form 8-K.

                 DESCRIPTION OF THE CERTIFICATES


General

        The Series [____-QS-__] [Mortgage Asset-
Backed][Manufactured Housing Contract] Pass-Through
Certificates will include the following [nine] classes (the "Senior Certificates"): (i) Class A-1 Certificates, Class A-2 Certificates, Class [_-_] Certificates, Class [_-_] Certificates and Class [_-_] Certificates; (ii) Class A-P Certificates (the "Principal Only Certificates"); (iii) Class A-V Certificates (the "Variable Strip Certificates"); and (iv) Class R Certificates (the "Residual Certificates"). In addition to the Senior Certificates, the
Series [____-QS-__] [Mortgage Asset-Backed][Manufactured Housing Contract] Pass-Through Certificates will also include six classes of subordinate certificates which are designated as the Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates (collectively, the "Class M Certificates") and the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates (collectively, the "Class B Certificates" and, together with the Class M Certificates and Senior Certificates, the "Certificates"). Only the Senior Certificates and Class M Certificates (together, the "Offered Certificates") are offered hereby.

        [The Certificates will evidence the entire beneficial ownership interest in the Trust. The Trust will consist of (1) the [Mortgage Loans][Contracts]; (2) such assets as from time to time are identified as deposited in respect of the [Mortgage Loans][Contracts] in the Custodial Account and in the Certificate Account and belonging to the Trust; (3) property acquired by foreclosure of such [Mortgage Loans][Contracts] [or by a deed in lieu of foreclosure]; and (4) any applicable Primary Insurance Policies and all proceeds thereof (collectively, the "Mortgage Collateral").

        The Senior Certificates will evidence in the aggregate an
initial beneficial ownership interest of approximately [_____]% in the Trust. The Class M, Class B-1, Class B-2 and Class B-3 Certificates will evidence in the aggregate an initial beneficial ownership interest of approximately [_____]%,[_____]%, [_____]% and [_____]%, respectively, in the Trust.

        The Principal Only Certificates will be entitled to payments based on the Discount Fraction of the Discount Mortgage Collateral. "Discount Mortgage Collateral" is any [Mortgage Loan][Contract] with a Net Mortgage Rate less than [ ]%. With respect to each item of Discount Mortgage Collateral, the "Discount Fraction" is equal to a fraction, expressed as a percentage, the numerator of which is [ ]% minus the Net Mortgage Rate for such Discount Mortgage Collateral and the denominator of which is [ ]%. The Mortgage Collateral other than the Discount Mortgage Collateral are referred to herein as the "Non-Discount Mortgage Collateral.".

        The Senior Certificates (other than the Principal Only, Variable Strip and Residual Certificates) and the Class M Certificates (together, the "DTC Registered Certificates") will be available only in book-entry form through the facilities of The Depository Trust Company ("DTC"). The DTC Registered
Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants. The Principal Only, Variable Strip and Residual Certificates will be issued in registered, certificated form. The DTC Registered Certificates will be issued in minimum denominations (by principal balance) of $25,000 (or $250,000, in the case of the Class M-2 Certificates and Class M-3 Certificates) and integral multiples of $1 in excess thereof. The Principal Only Certificates will be issued in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof, except for one Principal Only Certificate evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Principal Balance of such class of Certificates. The Variable Strip Certificates and Residual Certificates will be issued in minimum denominations of a 20% Percentage Interest, except, in the case of one Residual Certificate, as otherwise set forth herein under "Certain Federal Income Tax Consequences" and, in the case of the Variable Strip Certificates, as otherwise set forth herein under "--Interest Distributions."

        The DTC Registered Certificates will be represented by one or more certificates registered in the name of the nominee of DTC.

The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No Beneficial Owner will be entitled to receive a certificate of such class in fully registered, certificated form (a "Definitive Certificate"), except as set forth in the Prospectus under "Description of the Certificates--Form of Certificates." Unless and until Definitive Certificates are issued for the DTC Registered Certificates under the limited circumstances described herein, all references to actions by Certificateholders with respect to the DTC Registered Certificates shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the DTC Registered Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the DTC Registered Certificates, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.


Book-Entry Registration of Certain of the Offered
Certificates

        General. Beneficial Owners that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the related DTC Registered Certificates may do so only through Participants and Indirect Participants. In addition, Beneficial Owners will receive all distributions of principal of and interest on the related DTC Registered Certificates from the Paying Agent through DTC and Participants. Accordingly, Beneficial Owners may experience delays in their receipt of payments. Unless and until Definitive Certificates are issued for the related DTC Registered Certificates, it is anticipated that the only registered Certificateholder of such DTC Registered Certificates will be Cede, as nominee of DTC. Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Certificateholders, as such term is used in the Pooling and Servicing Agreement, and Beneficial Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC, its Participants and Indirect Participants.

        Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of DTC Registered Certificates among Participants and to receive and transmit distributions of principal of, and interest on, such DTC Registered Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to such DTC Registered Certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Owners. Accordingly, although Beneficial Owners will not possess physical certificates evidencing their interests in the DTC Registered Certificates, the Rules provide a mechanism by which Beneficial Owners, through their Participants and Indirect Participants, will receive distributions and will be able to transfer their interests in the DTC Registered Certificates.

        None of the Depositor, the Master Servicer or the Trustee will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Certificates held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

        Definitive Certificates. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates Form of Certificates."

        Upon the occurrence of an event described in the Prospectus in the fourth paragraph under "Description of the Certificates--Form of Certificates," the Trustee is required to notify, through DTC, Participants who have ownership of DTC Registered Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their DTC Registered Certificates. Upon surrender by DTC of the definitive certificates representing the DTC
Registered Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the DTC Registered Certificates as Definitive Certificates issued in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

        Year 2000.  DTC has advised the Depositor that
management of DTC is aware that some computer applications,
systems,  and the like for processing data  ("Systems")  that are dependent upon calendar dates, including dates before, on, and after January 1, 2000, may encounter "Year 2000 problems." DTC has informed its Participants and other members of the financial community (the "Industry") that it has developed and is implementing a program so that its Systems, as the same relate to the timely payment of distributions (including principal and income payments) to securityholders, book-entry deliveries, and settlement of trades within DTC, continue to function appropriately. This program includes a technical assessment and a remediation plan, each of which is complete. Additionally, DTC's plan includes a testing phase, which, DTC has advised the Industry, is expected to be completed within appropriate time frames.

        However, DTC's ability to perform properly its services is also dependent upon other parties, including, but not limited to, issuers and their agents, as well as DTC's Participants and Indirect Participants and third party vendors from whom DTC licenses software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others. DTC has informed the Industry that it is contacting (and will continue to contact) third party vendors from whom DTC acquires services to: (i) impress upon them the importance of such services being "Year 2000" compliant; and (ii) determine the extent of their efforts for "Year 2000" remediation (and, as appropriate, testing) of their services. In addition, DTC is in the process of developing such contingency plans as it deems appropriate.

        According to DTC, the foregoing information with respect to DTC has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

        For additional information regarding DTC and the DTC
Registered Certificates, see "Description of the Certificates--Form of Certificates" in the Prospectus.

Available Distribution Amount

        The "Available Distribution Amount" for any Distribution Date is equal to the sum of (i) the aggregate amount of scheduled payments on the [Mortgage Loans][Contracts] due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related master servicing fees and any subservicing fees (collectively, the "Servicing Fees"), (ii) certain unscheduled payments, including Mortgagor prepayments on the [Mortgage Loans][Contracts], Insurance Proceeds, Liquidation Proceeds, proceeds from the liquidation of Additional Collateral, Pledged Assets or from the Surety Bond and proceeds from repurchases of and substitutions for the [Mortgage Loans][Contracts] occurring during the preceding calendar month and (iii) all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the [Master Servicer][s][and any Subservicer]. In addition to the foregoing amounts, with respect to unscheduled collections, not including Mortgagor prepayments, the [Master Servicer][s] may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. As described herein under "--Principal Distributions on the Senior Certificates," any such amount with respect to which such election is so made shall be treated as having been received on the last day of the preceding calendar month for the purposes of calculating the amount of principal and interest distributions to any class of Certificates. Distributions will be made on the 25th day of each month (or if such 25th day is not a business day, on the next succeeding business day), commencing in February 1999 (each, a "Distribution Date"). With respect to any Distribution Date, (i) the "Due Date" is the first day of the month in which such Distribution Date occurs and (ii) the "Determination Date" is the 20th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately succeeding business day.

Interest Distributions

        Holders of each class of Senior Certificates (other than the Principal Only Certificates) will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date to the extent of the Available Distribution Amount for such Distribution Date. The aggregate amount of the interest on the Senior Certificates payable on any Distribution Date is referred to herein as the "Senior Interest Distribution Amount."

        Holders of each class of Class M Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal to the Senior Certificates, reimbursements for certain Advances to the [Master[ Servicer[s] and distributions of interest and principal to any class of Class M Certificates having a higher payment priority.

        With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Principal Only Certificates, which are not entitled to distributions of interest, and Variable Strip Certificates), interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of the Certificates of such class immediately prior to such Distribution Date at the per annum rate at which interest accrues on such class (the "Pass-Through Rate") and (b) in the case of the Variable Strip Certificates, interest accrued during the related Interest Accrual Period on the Notional Amount thereof immediately prior to such Distribution Date at the then-applicable Pass-Through Rate on such class for such Distribution Date, in each case less interest shortfalls from the Mortgage Loans, if any, allocated thereto for such Distribution Date to the extent not covered with respect to the Senior Certificates by the Subordination provided by the Class B Certificates and Class M Certificates and, with respect to the Class M Certificates to the extent not covered by the Subordination provided by the Class B Certificates and any class or classes of Class M Certificates having a lower payment priority, including in each case:

             (i) any Prepayment Interest Shortfall (as defined below) to the extent not covered by the Master Servicer as described below;

             (ii) the interest portions of Realized Losses (including Special Hazard Losses in excess of the Special Hazard Amount ("Excess Special Hazard Losses"), Fraud Losses in excess of the Fraud Loss Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses")) not allocated through Subordination;

             (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses; and

             (iv) any other interest shortfalls not covered by Subordination, including interest shortfalls relating to the Relief Act or similar legislation or regulations, all allocated as described below.

Such reductions will be allocated among the holders of all classes of Certificates in proportion to the respective amounts of Accrued Certificate
Interest that would have been payable on such Distribution Date absent such reductions. In the case of each class of Class M Certificates, Accrued Certificate Interest on such class will be further reduced by the allocation of the interest portion of certain losses thereto, if any, as described below under "--Allocation of Losses; Subordination." Accrued Certificate Interest on each class of Senior Certificates will be distributed on a pro rata basis. Accrued Certificate Interest on each class of Certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months. The Principal Only Certificates are not entitled to distributions of interest.

        The "Interest Accrual Period" for all classes of Certificates is the calendar month preceding the month in which the Distribution Date occurs.

        [The "Prepayment Interest Shortfall" for any Distribution
Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) resulting from Mortgagor prepayments on the Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related Mortgage Loans as of the Due Date in the month of prepayment. However, with respect to any Distribution Date, any Prepayment Interest Shortfalls resulting from prepayments in full during the preceding calendar month will be offset by the Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance (as defined herein) of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to such Distribution Date. Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the Master Servicer from master servicing compensation or otherwise.
No assurance can be given that the master servicing compensation available to cover Prepayment Interest Shortfalls resulting from prepayments in full will be sufficient therefor. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" herein.]

        If on any Distribution Date the Available Distribution Amount is less than Accrued Certificate Interest on the Senior Certificates for such Distribution Date, the shortfall will be allocated among the holders of all classes of Senior Certificates in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date. In addition, the amount of any such interest shortfalls that are covered by Subordination (specifically, interest shortfalls not described in clauses (i) through (iv) in the third preceding paragraph) will be unpaid interest and will be distributable to holders of the Certificates of such classes entitled to such amounts on subsequent Distribution Dates, to the extent of available funds after interest distributions as required herein. Such shortfalls could occur, for example, if delinquencies on the Mortgage Loans were exceptionally high and were concentrated in a particular month and Advances by the Master Servicer did not cover the shortfall. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the limited extent described in the preceding paragraph with respect to Prepayment Interest Shortfalls resulting from prepayments in full.

        The Pass-Through Rates on all classes of Offered Certificates (other than the Variable Strip Certificates) are fixed and are set forth in the table on page S-5 hereof. The Pass-Through Rate on the Variable Strip Certificates on each Distribution Date will equal the weighted average, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each of the Mortgage Loans. The "Pool Strip Rate" on any Mortgage Loan is equal to the Net Mortgage Rate thereon minus [_____]% (but not less than 0.00%) per annum. The "Net Mortgage Rate" on each Mortgage Loan is equal to the Mortgage Rate thereon minus the rate per annum at which the related master servicing and subservicing fees accrue (the "Servicing Fee Rate"). As of the Cut-off Date, the Pool Strip Rates on the Mortgage Loans ranged between [_____]% and [_____]% per annum. The initial Pass-Through Rate on the Variable Strip Certificates is [_____]% per annum.

        As described herein, the Accrued Certificate Interest allocable to each class of Certificates entitled to distributions in respect of interest is based on the Certificate Principal Balance thereof or, in the case of the Variable Strip Certificates, on the Notional Amount thereof. The "Certificate Principal Balance" of any Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of
(a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein, provided that, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of any Certificate of the class of Class M Certificates outstanding with the lowest payment priority shall equal the percentage interest evidenced thereby multiplied by the excess, if any, of (i) the then aggregate Stated Principal Balance of all of the Mortgage Loans over
(ii) the then aggregate Certificate Principal Balance of all other classes of Certificates then outstanding.

        As of any date of determination, the "Notional Amount" for the Variable Strip Certificates will be equal to the aggregate Stated Principal Balance of the Mortgage Loans as of such date. At the option of the initial holder of the Variable Strip Certificates, the Variable Strip Certificates can be exchanged by such holder for one or more Variable Strip Certificates that represent in the aggregate the Pool Strip Rates on each of the Mortgage Loans as of such date, and the Pass-Through Rate and Notional Amount of each Variable Strip Certificate so exchanged will be based on the Pool Strip Rates and Stated Principal Balances of the Mortgage Loans corresponding to such Variable Strip Certificate. Reference to the Notional Amount with respect to any Variable Strip Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.

        [The Accretion Termination Date for the Accrual Certificates is the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-1 and Class A-2 have been reduced to zero and (ii) the Credit Support Depletion Date (as defined herein). On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Accrual Certificates for such date will be added to the Certificate Principal Balance thereof, and such amount will be distributed to the holders of the then outstanding Senior Certificates (other than the Principal Only Certificates) in reduction of the Certificate Principal Balances thereof, as described herein. On each Distribution Date on or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such date will be payable to the holders of the Accrual Certificates, to the extent not required to fully retire the remaining Senior Certificates on the Accretion Termination Date; provided, however, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such Distribution Date will be payable to the holders of the Accrual Certificates.]

        [Prior to the Accretion Termination Date, interest shortfalls to be allocated to the Accrual Certificates will be so allocated by reducing the amount that is added to the Certificate Principal Balance of the Accrual Certificates in respect of Accrued Certificate Interest on such Distribution Date. This reduction will correspondingly reduce the amount distributed in respect of principal on the applicable Distribution Date to the holders of the Senior Certificates (other than the Principal Only Certificates) and will cause the Certificate Principal Balances of the outstanding Senior Certificates (other than the Principal Only Certificates) to be reduced to zero later than would otherwise be the case.]

        [On each Adjustment Date applicable to each [Mortgage Loan][Contract], the Net Mortgage Rate on such [Mortgage Loan][Contract] will be adjusted to a rate equal to the sum of the Index (rounded to the nearest multiple of [ ]%) and a fixed percentage per annum for each [Mortgage Loan][Contract] as set forth in the [Mortgage Loan][Contract] Schedule attached to the Pooling and Servicing Agreement; provided that the Net Mortgage Rate on any [Mortgage Loan][Contract] on any Adjustment Date may not increase or decrease by more than [ ]% (the "Periodic Rate Cap"), except with respect to one [Mortgage Loan][Contract], constituting [ ]% of the [Mortgage Loans][Contracts], on the first Adjustment Date thereof the Net Mortgage Rate thereon may not adjust to a rate lower than the related Note Margin. The Net Mortgage Rate on any [Mortgage Loan][Contract] may not exceed the Maximum Net Mortgage Rate or decrease below the Minimum Net Mortgage Rate applicable to such [Mortgage Loan][Contract] as specified in the Pooling and Servicing Agreement. The Note Margins for the [Mortgage Loans][Contracts] will be at least [ ]% per annum but not more than [ ]% per annum as of the Cut-off Date, with an initial weighted average Note Margin of [ ]% per annum. The Net Mortgage Rate on each Converted [Mortgage Loan][Contract] remaining in the [Mortgage][Contract] Pool will be equal to the Mortgage Rate thereon less [ ]% per annum.]


Principal Distributions on the Senior Certificates

        Except as otherwise provided below, holders of the Senior Certificates (other than the Variable Strip Certificates, which are not entitled to receive any principal distributions, and the Principal Only Certificates) will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to such holders and the Principal Only
Distribution Amount (as described below) is so distributed, a distribution allocable to principal in the following amount:

             (i) the product of (a) the then-applicable Senior Percentage and (b) the aggregate of the following amounts:

                           (1) the principal  portion of all  scheduled  monthly
                      payments on the [Mortgage Loans][Contracts] (other than the related Discount Fraction of the principal portion of such payments, with respect to each item of Discount Mortgage Collateral due on the related Due Date, whether or not received on or prior to the related Determination
                      Date, less the principal portion of Debt Service Reductions (as defined below) which, together with other Bankruptcy Losses, are in excess of the Bankruptcy Amount;

                           (2) the  principal  portion  of all  proceeds  of the
                      repurchase of a [Mortgage Loan][Contract] (or, in the case of a substitution, certain amounts representing a principal adjustment) (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) as required by the Pooling and Servicing Agreement during the preceding calendar month;

                           (3) the  principal  portion of all other  unscheduled
                      collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition (as defined below) of a [Mortgage Loan][Contract] described in clause (ii) below), to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral);

             (ii) in connection with the Final Disposition of a [Mortgage Loan][Contract] (a) that occurred in the preceding calendar month and (b) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the then-applicable Senior Percentage of the Stated Principal Balance of such [Mortgage Loan][Contract] (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) and (2) the then-applicable Senior Accelerated Distribution Percentage (as defined below) of the related collections, including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral);

             (iii) the then-applicable Senior Accelerated Distribution Percentage of the aggregate of all full and partial Principal Prepayments made by the respective Mortgagors (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Collateral) during the preceding calendar month;

             (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date;

               [(v) if such Distribution Date is on or prior to the Accretion Termination Date, the Accrued Certificate Interest on the Accrual Certificates for such Distribution Date, to the extent added to the Certificate Principal Balance thereof;] and

               (vi) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) and (v) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which are allocated to the Subordinate Certificates.

        With respect to any Distribution Date, "Senior Principal Distribution Amount" is equal to the lesser of (a) the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Principal Only Distribution Amount are distributed and (b) the sum of the amounts described in clauses (i) through
(vi) of the immediately preceding paragraph. With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (1) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (2) the excess, if any, of the aggregate of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date.

        Holders of the Principal Only Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed, a distribution allocable to principal equal to the Principal Only Distribution Amount. The Principal Only Distribution Amount is equal to the aggregate of:

                  (i) the related Discount Fraction of the principal portion of the scheduled monthly payment on each item of Discount Mortgage Collateral due on the related Due Date, whether or not received on or prior to the related Determination Date, less the Discount Fraction of the principal portion of any related Debt Service Reductions (as defined below) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

                  (ii) the related Discount Fraction of the principal portion of all unscheduled collections on each item of Discount Mortgage Collateral received during the preceding calendar month (other than amounts received in connection with a Final Disposition of an item of Discount Mortgage Collateral described in clause (iii) below), including full and partial Principal Prepayments, repurchases of Discount Mortgage
        Collateral (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement, Liquidation Proceeds and Insurance Proceeds, to the extent applied as recoveries of principal;

                  (iii) in connection with the Final Disposition of an item of Discount Mortgage Collateral that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Collateral immediately prior to such Distribution Date net of the principal portion of any related Realized Loss allocated to the Principal Only Certificates on such Distribution Date;

                  (iv) any amounts, allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above), that remain undistributed; and

                  (v) with respect to each Final Disposition of a Discount Mortgage Loan in connection with such Distribution Date or any prior Distribution Date, to the extent that the amount included under clause
        (iii) above for such Distribution Date was less than the amount described in (a) under clause (iii) above (each such shortfall, a "Principal Only Collection Shortfall"), an amount equal to the aggregate of the Principal Only Collection Shortfalls, less any amounts paid pursuant to this clause (v) on a prior Distribution Date, until paid in full; provided that distributions pursuant to this clause (v) shall only be made to the extent of Eligible Funds (as described below) on any Distribution Date.

        A "Final Disposition" of a defaulted [Mortgage Loan][Contract] is deemed to have occurred upon a determination by the [Master] Servicer[s] that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the [Master] Servicer[s] reasonably and in good faith expects to be finally recoverable with respect to such [Mortgage Loan][Contract].

        "Eligible Funds" on any Distribution Date means the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of the Senior Interest Distribution Amount, the Senior Principal Distribution Amount (determined without regard to clause (iv) of the definition thereof), the Principal Only Distribution Amount (determined without regard to clause (v) of the definition thereof) and the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates. Notwithstanding anything herein to the contrary, any distribution in respect of any Principal Only Collection Shortfall, to the extent not covered by any amounts otherwise distributable to the Class B-3 Certificates, will result in a reduction of the amount of principal distributions on such Distribution Date on (i) first, the Class B-1 Certificates and Class B-2 Certificates and (ii) second, the Class M Certificates, in each case in reverse order of their payment priority.

        The "Stated Principal Balance" of a [Mortgage Loan][Contract] as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such [Mortgage Loan][Contract] on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

        The "Senior Percentage," which initially will equal approximately [ ]% and will in no event exceed 100%, will be adjusted for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Principal Only Certificates) immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of the aggregate amount of all the [Mortgage Loans][Contracts] (other than the Discount Fraction of the Discount Mortgage Collateral) immediately prior to such Distribution Date. The "Subordinate Percentage" as of any date of determination is equal to 100% minus the Senior Percentage as of such date. The initial Senior Percentage is less than the initial percentage interest in the Trust evidenced by the Senior Certificates (including the Principal Only Certificates) in the aggregate, because the Senior Percentage is calculated without regard to either the Certificate Principal Balance of the Principal Only Certificates or the Discount Fraction of the Stated Principal Balance of each item of Discount Mortgage Collateral.

        The Senior Accelerated Distribution Percentage for any
Distribution Date occurring prior to [                         ,         ]
Distribution Date will equal 100%.  Thereafter, the Senior

Accelerated Distribution Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses allocated to the Subordinate Certificates, increasing the proportionate interest in the Trust evidenced by the Subordinate Certificates. Increasing the proportionate interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the Subordination provided by the Subordinate Certificates.

        The "Senior Accelerated Distribution Percentage" for any
Distribution Date occurring after the [                         ,         ]
                                       -------------------- ----  --------
Distribution Date will be as follows: for any Distribution Date
falling in the [                    ] year after the Delivery Date, the
                --------------------
Senior Percentage for such Distribution Date plus [    ]% of the
                                                   ----
Subordinate Percentage (as defined below) for such Distribution
Date; for any Distribution Date falling in the [                    ]
                                                --------------------
year after the Delivery Date, the Senior Percentage for such
Distribution Date plus [____]% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the
[                    ] year after the Delivery Date, the Senior
 --------------------
Percentage for such Distribution Date plus [____]% of the
Subordinate Percentage for such Distribution Date; for any
Distribution Date falling in the [                    ] year after the
                                  --------------------
Delivery Date, the Senior Percentage for such Distribution Date plus [____]% of the Subordinate Percentage for such Distribution
Date; and for any Distribution Date after the [                    ]
                                               --------------------
year after the Delivery Date, the Senior Percentage for such
Distribution Date (unless on any such Distribution Date the Senior Percentage exceeds the initial Senior Percentage, in which case the
Senior Accelerated Distribution Percentage for such Distribution
Date will once again equal 100%).  Any scheduled reduction to the
Senior Accelerated Distribution Percentage described above shall not be made as of any Distribution Date unless either (a)(i) the outstanding principal balance of [Mortgage Loans][Contracts]
delinquent [        ] days or more averaged over the last [        ]
            --------                                       --------
months, as a percentage of the aggregate outstanding principal balance of all [Mortgage Loans][Contracts] averaged over the last
[        ] months, does not exceed [        ]% and (ii) Realized
 --------                           --------
Losses on the [Mortgage Loans][Contracts] to date for such
Distribution Date if occurring during the [        ], [        ],
                                           --------    --------

[ ], [ ] or [ ] year (or any year thereafter) after the Delivery Date are less than [ ]%, [ ]%, [ ]%, [ ]% or [ ]%, respectively, of the sum of the initial Certificate Principal Balances of the Subordinate Certificates or (b)(i) the outstanding principal balance of [Mortgage Loans][Contracts] delinquent [ ] days or more averaged over the last [ ] months, as a percentage of the aggregate outstanding principal balance of all [Mortgage Loans][Contracts] averaged over the last [ ] months, does not exceed [ ]% and (ii) Realized Losses on the [Mortgage Loans][Contracts] to date are less than [ ]% of the sum of the initial Certificate Principal Balances of the Subordinate Certificates. Notwithstanding the foregoing, upon reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero, the Senior Accelerated Distribution Percentage will equal 0%.

        Distributions of principal on the Senior Certificates (other than the Variable Strip Certificates) on each Distribution Date will be made (after distribution of the Senior Interest Distribution Amount as described herein under "--Interest Distributions"), as follows:

               (i) Prior to the occurrence of the Credit Support Depletion Date (as defined below):

        (a) the Principal Only Distribution Amount shall be distributed to the Principal Only Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate
Principal Balance is reduced to zero;

        (b) the Senior Principal Distribution Amount shall be distributed to the Residual Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate
Principal Balance is reduced to zero; and

        (c) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (i) and (ii) above shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below as follows:

               (1) first, [ . ]% and [ . ]% of such amount, concurrently, to the Class A-1 Certificates and Class A-2 Certificates, respectively, until the Certificate Principal

Balances thereof are reduced to zero;

               (2) second, to the Class A-3 Certificates until the Certificate Principal Balance thereof is reduced to zero;

               (3) third, to the Class [_-_] Certificates until the Certificate Principal Balance thereof is reduced to zero;

               (4) fourth, to the Class [_-_] Certificates until the Certificate Principal Balance thereof is reduced to zero; and

               (5) fifth, to the Class [_-_] Certificates until the Certificate Principal Balance thereof is reduced to zero.

             (ii) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Collateral will be distributed to the Principal Only Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount will be distributed as described under "--Interest Distributions."

             (iii) If the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) have been reduced to zero prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, the Variable Strip Certificates and the Subordinate Certificates, in each case as described herein.

        The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equals 100%.

        [The  following  table  sets  forth  for  each   Distribution  Date  the
applicable Planned Principal Balances and Targeted Principal Balances for each class of PAC and TAC Certificates and for the PAC and TAC Principal Components.

        There is no assurance that sufficient funds will be available on any Distribution Date to reduce the Certificate Principal Balances of the PAC and TAC Certificates and the amounts of the PAC and TAC Principal Components to their corresponding Planned Principal Balances or Targeted Principal Balances, as applicable, for such Distribution Date, or that distributions on such PAC and TAC Certificates and PAC and TAC Principal Components will not be made in excess of such amounts for such Distribution Date.


    Planned Principal Balances and Targeted Principal Balances


                                          Planned Principal Balances                             Targeted Principal Balances

     Distribution Date              Class [   ]                 Class [    ]                 Class [    ]                Class [   ]
                                           ---                         ----                         ----                        ---
                                                                PAC Principal               TAC Principal
                                                                  Component                   Component
Initial Balance............
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, ____  ]........
[       25, 20   ].........
[       25, 20    and
thereafter]................


        The Planned Principal Balances and Targeted Principal Balances for each Distribution Date set forth in the table above were calculated based on certain assumptions, including the assumption that prepayments on the [Mortgage Loans][Contracts] occur each month at a constant level between approximately [ ]% PSA and approximately [ ]% PSA, in the case of the Planned Principal Balances and that prepayments on the [Mortgage Loans][Contracts] occur at a constant level of approximately [ ]% PSA in the case of the Targeted Principal Balances. The actual characteristics and performance of the [Mortgage Loans][Contracts] will differ from the assumptions used in determining the Planned Principal
Balances and Targeted Principal Balances. The Planned Principal Balances and Targeted Principal Balances set forth in the table above are final and binding regardless of any error or alleged error in making such calculations.

        There can be no assurance that funds available for distributions of principal on the PAC and TAC Certificates and the PAC and TAC Principal Components will be sufficient to cover, or will not be in excess of, the related PAC Principal Amount and TAC Principal Amount for any Distribution Date. Distributions in reduction of the Certificate Principal Balance of any class of PAC or TAC Certificates or in reduction of the amount of the PAC or TAC Principal Components may commence significantly earlier (other than as to any class or Component for which the above table reflects a distribution on the first Distribution Date) or later than the first Distribution Date for such class or Component shown in the above table. Distributions on any of the PAC and TAC Certificates and the PAC and TAC Principal Components may end significantly earlier or later than the last Distribution Date for such class or Component shown in the above table. See "Prepayment and Yield Considerations" herein for a further discussion of the assumptions used to produce the above table and the effect of prepayments on the [Mortgage Loans][Contracts] on the rate of payments of principal and on the weighted average lives of such Certificates.]

        The  [Master]   Servicer[s]  may  elect  to  treat  Insurance  Proceeds,
Liquidation Proceeds and other unscheduled collections (not including prepayments by the Mortgagors) received in any calendar month as included in the Available Distribution Amount and the Senior Principal Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the

[Master] Servicer[s] so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.


Principal Distributions on the Class M Certificates

        Holders of each class of the Class M Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after (A) the sum of the Senior Interest Distribution Amount and the Senior Principal Distribution Amount is distributed to holders of the Senior Certificates, (B) reimbursement is made to the [Master] Servicer[s] for certain Advances remaining unreimbursed following the final liquidation of the related [Mortgage Loan][Contract] to the extent described below under "--Advances," (C) the aggregate amount of Accrued Certificate
Interest and principal required to be distributed to holders of Class M Certificates and (D) the aggregate amount of Accrued Certificate Interest required to be distributed on such class of Class M Certificates on such Distribution Date is distributed to such Class M Certificates, a distribution allocable to principal in the following amounts:

               (i) the product of (a) the then-applicable Class M Percentage and
        (b) the aggregate of the following amounts:

               (1) the principal portion of all scheduled monthly payments on the [Mortgage Loans][Contracts] due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions together with other Excess Bankruptcy Losses;

               (2) the principal portion of all proceeds of the repurchase of a [Mortgage Loan][Contract] (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the preceding calendar month; and

               (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition of a [Mortgage Loan][Contract] described in clause (ii) below), to the extent applied as recoveries of principal;

               (ii) such Class M Certificate's pro rata share, based on the Certificate Principal Balance of the Class M Certificate relative to the aggregate Certificate Principal Balance of the Class M and Class B Certificates then outstanding, of all amounts received in connection with the Final Disposition of a [Mortgage Loan][Contracts] (other than the related Discount Fraction of such amounts with respect to any item of Discount Mortgage Collateral) (1) that occurred during the preceding calendar month and (2) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, to the extent applied as recoveries of principal and to the extent not otherwise payable to the Senior Certificates;

               (iii) the portion of full and partial Principal Prepayments (other than the Discount Fraction of such Principal Prepayments with respect to any item of Discount Mortgage Collateral) made by the respective Mortgagors during the preceding calendar month allocable to the Class M Certificates, as described below;

               (iv) an amount equal to the Excess Subordinate Principal Amount; and

               (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i), (ii) and (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Class B Certificates.

        As to the Class M Certificates, on any Distribution Date, any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the Class M Certificates outstanding on such Distribution Date, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

        As to the Class M Certificates, on any Distribution Date, any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the Class M Certificates outstanding on such Distribution Date, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except as in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

        From the Distribution Date occurring in [
        ] (or if the Certificate Principal Balances of the Senior
Certificates (other than the Principal Only Certificates) have been reduced to zero prior to such Distribution Date, the Distribution Date on which such reduction occurred) to, but not including the later to occur of the Distribution Date occurring in [ ] and the Distribution Date on which the Class B Percentage first equals or exceeds [ ]% (approximately twice the sum of the initial Class B Percentages) before giving effect to distributions on such Distribution Date, the Class M Certificates (if outstanding) will be entitled to receive 100% of any Principal Prepayments not otherwise distributable to the Senior Certificates. Thereafter, all Principal Prepayments not otherwise distributable to the Senior Certificates will be allocated to the Class M Certificates and Class B Certificates for which certain loss levels established for such Subordinate Certificates in the Pooling and Servicing Agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to the Class B Certificates, only if the sum of the current percentage interests in the Trust evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests evidenced by such class and each class, if any, subordinate thereto.

        As stated above under "--Principal Distributions on the Senior Certificates," the Senior Accelerated Distribution Percentage will be 100% during the first [ ] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and will thereafter equal 100% whenever the Senior Percentage exceeds the initial Senior Percentage. Furthermore, as set forth herein, the Senior Accelerated Distribution Percentage will exceed the Senior

Percentage during the [ ] through [ ] years following the Delivery Date, and scheduled reductions to the Senior Accelerated Distribution Percentage are subject to postponement based on the loss and delinquency experience of the [Mortgage Loans][Contracts]. Accordingly, the Class M Certificates will not be entitled to any prepayments for at least the first [ ] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and may receive no prepayments or a disproportionately large or small portion of prepayments (relative to the Class M Percentage) during certain periods thereafter. See "--Principal Distributions on the Senior Certificates" herein.

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






Allocation of Losses; Subordination

        The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to the Class M Certificates by the Class B Certificates will cover Realized Losses on the [Mortgage Loans][Contracts] that are Defaulted [Mortgage][Contract] Losses, Fraud Losses, Bankruptcy Losses (each as defined in the Prospectus) and Special Hazard Losses (as defined herein), to the extent described herein. Any Realized Losses which do not constitute Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated first, to the Class B Certificates; second, to the Class M Certificates, in each case until the Certificate Principal Balance of the Class M Certificates have been reduced to zero; and third, if any such Realized Losses are on any item of Discount Mortgage Collateral, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Losses, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Collateral will be allocated to the remaining classes of Senior Certificates on a pro rata basis. Any allocation of a Realized Loss (other than a Debt Service Reduction) to a Certificate will be made by reducing the Certificate Principal Balance thereof, in the case of the principal portion of such Realized Loss, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the month following the calendar month in which such Realized Loss was incurred. In addition, any such allocation of a Realized Loss to a Class M Certificate may also be made by operation of the payment priority to the Senior Certificates set forth under "--Principal Distributions on the Senior Certificates" and the Class M Certificates. As used herein, "Debt Service Reduction" means a reduction in the amount of the monthly payment due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. As used herein, "Subordination" refers to the provisions discussed above for the sequential allocation of Realized Losses among the various classes, as well as all provisions effecting such allocations including the priorities for distribution of cash flows in the amounts described herein.

        Allocations of the principal portion of Debt Service Reductions to the Class M Certificates and the Class B Certificates will result from the priority of distributions of the Available

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






Distribution Amount as described herein under "--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates," which distributions shall be made first to the Senior Certificates and then to the Class M Certificates. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not reduce the level of Subordination, as such term is defined herein, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders or the Class M Certificateholders, as applicable. The holders of the Offered Certificates will not be entitled to any additional payments with respect to Realized Losses from amounts otherwise distributable on any classes of Certificates subordinate thereto (except in limited circumstances in respect of any Excess Subordinate Principal Amount and, in the case of the Principal Only Certificates, because an amount equal to the Discount Fraction of the Stated Principal Balance of an item of Discount Mortgage Collateral will be paid to the Principal Only Certificates as described in clause (3) of the definition of "Principal Only Distribution Amount"). Accordingly, the Subordination provided to the Senior Certificates (other than the Principal Only Certificates) and to the Class M Certificates by the Class B Certificates with respect to Realized Losses allocated on any Distribution Date will be effected primarily by increasing the Senior Percentage or the Class M Percentage of future distributions of principal of the remaining [Mortgage Loans][Contracts]. Because the Discount Fraction of the Discount Mortgage Collateral will not change over time, the protection from losses provided to the Principal Only Certificates by the Subordinate Certificates is limited to the prior right of the Principal Only Certificates to receive distributions in respect of principal as described herein under "--Principal Distributions on the Senior Certificates". Furthermore, principal losses on the [Mortgage Loans][Contracts] that are not covered by Subordination will be allocated to the Principal Only Certificates only to the extent they occur on any item of Discount Mortgage Collateral and only to the extent of the related Discount Fraction of such losses. Such allocation of principal losses on the Discount Mortgage Collateral may result in such losses being allocated in an amount that is greater or less than would have been the case had such losses been allocated in proportion to the Certificate Principal Balance of the Principal Only Certificates. Thus, the Senior Certificates (other than the Principal Only Certificates) will bear the entire amount of losses that are not covered by Subordination other than the amount allocable to the Principal Only Certificates, which losses will be allocated among all classes of Senior Certificates other than the Principal Only Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances.

        Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, Extraordinary Losses or other losses of a type not covered by the Subordination on Non-Discount Mortgage Collateral will be allocated on a pro rata basis among the Senior Certificates (other than the Principal Only Certificates), Class M Certificates and Class B Certificates (any such Realized Losses so allocated to the Senior Certificates (other than the Principal Only Certificates) or Class M Certificates will be allocated without priority among the various classes of Senior Certificates (other than the Principal Only Certificates) or Class M Certificates). The principal portion of such losses on Discount Mortgage Collateral will be allocated to the Principal Only Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Collateral will be allocated among the remaining Certificates on a pro rata basis. An allocation of a Realized Loss on a "pro rata basis" among two or more classes of Certificates means an allocation to each such class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a Realized Loss.

        With respect to any defaulted [Mortgage Loan][Contract] that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such [Mortgage Loan][Contract] was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the [Master] Servicer[s] [or the Subservicer] for Advances and expenses, including attorneys' fees) towards interest and principal owing on the [Mortgage Loan][Contract]. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referred to herein as "Realized Losses."

        In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount, the Principal Only Distribution Amount and the Senior Principal Distribution Amount, on each Distribution Date, holders of Senior Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate
Certificates, to the extent necessary to satisfy the Senior Interest Distribution Amount and the Senior Principal Distribution Amount. Similarly, holders of the Class M Certificates have a right to distributions of the Available Distribution Amount prior to the rights of holders of the Class B Certificates.

        The application of the Senior Accelerated Distribution Percentage (when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount will accelerate the amortization of the Senior Certificates (other than the Principal Only Certificates) relative to the actual amortization of the [Mortgage Loans][Contracts]. The Principal Only Certificates will not receive more than the Discount Fraction of any unscheduled payment relating to any item of Discount Mortgage Collateral. To the extent that the Senior Certificates (other than the Principal Only Certificates) are amortized faster than the [Mortgage Loans][Contracts], in the absence of offsetting Realized Losses allocated to the Certificates, the percentage interest evidenced by the Senior Certificates (other than the Principal Only Certificates) in the Trust will be decreased (with a corresponding increase in the interest in the Trust evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Principal Balances, the Subordination afforded to the Senior Certificates by the Subordinate Certificates collectively.

        The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses (the "Special Hazard Amount") through Subordination shall initially be equal to $[ ]. As of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $[ ] less the sum of (i) any amounts allocated through Subordination in respect of Special Hazard Losses and (ii) the Adjustment Amount. The "Adjustment Amount" will be equal to an amount calculated pursuant to the terms of the Pooling and Servicing Agreement. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus, except that Special Hazard Losses will not include and the Subordination will not cover Extraordinary Losses, and Special

Hazard Losses will not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

        The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses (the "Fraud Loss Amount") through Subordination shall initially be equal to $[ ]. As of any date of determination after the Cutoff Date, the Fraud Loss Amount shall equal (i) prior to the first anniversary of the Cut-off Date an amount equal to [ ]% of the aggregate principal balance of all of the [Mortgage Loans][Contracts] as of the Cut-off Date minus the aggregate amounts allocated through Subordination with respect to Fraud Losses up to such date of determination and (ii) from the [ ] to the [ ] anniversary of the Cutoff Date, an amount equal to (a) the lesser of (1) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (2) [ ]% of the aggregate principal balance of all of the [Mortgage Loans][Contracts] as of the most recent anniversary of the Cut-off Date minus
(b) the aggregate amounts allocated through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the [ ] anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through Subordination.

        The aggregate amount of Realized Losses which may be allocated in connection with Bankruptcy Losses (the "Bankruptcy Amount") through Subordination will initially be equal to $[ ]. As of any date of determination on or after the [ ] anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (i) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, over (ii) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Certificates through Subordination since the Relevant Anniversary.

        Notwithstanding the foregoing, the provisions relating to Subordination will not be applicable in connection with a Bankruptcy Loss so long as the [Master] Servicer[s] [has] [have] notified the Trustee in writing that the [Master] Servicer[s] [is]

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






[are] diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related [Mortgage Loan][Contract] and either (i) the related [Mortgage Loan][Contract] is not in default with regard to payments due thereunder or (ii) delinquent payments of principal and interest under the related [Mortgage Loan][Contract] and any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respect of such [Mortgage Loan][Contract] are being advanced on a current basis by the [Master] Servicer[s] or a Subservicer.

        [The Special Hazard Amount, Fraud Amount and Bankruptcy Amount are subject to further reduction with consent of the Rating Agencies.]


[Advances]

        [Prior to each Distribution Date, the [Master] Servicer[s] [is] [are] required to make Advances (out of its own funds[, advances made by a Subservicer] or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees) which were due on the [Mortgage Loans][Contracts] on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.]

        [Such Advances are required to be made only to the extent they are deemed by the [Master][Servicer[s] to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Certificates. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The [Master] Servicer[s] will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the [Mortgage Loans][Contracts] due to Debt Service Reductions or the application of the Relief Act or similar legislation or regulation. Any failure by the [Master] Servicer[s] to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor [Master] Servicer[s], will be obligated to make any such Advance, in accordance with the terms of the Pooling and

Servicing Agreement.]

        [All Advances will be reimbursable to the [Master] Servicer[s] on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the [Mortgage Loans][Contracts] as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed following the final liquidation of the related item of [Mortgage Loans][Contracts], from amounts otherwise distributable on the Subordinate Certificates; provided, however, that only the Subordinate Percentage of such Advances are reimbursable from amounts otherwise distributable on the Subordinate Certificates in the event that such Advances were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and the Senior Percentage of such Advances which may not be so reimbursed from amounts otherwise distributable on the Subordinate Certificates may be reimbursed to the [Master] Servicer[s] out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates. In the latter event, the aggregate amount otherwise distributable on the Senior Certificates will be reduced by an amount equal to the Senior Percentage of such Advances. In addition, if the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, any Advances previously made which are deemed by the [Master] Servicer[s] to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the [Master] Servicer[s] out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates.]

                     YEAR 2000 CONSIDERATIONS


Overview of the Year 2000 Issue

        The Year 2000 ("Y2K") issue is the term generally used to describe the potential failure of information technology components on or after January 1, 2000 because existing computer programs, applications and microprocessors frequently use only two digits to identify a year. Since the Year 2000 is also a leap year, there could be additional business disruptions as a result of the inability of many computer systems to recognize February 29, 2000.

        The failure to correct or replace computer programs, applications and microprocessors with Y2K-ready alternatives may adversely impact the operations of [Name of [Master] Servicer[s]] on or after January 1, 2000. The responsibilities of [Name of [Master] Servicer[s]] as the [Master] Servicer[s] include collecting payments from the Subservicers in respect of the Mortgage Loans, calculating the Available Distribution Amount for each Distribution Date, remitting such amount to the Trustee prior to each Distribution Date, calculating the amount of principal and interest payments to be made to the Certificateholders on each Distribution Date, and preparing the monthly statement to be sent to Certificateholders on each Distribution Date.


[Overview of [Residential Funding]'s Y2K Project

        In January 1997, [Residential Funding] commenced activities to determine the impact of Y2K on its critical computer systems. In April 1998, [Residential Funding] established a formal Y2K project team (the "Y2K Project Team") to address Y2K issues. The Y2K Project Team remains in place and continues to work on solving problems related to the Year 2000. In addition, the Y2K Project Team coordinates its efforts with the Y2K programs established by General Motors Acceptance Corporation and General Motors Corporation.

        Members of the Y2K Project Team, together with relevant personnel from [Residential Funding]'s business units have developed and implemented a six-phase management strategy (as discussed below), which is being applied to information technology and non-information technology components ("Components") throughout the organization. [Residential Funding]'s Components primarily consist of the following:

        hardware, including mainframe computers, desktop computers and network devices;

        facilities equipment, including elevators, telephone systems, heating systems and security systems;

        software applications, including vendor purchased applications, in-house developed applications and end-user developed applications;

        business partner communication links, which primarily

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






               provide data transmissions to and from business partners; and

        business partners data systems, which primarily process data for [Residential Funding].

        The six phases by which the Y2K Project Team will seek to achieve Y2K readiness throughout [Residential Funding] are as follows:


                Phase                                Objective

Phase I--Awareness                      To promote Y2K awareness
                                       throughout [Residential Funding].
                                       Emphasis has been placed on
                                       ensuring that Components recently
                                       purchased (or to be purchased) by
                                       business units are Y2K-ready prior
                                       to the implementation of such
                                       Components.

Phase II-- nventory                    To (i) create an inventory
                                       of all Components and (ii) assess the Y2K risks associated with such Components.

Phase III--Assessment                  To (i)  determine  which
                                       Components are not Y2K-ready and (ii) decide whether such Components should be replaced, retired or repaired.

Phase IV--Renovation                   To   execute   Component
                                       replacement,   retirement  or  repair  to
                                       ensure Y2K readiness.

Phase V--Validation                     To test Components that have
                                       been repaired to ensure Y2K
                                       readiness and validate "mission
                                       critical" Components that were
                                       assessed as Y2K-ready in Phase
                                       III.

Phase VI--                             Implementation To deploy repaired and
                                       validated Components.


        In order to execute the six-phase plan, a combination of

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






internal resources and external contractors have been, and will be, employed by the Y2K Project Team.


Y2K Project Status

        As of [ ______ __, ____ ], the Y2K Project Team had substantially completed the six phases for internal "mission critical" Components. However, several software applications used by [Residential Funding] in its role as [Master] Servicer[s] are still in the final three phases of the six-phase management plan described above. [Residential Funding] expects that all phases with respect to such applications will be substantially completed by [
------ --, ---- ].

        The Y2K Project Team anticipates that its efforts with respect to all internal Components will be substantially complete by [ ______ __, ____ ]. This includes substantial completion of (i) renovation and validation of any non-mission critical Components that the Y2K Project Team and related business units determine to be necessary, (ii) validation of any remaining "mission critical" Components that are either completing in-house remediation or waiting for a vendor upgrade, and (iii) Y2K business continuity planning activities discussed below.

        The potential impact on [Residential Funding] of problems related to Y2K, however, will not depend solely on the corrective measures undertaken by the Y2K Project Team. The manner in which Y2K issues are addressed by business partners, governmental agencies and other entities that provide data to, or receive data from, [Residential Funding], or whose financial condition or operational capability is important to [Residential Funding] and its ability to act as [Master] Servicer[s], will have a significant impact upon [Residential Funding]. These entities include, among others, Subservicers, the Trustee, the Custodian and certain depositary institutions, as well as their respective suppliers and vendors. Accordingly, [Residential Funding] is communicating with certain of these parties to assess their Y2K readiness and evaluate any potential impact on [Residential Funding].

     Due to the various dates by which [Residential Funding]'s business partners anticipate being Y2K-ready, it is expected that the Y2K Project Team will continue to spend significant time assessing Y2K business partner issues throughout 1999. Any

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






business partner, including any Subservicer, the Trustee and the Custodian, that
(i) has not provided [Residential Funding] appropriate documentation supporting its Y2K efforts, (ii) has not responded in a timely manner to [Residential Funding]'s inquiries regarding their Y2K efforts or (iii) does not expect to be Y2K- ready until after [ ______ __, ____ ], has been, and will be, placed in an "at risk" category. [Residential Funding] will carefully monitor the efforts and progress of its "at risk" business partners, and if additional steps are necessary [Residential Funding] will reassess the risk and act accordingly.

        During [ ____ ], [Residential Funding] also commenced a formal business continuity plan that is designed to address potential Y2K problems and other possible disruptions. [Residential Funding]'s business continuity plan has the following four phases:


                Phase                                Objective

Phase I--Business Impact                To assess the impact upon
Assessment                             [Residential Funding] business
                                       units if  "mission  critical"  Components
                                       were    suddenly    not    available   or
                                       significantly  impaired  as a result of a
                                       natural   disaster   or  other   type  of
                                       disruption (including as a result of Y2K).

Phase II--Strategic Development        To  develop
                                       broad,   strategic  plans  regarding  the
                                       manner  in  which  [Residential  Funding]
                                       will  operate  in  the   aftermath  of  a
                                       natural   disaster   or  other   type  of
                                       disruption (including as a result of Y2K).

Phase III--Business Continuity          To develop detailed procedures on
Planning                               how [Residential Funding] and
                                       individual business units will continue to operate in the aftermath of a natural disaster or other type of disruption (including as a result of Y2K).

Phase IV--Validation                   To   test   the   plans
                                       developed in Phases II and III above.



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






        As of December 15, 1998, [Residential Funding] had substantially completed Phases I and II of its business continuity plan. [Residential Funding] anticipates that Phase III will be substantially complete by [ ______ __, ____ ] and Phase IV will be substantially complete by [ ______ __, ____ ]. ]


Risks related to Y2K

        Although [Name of [Master] Servicer[s]]'s remediation efforts are directed at eliminating its Y2K exposure, there can be no assurance that these efforts will fully mitigate the effect of all Y2K problems. If [Name of [Master] Servicer[s]] fails to identify or correct any material Y2K problem, there could be significant disruptions in its normal business operations. Such disruptions could have a material adverse effect on [Name of [Master] Servicer[s]]'s ability to (i) collect (and monitor any Subservicer's collection of) payments on the Mortgage Loans, (ii) distribute such collections to the Trustee and (iii) provide reports to Certificateholders as set forth herein. Furthermore, if any Subservicer, the Trustee or any other business partner or any of their respective vendors or third party service providers are not Y2K-ready, the ability to (a) service the Mortgage Loans (in the case of any Subservicer or any of their respective vendors or third party service providers) and (b) make distributions to Certificateholders (in the case of the Trustee or any of its vendors or third party service providers), may be materially and adversely affected.

        This section entitled "Year 2000 Considerations" contains "forward-looking statements" within the meaning of Section 27A of the Securities Act. Generally, all statements in this section that are not statements of historical fact are forward-looking statements. Forward-looking statements made in this Y2K discussion are subject to certain risks and uncertainties. Important factors that could cause results to differ materially from such forward-looking statements include, among other things, the ability of [Name of [Master] Servicer[s]] to successfully identify Components that may pose Y2K problems, the nature and amount of programming required to fix the affected Components, the costs of labor and consultants related to such efforts, the continued availability of resources (both personnel and technology) and the ability of business partners that interface with [Name of [Master] Servicer[s]] to successfully address their Y2K issues.

                   CERTAIN YIELD AND PREPAYMENT
                          CONSIDERATIONS


General

        The yields to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the [Mortgage Loans][Contracts] and the amount and timing of Mortgagor defaults resulting in Realized Losses. Such yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the [Mortgage Loans][Contracts] in the Trust. The rate of principal payments on such [Mortgage Loans][Contracts] will in turn be affected by the amortization schedules of the [Mortgage Loans][Contracts], the rate and timing of principal prepayments thereon by the Mortgagors, liquidations of defaulted [Mortgage Loans][Contracts] and repurchases of [Mortgage Loans][Contracts] due to certain breaches of representations. The timing of changes in the rate of prepayments, liquidations and repurchases of the [Mortgage Loans][Contracts] may, and the timing of Realized Losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent  with an  investor's  expectation.  Since  the  rate  and  timing  of principal payments on the [Mortgage Loans][Contracts] will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

        The [Mortgage Loans][Contracts] may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The [Mortgage Loans][Contracts] contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the [Mortgage Loans][Contracts] will be allocated among the Senior Certificates (other than the Principal Only Certificates) and, during certain periods, no principal prepayments or a disproportionately small or large portion of principal prepayments on the [Mortgage Loans][Contracts] relative to the Class M Percentage will be distributed on the Class M

Certificates. Prepayments, liquidations and purchases of the [Mortgage Loans][Contracts] will result in distributions to holders of the Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the [Mortgage Loans][Contracts]. Factors affecting prepayment (including defaults and liquidations) of [mortgage loans] [manufactured housing contracts] include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage interest rates fell significantly below the Mortgage Rates on the [Mortgage Loans][Contracts], the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage interest rates rose significantly above the Mortgage Rates on the [Mortgage Loans][Contracts], the rate of prepayments on the [Mortgage Loans][Contracts] would be expected to decrease.

        The rate of defaults on the [Mortgage Loans][Contracts] will also affect the rate and timing of principal payments on the [Mortgage Loans][Contracts]. In general, defaults on [mortgage loans] [manufactured housing contracts] are expected to occur with greater frequency in their early years. The rate of default on [Mortgage Loans][Contracts] which are refinance, limited documentation or no documentation mortgage loans, and on [Mortgage Loans][Contracts] with higher Loan-to-Value Ratios or Loan-to-Value Ratios in excess of 80% where no primary mortgage insurance is required, may be higher than on other [Mortgage Loans][Contracts]. Likewise, the rate of default on [Mortgage Loans][Contracts] that are secured by investment properties or are made to International Borrowers may be higher than on other [Mortgage Loans][Contracts]. Furthermore, the rate and timing of prepayments, defaults and liquidations on the [Mortgage Loans][Contracts] will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus.

        After the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the yield to maturity on the class of Class M Certificates will be extremely sensitive to losses on the [Mortgage Loans][Contracts] (and the timing thereof) because the entire amount of losses that are covered by Subordination will be allocated to such Class M Certificates. Furthermore, because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

        Because the Mortgage Rates on the [Mortgage Loans][Contracts] and the Pass-Through Rates on the Offered Certificates (other than the Variable Strip Certificates) are fixed, such rates will not change in response to changes in market interest rates. The Pass-Through Rate on the Variable Strip Certificates is based on the weighted average of the Pool Strip Rates on the [Mortgage Loans][Contracts] and such Pool Strip Rates will not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the Offered Certificates were to rise, the market value of the Offered Certificates may decline.

        [Although the Mortgage Rates on the [Mortgage Loans][Contracts] will adjust [semi-]annually, such increases and decreases will be limited by the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate, if applicable, on each [Mortgage Loan][Contract], and will be based on the Index (which may not rise and fall consistently with prevailing mortgage rates) plus the related Note Margin (which may be different from the prevailing margins on other mortgage loans). As a result, the Mortgage Rates on the [Mortgage Loans][Contracts] at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the [Mortgage Loans][Contracts] have Maximum Mortgage Rates, if prevailing mortgage rates were to increase above the Maximum Mortgage Rates, the rate of prepayment on the [Mortgage Loans][Contracts] may be expected to decrease, and the yield to investors may be less than prevailing mortgage rates. In general, if prevailing mortgage rates fall significantly below the Mortgage Rates on the [Mortgage Loans][Contracts], the rate of prepayments (including refinancings) will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the [Mortgage Loans][Contracts], the rate of prepayment on the [Mortgage Loans][Contracts] will be expected to decrease. The rate of defaults on adjustable rate Mortgage Loans may be higher when Mortgage Rates increase because the Mortgagor may have difficulty making higher monthly payments on its Mortgage Loans, particularly in the case of Mortgage Loans with a Periodic Rate Cap of 3% per annum for the first Adjustment Date.]

        As described above under "Description of the Offered Certificates--Allocation of Losses; Subordination" and "--Advances," amounts otherwise distributable to the Class M Certificates may be made available to protect the holders of the Senior Certificates against interruptions in distributions due to certain Mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies may affect the yields to investors in the Class M Certificates, and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class M Certificates. Furthermore, the Principal Only Certificates will share in the principal portion of Realized Losses on the [Mortgage Loans][Contracts] only to the extent that they are incurred with respect to Discount Mortgage Collateral and only to the extent of the related Discount Fraction; thus, after the Class B Certificates and the Class M Certificates are retired or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Certificates (other than the Principal Only Certificates) may be affected to a greater extent by losses on Non-Discount Mortgage Collateral than losses on Discount Mortgage Collateral. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on the Class M Certificates if such delinquencies or losses cause the scheduled reduction of the Senior Accelerated Distribution Percentage to be delayed.

        The amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any interest shortfalls to the extent not covered by Subordination or by the [Master] Servicer[s] as described below, including Prepayment Interest Shortfalls and, in the case of each class of the Class M Certificates, the interest portions of Realized Losses allocated solely to such class of Certificates. See "Yield Considerations" in the Prospectus and "Description of the Offered Certificates--Interest Distributions" herein for a discussion of the effect of principal prepayments on the [Mortgage Loans][Contracts] on the yields to maturity of the Offered Certificates and certain possible shortfalls in the collection of interest. [Prior to the Accretion Termination Date, interest shortfalls allocated to the Accrual Certificates will reduce the amount added to the Certificate Principal Balance thereof in respect of Accrued Certificate Interest and will result in a corresponding reduction of the amount available for distributions in respect of principal on the Senior Certificates. Furthermore, because such interest shortfalls will result in the Certificate Principal Balance of the Accrual Certificates being less than it would be in the absence of such interest shortfalls, the amount of interest that will accrue in the future on the Accrual Certificates and be available for distributions in respect of principal on the Senior Certificates will be reduced. Accordingly, the weighted average lives and assumed final Distribution Dates of the Senior Certificates will be extended.]

        With respect to any Distribution Date, Prepayment Interest Shortfalls resulting from prepayments in full for such Distribution Date will be offset by the [Master] Servicer[s] to the extent such Prepayment Interest Shortfalls do not exceed [one-twelfth of [________]% of the Stated Principal Balance of the [Mortgage Loans][Contracts] immediately preceding such Distribution Date]. Thus, the yield to investors in the Offered Certificates generally will not be affected by Prepayment Interest Shortfalls allocable thereto resulting from prepayments in full in the month preceding any Distribution Date to the extent that such shortfalls do not exceed the amount offset by the [Master] Servicer[s].

        The yield to maturity on each class of the Offered Certificates will depend on the prices paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

        [A number of factors affect the performance of the Index and may cause the Index to move in a manner different from other indices. To the extent that the Index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to Offered Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, the Index may remain higher than other market interest rates which may result in a higher level of prepayments of the [Mortgage Loans][Contracts], which adjust in accordance with the Index, than of [mortgage Loans][Contracts] which adjust in accordance with other indices.]

        The assumed final Distribution Date with respect to each class of the Offered Certificates is [ , ] which is the Distribution Date [immediately] [
months] following the latest scheduled maturity date for any [Mortgage Loan][Contract]. No event of default, change in the priorities for distribution among the various classes or other provisions under the Pooling and Servicing Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of Certificates on or before its assumed final Distribution Date.

        "Weighted Average Life" refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The Weighted Average Life of the Offered
Certificates will be influenced by, among other things, the rate at which principal of the [Mortgage Loans][Contracts] is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

        [Prepayments on [mortgage loans] [manufactured housing contracts] are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("PSA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new [mortgage loans] [manufactured housing contracts]. A prepayment assumption of 100% PSA assumes constant prepayment rates of [ ]% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional [ ]% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the [mortgage loans] [manufactured housing contracts], 100% PSA assumes a constant prepayment rate of [ ]% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA (no prepayments). Correspondingly, " [ ]% PSA" assumes prepayment rates equal to [ ]% of PSA, and so forth. PSA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of [mortgage loans] [manufactured housing contracts], including the [Mortgage Loans][Contracts].]

Structuring Assumptions

        The table set forth below has been prepared on the basis of certain assumptions (the "Structuring Assumptions") as described below regarding the weighted average characteristics of the [Mortgage Loans][Contracts] that are expected to be included in the Trust as described under "Description of the
[Mortgage][Contract] Pool" herein and the performance thereof. The table assumes, among other things, that: (i) as of the date of issuance of the Offered Certificates, the aggregate principal balance of the Discount Mortgage Collateral is $[ ] and each item of Discount Mortgage Collateral has a Mortgage Rate of [ ]% per annum, an original term to maturity of [ ] months, a remaining term to maturity of [ ] months and a related Servicing Fee Rate of approximately [ ]% per annum, and the aggregate principal balance of the Non-Discount Mortgage Collateral is $[ ] and each item of Non-Discount Mortgage Collateral has a Mortgage Rate of [ ]% per annum, an original term to maturity of [ ] months, a remaining term to maturity of [ ] months and a related Servicing Fee Rate of approximately [ ]% per annum; (ii) the scheduled monthly payment for each [Mortgage Loan][Contract] has been based on its outstanding balance, interest rate and remaining term to maturity, such that the [Mortgage Loan][Contract] will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) none of the Mortgage Collateral Sellers, the [Master] Servicer[s] or the Depositor will repurchase any [Mortgage Loan][Contract] and neither the [Master] Servicer[s] nor the Depositor exercises any option to purchase the [Mortgage Loans][Contracts] and thereby cause a termination of the Trust; (iv) there are no delinquencies or Realized Losses on the [Mortgage Loans][Contracts], and principal payments on the [Mortgage Loans][Contracts] will be timely received together with prepayments, if any, at the respective constant percentages of PSA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month; (vi) payments on the Certificates will be received on the 25th day of each month, commencing [ 25, ____ ]; (vii) payments on the [Mortgage Loans][Contracts] earn no reinvestment return; (viii) there are no additional ongoing Trust expenses payable out of the Trust; and (ix) the Certificates will be purchased on [ , ____ ].

        Some of the foregoing structuring assumptions regarding the characteristics of the [mortgage Loans][Contracts] and the certificates differ from actual characteristics thereof.

        The actual characteristics and performance of the [Mortgage Loans][Contracts] will differ from the Structuring Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is unlikely that the [Mortgage Loans][Contracts] will prepay at a constant level of PSA until maturity or that all of the [Mortgage Loans][Contracts] will prepay at the same level of PSA. Moreover, the diverse remaining terms to maturity of the [Mortgage Loans][Contracts] could produce slower or faster principal distributions than indicated in the table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity of the [Mortgage
Loans][Contracts] is as assumed. Any difference between such Structuring Assumptions and the actual characteristics and performance of the [Mortgage Loans][Contracts], or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

        Subject to the foregoing discussion and assumptions, the following table indicates the Weighted Average Life of each class of Offered Certificates (other than the Variable Strip Certificates [and Residual Certificates]) and sets forth the percentages of the initial Certificate Principal Balance of each such class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of PSA.

Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA

 Distribution           Class A-1                  Class A-2                            Class [_-_]
     Date

                0%     _%     _%      _%     _%     0%     _%     _%     _%     _%        0%     _%     _%      _%     _%



                    Class [_-_]



               0%     _%     _%     _%     _%

Initial Percentage











Weighted
Average
Life Years**


*       Indicates a number that is greater than zero but less than 0.5%.
** [The Weighted Average Life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balance of the Certificate.]
This table has been prepared based on the Structuring Assumptions (including the assumptions regarding the characteristics and performance of the [Mortgage Loans][Contracts], which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Table continued on next page.

Table continued from previous page.



Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA

 Distribution          Class [_-_]                       Class [_-_]                  Classes M-1, M-2 and
     Date                                                                                     M-3


                0%     _%     _%      _%     _%            0%     _%     _%     _%     _%            0%     _%     _%      _%    _%
Initial Percentage












Weighted
Average
Life Years**


*       Indicates a number that is greater than zero but less than 0.5%.
** [The Weighted Average Life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balance of the Certificate.]
This table has been prepared based on the Structuring Assumptions (including the assumptions regarding the characteristics and performance of the [Mortgage Loans][Contracts], which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Principal Only Certificate and Variable Strip Certificate Yield
Considerations

        The amounts payable with respect to the Principal Only Certificates derive only from principal payments on the Discount Mortgage Collateral. As a result, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Discount Mortgage Collateral.

        The yield to maturity on the Variable Strip Certificates will be extremely sensitive to both the timing of receipt of principal prepayments and the overall rate of principal prepayments and defaults on the [Mortgage Loans][Contracts], which rate may fluctuate significantly over time. Investors in the Variable Strip Certificates should fully consider the risk that a rapid rate of principal prepayments on the [Mortgage Loans][Contracts] could result in the failure of such investors to fully recover their investments.

        The following tables indicate the sensitivity of the pre-tax yield to maturity on the Principal Only Certificates and Variable Strip Certificates to various constant rates of prepayment on the [Mortgage Loans][Contracts] by projecting the monthly aggregate payments on the Principal Only Certificates and Variable Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses (i) through (ix) of the Structuring Assumptions, including the assumptions regarding the characteristics and performance of the [Mortgage Loans][Contracts], which differ from the actual characteristics and performance thereof and assuming the aggregate purchase prices set forth below and assuming further the Pass-Through Rate and Notional Amount of the Variable Strip
Certificates are as set forth herein. Any differences between the Structuring Assumptions and the actual characteristics and performance of the [Mortgage Loans][Contracts] and of the Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


         Pre-Tax Yield to Maturity of the Principal Only
         Certificates at the Following Percentages of PSA


Assumed Purchase Price          0%          [    ]%      [    ]%       [    ]%       [    ]%       [    ]%
                             --              ----         ----          ----          ----          ----

$[                        ]  [        ]    [        ]   [        ]    [        ]    [        ]    [        ]
                             %             %            %             %             %             %

         Pre-Tax Yield to Maturity of the Variable Strip
         Certificates at the Following Percentages of PSA


Assumed Purchase Price          0%          [    ]%      [    ]%       [    ]%       [    ]%       [    ]%
                             --              ----         ----          ----          ----          ----

$[                        ]  [        ]    [        ]   [        ]    [        ]    [        ]    [        ]
                             %             %            %             %             %             %

        Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Principal Only Certificates or Variable Strip Certificates, as applicable, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the related table. Accrued interest is included in the assumed purchase price of the Variable Strip Certificates and is used in computing the corporate bond equivalent yields shown in the table relating to the Variable Strip Certificates. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Principal Only Certificates and Variable Strip Certificates, and thus do not reflect the return on any investment in such Certificates when any reinvestment rates other than the discount rates are considered.

        Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the [Mortgage Loans][Contracts] will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Principal Only Certificates and Variable Strip Certificates are likely to differ from those shown in the tables, even if all of the [Mortgage Loans][Contracts] prepay at the indicated constant percentages of PSA over any given time period or over the entire life of the Certificates. A lower than anticipated rate of principal prepayments on the Discount Mortgage Collateral will have a material adverse effect on the yield to maturity of the Principal

Only Certificates. The rate and timing of principal prepayments on the Discount Mortgage Collateral may differ from the rate and timing of principal prepayments on the [Mortgage][Contract] Pool. In addition, because the Discount Mortgage Collateral have Net Mortgage Rates that are lower than the Net Mortgage Rates of the Non-Discount Mortgage Collateral, and because [Mortgage Loans][Contracts] with lower Net Mortgage Rates are likely to have lower Mortgage Rates, the Discount Mortgage Collateral is generally likely to prepay under most circumstances at a lower rate than the Non-Discount Mortgage Collateral. In addition, holders of the Variable Strip Certificates generally have rights to relatively larger portions of interest payments on [Mortgage Loans][Contracts] with higher Mortgage Rates; thus, the yield on the Variable Strip Certificates will be materially adversely affected to a greater extent than on the other Offered Certificates if the [Mortgage Loans][Contracts] with higher Mortgage
Rates prepay faster than the [Mortgage Loans][Contracts] with lower Mortgage Rates. Because [Mortgage Loans][Contracts] having higher Pool Strip Rates generally have higher Mortgage Rates, such [Mortgage Loans][Contracts] are generally more likely to be prepaid under most circumstances than are [Mortgage Loans][Contracts] having lower Pool Strip Rates.

        There can be no  assurance  that the  [Mortgage  Loans][Contracts]  will prepay at any particular rate or that the yields on the Principal Only Certificates and Variable Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the [Mortgage Loans][Contracts] could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity of the [Mortgage Loans][Contracts] is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Variable Strip Certificates should fully consider the risk that a rapid rate of prepayments on the [Mortgage Loans][Contracts] could result in the failure of such investors to fully recover their investments.

        For additional considerations relating to the yields on the Certificates, see "Yield Considerations" and "Maturity and
Prepayment Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the
Residual Certificates

        The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the REMIC's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the [Mortgage][Contract] Pool.

        The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                 POOLING AND SERVICING AGREEMENT


General

        The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Senior Certificates. [The Trustee will appoint [ ] to serve as Custodian in connection with the Certificates.] The Senior Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Depositor will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the [ ] of Residential Accredit Loans, Inc., [ ]. In addition to the circumstances described in the Prospectus, the Depositor may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.


[The [Master] Servicer[s]]

        [Residential Funding], an indirect wholly owned subsidiary of [GMAC Mortgage] and an affiliate of the Depositor, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus and "The Mortgage Pool-Residential Funding" herein.]

        [The following table sets forth certain information concerning the delinquency experience (including pending foreclosures) on one-to four-family residential mortgage loans that generally complied with Residential Funding's Expanded Criteria Mortgage Program at the time of purchase by Residential Funding and were being master serviced by Residential Funding on [__________ __, ____], [__________ __, ____] and [__________ __, ____]. As used herein, a loan is considered to be "30 to 59 days" or "30 or more days" delinquent when a payment due on any due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly due date. The determination as to whether a loan falls into this category is made as of the close of business on the last business day of each month. Delinquency information presented herein as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.]

               [Expanded Criteria Mortgage Program
                    Delinquency Experience(1)]


                                     At [ , ____]            At [ , ____]            At [ , ____]

                                 By No. of    By Dollar    By No. of    By Dollar     By No. of    By Dollar
                                   Loans      Amount of      Loans      Amount of       Loans      Amount of
                                                Loans                     Loans                      Loans

                                                  (Dollar Amounts in Thousands)

Total Loan Portfolio.........                     $            $             $
Period of Delinquency
    31 to 59 days............
    60 to 89 days............
    90 days or more (2)......
Foreclosures Pending.........
REO Property.................
Total Delinquent Loans.......                     $            $             $
Percent of Loan Portfolio       %            %            %            %             %            %


(1) The table relates only to the mortgage loans referred to above. (2) Does not include foreclosures pending.



                              S-94






           [Expanded Criteria Mortgage Program Reduced
             Documentation Delinquency Experience(1)]

                                     At [ , ____]            At [ , ____]            At [ , ____]

                                 By No. of    By Dollar    By No. of    By Dollar     By No. of    By Dollar
                                   Loans      Amount of      Loans      Amount of       Loans      Amount of
                                                Loans                     Loans                      Loans

                                                  (Dollar Amounts in Thousands)

Total Loan Portfolio.........                     $            $             $
Period of Delinquency
    31 to 59 days............
    60 to 89 days............
    90 days or more (2)......
Foreclosures Pending.........
REO Property.................
Total Delinquent Loans.......                     $            $             $
Percent of Loan Portfolio       %            %            %            %             %            %


(1) The table relates only to the mortgage loans referred to above. (2) Does not include foreclosures pending.


        [There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.]

Servicing and Other Compensation and Payment of
Expenses

        The Servicing Fees for each [Mortgage Loan][Contract] are payable out of the interest payments on such [Mortgage Loan][Contract]. The Servicing Fees in respect of each [Mortgage Loan][Contract] will be at least [ ]% and not more than [ ]% per annum of the outstanding principal balance of each [Mortgage Loan][Contract]. The Servicing Fees consist of (a) servicing compensation payable to the [Master] Servicer[s] in respect of [its master] servicing activities, and (b) subservicing and other related compensation payable to the subservicer (including such compensation paid to the [Master] Servicer[s] as the direct servicer of a [Mortgage Loan][Contract] for which there is no subservicer]. The primary compensation to be paid to the [Master] Servicer[s] in respect of its servicing activities will be [ ]% per annum (the "Servicing Fee Rate") of the outstanding principal balance of each item of Mortgage Collateral. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to [ ]% per annum of the outstanding principal balance of each item of Mortgage Collateral serviced by it. The [Master] Servicer[s] is obligated to pay certain ongoing expenses associated with the Trust and incurred by the [Master] Servicer[s] in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates--Servicing and Administration of Mortgage
Collateral" in the Prospectus for information regarding other possible compensation to the [Master] Servicer[s] and subservicers and for information regarding expenses payable by the [Master] Servicer[s].

Voting Rights

        Certain actions specified in the Prospectus that may be taken by the Certificateholders evidencing a specified percentage of all undivided interests in the Trust may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. [ ]% of all Voting Rights will be allocated among all holders of the Certificates (other than the Variable Strip Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, and [ ]% and [ ]% of all Voting Rights will be allocated among holders of the Variable Strip Certificates and the Residual Certificates, in proportion to the percentage interests evidenced by their respective Certificates.

[Termination]

        [The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Offered Certificates are described in "Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus. The [Master] Servicer[s] or the Depositor will have the option on any Distribution Date on which the aggregate principal balance of the [Mortgage Loans][Contracts] is less than [ ]% of the aggregate principal balance of the [Mortgage Loans][Contracts] as of the Cut-off Date either (i) to purchase all remaining [Mortgage Loans][Contracts] and other assets in the Trust, thereby effecting early retirement of the Offered Certificates or (ii) purchase in whole, but not in part, the Certificates. Any such purchase of [Mortgage Loans][Contracts] and other assets of the Trust shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each item of [Mortgage Loans][Contracts] (or, the fair market value of the related underlying Mortgaged Properties with respect to defaulted [Mortgage Loans][Contracts] as to which title to such underlying Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the Distribution Date on which the purchase proceeds are to be distributed plus (b) accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month of repurchase. Distributions on the Certificates in respect of any such optional termination will be paid, first, to the Senior Certificates and the Class M Certificates, pro rata, based on their respective Certificate Principal Balances, second, to the Class B Certificates. The proceeds of any such distribution may not be sufficient to distribute the full amount to each class of Certificates if the purchase price is based in part on the fair market appraised value of any underlying Mortgaged Property and such appraised value is less than 100% of the unpaid principal balance of the related [Mortgage Loan][Contract]. Any such purchase of the Certificates will be made at a price equal to 100% of the Certificate Principal Balance thereof plus the sum of one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest. Upon the purchase of the Certificates or at any time thereafter, at the option of the [Master] Servicer[s] or the Depositor, the [Mortgage Loans] [Contract] may be sold, thereby effecting a retirement of the Certificates and the termination of the

Trust, or the Certificates so purchased may be held or resold by the [Master] Servicer[s] or the Depositor.]

        Upon presentation and surrender of the Offered Certificates in connection with the termination of the Trust or a purchase of Certificates under the circumstances described above, the holders of the Offered Certificates will be entitled to receive, subject to the priorities set forth above, an amount equal to the Certificate Principal Balance of such class plus one month's interest thereon (or with respect to the Variable Strip Certificates, one month's interest on the Notional Amount) at the applicable Pass-Through Rate plus any previously unpaid Accrued Certificate Interest.

                    CERTAIN FEDERAL INCOME TAX
                           CONSEQUENCES

        Upon the issuance of the Offered Certificates,
                                            , counsel to the Depositor, will
deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust will qualify as a REMIC under the Code.

        For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust and the Offered Certificates (other than the Residual Certificates) and Class B Certificates will represent ownership of "regular interests" in the Trust and will generally be treated as representing ownership of debt instruments of the Trust. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

     The Certificates will not be treated as having been issued with original issue discount for federal income tax reporting purposes. The

                             Certificates will, be treated as having been
issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the [Mortgage Loans][Contracts] will prepay at a rate equal to [ ]% PSA. No representation is made that the

[Mortgage Loans][Contracts] will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

        The OID Regulations suggest that original issue discount with respect to securities such as the Variable Strip Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which are required under the Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Variable Strip Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

        If the method for computing  original  issue  discount  described in the
Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Variable Strip Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Variable Strip Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the [Mortgage Loans][Contracts]. Any such loss might be treated as a capital loss.

        Although they are unclear on the issue, in certain circumstances the OID Regulations appear to permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the [Master] Servicer[s] in preparing reports to the Certificateholders and the IRS.

        Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

        The Offered Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the Trust would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the [Master] Servicer[s] or the Depositor to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

        For further information regarding the federal income tax consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences--REMICs" in the Prospectus.

Special Tax Considerations Applicable to Residual
Certificates

        The IRS has issued regulations under the provisions of the Code related to REMICs (the "REMIC Regulations") that significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. In addition, the REMIC Regulations contain restrictions that apply to the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

        The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

        The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the Trust's term that significantly exceeds the amount of cash distributions received by such Residual Certificateholders from the Trust with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trusts' term as a result of their ownership of the Residual Certificates. In addition, the required inclusion of this amount of taxable income during the Trust's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

        [[[Name of [Master] Servicer[s]][] will be designated as the "tax matters person" with respect to the Trust as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.]

        Purchasers of the Residual Certificates are strongly advised to consult their own tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

        For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the
Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

[For Trusts treated as Grantor Trusts]

        [Upon the issuance of the Offered Certificates [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood] [Stroock & Stroock & Lavan], counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes the Trust will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or as an association taxable as a corporation. Accordingly, each holder of a Certificate generally will be treated as the owner of an interest in the Mortgage Collateral included in the Trust.

        For purposes of the following discussion, the [Class and Class ] Certificates which represent an undivided equitable ownership interest in the principal of the Mortgage Collateral, together with interest thereon at the Applicable Pass-Through Rate, will be referred to as a "Grantor Trust Fractional Interest Certificate." The [Class and Class ] Certificates, which represent ownership of all or a portion of the difference between interest paid on the Mortgage Collateral (net of Servicing Fees and any Spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates will be referred to as a "Grantor Trust Strip Certificate." A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Collateral.

Characterization of Investments in Grantor Trust Certificates

        Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates[, subject to the discussion below with respect to Buy-Down Mortgage Loans], counsel to the Depositor will deliver an opinion upon issuance of the offered certificates that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "loans .
 . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code [(except to the extent representing a Contract secured by a Manufactured Home used on a transient basis)]; (ii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (iii) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. [In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.]

        [The Mortgage Collateral includes Buy-Down Mortgage Loans. The characterization of an investment in Buy-Down Mortgage Loans will depend upon the precise terms of the related Buy-Down Agreement, but to the extent that such Buy-Down Mortgage Loans are secured by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. No directly applicable precedents exist with respect to the federal income tax treatment or the characterization of investments in Buy-Down Mortgage Loans. Accordingly, holders of Grantor Trust Fractional Interest Certificates should consult their tax advisors with respect to the characterization of investments in Grantor Trust Fractional Interest Certificates.].

        Grantor   Trust  Strip   Certificates.   Even  if  Grantor  Trust  Strip
Certificates evidence an interest in a Grantor Trust consisting of [Mortgage Loans][Contracts] that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. The policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts), however, may suggest that such characterization is appropriate. Counsel to the Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

     The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

Taxation of Owners of Grantor Trust Fractional Interest
Certificates

        Holders of a Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Collateral (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of Variable Strip, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Collateral. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. In addition, Certificateholders (other than
corporations)   subject  to  the   alternative   minimum   tax  may  not  deduct
miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. [If multiple classes of Grantor Trust Certificates] [Although it is not entirely clear, it appears that such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the Internal Revenue Service (the "IRS") and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.]

        [The IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors." The servicing fees paid with respect to the Mortgage Collateral are higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. [Information regarding servicing fees paid to the [Master] Servicer[s], the Certificate Administrator, any Servicer, any Subservicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply].

        [If Certificates subject to the "stripped bond" rules of Section 1286 of the Code.] [Each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of
Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

        Application of Strip Bond Rules. The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, as well as such Certificate's share of reasonable servicing fees and other expenses[, other than payments of fixed interest payable periodically (not less than annually)]. In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "Sales of Grantor Trust Certificates") and the yield of such Grantor Trust

Fractional Interest Certificate to such holder. Such yield would be computed at the rate (assuming compounding based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Collateral, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Collateral will not include any payments made in respect of any ownership interest in the Mortgage Collateral retained by the Depositor, the [Master] Servicer[s], the Certificate Administrator, any Servicer, any Subservicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

        Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption with respect to the Grantor Trust Fractional Interest Certificates. It is uncertain whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

        In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Collateral allocable to such Certificate, the use of a prepayment assumption would not ordinarily have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

        When an item of Mortgage Collateral prepays in full, it appears that the holder of a Grantor Trust Fractional Interest

Certificate acquired at a discount or a premium generally will not recognize a separate item of income or loss. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

        In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption [insert applicable assumption] (the "Prepayment Assumption") and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor, the [Master] Servicer[s] nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

        Under Treasury regulation Section 1.1286-1, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the stripped bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). [Specify if interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Collateral.] If the original issue discount or market discount on a

Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Collateral, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "If Stripped Bond Rules Do Not Apply" and "Market Discount."]

        [If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, [if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate,] the Certificateholder will be required to report its share of the interest income on the Mortgage Collateral in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Collateral issued with original issue discount.

        Recently enacted amendments to Section 1272(a)(6) of the Code require the use of a prepayment assumption in determining the existence and accrual of original issue discount associated with pools of debt instruments whose yield may be affected by prepayments. No regulations have been issued interpreting the application of this provision to securities such as the Grantor Trust Fractional Interest Certificates nor do the committee reports prepared by those Congressional committees that examined such provision in the course of its enactment provide guidance as to its intended application to such securities. In the absence of such guidance, various interpretations are possible. For example, the provision could be interpreted as requiring the pool of mortgage loans underlying the Grantor Trust Fractional Interest Certificates to be segregated into two subpools consisting respectively of those mortgage loans that had original issue discount upon their origination (the "OID Pool") and those mortgage loans that did not have original issue discount upon their origination (the "Non-OID Pool"). A holder of a Grantor Trust Fractional Interest Certificate would be required to report its share of the interest income on the Mortgage Loans in the Non-OID Pool in accordance with such holder's normal method of accounting and, to the extent that the portion of its purchase price for such Certificates properly allocable to its interest in the Non-OID Pool were less than its share of the aggregate principal amount of the Mortgage Loans in the Non-OID Pool, would be subject to the Market Discount rules described in the Prospectus under "Market Discount" or "REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount." Such holder would be required to treat the portion of its Certificate representing an interest in the OID Pool as a single debt instrument issued on the Closing Date with original issue discount equal to its pro-rata share of the aggregate of the unaccrued original issue discount on the Mortgage Loans in the OID Pool as of such date and subject to the rules for reporting original issue discount described under "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." To the extent that the portion of such holder's purchase price for its Certificate properly allocable to the OID Pool represented a discount greater than such holder's pro-rata share of the aggregate original issue discount on the Mortgage Loans in the OID Pool, such holder would be subject to the Market Discount Rules described in the Prospectus under "REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount."

        Alternatively, a Grantor Trust Fractional Interest Certificate could be treated as a single debt instrument issued on the Closing Date and subject to the rules described in the Prospectus under "REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" and "--Market Discount." Other interpretations of the application of the original issue discount rules to Grantor Trust Fractional Interest Certificates are possible. Investors are urged to consult their tax advisors concerning the application and effect of such rules on their investment in such Certificates.

        The [Master] Servicer[s] will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. Such requests may be directed to [[Name of [Master] Servicer[s]]] [principal executive office]. [See "[Name of [Master] Servicer[s]]" in the Prospectus.] See "Grantor Trust Reporting" below.]

     Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code. The amendment to

Section 1272(a)(6) of the Code described under "-- If Stripped Bond Rules Do Not Apply," above, could be interpreted as requiring the use of a prepayment assumption in connection with the determination, accrual and inclusion in income of market discount. If such a requirement were applicable, a Grantor Trust Fractional Interest Certificate would probably be treated as a single aggregate debt instrument to which the rules described in the prospectus under "REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount" would apply. Alternatively, if the requirement of a prepayment assumption were not applicable, the rules described in the succeeding paragraphs of this section would be applicable either on a Mortgage-Loan-by-Mortgage-Loan basis or on such a basis with respect to the Non-OID Pool and on an aggregate basis with respect to the OID Pool. Other interpretations of the effect of the amendment to Section 1272(a)(6) on the determination and accrual of market discount are possible. Investors are advised to consult their tax advisors concerning the application of the market discount rules to Grantor Trust Fractional Interest Certificates.

        If a prepayment assumption generally is not required in the application of the market discount rules to pools of debt instruments, a Grantor Trust Fractional Interest Certificate may be subject to the market discount rules to the extent an interest in Mortgage Collateral is considered to have been purchased at a "market discount," that is, in the case of Mortgage Collateral issued without original issue discount, at a purchase price less than its remaining stated redemption price [define or reference prospectus], or in the case of Mortgage Collateral issued with original issue discount, at a purchase price less than its adjusted issue price [define or reference prospectus]. If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Collateral, to the payment of stated redemption price on such Mortgage Collateral that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to Mortgage Collateral with market discount, the Certificateholder would be deemed to have made an election to include market discount in income currently with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election and thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Premium" in the Prospectus. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

        Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 will apply. Under those rules, in each accrual period market discount on the Mortgage Collateral should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of Mortgage Collateral issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Collateral as of the beginning of the accrual period, or (iii) in the case of Mortgage Collateral issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Collateral purchased at a discount in the secondary market.

        Since the Mortgage Collateral will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

        Market discount with respect to Mortgage Collateral generally will be considered to be de minimis if it is not greater than or equal to 0.25% of the stated redemption price of the Mortgage Collateral multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. If market discount is treated as de minimis under the foregoing rule, it appears that actual discount would be treated [in a manner similar to original issue discount of a de minimis amount. See "If Stripped Bond Rules Do Not Apply."]

        Further, under the rules described in "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Market Discount" in the Prospectus, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

     Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Collateral at a premium, that is, at a price in excess of their remaining stated redemption price, such

Certificateholder may elect under Section 171 of the Code to amortize such premium using a constant yield method. Amortizable premium is treated as an offset to interest income on the related Mortgage Collateral rather than as a separate interest deduction. Premium allocable to Mortgage Collateral for which an amortization election is not made should be allocated among the payments on the Mortgage Collateral representing stated redemption price and be allowed as an ordinary deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments are due).

        It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and an item of Mortgage Collateral prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Mortgage Collateral that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Collateral. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

Taxation of Owners of Grantor Trust Strip Certificates

        The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

        The OID Regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "Possible Application of Proposed Contingent Payment Rules" below, and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

        Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Collateral. See "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

        Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to the Grantor Trust Strip Certificates and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. It is uncertain whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

        The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor, the [Master] Servicer[s] nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

        It is unclear under what circumstances, if any, the prepayment of an item of Mortgage Collateral will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans or contracts) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Collateral, or if the Prepayment Assumption is not used, then when an item of Mortgage Collateral is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Collateral.

Possible Application of Proposed Contingent Payment Rules

        The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Collateral were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. As in the case of the OID Regulations generally, the regulations addressing contingent payment debt instruments do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

        If the contingent payment rules under the OID Regulations were to apply, the holder of a Grantor Trust Strip Certificate would be required to apply a "noncontingent bond method." Under that method, the issuer of a Grantor Trust Strip Certificate would determine a projected payment schedule with respect to such Grantor Trust Strip Certificate. Holders of Grantor Trust Strip Certificates would be bound by issuer's projected payment schedule, which would consist of all noncontingent payments and a projected amount for each contingent payment based on the projected yield (as described below) of the Grantor Trust Strip Certificate. The projected amount of each payment would be determined so that the projected payment schedule reflected the projected yield reasonably expected to be received by the holder of a Grantor Trust Strip Certificate. The projected yield referred to above would be a reasonable rate, not less than the "applicable Federal rate" that, as of the issue date, reflected general market conditions, the credit quality of the issuer, and the terms and conditions of the Mortgage Collateral. The holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period multiplied by the projected yield, and would add to, or subtract from, such income any variation between the payment actually received in such month and the payment originally projected to be made in such month.

        Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

Sales of Grantor Trust Certificates

        Except as described below, any gain or loss recognized on the sale of a Grantor Trust Certificate generally will be capital gain or loss, and will be equal to the difference between the amount realized on the sale of a Grantor Trust Certificate and its adjusted basis. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income (including original issue discount and market discount income) recognized by the seller and reduced (but not below zero) by any previously reported losses, amortized premium and distributions with respect to such Grantor Trust Certificate.

        Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a
"conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

Grantor Trust Reporting

        The Trustee will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying [Mortgage Loans][Contracts] and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the [Master] Servicer[s] or the Certificate Administrator, as applicable, the Trustee will furnish to each Certificateholder during such year such customary factual information as the Trustee deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders who bought their Certificates at the representative initial offering price used in preparing such reports.


Backup Withholding

        In  general,   the  rules  described  in  "Certain  Federal  Income  Tax
Consequences--Backup Withholding with Respect to REMIC Certificates" in the Prospectus will also apply to Grantor Trust Certificates.


Foreign Investors

        In general, the discussion with respect to REMIC Regular Certificates in
"Certain   Federal   Income  Tax   Consequences--Foreign   Investors   in  REMIC
Certificates" in the Prospectus applies to Grantor Trust Certificates.

        To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non- resident alien individual.]

                     LEGAL INVESTMENT MATTERS

        The [Senior] Certificates [and Class M-1 Certificates] will constitute "mortgage related securities" for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in the SMMEA. [The Class M Certificates will not constitute "mortgage related securities" for purposes of SMMEA.] Institutions whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments under SMMEA or are subject to restrictions on investment, capital requirements or otherwise.

        The Depositor makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent any class of the Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

        See "Legal Investment Matters" in the Prospectus.

                      METHOD OF DISTRIBUTION

        Subject to the terms and conditions set forth in an Underwriting Agreement, dated [ , ____] (the "Underwriting Agreement"), [_____________] (the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to sell to the each class of the Offered Certificates [other than a de minimis portion of the Residual Certificates that will be retained by [Name of [Master] Servicer[s]] Certificates (the "Underwritten Certificates").

        It is expected that delivery of the Underwritten Certificates (other than the Residual Certificates) will be made only in book-entry form through the Same Day Funds Settlement System of DTC, and that the delivery of the Residual Certificates will be made at the offices of the Underwriter, New York, New York, on or about [_______ __, ____] against payment therefor in immediately available funds.

        The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

        The distribution of the Offered Certificates by the Underwriter may be effected, from time to time, in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be [ ]% of the aggregate Certificate Principal Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

        The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933 or contribute to payments required to be made in respect thereof.

        There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.

                          LEGAL OPINIONS

        Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor by [Orrick, Herrington & Sutcliffe LLP][Thacher Proffitt & Wood][Stroock & Stroock & Lavan], New York, New York and for the Underwriter by [ ].

                             RATINGS

        It is a condition to the issuance of the Senior Certificates (other than the Class [__] Certificates) and the Class M Certificates that they be rated not lower than "[ ]" and "[ ]", respectively by [ (" ")] and "[ ]" and "[ ]", respectively, by [ (" ")].It is a condition to the issuance of the Class [__] Certificates that they be rated not lower than "[ ]" and "[ ]", respectively by [ (" ")]" and [ (" ")].

        [[                                ] ratings on pass-through
certificates address the likelihood of the receipt by
Certificateholders of payments required under the Pooling and
Servicing Agreement.  [                              ] ratings take into
consideration the credit quality of the [Mortgage][Contract] Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the [Mortgage][Contract] Pool is adequate to make payments required under the Certificates. [ ] rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the [Mortgage Loans][Contracts]. See "Certain Yield and Prepayment Considerations" herein.] [The "r" of the "AAAr" rating of the Class [ ] Certificates by [ ] is attached to highlight derivative, hybrid, and certain other obligations that [ ] believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]

        [The ratings of [ ] on pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions on the underlying [mortgage loans] [manufactured housing contracts] to which they are entitled. The rating process addresses the structural and legal aspects associated with the Certificates, including the nature of the underlying [mortgage Loans][Contracts]. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]

        [The ratings of [ ] assigned to pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [ ] ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments differ from that originally anticipated. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield or that rapid rates of principal prepayments could result in a failure of the holders of the Variable Strip Certificates to fully recover their initial investment.]

        The Depositor has not requested a rating on the Offered Certificates by any rating agency other than [ ] and [ ]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by [ ] and [ ].

                       ERISA CONSIDERATIONS

        Any Plan, any insurance company (whether through its general or separate accounts) or any other person investing "Plan Assets" of any Plan, as defined under "ERISA Considerations--Plan Asset Regulations" in the Prospectus, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. The purchase or holding of the Offered Certificates (other than the Class M Certificates or Residual Certificates) by or on behalf of, or with "Plan Assets" of, a Plan may qualify for exemptive relief under the Exemption, as described under "ERISA Considerations--Prohibited Transaction Exemptions" in the Prospectus. However, the Exemption contains a number of conditions which must be met for the Exemption to apply, including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

        Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA, as described under "ERISA Considerations--Insurance Company General Accounts" in the Prospectus. The DOL issued proposed regulations under Section 401(c) on December 22, 1997, but the required final regulations have not been issued as of the date hereof.

        Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) will not likely apply to the purchase, sale or holding of the Class M Certificates, no Class M Certificate (or any interest therein) may be acquired or held by any Plan, any trustee or other person acting on behalf of any Plan, or any other person using "Plan Assets" to effect such acquisition or holding (each, a "Plan Investor") unless (i) such acquirer or holder is an insurance company, (ii) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied. Each Beneficial Owner of a Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either (i) it is not a Plan Investor or
(ii) (1) it is an insurance company, (2) the source of funds used to acquire or hold such Certificate (or interest therein) is an "insurance company general account" (as such term is defined in PTCE 95-60), and (3) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        If any Class M Certificate (or any interest therein) is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted Beneficial Owner will be treated as the Beneficial Owner of such Class M Certificate, retroactive to the date of transfer to the purported Beneficial Owner. Any purported Beneficial Owner whose acquisition or holding of any such Certificate (or interest therein) was effected in violation of the provisions of the preceding paragraph shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Sub-Servicer and the Trust from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

        Investors in the Class M Certificates are urged to obtain from a transferee of any such Certificate a certification of such transferee's eligibility to purchase such Certificates in the form of the representation letter attached hereto as Annex I.

        Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) also will not likely apply to the purchase, sale or holding of the Residual Certificates, transfers of such Certificates to any Plan Investor will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan Investor is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

        Any fiduciary or other investor of Plan Assets that proposes to acquire or hold the Offered Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to: (i) whether the specific and general conditions and the other requirements in the Exemption would be satisfied, or whether any other prohibited transaction exemption would apply, and (ii) the potential applicability of the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Code to the proposed investment.
See "ERISA Considerations" in the Prospectus.

        The sale of any of the Offered Certificates to a Plan is in no respect a representation by the Depositor or the Underwriter that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

                                              [ANNEX I]

                                    [ERISA Representation Letter]

                                            [date]

[Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota 55437]

[Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota 55437]

[Trustee]

        Re:    Residential Accredit Loans, Inc.
               Mortgage Pass-Through Certificates, Series [___-QS__], Class M-__

Dear Ladies and Gentlemen:

        [_________________________] (the "Purchaser") intends to purchase from [______________________] (the "Seller") $[__________________] initial
Certificate Principal Balance of the above-referenced certificates (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of _______ __, ____, among Residential Accredit Loans, Inc., as seller (the "Company"), [Master Servicer[s]], as master servicer (the "Master Servicer") and [Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

        The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
covenants with the Depositor, the Trustee and the Master Servicer that, either:

               (a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the U.S. Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101; or

               b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the Certificates is an "insurance company general account" (as such term is defined in DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer the Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.

                                            Very truly yours,

                                            By:
                                            Name:
                                            Title:

                         Residential Accredit Loans, Inc.



                                    $[--------]

              [Mortgage Asset-Backed][Manufactured Housing Contract]
                             Pass-Through Certificates

                                Series [____-QS__]







                               Prospectus Supplement





                                  Underwriter[s]

        You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

        We are not offering the certificates in any state where the offer is not permitted.

        We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.

        Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until [_____ __, ____].

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective . This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion
Preliminary prospectus supplement dated February __, 1999



Prospectus supplement dated [______ __, ____] (to prospectus dated [______ __, ____])

$ [ --------- ]

Residential Accredit Loans, Inc.
Depositor

[Name of Certificate Administrator]
Certificate Administrator

Mortgage Pass-Through Certificates, Series [____-QS__]

You should consider carefully the risk factors beginning on page S-7 in this prospectus supplement. The certificates will represent ownership interests only in the trust created for Series [____-QS__] and will not represent ownership interests in or obligations of Residential Accredit Loans, Inc., [Name of
Certificate Administrator] or any of their affiliates. This prospectus supplement may be used to offer and sell the certificates offered hereby only if accompanied by the prospectus.

Offered Certificates

The trust created for the Series [____-QS__] certificates will consist primarily of a pool of fully modified pass- through mortgage-backed certificates issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae, and backed by a pool of mortgage loans with terms to maturity of not more than 30 years. Ginnie Mae will guarantee full and timely payment of principal and interest on each such certificate. GinnieMae's obligation is backed by the full faith and credit of the United States. The trust will issue [three] classes of certificates. You can find a list of these classes, together with their principal balances, pass-through rates and certain other characteristics, on page S-4 of this prospectus supplement. The certificates will not be listed on any securities exchange.


        Underwriting

[Name of Underwriter] will offer to the public the Class A-1 Certificates and 99.99% of the Class R Certificates at varying prices to be determined at the time of sale. [Name of Underwriter]'s commission will be the difference between the price it pays to the depositor for such underwritten certificates and the amount it receives from the sale of such underwritten certificates to the public. The proceeds to the depositor from the sale of such underwritten certificates to [Name of Underwriter] will be approximately [ ____ ]% of the principal balance of such underwritten certificates plus accrued interest, before deducting expenses.

See "Method of Distribution" in this prospectus supplement.


The depositor may offer the Class A-V Certificates to the public from time to time, directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices which will be determined at the time of sale. The proceeds to the depositor from any sale of the Class A-V Certificates will equal the difference between the price paid to the depositor for such certificates and the sum of the depositor's related expenses and the compensation paid to any underwriter or agent.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Important notice about information presented in this prospectus supplement and the accompanying prospectus We provide information to you about the offered certificates in two separate documents that provide progressively more detail:

     the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates; and

     this prospectus supplement, which describes the specific terms of your series of certificates.

               If the description of your certificates in this prospectus supplement differs from the related description in the accompanying prospectus, you should rely on the information in this prospectus supplement.

               You can find a listing of the pages where capitalized terms used both in the prospectus and this prospectus supplement are defined under the caption "Index" beginning on page [___] in the accompanying prospectus.

               The depositor's principal offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437 and its telephone number is (612) 832-7000.



                                           Table of Contents

                                                                          Page

Summary......................................................................3
Risk Factors.................................................................8
Introduction................................................................11
Description of the Offered Certificates.....................................11
    General.................................................................11
    Available Distribution Amount...........................................11
    Interest Distributions..................................................13
    Principal Distributions.................................................13
Description of the Underlying Agency Securities.............................13
Year 2000 Considerations....................................................16
    Overview of the Year 2000 Issue.........................................16
    [Overview of [Residential Funding]'s Y2K Project........................16
    Y2K Project Status......................................................17
    Risks related to Y2K....................................................19
Certain Yield and Prepayment Considerations.................................20
    General.................................................................20
    Structuring Assumptions.................................................22
    Variable Strip Certificate Yield Considerations.........................26
    Additional Yield Considerations Applicable Solely to the Residual
     Certificates ..........................................................27
Trust Agreement.............................................................28
    General.................................................................28
    [The Certificate Administrator].........................................29
    Compensation of Certificate Administrator...............................28
    Actions in Respect of the Underlying Agency Securities..................29
    Voting Rights...........................................................29
    [Termination]...........................................................29
Certain Federal Income Tax Consequences.....................................30
Method of Distribution......................................................30
Legal Opinions..............................................................30
Ratings.....................................................................30
Legal Investment Matters....................................................31
ERISA Considerations........................................................33

                                                SUMMARY

The following summary is a very general overview of the certificates offered hereby and does not contain all of the information that you should consider in making your investment decision. To understand the terms of the offered certificates, you should read carefully this entire document and the accompanying prospectus.

     Titleof  securities................   Mortgage  Pass-Through  Certificates,
          Series [____-QS__].

     Depositor  .........................  Residential  Accredit Loans, Inc., an
          affiliate of Residential Funding Corporation.

     Certificate  administrator.............  [Residential  Funding]  [ ] in its
          capacity as certificate administrator. See "Trust Agreement--The Certificate Administrator" herein [and "Residential Funding Corporation" in the Prospectus.] -------

     Trustee............................ [Name of trustee].

     Reference date........................ [ ______ 1, ____ ].

     Closing date.......................... On or about [ ______ __, ____ ].

     Distribution dates....................The third business day following each distribution date for the underlying agency securities commencing on [ , 199 ]. With respect to any of the underlying agency securities, the distribution date is the [15th day of each calendar month in the case of a GNMA I Certificate] [the 20th day of each calendar month in the case of a GNMA II Certificate] (or, if such day is not a business day, the next business day). -------------------- ---- --

     The  trust.............................The  trust,  in  which  the  offered certificates in the aggregate represent the entire beneficial ownership interest, consists primarily of the underlying agency securities. The offered certificates will be issued pursuant to a trust agreement, dated as of the reference date, among the depositor, the certificate administrator and the trustee. See "Description of the Offered Certificates--General" herein.

     The  underlying  agency  securities......  The underlying agency securities are [GNMA] [I] [II] certificates which are guaranteed as to full and timely payment of principal and interest by Ginnie Mae. The guaranty of Ginnie Mae is backed by the full faith and credit of the United States.

For a further description of the underlying agency securities, see "Description of the Underlying Agency Securities" herein.

Scheduled final  distribution  date.....  [ ______ 25, 20__ ]. The actual  final distribution date could be substantially earlier.

Form of   certificates..................Book-entry:   Class  A-1   Certificates.
     Physical: Class A-V and Class R Certificates.

Minimum denominations.................Class A-1 Certificates: $25,000.
                   Class A-V and Class R Certificates:  20% percentage interest.

Legalinvestment......................When  issued,  the  Class  A-1 and  Class R
     Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

        See "Legal Investment" in this prospectus supplement and the prospectus.


Offered Certificates

-----------------------------------------------------------------------------------------------------------------
        Class           Initial Principal      Pass-Through      Initial Rating            Designation
                             Balance               Rate           [_____] (1)
-----------------------------------------------------------------------------------------------------------------
Class A Certificates:

         A-1              $[ _________ ]        [ ____ ]%           AAA/AAA        Senior/[Fixed Rate][Adjustable Rate]
         A-V                  $ 0(2)              (3) )            AAA/AAAr )      Senior/Interest Only/Variable Rate
Total Class A Certificates$[ _________ ]


Class R Certificates:

          R                   $ 100             [ ____ ]%           AAA/AAA         Senior/Residual/Fixed Rate

Total offered certificates$[ _________ ]




(1) See "Ratings" in this prospectus supplement.

(2) The initial notional amount of the Class A-V Certificates will be approximately $[ _________ ].

(3) Varies according to the weighted average of the excess of the net mortgage rate on each item of mortgage collateral over [ ____ ]%.

The Trust

The depositor will establish a trust with respect to the Series [____-QS__] Certificates, pursuant to a trust agreement dated as of [ ______ 1, ____ ] among the depositor, the certificate administrator and the trustee. On the closing date, the depositor will deposit the pool of mortgage collateral described below into the trust.

Each Series [____-QS__] Certificate will represent a partial ownership interest in the trust. Distributions of interest and/or principal on the certificates will be made only from payments received in connection with the mortgage loans described below.

The Underlying Agency Securities


The underlying agency securities are [GNMA] [I] [II] certificates. Each underlying agency security is a ["fully modified pass-through" mortgage-backed certificate] [issued and serviced by a mortgage banking depositor or other financial concern approved by Ginnie Mae], and backed by a pool of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties. The mortgage loans may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years. Information relating to the underlying agency securities is provided as of the reference date.

The underlying agency securities will have an aggregate outstanding principal balance of approximately $[ ], pass-through rates of [ ]% and a weighted average remaining term to stated maturity of approximately [ ] months as of the reference date. ------- -- --

The underlying agency securities are guaranteed as to full and timely payment of principal and interest by Ginnie Mae. The guaranty of Ginnie Mae is backed by the full faith and credit of the United States.

For additional information regarding the underlying agency securities, see "Description of the Underlying Agency Securities" in this prospectus supplement.

Distributions on the Offered Certificates

Distributions to certificateholders will be made from available amounts as follows:


                  Step 1
Distribution of interest to the Class A-1, Class A-V and Class R Certificates



Step 2 Distribution of principal to the Class A-1 Certificates and Class R Certificates(1)


                  Step 3
Distribution of any remaining funds to the Class R Certificates(2)


Not all  outstanding  classes of Class A  Certificates  will  receive  principal
distributions  on  each  distribution   date.  It  is  very  unlikely  that  any
distributions will be made to the Class R Certificates under Step 3.


The amount of interest owed to each class of certificates on each distribution date will generally equal:

     o the pass-through rate set forth above for that class of certificates multiplied by

     o    the  principal   balance  (or  notional   amount)  of  that  class  of
          certificates  as  of  the  day   immediately   prior  to  the  related
          distribution date multiplied by

     o    1/12th minus

     o the pro rata share of certain interest shortfalls allocated to that class.

See "Description of the Certificates--Interest Distributions" in this prospectus supplement.

Principal distributions on the certificates entitled to principal distributions will be allocated among the various classes of offered certificates as described under "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement. Not all outstanding Class A Certificates or Class R Certificates will receive principal on each distribution date. The Class A-V Certificates are not entitled to receive any principal distributions.

See "Description of the Certificates--Principal Distributions on the Senior Certificates" in this prospectus supplement.

Optional Termination

On any distribution date on which the aggregate outstanding principal balance of the mortgage collateral is less than [__]% of its aggregate principal balance as of the cut-off date, the certificate administrator or the depositor may, but will not be required to:

     o purchase from the trust all remaining mortgage collateral and thereby cause an early retirement of the certificates; or

    o      purchase all the certificates.

An optional purchase of the outstanding certificates will cause the outstanding principal balance of the certificates to be paid in full with accrued interest. However, there will be no reimbursement of principal reductions or related interest that resulted from losses allocated to the certificates. An optional purchase of the remaining mortgage loans may cause the holders of one or more classes of certificates to receive less than their outstanding principal balance plus accrued interest.

See "Trust Agreement--Termination" in this prospectus supplement and "Trust Agreement--Termination" in the prospectus.

Ratings

When issued, the offered certificates will receive ratings which are not lower than those set forth in the table on page S-4 of this prospectus supplement. The ratings on the offered certificates address the likelihood that the holders of the offered certificates will receive all distributions on the underlying mortgage loans to which they are entitled. A security rating is not a recommendation to buy, sell or hold a security and is subject to change or withdrawal at any time by the assigning rating agency. The ratings also do not address the rate of principal prepayments on the mortgage loans. For example, the rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause holders of the Class A-V Certificates to fail to recover fully their initial investments.

See "Ratings" in this prospectus supplement.

Legal Investment

When issued, the Class A and Class R Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. You should consult your legal advisors in determining whether and to what extent the offered certificates constitute legal investments for you.

See "Legal Investment" in this prospectus supplement for important information concerning possible restrictions on ownership of the offered certificates by regulated institutions.

ERISA Considerations

The Class A Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to important considerations. Sales of the Class R Certificates to most such plans or retirement accounts are prohibited, except as may be permitted under an exemption available to insurance companies using general accounts.

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Tax Status

For federal income tax purposes, the depositor will elect to treat the trust as a real estate mortgage investment conduit. The certificates, other than the Class R Certificates, will represent ownership of regular interests in the trust. Such certificates will generally be treated as representing ownership of debt for federal income tax purposes. Certificateholders will be required to include in income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting regardless of the certificateholders' usual methods of accounting. For federal income tax purposes, the Class R Certificates will be the residual interest in the trust.

For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the Class R Certificates, see "Certain Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.




                                         RISK FACTORS

        The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class.

        The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation and tolerance for risk.

        You should carefully consider, among other things, the following factors in connection with the purchase of the offered certificates:

Liquidity Risks



An investor may have to hold its offered certificates to their maturity because of difficulty in reselling the offered certificates.

     A secondary market for the offered certificatest may not develop,it may not continue or it may be illiquid. Neither the underwriter nor any other person will have any obligation to make a secondary market in the certificates. The certificates will not be listed on any securities exchange. Illiquidity means an investor may not be able to find a buyer to buy its securities readily or at prices that will enable the investor to realize a desir can have a severe adverse effect on the market value of the offered certificates. Any class of offered certificates may experience illiquidity, although generally illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.


Special Yield and Prepayment Considerations


An   investor's   yield   to maturity will depend on various factors.

     The yield to maturity on each class of offered certificates will depend on a variety of factors, including:

               o the rate and timing of principal payments on the mortgage collateral (including prepayments, liquidations, and repurchases due to breaches of representations or warranties);

               o    the pass-through rate for that class;

               o    interest shortfalls due to mortgagor prepayments; and

               o    the purchase price of that class.

     In general, if a class of certificates is purchased at a price higher than its outstanding principal balance and principal distributions on such class occur faster than assumed at the time of purchase, the yield will be lower than anticipated. Conversely, if a class of certificates is purchased at a price lower than its outstanding principal balance and principal distributions on that class occur more slowly than assumed at the time of purchase, the yield will be lower than anticipated.

The rate of prepayments on the mortgaeg collateral will be affected by various factors.

     Since mortgagors can generally prepay their mortgage loans at any time, the rate and timing of principal distributions on the offered certificates are highly uncertain. Generally, when market interest rates increase, borrowers are less likely to prepay their mortgage loans. Such reduced prepayments could result in a slower return of principal to holders of the offered certificates at a time when they may be able to reinvest such funds at a higher rate of interest than the pass-thro class of certificates. Conversely, when market interest rates decrease, borrowers are generally more likely to prepay their mortgage loans. Such increased prepayments could result in a faster return of principal to holders of the offered certificates at a time when they may not be able to reinvest such funds at an interest rate as high as the pass-through rate on their class of certificates.

     Refinancing programs, which may involve soliciting all or some of the mortgagors to refinance their mortgage loans, may increase the rate of prepayments on the mortgage collateral. These refinancing programs may be offered by any servicer or subservicer, and may include streamlined documentation programs as well as programs under which a mortgage loan is modified to reduce the interest rate.

     See "Maturity and Prepayment Considerations" in the prospectus.

Each  class  of  offered   certificates  has  different   prepayment  and  yield
considerations.

     The offered certificates have different yield considerations and different sensitivities to the rate and timing of principal distributions. The following is a general discussion of certain yield considerations and prepayment sensitivities of certain classes.

     See "Certain Yield and Prepayment Considerations" in this prospectus supplement.

Class A-V Certificates

     The Class A-V Certificates will receive a portion of the interest payments only from mortgage collateral that has a net mortgage rate higher than [___]%. Therefore, the yield on the Class A-V Certificates will be extremely sensitive to the rate and timing of principal prepayments on mortgage collateral that has a net mortgage rate higher than [ ____ ]%.

     Investors in the Class A-V Certificates should be aware that mortgage collateral with a higher mortgage rate is more likely to be prepaid than mortgage collateral with a lower mortgage rate. If prepayments on the mortgage collateral that has a net mortgage rate higher than [ ____ ]% occur at a rate faster than an investor assumed at the time of purchase, the investor's yield will be lower than anticipated. Investors in the Class A-V Certificates should fully consider the risk tha prepayments on the mortgage collateral that has a net mortgage rate higher than [ ____ ]% could result in their failure to recover fully their investments.


     [Other appropriate risk factors regarding mortgage collateral to be inserted as necessary.]

                                         INTRODUCTION

        Residential Accredit Loans, Inc. (the "Depositor") will establish a trust (the "Trust") with respect to Series [____-QS__] on or about [ ______ __, ____ ] (the "Closing Date"), pursuant to a trust agreement (the "Trust Agreement") among the Depositor, [Name of Certificate Administrator] (the "Certificate Administrator") and [Name of Trustee], a [________] (the "Trustee"), dated as of [ ______ __, ____ ] (the "Cut-off Date"). On the Closing Date, the Depositor will deposit into the Trust a pool of Ginnie Mae Securities (the "Underlying Agency Securities"). Each Underlying Agency Security is a ["fully modified pass-through" mortgage-backed certificate] [issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae (a "Ginnie Mae Issuer")] based on and backed by a pool of mortgage loans (each, a "Mortgage Pool") which may consist of FHA-insured or VA-guaranteed mortgage loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment or graduated payment first lien mortgage loans with terms to maturity of not more than 30 years (collectively, the "Mortgage Loans").

                           DESCRIPTION OF THE OFFERED CERTIFICATES


General

     The Series [199 -QS ] Mortgage Pass-Through Certificates will include the following three classes (the "Offered Certificates"): (i) Class A-1 Certificates, (ii) the Class A-V Certificates (the "Variable Strip Certificates"), and (iii) the Class R Certificates (the "Residual Certificates").

     The Offered Certificates in the aggregate will represent the entire beneficial ownership interest in the Trust. The Trust will consist of: (i) the Underlying Agency Securities, including all distributions thereon payable after the Closing Date; and (ii) such assets as from time to time are identified as deposited in respect of the Underlying Agency Securities in the Certificate Account and belonging to the Trust.


Available Distribution Amount

        The "Available Distribution Amount" with respect to the Offered Certificates for any Distribution Date will be equal to the aggregate amount of distributions on the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date, after deduction of the related Servicing Fee (as described herein under "Trust Agreement--Compensation of Certificate Administrator").


Interest Distributions

     Holders of each class of Offered Certificates (the "Certificateholders") will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, in the case of the Class A-1 Certificates and Residual Certificates, to the extent of the Available Distribution Amount for such Distribution Date. Notwithstanding the foregoing sentence, the amount available for interest distributions on the Offered Certificates on any Distribution Date shall not exceed the aggregate amounts distributed on the Underlying Agency Securities on the preceding
Underlying Security Distribution Date in respect of interest, reduced by the Servicing Fee (as defined herein), which is calculated at a rate of [ ]% per annum. --------

        With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Variable Strip Certificates) one month's interest accrued on the Certificate Principal Balance of such class at the Pass-Through Rate set forth on the cover hereof and (b) in the case of the Variable Strip Certificates, one month's interest accrued on the Notional Amount at the applicable Pass-Through Rate[; in each case minus the aggregate amount of Prepayment Interest Shortfalls for such Distribution Date as described in the following sentence, which shall be allocated among the Offered Certificates (including the Variable Strip Certificates and, in the case of such Certificates, without regard to the source of such Prepayment Interest Shortfalls in proportion to the total amount of Accrued Certificate Interest that would have been paid thereon absent such reductions]. [For purposes of the foregoing, the aggregate amount of Prepayment Interest Shortfalls for any Distribution Date will be equal to the aggregate amount of Prepayment Interest Shortfalls, if any, allocated to each of the Underlying Agency Securities for the immediately preceding Underlying Security Distribution Date.] [Any Prepayment Interest Shortfalls will not be offset by a reduction of the servicing compensation of the Certificate Administrator or otherwise.] Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

        The Pass-Through Rates on all classes of Offered Certificates (other than the Variable Strip Certificates) are fixed and are set forth in the table on page S-4 hereof. The Pass-Through Rate on the Variable Strip Certificates on each Distribution Date will equal the weighted average, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each item of Mortgage Collateral. The "Pool Strip Rate" on any item of Mortgage Collateral is equal to the Net Mortgage Rate thereon minus [_____]% (but not less than 0.00%) per annum. The "Net Mortgage Rate" on each item of Mortgage Collateral is equal to the Mortgage Rate thereon minus the rate per annum at which the related master servicing and subservicing fees accrue (the "Servicing Fee Rate"). As of the Cut-off Date, the Pool Strip Rates on the Mortgage Collateral ranged between [_____]% and [_____]% per annum. The initial Pass-Through Rate on the Variable Strip Certificates is [_____]% per annum.

     As described herein, the Accrued Certificate Interest allocable to each class of Certificates entitled to distributions in respect of interest is based on the Certificate Principal Balance thereof or, in the case of the Variable Strip Certificates, on the Notional Amount thereof. The "Certificate Principal Balance" of any Offered Certificate as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of
(a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein.

        As of any date of determination, the "Notional Amount" for the Variable Strip Certificates will be equal to the aggregate Stated Principal Balance of the Mortgage Collateral as of such date. At the option of the initial holder of the Variable Strip Certificates, the Variable Strip Certificates can be exchanged by such holder for one or more Variable Strip Certificates that represent in the aggregate the Pool Strip Rates on each item of Mortgage Collateral as of such date, and the Pass-Through Rate and Notional Amount of each Variable Strip Certificate so exchanged will be based on the Pool Strip Rates and Stated Principal Balances of the Mortgage Collateral corresponding to such Variable Strip Certificate. Reference to the Notional Amount with respect to any Variable Strip Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.


Principal Distributions

        Holders of the Offered Certificates (other than the Variable Strip Certificates, which are not entitled to receive any principal distributions) will be entitled to receive, in the aggregate on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after Accrued Certificate Interest has been distributed to the holders of the Class A-1 Certificates, Variable Strip Certificates and Residual Certificates for such Distribution Date a distribution allocable to principal which will be equal to the sum of (i) the aggregate amount distributed in respect of principal on all of the Underlying Agency Securities on the immediately preceding Underlying Security Distribution Date and (ii) the Accretion Amount (together, the "Principal Distribution Amount").

        On each Distribution Date, the Principal Distribution Amount shall be distributed as follows:

     first, to the holders of the Residual Certificates, until the Certificate Principal Balance thereof is reduced to zero; and

               second, to the holders of the Class A-1 Certificates, until the Certificate Principal Balance thereof is reduced to zero.


                       DESCRIPTION OF THE UNDERLYING AGENCY SECURITIES

     [Each Underlying Agency Security (which may be a GNMA I Certificate or a GNMA II Certificate as referred to by Ginnie Mae) underlying the Series [199 -QS ] Certificates will be a "fully-modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern (a "Ginnie Mae Issuer") approved by Ginnie Mae as a seller-servicer of FHA Loans and VA Loans.

        The mortgage loans underlying Ginnie Mae Securities may consist of FHA Loans or VA Loans secured by one- to four-family residential properties and eligible for inclusion in mortgage pools underlying Ginnie Mae Securities, which may be level payment first lien mortgage loans (including "buy-down" mortgage loans) or graduated payment first lien mortgage loans.

     Ginnie Mae has approved the issuance of each Underlying Agency Security in accordance with a guarantee agreement (a "Guarantee Agreement") between Ginnie Mae and the Ginnie Mae Issuer. Pursuant to its Guarantee Agreement, a Ginnie Mae Issuer will be required to advance its own funds in order to make timely payments of all amounts due on each Underlying Agency Security, even if the payments received by the Ginnie Mae Issuer on the Mortgage Loans relating to each Underlying Agency Security are less than the amounts due on each such Underlying Agency Security.

        The full and timely payment of principal and interest on each Underlying Agency Security will be guaranteed by Ginnie Mae, which obligation is backed by the full faith and credit of the United States. See "The Agency Securities--Government National Mortgage Association" and "--Ginnie Mae Securities" in the Prospectus. Each Underlying Agency Security will have an original maturity of not more than 30 years. Each Underlying Agency Security will be based on and backed by a Mortgage Pool and will provide for the payment by or on behalf of the Ginnie Mae Issuer to the registered holder of such Underlying Agency Security of fixed monthly payments of principal and interest equal to the aggregate amount of the scheduled monthly principal and interest payments on the Mortgage Loans relating to such Underlying Agency Security, less a servicing and guarantee fee of 0.5% and up to 1.5% per annum of the outstanding principal balance for such GNMA I Certificates and GNMA II Certificates, respectively. In addition, each payment will include any prepayments of principal of the Mortgage Loans relating to such Underlying Agency Security and liquidation proceeds in the event of a foreclosure or other disposition of any such Mortgage Loans.

        Mortgage loans underlying a particular GNMA I Certificate must have the same annual interest rate (except for pools of mortgage loans secured by mobile homes). The annual pass-through rate on each GNMA I Certificate is the annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA I Certificate less 0.5% per annum of the unpaid principal balance of such loans. This amount consists of 0.44% to be paid to the Ginnie Mae Issuer of the GNMA I Certificate (or its agent) as a fee for servicing the loans and the GNMA I Certificates and a guaranty fee of 0.06%, which must be paid out to Ginnie Mae by the Ginnie Mae Issuer. Mortgage loans underlying a particular GNMA II Certificate may have annual interest rates that vary from each other by up to 1%. The annual pass-through rate on each GNMA II Certificate will be between 0.5% and 1.5% per annum less than the highest annual interest rate on the mortgage loans included in the pool of mortgages backing such GNMA II Certificate. The difference between the GNMA II Certificate rate and rates on the underlying mortgages consists of a guaranty fee of 0.06% which must be paid to Ginnie Mae by the Ginnie Mae Issuer and a servicing fee of between 0.44% and 1.44% to be paid to the Ginnie Mae Issuer (or its agent).

     All Ginnie Mae Securities underlying the Series [199 -QS ] Certificates will have original maturities of not more than 30 years (but may have original maturities of substantially less than 30 years). In general, Ginnie Mae requires that at least 90% of the original principal amount of the mortgage pool underlying a Ginnie Mae Security must be mortgages with maturities of 20 years or more. However, in certain circumstances, Ginnie Mae Securities may be backed by pools of mortgage loans at least 90% of the original principal amount of which have original maturities of at least 15 years. Each mortgage loan underlying a Ginnie Mae Security, at the time Ginnie Mae issues its guarantee commitment, must be originated no more than 12 months prior to such commitment date.

     No Ginnie Mae Issuer will insure or guarantee the Offered Certificates or the Underlying Agency Securities. Each Ginnie Mae Issuer will be obligated under its Guarantee Agreement with Ginnie Mae to service the pooled Mortgage Loans in accordance with FHA and VA requirements and with generally accepted practices in the mortgage lending industry. Each Ginnie Mae Issuer's responsibilities with respect to the pooled Mortgage Loans will include collection of all principal and interest payments and payments made by borrowers toward escrows established for taxes and insurance premiums; maintenance of necessary hazard insurance policies; institution of all actions necessary to foreclose on, or take other appropriate action with respect to, loans in default; and collection of FHA insurance and VA guarantee benefits.

        If a Ginnie Mae Issuer is unable to make the payments on an Underlying Agency Security as it becomes due, it must promptly notify Ginnie Mae and request Ginnie Mae to make such payment. Upon notification and request, Ginnie Mae will make such payments directly to the registered holder of such Underlying Agency Security. In the event no payment is made by a Ginnie Mae Issuer and the Ginnie Mae Issuer fails to notify and request Ginnie Mae to make such payment, the holder of such Underlying Agency Security will have recourse only against Ginnie Mae to obtain such payment. The Trustee or its nominee, as registered holder of the Underlying Agency Security, will have the right to proceed directly against Ginnie Mae under the terms of the Guaranty Agreement relating to such Underlying Agency Security for any amounts that are not paid when due.

        Regular monthly installment payments on each Underlying Agency Security will be comprised of interest due as specified on such Underlying Agency Security plus the scheduled principal payments on the related Mortgage Loans due on the first day of the month in which the scheduled monthly installment on such Underlying Agency Security is due. Such regular monthly installments on each such Underlying Agency Security will be paid to the Trustee as registered holder by the 15th day of each month in the case of a GNMA I Certificate and will be mailed to the Trustee by the 20th day of each month in the case of a GNMA II Certificate (each, an "Underlying Security Distribution Date"). Any principal prepayments on any Mortgage Loans underlying an Underlying Agency Security or any other early recovery of principal of such loans will be passed through to the Trustee as the registered holder of the Underlying Agency Security.

        Pools of non-graduated payment mortgages evidenced by certain of the Ginnie Mae Securities may consist of level payment mortgages for which funds have been provided (and deposited in escrow accounts) by one or more Ginnie Mae Issuers, their affiliates or other persons to reduce the borrowers' monthly payments during the early years of such mortgage loans. Payments due the registered holders of such "buy down" Ginnie Mae Securities, however, will be computed in the same manner as payments derived from level payment non-buy down Ginnie Mae Securities and will include amounts to be collected from both the borrowers and the escrow accounts under the control of the Ginnie Mae Issuer. The obligations of Ginnie Mae and the Ginnie Mae Issuer with respect to such buy down Ginnie Mae Security will be the same as with respect to non-buy down Ginnie Mae Securities.]

     The Underlying Agency Securities had an aggregate outstanding principal balance of approximately $[ ], pass-through rates of [ ]% and a weighted average remaining term to stated maturity of approximately [ ] months as of the Reference Date.

[INSERT ADDITIONAL DESCRIPTION OF UNDERLYING AGENCY SECURITIES AS APPROPRIATE]

        A Current Report on Form 8-K will be available to purchasers of the Offered Certificates and will be filed, together with the Trust Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates.


                                   YEAR 2000 CONSIDERATIONS


Overview of the Year 2000 Issue

        The Year 2000 ("Y2K") issue is the term generally used to describe the potential failure of information technology components on or after January 1, 2000 because existing computer programs, applications and microprocessors frequently use only two digits to identify a year. Since the Year 2000 is also a leap year, there could be additional business disruptions as a result of the inability of many computer systems to recognize February 29, 2000.

     The failure to correct or replace computer programs, applications and microprocessors with Y2K-ready alternatives may adversely impact the operations of [Name of Certificate Administrator] on or after January 1, 2000. The responsibilities of [Name of Certificate Administrator] as the Certificate Administrator include calculating the Available Distribution Amount for each
Distribution Date, remitting such amount to the Trustee prior to each Distribution Date, calculating the amount of principal and interest payments to be made to the Certificateholders on each Distribution Date, and preparing the monthly statement to be sent to Certificateholders on each Distribution Date.


[Overview of [Residential Funding]'s Y2K Project

     In January 1997, [Residential Funding] commenced activities to determine the impact of Y2K on its critical computer systems. In April 1998, [Residential Funding] established a formal Y2K project team (the "Y2K Project Team") to address Y2K issues. The Y2K Project Team remains in place and continues to work on solving problems related to the Year 2000. In addition, the Y2K Project Team coordinates its efforts with the Y2K programs established by General Motors Acceptance Corporation and General Motors Corporation.

        Members of the Y2K Project Team, together with relevant personnel from [Residential Funding]'s business units have developed and implemented a six-phase management strategy (as discussed below), which is being applied to information technology and non-information technology components ("Components") throughout the organization. [Residential Funding]'s Components primarily consist of the following:

        hardware, including mainframe computers, desktop computers and network devices; facilities equipment, including elevators, telephone systems, heating systems and security systems;
        software applications, including vendor purchased applications, in-house developed applications and end-user developed applications; business partner communication links, which primarily provide data transmissions to and from business partners; and business partners data systems, which primarily process data for [Residential Funding]. The six phases by which the Y2K Project Team will seek to achieve Y2K readiness throughout [Residential Funding] are as follows:


                Phase                                Objective

Phase I--Awareness

     To promote Y2K awareness throughout [Residential Funding]. Emphasis has been placed on ensuring that Components recently purchased (or to be purchased) by business units are Y2K-ready prior to the implementation of such Components.

Phase II--Inventory

     To (i) create an inventory of all Components and (ii) assess the Y2K risks associated with such Components.

Phase III--Assessment

     To (i) determine which Components are not Y2K-ready and (ii) decide whether such Components should be replaced, retired or repaired.

Phase IV--Renovation

     To execute Component replacement, retirement or repair to ensure Y2K readiness.

Phase V--Validation

     To test Components that have been repaired to ensure Y2K readiness and validate "mission critical" Components that were assessed as Y2K-ready in Phase III.

Phase VI--Implementation

     To deploy repaired and validated Components.


        In order to execute the six-phase plan, a combination of internal resources and external contractors have been, and will be, employed by the Y2K Project Team.


Y2K Project Status

     As of [ ______ __, ____ ], the Y2K Project Team had substantially completed the six phases for internal "mission critical" Components. However, several software applications used by [Residential Funding] in its role as Certificate Administrator are still in the final three phases of the six-phase management plan described above. [Residential Funding] expects that all phases with respect to such applications will be substantially completed by [ ______ __, ____ ].

     The Y2K Project Team anticipates that its efforts with respect to all internal Components will be substantially complete by [ ______ __, ____ ]. This includes substantial completion of (i) renovation and validation of any non-mission critical Components that the Y2K Project Team and related business units determine to be necessary, (ii) validation of any remaining "mission critical" Components that are either completing in-house remediation or waiting for a vendor upgrade, and (iii) Y2K business continuity planning activities discussed below.

        The potential impact on [Residential Funding] of problems related to Y2K, however, will not depend solely on the corrective measures undertaken by the Y2K Project Team. The manner in which Y2K issues are addressed by business partners, governmental agencies and other entities that provide data to, or receive data from, [Residential Funding], or whose financial condition or operational capability is important to [Residential Funding] and its ability to act as Certificate Administrator, will have a significant impact upon [Residential Funding]. These entities include, among others, the Trustee, the Custodian and certain depositary institutions, as well as their respective suppliers and vendors. Accordingly, [Residential Funding] is communicating with certain of these parties to assess their Y2K readiness and evaluate any potential impact on [Residential Funding].

        Due to the various dates by which [Residential Funding]'s business partners anticipate being Y2K-ready, it is expected that the Y2K Project Team will continue to spend significant time assessing Y2K business partner issues throughout 1999. Any business partner, including the Trustee and the Custodian, that (i) has not provided [Residential Funding] appropriate documentation supporting its Y2K efforts, (ii) has not responded in a timely manner to [Residential Funding]'s inquiries regarding their Y2K efforts or (iii) does not expect to be Y2K-ready until after [ ______ __, ____ ], has been, and will be, placed in an "at risk" category. [Residential Funding] will carefully monitor the efforts and progress of its "at risk" business partners, and if additional steps are necessary [Residential Funding] will reassess the risk and act accordingly.

        During [ ____ ], [Residential Funding] also commenced a formal business continuity plan that is designed to address potential Y2K problems and other possible disruptions. [Residential Funding]'s business continuity plan has the following four phases:


                Phase                                Objective

Phase I--Business Impact Assessment

     To assess the impact upon [Residential Funding] business units if "mission critical" Components were suddenly not available or significantly impaired as a result of a natural disaster or other type of disruption (including as a result of Y2K).

Phase II--Strategic Development

     To  develop  broad,   strategic   plans   regarding  the  manner  in  which
     [Residential Funding] will operate in the aftermath of a natural disaster or other type of disruption (including as a result of Y2K).

Phase  III--Business  Continuity  Planning

     To develop detailed procedures on how [Residential Funding] and individual business units will continue to operate in the aftermath of a natural disaster or other type of disruption (including as a result of Y2K).

Phase IV--Validation

     To test the plans developed in Phases II and III above.


        As of December 15, 1998, [Residential Funding] had substantially completed Phases I and II of its business continuity plan. [Residential Funding] anticipates that Phase III will be substantially complete by [ ______ __, ____ ] and Phase IV will be substantially complete by [ ______ __, ____ ]. ]


Risks related to Y2K

        Although [Name of Certificate Administrator]'s remediation efforts are directed at eliminating its Y2K exposure, there can be no assurance that these efforts will fully mitigate the effect of all Y2K problems. If [Name of Certificate Administrator] fails to identify or correct any material Y2K problem, there could be significant disruptions in its normal business operations. Such disruptions could have a material adverse effect on [Name of Certificate Administrator]'s ability to (i) distribute collections on the Agency Securities to the Trustee and (ii) provide reports to Certificateholders as set forth herein. Furthermore, if the Trustee or any other business partner or any of their respective vendors are not Y2K-ready, the ability to make distributions to Certificateholders (in the case of the Trustee or any of its vendors or third party service providers), may be materially and adversely affected.

        This section entitled "Year 2000 Considerations" contains "forward-looking statements" within the meaning of Section 27A of the Securities Act. Generally, all statements in this section that are not statements of historical fact are forward-looking statements. Forward-looking statements made in this Y2K discussion are subject to certain risks and uncertainties. Important factors that could cause results to differ materially from such forward-looking statements include, among other things, the ability of [Name of Certificate Administrator] to successfully identify Components that may pose Y2K problems, the nature and amount of programming required to fix the affected Components, the costs of labor and consultants related to such efforts, the continued availability of resources (both personnel and technology) and the ability of business partners that interface with [Name of Certificate Administrator] to successfully address their Y2K issues.


                         CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS


General

        The yield to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the Mortgage Loans in the Trust. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of principal prepayments thereon by the Mortgagors and liquidations of defaulted Mortgage Loans. The timing of changes in the rate of prepayments and liquidations of the Mortgage Loans may affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein under "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

        The Mortgage Loans generally may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The Mortgage Loans generally contain due-on-sale clauses. Prepayments (to the extent of distributions thereof on the related Underlying Agency Securities) and liquidations of the Mortgage Loans will result in distributions to holders of the Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

        [The aggregate amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any Prepayment Interest Shortfalls with respect to the Underlying Agency Securities.] [In addition, Prepayment Interest Shortfalls allocated to the Underlying Agency Securities, will be allocated to the Variable Strip Certificates and each other class of Offered Certificates on a pro rata basis based on the aggregate Accrued Certificate Interest thereon, regardless, in the case of the Variable Strip Certificates, of whether such Prepayment Interest Shortfalls are attributable to those Underlying Agency Securities used for purposes of determining the notional amount.] Such Prepayment Interest Shortfalls will not be offset by a reduction in the Servicing Fee payable to the Certificate Administrator or otherwise. See "Yield Considerations" in the Prospectus and "Description of the Offered Certificates--Interest Distributions" and "Description of the Underlying Agency Securities" herein for a discussion of the effect of principal prepayments on the Mortgage Collateral on the yield to maturity of the Offered Certificates.

        The yield to maturity of the Offered Certificates will depend on the price paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Offered Certificates, see "Yield Considerations" and "Maturit and Prepayment Considerations" in the Prospectus.

        The yield to maturity on the Offered Certificates will be less that the yield that would otherwise be produced by the applicable Pass-Through Rate and the applicable purchase price because, while interest on the Mortgage Loans will accrue monthly and will be payable of the first day of each month, distributions on the Underlying Agency Certificates will be made on the [15th][20th] day of each month (or, if such day is not a business day, the next business day) and distributions on the Offered Certificates will not be made until the third business day following such distribution date.

        Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Offered
Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

     The assumed final Distribution Date with respect to each class of the Offered Certificates is [ , 20 ] which is the Distribution Date [immediately] [ months] following the latest scheduled maturity date for any Mortgage Loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the Trust Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate -------------------- ---- ---- -------- Principal Balance of any class of
Offered Certificates on or before its assumed final Distribution Date.


     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("PSA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% PSA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% PSA" assumes prepayment rates equal to 0% of PSA (i.e., no prepayments). Correspondingly, " [ ]% PSA" assumes prepayment rates equal to [ ]% of PSA, and so forth. PSA does not ------ ------ purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

        As described herein under "Certain Federal Income Tax Consequences," the prepayment assumption with respect to the Underlying Agency Securities that will be used in determining the rate of accrued original issue discount, market discount and premium, if any, on the Offered Certificates for federal income tax purposes will be [ ]% PSA. The original prepayment assumption for each series of the Underlying Security is indicated in the corresponding Term Sheet.


Structuring Assumptions

        The table set forth below entitled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentage of PSA" has been prepared on the basis of certain assumptions as described below (the "Structuring Assumptions") regarding the weighted average characteristics of the Mortgage Loans that are included in the Mortgage Pools and the performance thereof. Structuring Assumptions include among other things, that as of the Reference Date, the characteristics of the Mortgage Loans in each respective Mortgage Pool and the Pass-Through Rate for the related Underlying Agency Securities are as set forth in the following table:


  Series      Aggregate Outstanding     Weighted Average    Weighted Average    Weighted Average    Weighted Average    Pass-Through
               Principal Balance of     Mortgage Rate       Servicing Fee       Original Term to    Term to Scheduled   Rate on the
               the Mortgage Loans                                               Maturity (1)        Maturity(1)         Underlying
                                                                                                                        Agency
                                                                                                                        Securities

              $                              %               %                  -                   -                   -




Aggregate     $


(1)  In months.

In addition, the Structuring Assumptions, among other things, assume that: (i) the Underlying Agency Security Principal Balance is $[ ]; (ii) the scheduled monthly payment for a Mortgage Loan in each respective Mortgage Pool has been based on its outstanding balance, interest rate and term to scheduled maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) the [Ginnie Mae Issuer] will not repurchase any Mortgage Loan or exercise any option to purchase the remaining Mortgage Loans in any Mortgage Pool, and neither the Certificate Administrator nor the Depositor will exercise any option to purchase the Underlying Agency Securities and thereby cause a termination of the Trust; (iv) there are no delinquencies on the Mortgage Loans, and principal payments on the Mortgage Loans will be timely received together with prepayments, if any, at the respective constant percentages of PSA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month; (vi) as of the date of issuance of the Offered Certificates, the Underlying Agency Securities are as described herein under "Description of the Underlying Agency Securities" and in the corresponding Term Sheet; (vii) payments on the Offered Certificates will be received on the 28th day of each month, commencing [ , 199 ]; (viii) payments on the Mortgage Loans earn no reinvestment return; (ix) there are no additional ongoing Trust expenses payable out of the Trust; and (x) the Offered Certificates will be purchased on [ , 19 ].

        The actual characteristics and performance of the Mortgage Loans differ from the Structuring Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Mortgage Loans will prepay at a constant level of PSA until maturity or that all of the Mortgage Loans will prepay at the same level of PSA. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between the Structuring Assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

        Subject to the foregoing discussion and the Structuring Assumptions, the following table indicates the weighted average life of the Class A-1 Certificates, and sets forth the percentages of the initial Certificate Principal Balance of each such Class A-1 Certificate that would be outstanding after each of the dates shown at various percentages of PSA.

                       Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of PSA

                                   Class A-1

Distribution Date          0%        %         %        %         %
-----------------
Initial Percentage














Weighted Average Life
in Years**


* Indicates a number that is greater than zero but less than 0.5%.

** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each net distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net distributions described in clause
(i) above. --

This table has been prepared based on the Structuring Assumptions (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Variable Strip Certificate Yield Considerations

        The yield to maturity on each class of the Variable Strip Certificates will be extremely sensitive to the rate and timing of receipt of principal payments on the Underlying Agency Securities, which in turn will be affected by the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans included in the corresponding Mortgage Pools, which rate may fluctuate significantly over time.

        The following table indicates the sensitivity of the yield to maturity on each class of the Variable Strip Certificates to various constant rates of prepayment by projecting the monthly aggregate payments of interest on the Variable Strip Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the Structuring Assumptions including the assumptions regarding the characteristics and performance of the Mortgage Loans included in the corresponding Mortgage Pools which differ from the actual characteristics and performance thereof, and assuming further that the Pass-Through Rate and Notional Amount on the Variable Strip Certificates are as set forth herein. Any differences between the Structuring Assumptions and the actual characteristics and performance of the corresponding Mortgage Loans may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which is provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


                  Pre-Tax Yield to Maturity of the Variable Strip
                           Certificates at the Following
                                Percentages of PSA


Assumed Purchase Price           0%   [      ]%     [      ]%  [      ]%
$[              ]       [        ]%   [        ]%   [        ]%       [      ]%

     Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Variable Strip Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table for such class of Variable Strip Certificates. Accrued interest is included in the purchase prices shown and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Variable Strip Certificates, and thus do not reflect the return on any investment in the Variable Strip Certificates when any reinvestment rates other than the discount rates are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans included in the corresponding Mortgage Pools will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Variable Strip Certificates are likely to differ from those shown in the table, even if all of the corresponding Mortgage Loans prepay at the indicated constant percentages of PSA over any given time period or over the entire life of the Offered Certificates.

        There can be no assurance that the corresponding Mortgage Loans will prepay at any particular rate or that the yield on the Variable Strip Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the corresponding Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of PSA specified, even if the weighted average remaining term to maturity of the corresponding Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Variable Strip Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Collateral could result in the failure of such investors to fully recover their investments.

        For  additional  considerations  relating  to the  yield on the  Offered
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the Residual Certificates

        The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the Trust's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Loans underlying the Underlying Agency Securities.

        The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                                  TRUST AGREEMENT

General

     The Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement"), dated as of [ , 199 ], among the Depositor, the Certificate Administrator, and [ ], as Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Trust Agreement and the Offered Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Depositor will provide a prospective or actual Certificateholder without charge, on written request, a copy of the Trust Agreement (without exhibits) . Requests should be addressed to the [ ], Residential Accredit Loans, Inc., [ ]. The Certificate Administrator

     [Residential Funding Corporation ("Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Depositor], [ ] will act as certificate administrator with respect to the Offered Certificates pursuant to the Trust Agreement. [For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.]

Assignment of the Underlying Agency Securities

     On the Closing Date, the Depositor will deliver to the Trustee, with respect to each class of Underlying Agency Securities, the Certificate for such class registered in the name of the Trustee, evidencing the entire interest in such class. The Trustee will be entitled to receive distributions in respect of each Underlying Agency Security beginning with the distributions thereon in [ , 199 ]. A Certificate Account will be established as part of the Trust, which shall be an Eligible Account as described in the Prospectus under "Description of the Certificates--Payments on Mortgage Collateral," into which the Trustee shall deposit all amounts received as distributions on the Underlying Agency Securities (net of the Servicing Fee described below), pending distributions on the Offered Certificates on each Distribution Date.

Compensation of Certificate Administrator

        The primary compensation to be paid to the Certificate Administrator in respect of its certificate administration activities in respect of the Offered Certificates pursuant to the Trust Agreement will be [ ]% per annum of the aggregate outstanding Certificate Principal Balance of the Underlying Agency Securities (the "Servicing Fee"), payable monthly out of the interest distributions on such Underlying Agency Securities. The Certificate Administrator is obligated to pay certain ongoing expenses associated with the Trust and incurred by the Certificate Administrator in connection with its responsibilities under the Trust Agreement. See "Description of the
Certificates--Servicing  and  Administration  of  Mortgage  Collateral"  in  the
Prospectus for information regarding other possible compensation to the Certificate Administrator and for information regarding expenses payable by the Certificate Administrator.

Actions in Respect of the Underlying Agency Securities

        If at any time the Trustee, in its capacity as the registered holder of the Underlying Agency Securities, is requested to take any action or to give any consent, approval or waiver, the Trust Agreement provides that the Trustee, in its capacity as holder of the Underlying Agency Securities, may take action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto, will promptly notify all of the holders of the Offered Certificates and will act only in accordance with the written directions of holders of the Offered Certificates evidencing at least 51% of the voting rights.

Voting Rights

     Certain actions specified in the Prospectus that may be taken by holders of Offered Certificates evidencing a specified percentage of all undivided interests in the Trust may be taken by holders of Offered Certificates entitled in the aggregate to such percentage of the voting rights. [ ]% of all voting rights will be allocated among all holders of the Class A-1 Certificates in proportion to their then-outstanding Certificate Principal Balances and [ ]% of all voting rights will be allocated among holders of the Residual Certificates, in proportion to the Percentage Interests (as defined in the Prospectus) evidenced by their respective Certificates. The Trust Agreement will be subject to amendment without the consent of the holders of the Residual Certificates in certain circumstances.

Termination

     Either the Certificate Administrator or the Depositor may, at its option, repurchase from the Trust all of the Underlying Agency Securities remaining in such Trust and other assets thereof, and thereby effect early retirement of the Offered Certificates at such time as the aggregate of the Certificate Principal Balances of such Underlying Agency Securities is less than [ ]% of the aggregate of the Certificate Principal Balances of the Underlying Agency Securities as of the Closing Date. In the event such option is exercised, the purchase price distributed with respect to each of the Offered Certificates will be 100% of its then outstanding Certificate Principal Balance plus interest thereon at the Pass-Through Rate.


                      CERTAIN FEDERAL INCOME TAX CONSEQUENCES

        Upon the issuance of the Offered Certificates, [Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood] [Stroock & Stroock & Lavan LLP], counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Trust Agreement, the Trust will qualify as a "real estate mortgage investment conduit" ("REMIC") under Sections 860A through 860G of the Internal Revenue Code of 1986, as amended (the "Code").

        For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust and the Offered Certificates (other than the Residual Certificates) will represent ownership of "regular interests" in the Trust and will be generally treated as debt instruments of the Trust. See "Certain Federal Income Tax Consequences" in the Prospectus.

        [ADDITIONAL TAX CONSIDERATIONS TO BE INCLUDED AS APPROPRIATE]

        For further information regarding the federal income tax consequences of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences" in the Prospectus.


                              METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement dated [ , 199 ] (the "Underwriting Agreement"), [____________] (the "Underwriter") has agreed to purchase and the Depositor has agreed to sell to the Underwriter the Offered Certificates. It is expected that delivery of the Offered Certificates will be [made at the offices of [ ]] [through the book-entry facilities of The Depository Trust Company] on or about [ , 199 ], against payment therefor in immediately available funds.

        The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Depositor's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

        The distribution of the Offered Certificates by the Underwriter may be effected, from time to time, in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately [ ]% of the aggregate Certificate Principal Balance of the Offered Certificates plus accrued interest thereon from the Reference Date. The Underwriter may effect such transactions by selling its Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

        The Underwriting Agreement provides that the Depositor will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, as amended, or contribute to payments required to be made in respect thereof.

        There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements provided to the Certificateholders as of each Distribution Date, which will include information as to the Certificate Principal Balance or Notional Amount, as applicable, of the Offered Certificates. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.


                                 LEGAL OPINIONS

        Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor by Orrick, Herrington & Sutcliffe LLP] [Thacher Proffitt & Wood] [Stroock & Stroock & Lavan LLP], New York, New York and for the Underwriter by [ ], [ ].


                                    RATINGS

     It is a condition to the issuance of the Offered Certificates that the Class A-1 and Class R Certificates be rated "[ ]" by [ ] and "[ ]" by [ ]. It is a condition to the issuance of the Offered Certificates that the Variable Strip Certificates be rated "AAAr" and "[ ]" by [ ] and [ ], respectively.

     [[ ] ratings on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Trust Agreement. [ ] ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the Mortgage Pool is adequate to make payments required under the Certificates. [ ] rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.] [The "r" of the "AAAr" rating of the Class [ ] Certificates by [ ] is attached to highlight derivative, hybrid, and certain other obligations that [ ] believes may experience high volatility or high variability in expected returns due to non-credi risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]


     [The ratings of [ ] on mortgage pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions on the Mortgage Loans to which they are entitled. The rating process addresses the structural and legal aspects associated with the Certificates, including the nature of the Mortgage Loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]


     [The ratings of [ ] assigned to mortgage pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [ ] ratings on mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments differ from that originally anticipated. The ratings assigned to mortgage ass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments.]

     The Depositor has not requested a rating on the Offered Certificates by any rating agency other than [ ] and [ ]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by [ ] and [ ].

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.


                             LEGAL INVESTMENT MATTERS

     The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, will be legal investments for certain entities to the extent provided in SMMEA. SMMEA provides, however, that states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA.

     The Depositor makes no representations as to the proper characterization of any class of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent any class of the Offered Certificates constitutes a legal investment or is subject to investment, capital or other restrictions.

        See "Legal Investment Matters" in the Prospectus.


                              [ERISA CONSIDERATIONS]

        [Any Plan, any insurance company (whether through its general or separate accounts) or any other person investing "Plan Assets" of any Plan, as defined under "ERISA Considerations--Plan Asset Regulations" in the Prospectus, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. The purchase or holding of the Offered Certificates (other than the Residual Certificates) by or on behalf of, or with "Plan Assets" of, a Plan may qualify for exemptive relief under the Exemption, as described under "ERISA Considerations--Prohibited Transaction Exemptions" in the Prospectus. However, the Exemption contains a number of conditions which must be met for the Exemption to apply, including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.]

        [Insurance companies contemplating the investment of general account assets in the Offered Certificates should consult with their legal advisors with respect to the applicability of Section 401(c) of ERISA, as described under "ERISA Considerations--Insurance Company General Accounts" in the Prospectus. The DOL issued proposed regulations under Section 401(c) on December 22, 1997, but the required final regulations have not been issued as of the date hereof.]

         [Because the exemptive relief afforded by the Exemption (or any similar exemption that might be available) also will not likely apply to the purchase, sale or holding of the Residual Certificates, transfers of such Certificates to any Plan Investor will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Certificate Administrator with an opinion of counsel satisfactory to the Depositor, the Trustee and the
Certificate Administrator, which opinion will not be at the expense of the Depositor, the Trustee or the Certificate Administrator, that the purchase of such Certificates by or on behalf of such Plan Investor is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Certificate Administrator to any obligation in addition to those undertaken in the Trust Agreement.]

     [Any fiduciary or other investor of Plan Assets that proposes to acquire or hold the Offered Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to: (i) whether the specific and general conditions and the other requirements in the Exemption would be satisfied, or whether any other prohibited transaction exemption would apply, and (ii) the potential applicability of the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and
Section 4975 of the Code to the proposed investment. See "ERISA Considerations" in the Prospectus.]

        [The sale of any of the Offered Certificates to a Plan is in no respect a representation by the Depositor or the Underwriter that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.]

                         Residential Accredit Loans, Inc.



                                    $[--------]

                        Mortgage Pass-Through Certificates

                                Series [____-QS__]







                               Prospectus Supplement





                                  Underwriter[s]

        You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

        We are not offering the certificates in any state where the offer is not permitted.

        We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.

        Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the offered certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until [_____ __, ____].

The information in this prospectus is not complete and may be changed. We will not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective . This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary prospectus subject to completion dated February __, 1999



Prospectus
Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through
Certificates

Residential Accredit Loans, Inc.
Depositor
You should carefully consider the risk factors discussed in the accompanying prospectus supplement under the heading "Risk Factors." The certificates of any series offered by this prospectus and the accompanying prospectus supplement will represent ownership interests only in the trust created for such series and will not represent ownership interests in or obligations of Residential Accredit Loans, Inc., Residential Funding Corporation or any of their affiliates.

This prospectus may be used to offer and sell the certificates only if accompanied by the related prospectus supplement.


The depositor may periodically establish trusts to issue certificates representing interests in such trusts that consist primarily of certain mortgage collateral as described in this prospectus and in the prospectus supplement. The certificates will be issued in series and each series of certificates will represent interests in a different trust established by the depositor.

Offered Certificates

The certificates in a series will represent interests in a trust and will be paid only from the assets of that trust. The certificates may consist of multiple classes of certificates, and, if so, each class may:

      receive a specified fixed or variable rate of interest;
         have a higher or lower priority relative to other classes in the series with respect to distributions of principal and/or interest from the trust and/or allocations of any losses; receive distributions of principal only or interest only; and have a specified form of credit enhancement.
You can find specific information regarding each class of offered certificates in the related prospectus supplement.

Mortgage Collateral

     Each trust will consist primarily of one or more of the following types of mortgage collateral grouped into one or more mortgage pools that are described in detail in the prospectus supplement and include: mortgage loans or other similar security interests secured by first liens on one- to four-family residential properties; manufactured housing conditional sale contracts and installment sale contracts secured by manufactured homes;

        whole or partial participations in, or mortgage pass-through certificates representing interests in, mortgage loans or contracts; and mortgage securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac as described herein.

Credit Enhancement

If so specified in the related prospectus supplement, credit enhancement for a series of securities may include any one or any combination of a financial guaranty insurance policy, mortgage pool insurance policy, letter of credit, bankruptcy bond, special hazard insurance policy, reserve fund or one or more classes of subordinate certificates. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of overcollateralization of the certificates, to the extent the principal balance of the mortgage loans is greater than the principal balance of the certificates.

Underwriting
The certificates may be offered to the public through different methods as described in "Methods of Distribution" in this Prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. ______ __, 1999

             Important notice about information presented in this
               prospectus and the related prospectus supplement

We provide information to you about the certificates in two separate documents that provide progressively more detail:

this prospectus, which provides general information, some of which may not apply to your series of certificates; and

the accompanying prospectus supplement, which describes the specific terms of your series of certificates.

If the description of your certificates in this prospectus differs from the related description in the related prospectus supplement, you should rely on the information in the related prospectus supplement.

You should rely only on the information provided in this prospectus and the related prospectus supplement, including the information incorporated by reference. See "Additional Information", "Reports to Certificateholders" and "Incorporation of Certain Information by Reference" in this Prospectus. You can request information incorporated by reference from Residential Accredit Loans, Inc. by calling us at (612) 832-7000 or writing to us at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. We have not authorized anyone to provide you with different information. We are not offering the Certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the related prospectus supplement as of any date other than the dates stated on their respective covers.

You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Principal Definitions" beginning on page __.

                           -----------------------

                              Table of Contents
                                 Page                                     Page
Introduction....................... .......................................1
The Trusts......................... .......................................1
   General......................... .......................................1
   The Mortgage Loans.............. .......................................3
   The Contracts.................. ........................................13
   The Agency Securities.......... ........................................14
   Mortgage Collateral Sellers.... ........................................16
   Representations with Respect to Mortgage Collateral.....................17
   Repurchases of Mortgage Collateral......................................18
   Limited Right of Substitution...........................................20
Description of the
   Certificates................... ........................................22
   General........................ ........................................22
   Form of Certificates........... ........................................23
   Assignment of Mortgage Loans............................................25
   Assignment of Contracts........ ........................................27
   Review of Mortgage Loan or Contract Documents...........................27
   Assignment of Agency Securities.........................................28
   Spread......................... ...................................... .28
   Payments on Mortgage Collateral.........................................29
   Withdrawals from the Custodial Account..................................32
   Distributions.................. ........................................33
   Advances....................... ........................................37
   Prepayment Interest Shortfalls..........................................38
   Reports to Certificateholders...........................................38
   Servicing and Administration of Mortgage Collateral.....................40
   Realization Upon Defaulted Property.....................................46
Subordination..................... ........................................48
   General........................ ........................................48
   Overcollateralization.......... ........................................50
Description of Credit Enhancement..........................................50
   General........................ ........................................50
   Letters of Credit.............. ........................................51
   Mortgage Pool Insurance Policies........................................52
   Special Hazard Insurance Policies.......................................54
   Bankruptcy Bonds............... ........................................55
   Reserve Funds.................. ........................................55
   Certificate Insurance Policies; Surety Bonds............................56
   Maintenance of Credit Enhancement.......................................56
   Reduction or Substitution of Credit Enhancement.........................58
Other Financial Obligations Related to the
   Certificates................... ........................................58
   Swaps and Yield Supplement Agreements...................................58
   Purchase Obligations........... ........................................59
   Insurance Policies on Mortgage Loans or Contracts.......................59
   Primary Mortgage Insurance
      Policies.................... ........................................60
   Standard Hazard Insurance on Mortgaged Properties.......................61
   Standard Hazard Insurance on Manufactured Homes.........................62
   FHA Mortgage Insurance......... ........................................63
   VA Mortgage Guaranty........... ........................................63
The Depositor..................... ........................................64
Residential Funding Corporation............................................64
The Pooling and Servicing Agreement........................................65
   Servicing and Administration............................................65
   Events of Default.............. ........................................66
   Rights Upon Event of Default............................................66
   Amendment...................... ........................................67
   Termination; Retirement of Certificates.................................68
   The Trustee.................... ........................................69
Yield Considerations.............. ........................................69
Maturity And Prepayment Considerations.....................................75
Certain Legal Aspects of Mortgage Loans and Contracts......................79
   The Mortgage Loans............. ........................................80
   The Contracts.................. ........................................90
   Environmental Legislation...... ........................................93
   Soldiers' and Sailors' Civil Relief Act of 1940.........................94
   Default Interest and Limitations on Prepayments.........................95
   Forfeitures in Drug and RICO Proceedings................................95
   Negative Amortization Loans.... ........................................96
Certain Federal Income Tax
   Consequences................... ........................................96
   General........................ ........................................96
REMICs............................ ........................................97
State and Other Tax Consequences...........................................117
ERISA Considerations............. .........................................118
   Plan Asset Regulations........ .........................................118
   Prohibited Transaction Exemption........................................119
   Insurance Company General
      Accounts................... .........................................122
   Representation from Investing Plans.....................................123
   Tax-Exempt Investors.......... .........................................123
   Consultation with Counsel..... .........................................124
Legal Investment Matters......... .........................................124
Use of Proceeds.................. .........................................126
Methods of Distribution.......... .........................................126
Legal Matters.................... .........................................128
Financial Information............ .........................................128
Additional Information........... .........................................128
Reports to Certificate-
   Holders....................... .........................................128
Incorporation of Certain Information By
   Reference..................... .........................................128




                                 INTRODUCTION

      The Mortgage Asset-Backed and Manufactured Housing Contract Pass-Through Certificates (the "Certificates") offered hereby may be sold from time to time in series, as described in the related supplement to the Prospectus (each, a "Prospectus Supplement"). Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Residential Accredit Loans, Inc. (the "Depositor") or any other entity specified in the related Prospectus Supplement, in a trust consisting primarily of a segregated pool of one- to four-family, residential first mortgage loans (the "Mortgage Loans"), manufactured housing conditional sales contracts and installment loan agreements (the "Contracts") or interests therein (which may include Agency Securities) (collectively with the Mortgage Loans and Contracts, the "Mortgage Collateral") acquired by the Depositor from one or more affiliated or unaffiliated institutions. Each series of Certificates will be issued pursuant to a pooling and servicing agreement (a "Pooling and Servicing Agreement") or a trust agreement (each, a "Trust Agreement") among the Depositor, the trustee (the "Trustee") and master servicer, if any (the "Master Servicer") or certificate administrator (the "Certificate Administrator"), if any, specified in the related Prospectus Supplement.


                                  THE TRUSTS

General

      The  Mortgage  Collateral  and  other  assets  described  below and in the related Prospectus Supplement will be held in trust (each, a "Trust") for the benefit of the holders of the related series of Certificates and the Excess Spread, if any, pursuant to a Pooling and Servicing Agreement or a Trust Agreement as described herein and in the related Prospectus Supplement. A Trust for a series of Certificates may include Mortgage Collateral that consists of one or more of the following: (1) a pool of Mortgage Loans, or whole or partial participations in Mortgage Loans ( a "Mortgage Pool"), secured by first liens on one- to four-family residential properties, including shares of cooperative housing corporations and proprietary leases for cooperative apartment units (together with Manufactured Homes, "Mortgaged Properties"); (2) a pool of Contracts, or whole or partial participations in Contracts (a "Contract Pool") secured by manufactured homes (each, a "Manufactured Home"); (3) a pool of mortgage pass through certificates, including Agency Securities, representing whole or partial interests in pools of Mortgage Loans, Contracts or Agency Securities (a "Securities Pool"); and (4) certain other related property conveyed by the Depositor. "Agency Securities" will include any mortgage pass-through securities (a) guaranteed and/or issued by the Government National Mortgage Association ("Ginnie Mae" and such securities, "Ginnie Mae Securities"), (b) issued by the Federal Home Loan Mortgage Corporation (" Freddie Mac" and such securities, "Freddie Mac Securities") or (c) issued by the Federal National Mortgage Association ("Fannie Mae" and such securities, "Fannie Mae Securities"). The Mortgaged Properties may be located in any of the 50 States, the District of Columbia or the Commonwealth of Puerto Rico (the "Puerto Rico Mortgage Loans"). The Mortgage Collateral will be purchased by the Depositor directly or indirectly from sellers (the "Mortgage Collateral Sellers"), which may include (i) affiliates of the Depositor including Residential Funding Corporation ("Residential Funding") and GMAC Mortgage Corporation, or (ii) sellers unaffiliated with the Depositor. See "The Trusts--Mortgage Collateral Sellers."

      Each Trust may also include (i) the amounts required to be held from time to time in a trust account (the "Certificate Account"), into which payments in respect of the Mortgage Collateral may be deposited, which account will be maintained by the Master Servicer, a Servicer, the Trustee or the Certificate Administrator, as the case may be, pursuant to the Pooling and Servicing Agreement or Trust Agreement, (ii) if so specified in the related Prospectus Supplement, a trust account (the "Custodial Account") into which amounts to be deposited in the Certificate Account may be deposited on a periodic basis prior to deposit in the Certificate Account, (iii) any Mortgaged Property which initially secured a Mortgage Loan or Contract and that is acquired by foreclosure or deed in lieu of foreclosure and certain proceeds from the disposition of any related Additional Collateral or Pledged Assets, or from the Surety Bond, if any, (iv) hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof; and (v) if so specified in the related Prospectus Supplement, one or more other cash accounts, insurance policies or other forms of credit enhancement with respect to the Certificates, the Mortgage Collateral or all or any part of the Trust, required to be maintained pursuant to the related Pooling and Servicing Agreement or Trust Agreement. See "Description of Credit Enhancement." To the extent that any Trust includes certificates of interest or participations in Mortgage Loans, the related Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

      Each Certificate will evidence the interest specified in the related Prospectus Supplement in a Trust, containing a Mortgage Pool, Contract Pool, Securities Pool or any combination thereof, having the aggregate principal balance as of the date (the "Cut-off Date") specified in the related Prospectus Supplement. Certificateholders of a series will have interests only in such Mortgage Pool, Contract Pool or Securities Pool or combination thereof and will have no interest in the Mortgage Pool, Contract Pool or Securities Pool created with respect to any other series of Certificates.

      The related Prospectus Supplement may identify one or more entities as servicers (each, a "Servicer") for a series of Certificates evidencing interests in Mortgage Loans or Contracts or, if so provided in the related Prospectus Supplement, an entity may act as Master Servicer with respect to a series of Certificates. The Master Servicer or any Servicer, as applicable, may service the Mortgage Loans or Contracts through one or more Subservicers. See "Description of the Certificates--Servicing and Administration of Mortgage Collateral." In addition to or in lieu of the Master Servicer or Servicer for a series of Certificates, the related Prospectus Supplement may identify a Certificate Administrator for the Trust. The Certificate Administrator may be the Master Servicer, or an affiliate of the Master Servicer or the Depositor. The related Prospectus Supplement will identify an entity that will serve as Trustee for a series of Certificates. The Trustee will be authorized to appoint a custodian (a "Custodian") pursuant to a custodial agreement to maintain possession of and review documents relating to the Mortgage Collateral as the agent of the Trustee. The identity of such Custodian, if any, will be set forth in the related Prospectus Supplement.

      The following is a brief description of the Mortgage Collateral expected to be included in the Trusts. If specific information respecting the Mortgage Collateral is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described below will be provided in the Prospectus Supplement, and specific information will be set forth in a Current Report on Form 8-K (a "Form 8-K") to be filed with the Securities and Exchange Commission (the "Commission ) within fifteen days after the initial issuance of such Certificates. A copy of the Pooling and Servicing Agreement or Trust Agreement, as applicable, with respect to each series will be an exhibit to the Form 8-K. A schedule of Mortgage Collateral will be an exhibit to the related Pooling and Servicing Agreement or Trust Agreement.

The Mortgage Loans

      Unless otherwise stated in the related Prospectus Supplement, the Mortgage Loans included in a Trust for a series will have been originated by or on behalf of either (i) savings and loan associations, savings banks, commercial banks, credit unions, insurance companies or similar institutions which are supervised and/or examined by a federal or state authority, or (ii) HUD-approved mortgagees. If so specified in the related Prospectus Supplement, the Mortgage Collateral Sellers may include state or local government housing finance agencies. Each Mortgage Loan will be selected by the Depositor for inclusion in a Mortgage Pool from those purchased by the Depositor from Affiliated Sellers or, either directly or through its affiliates, including HomeComings Financial Network, Inc., GMAC Mortgage Corporation and Residential Funding, from Unaffiliated Sellers, all as described in the related Prospectus Supplement. If a Mortgage Pool is composed of Mortgage Loans acquired by the Depositor directly from Unaffiliated Sellers, the related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. The characteristics of the Mortgage Loans will be as described in the related Prospectus Supplement. The Mortgage Loans purchased by the Depositor from a Mortgage Collateral Seller will be selected by the Depositor. Other mortgage loans available for purchase by the Depositor may have had characteristics that would have made them eligible for inclusion in a Mortgage Pool, but were not selected by the Depositor for inclusion in such Mortgage Pool.

      If so stated in the related Prospectus Supplement, all or a portion of the Mortgage Loans that underlie a series of Certificates may have been purchased by the Depositor, either directly, or indirectly through Residential Funding or other affiliates, from Mortgage Collateral Sellers under Residential Funding's Expanded Criteria Loan Program (the "Program") as described below (such Mortgage Loans, the "Program Loans").

      The Mortgage Loans may include mortgage loans insured by the Federal Housing Administration (the "FHA" and such loans, "FHA Loans"), a division of the United States Department of Housing and Urban Development ("HUD"), mortgage loans partially guaranteed by the Veterans Administration (the "VA" and such loans, "VA Loans") and mortgage loans not insured or guaranteed by the FHA or VA ("Conventional Loans"). The Mortgage Loans may have fixed interest rates or adjustable interest rates ("Mortgage Rates" ). The Mortgage Loans may include
(i) Mortgage Loans with fixed level payments; (ii) Mortgage Loans pursuant to which the monthly payments by the Mortgagor during the early years of the related Mortgage are less than the amount of interest that would otherwise be payable thereon, with the interest not so paid added to the outstanding principal balance of such Mortgage Loan ("GPM Loans"); (iii) Mortgage Loans subject to temporary buy-down plans ("Buy-Down Mortgage Loans"), pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments on the Mortgage Loan; (iv) Mortgage Loans that provide for the reduction of the interest rate based on the payment performance of the Mortgage Loans; (v) Mortgage Loans that provide for payment every other week during the term thereof ("Bi-Weekly Loans"); (vi) Mortgage Loans that experience negative amortization; (vii) Mortgage Loans that require a larger payment of principal upon maturity (a "Balloon Amount") that may be all or a portion of the principal thereof ("Balloon Loans"); or (viii) Mortgage Loans with other payment characteristics as described below or in the related Prospectus Supplement.

      The Mortgage Loans may include either (i) Mortgage Loans secured by mortgages, deeds of trust, deeds to secure debt or other similar security instruments (collectively, "Mortgages") creating first liens on the related Mortgaged Properties or (ii) Mortgage Loans ("Cooperative Loans"), each of which is secured by an assignment by the borrower of a security interest in shares issued by a private, non-profit, cooperative housing corporation (any such corporation, a "Cooperative") and the related proprietary lease or occupancy agreement granting exclusive rights to occupy specific units within the apartment building owned by a Cooperative ("Cooperative Dwellings").

      The borrowers under the Mortgage Loans (the "Mortgagors") may be United States citizens living in the United States or one of the following types of borrowers (collectively, "International Borrowers"): (i) United States citizens employed abroad; (ii) non-permanent resident aliens employed in the United States; or (iii) persons who are citizens and residents of a country other than the United States, including foreign corporations formed for the purpose of owning real estate.

      If so specified in the related Prospectus Supplement, a Mortgage Pool will contain Mortgage Loans (the "Additional Collateral Loans") purchased from Unaffiliated Sellers (each, an "Additional Collateral Loan Seller"), that have Loan-to-Value Ratios at origination in excess of 80% but not greater than 100% and are secured, in addition to the related Mortgaged Property and in lieu of any primary mortgage insurance, by additional collateral which will consist of
(i) a security interest in financial assets owned by the Mortgagor (which will consist of securities, insurance policies, annuities, certificates of deposit, cash, accounts or similar assets) and/or (ii) a third party guarantee (usually by a relative of the Mortgagor), which in turn is secured by a security interest in financial assets (as described in above) or residential property owned by the guarantor. The collateral referred to in clauses (i) and (ii) above is herein referred to as "Additional Collateral". The amount of Additional Collateral for any Mortgage Loan generally will not exceed 30% of the principal amount of such Mortgage Loan (the "Additional Collateral Requirement"), and the requirement to maintain Additional Collateral will generally terminate when the Loan-to-Value Ratio of the Mortgage Loan is reduced to a predetermined level (which generally shall not be more than 75%) as a result of a reduction in the loan amount caused by principal payments by the Mortgagor or an increase in the appraised value of the related Mortgaged Property. The Additional Collateral Loan Seller or the related Subservicer, as applicable, will be required, in accordance with the Master Servicer's servicing guidelines or its normal servicing procedures, respectively, to attempt to realize on any such Additional Collateral if the related Additional Collateral Loan is liquidated upon default. The right to receive proceeds from the realization of Additional Collateral upon any such liquidation will be assigned to the related Trustee. No assurance can be given as to the amount of proceeds, if any, that might be realized by the Additional Collateral Loan Seller from such Additional Collateral and thereafter remitted to the Trustee. Unless otherwise specified in the related Prospectus Supplement, Ambac Assurance Corporation or another insurance company (whose claims-paying ability is rated in the highest long-term rating category by each Rating Agency rating the applicable series of Certificates) will have issued a limited purpose surety bond insuring any deficiency in the amounts realized by the Additional Collateral Loan Seller from the liquidation of Additional Collateral, up to the amount of the Additional Collateral Requirement. For additional considerations concerning the Additional Collateral Loans, see "Certain Legal Aspects of Mortgage Loans and Contracts--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans (the "Pledged Asset Mortgage Loans") that have Loan-to-Value Ratios at origination of up to 100% and are secured, in addition to the related Mortgaged Property, by funds (the "Pledged Assets") pledged by a limited liability company. The limited liability company is a special purpose entity formed for the purpose of holding and pledging to the owner of each Pledged Asset Mortgage Loan the Pledged Assets, which funds will have been remitted to the limited liability company at the direction of or for the benefit of the Mortgagor. The amount of the Pledged Assets (the "Pledged Amount") will be determined by the Mortgage Collateral Seller in accordance with its underwriting standards, but generally will not be more than an amount that, if applied to reduce the original principal balance of the Mortgage Loan, would reduce such principal balance to less than 70% of the Appraised Value of the Mortgaged Property. If, following a default by the Mortgagor and the liquidation of the related Mortgaged Property, there remains a loss on the related Mortgage Loan, the limited liability company will be required to pay the amount of such loss, up to the Pledged Amount for such Mortgage Loan. If the Mortgagor becomes a debtor in a bankruptcy proceeding, there is a significant risk that the Pledged Assets will not be available to be paid to the Certificateholders. At the Mortgagor's request, and subject to certain conditions, the Pledged Assets may be applied as a partial prepayment of the Mortgage Loan. The Pledged Assets will be released, and will no longer be available to cover a loss on a Mortgage Loan, if the outstanding principal balance of the Mortgage Loan has been reduced by the amount of the Pledged Amount.

      If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans that have been modified (each, a "Modified Mortgage Loan"). Such modifications may include conversions from an adjustable to a fixed Mortgage Rate (discussed below) or other changes in the related mortgage note. If a Mortgage Loan is a Modified Mortgage Loan, references to origination generally shall be deemed to be references to the date of modification.

      The Mortgaged Properties may consist of detached individual dwellings, cooperative dwellings, individual condominiums, townhouses, duplexes, row houses, modular pre-cut/panelized housing, individual units or two- to four-unit dwellings in planned unit developments, two- to four-family dwellings and other attached dwelling units. Each Mortgaged Property (other than a Cooperative Dwelling) will be located on land owned in fee simple by the Mortgagor or, if specified in the related Prospectus Supplement, land leased by the Mortgagor. Attached dwellings may include structures where each Mortgagor owns the land upon which the unit is built with the remaining adjacent land owned in common, or dwelling units subject to a proprietary lease or occupancy agreement in an apartment building owned by a Cooperative. The proprietary lease or occupancy agreement securing a Cooperative Loan is generally subordinate to any blanket mortgage on the related cooperative apartment building or on the underlying land. Additionally, in the case of a Cooperative Loan, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the Cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by such tenant-stockholder. See "Certain Legal Aspects of Mortgage Loans and Contracts."

      The Mortgaged Properties may be owner occupied or non-owner occupied and may include vacation homes, second homes and investment properties. The percentage of Mortgage Loans that are owner-occupied will be disclosed in the related Prospectus Supplement. The basis for any statement that a given percentage of the Mortgage Loans are secured by Mortgaged Properties that are owner-occupied will be one or more of the following: (i) the making of a representation by the Mortgagor at origination of a Mortgage Loan that the Mortgagor intends to use the Mortgaged Property as a primary residence, (ii) a representation by the originator of the Mortgage Loan (which representation may be based solely on (i) above) or (iii) the fact that the mailing address for the Mortgagor is the same as the address of the Mortgaged Property; and any representation and warranty in the related Pooling and Servicing Agreement regarding owner-occupancy may be based solely on such information. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include vacation homes, second homes and non-owner-occupied investment properties. Mortgage Loans secured by investment properties (including two- to four-unit dwellings) may also be secured by an assignment of leases and rents and operating or other cash flow guarantees relating to the Mortgage Loans. The percentage of Mortgage Loans made to International Borrowers will also be disclosed in the related Prospectus Supplement.

      Additional information, including information regarding loan-to-value ratios (each, a "Loan-to-Value Ratio") at origination (unless otherwise specified in the related Prospectus Supplement) of the Mortgage Loans underlying each series of Certificates, will also be supplied in the related Prospectus Supplement. In the case of purchase money Mortgage Loans, the Loan-to-Value Ratio is defined generally as the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (1) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan and (2) the sales price for the related Mortgaged Property, except that in the case of certain employee or preferred customer loans, the denominator of such ratio may be the sales price. In the case of certain non-purchase money Mortgage Loans including refinance, modified or converted Mortgage Loans, the Loan-to-Value Ratio at origination is defined generally as the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no such appraisal has been obtained, the value of the related Mortgaged Property which value generally will be supported by either (i) a representation by the related Mortgage Collateral Seller (as described below) as to such value, (ii) a broker's price opinion, automated appraisal, drive-by appraisal or other certification of value, (iii) an appraisal obtained within twelve months prior to such refinancing, modification or conversion or, under the streamlined refinancing program described herein, an appraisal obtained within 24 months prior to such refinancing, (iv) the sales price, if the Mortgaged Property was purchased within the previous twelve months, or (v) with respect to a Contract made in connection with the Mortgagor's purchase of a Manufactured Home, generally the sales price of the Manufactured Home or the amount determined by a professional appraiser. The denominator of the ratio described in the preceding sentence or the second preceding sentence, as the case may be, is hereinafter referred to as the "Appraised Value." Certain Mortgage Loans that are subject to negative amortization will have Loan-to-Value Ratios that will increase after origination as a result of such negative amortization. In the case of seasoned Mortgage Loans, the appraisals upon which Loan-to-Value Ratios have been calculated may no longer be accurate valuations of the Mortgaged Properties. Certain Mortgaged Properties may be located in regions where property values have declined significantly since the time of origination. In addition, a Loan-to-Value calculation does not take into account any secondary financing. Under the Depositor's underwriting standards, a Mortgage Collateral Seller is generally permitted to provide secondary financing to a Mortgagor contemporaneously with the origination of a Mortgage Loan, provided that the combined Loan-to-Value Ratio is not greater than 100%. Secondary financing is readily available and may be obtained by a Mortgagor from a lender including the Mortgage Collateral Seller at any time (including at origination).

      The Mortgage Loans may be "equity refinance" Mortgage Loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the Mortgagor or used for purposes unrelated to the Mortgaged Property. Alternatively, the Mortgage Loans may be "rate and term refinance" Mortgage Loans, as to which substantially all of the proceeds (net of related costs incurred by the Mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The Mortgage Loans may be mortgage loans that have been consolidated and/or have had various terms changed, mortgage loans that have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a Mortgaged Property may be subject to secondary financing at the time of origination of the Mortgage Loan or thereafter.

     If so specified in the related Prospectus Supplement, a portion of the proceeds of a Mortgage Loan may be held by the originator and used to reimburse the Mortgagor for certain costs of construction of or improvements to the related Mortgaged Property. The Appraised Value of any such Mortgaged Property will be based on the assumption that such construction has been completed. If the construction is not completed, the actual value of the related Mortgaged Property could be adversely affected and, even if the escrowed proceeds are applied to reduce the principal balance of the Mortgage Loan, the actual loan-to-value ratio of the Mortgage Loan could be higher than that assumed at the time of origination of the Mortgage Loan. In addition, the application of any unused proceeds could cause the rate of payment of principal on such Mortgage Loan to be faster than that assumed.

      Mortgage Loans that have adjustable Mortgage Rates ("ARM Loans") generally will provide for a fixed initial Mortgage Rate until the first date on which such Mortgage Rate is to be adjusted. Thereafter, the Mortgage Rate is subject to periodic adjustment as described in the related Prospectus Supplement, subject to the applicable limitations, based on changes in an index* described in the applicable Prospectus Supplement, to a rate equal to the Index plus a fixed percentage spread over the Index established contractually for each ARM Loan at the time of its origination (the "Note Margin"). The initial Mortgage Rate on an ARM Loan may be lower than the sum of the then-applicable Index and the Note Margin for such ARM Loan.

      ARM Loans have features that provide different investment considerations than fixed-rate mortgage loans. In particular, adjustable mortgage rates can cause payment increases that may exceed some Mortgagors' capacity to cover such payments. However, to the extent specified in the related Prospectus Supplement, an ARM Loan may provide that its Mortgage Rate may not be adjusted to a rate above the applicable maximum Mortgage Rate (the "Maximum Mortgage Rate") or below the applicable minimum Mortgage Rate (the "Minimum Mortgage Rate"), if any, for such ARM Loan. In addition, to the extent specified in the related Prospectus Supplement, certain of the ARM Loans may provide for limitations on the maximum amount by which their mortgage rates may adjust for any single adjustment period (the "Periodic Cap"). Some ARM Loans provide for limitations on the amount of scheduled payments of principal and interest.

      Certain ARM Loans may be subject to negative amortization from time to time prior to their maturity (such ARM Loans, "Neg-Am ARM Loans"). Such negative amortization may result from either the adjustment of the Mortgage Rate on a more frequent basis than the adjustment of the scheduled payment or the application of a cap on the size of the scheduled payment. In the first case, negative amortization results if an increase in the Mortgage Rate occurs prior to an adjustment of the scheduled payment on the related Mortgage Loan and such increase causes accrued monthly interest on the Mortgage Loan to exceed the scheduled payment. In the second case, negative amortization results if an increase in the Mortgage Rate causes accrued monthly interest on a Mortgage Loan to exceed the limit on the size of the scheduled payment on such Mortgage Loan. In the event that the scheduled payment is not sufficient to pay the accrued monthly interest on a Neg-Am ARM Loan, the amount of accrued monthly interest that exceeds the scheduled payment on such Mortgage Loans (the "Deferred Interest") is added to the principal balance of such ARM Loan and is to be repaid from future scheduled payments. Neg-Am ARM Loans do not provide for the extension of their original stated maturity to accommodate changes in their Mortgage Rate. The related Prospectus Supplement will specify whether the ARM Loans underlying a series are Neg-Am ARM Loans.

      A Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at one or more specified periods during the life of such Mortgage Loans (each, a "Convertible Mortgage Loan"), generally not later than ten years subsequent to the date of origination. If specified in the related Prospectus Supplement, upon any conversion, the Depositor will repurchase or Residential Funding, the applicable Servicer or Subservicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Depositor or Residential Funding (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to arrange for the sale of the converted Mortgage Loan and the unwillingness of such remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans.

      If specified in the related Prospectus Supplement, certain of the Mortgage Loans may be Buy-Down Mortgage Loans pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan (the "Buy-Down Period") will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buy-Down Funds") contributed by the seller of the Mortgaged Property or another source and placed in an escrow account, (ii) if the Buy-Down Funds are contributed on a present value basis, investment earnings on such Buy-Down Funds or (iii) additional buydown funds to be contributed over time by the Mortgagor's employer or another source.

      The related Prospectus Supplement will provide material information concerning the types and characteristics of the Mortgage Loans included in a Trust as of the related Cut-off Date. In the event that Mortgage Loans are added to or deleted from the Trust after the date of the related Prospectus Supplement and prior to the Closing Date for the related series of Certificates, the final characteristics of the Mortgage Pool will be noted in the Form 8-K.

      Under the Pooling and Servicing Agreement for each series of Certificates, the Depositor will cause the Mortgage Loans constituting each Mortgage Pool to be assigned to the Trustee for such series of Certificates, for the benefit of the holders of all such Certificates. Such assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Certificates--Assignment of Mortgage Loans."

      Underwriting Policies

      The Depositor generally expects that the originator of each of the Mortgage Loans will have applied, consistent with applicable federal and state laws and regulations, underwriting procedures intended to evaluate the borrower's credit standing and repayment ability and/or the value and adequacy of the related property as collateral. If so specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans constituting the Mortgage Pool for a series of Certificates may have been acquired either directly or indirectly by the Depositor through the Program. Any FHA Loans or VA Loans will have been originated in compliance with the underwriting policies of the FHA or VA, respectively. The underwriting criteria applied by the originators of the Mortgage Loans included in a Mortgage Pool may vary significantly among Mortgage Collateral Sellers. The related Prospectus Supplement will describe generally certain aspects of the underwriting criteria, to the extent known by the Depositor, that were applied by the originators of such Mortgage Loans. The
Depositor generally will have less detailed information concerning the origination of seasoned Mortgage Loans than it will have concerning newly-originated Mortgage Loans.

      General Standards. Generally, each Mortgagor will have been required to complete an application designed to provide to the original lender pertinent credit information concerning the Mortgagor. As part of the description of the Mortgagor's financial condition, such Mortgagor will have furnished information (which may be supplied solely in such application) with respect to its assets, liabilities, income (except as described below), credit history, employment history and personal information, and furnished an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. The Mortgagor may also have been required to authorize verifications of deposits at financial institutions where the Mortgagor had demand or savings accounts. In the case of investment properties and two- to four- unit dwellings, income derived from the Mortgaged Property may have been considered for underwriting purposes, in addition to the income of the Mortgagor from other sources. With respect to Mortgaged Property consisting of vacation or second homes, no income derived from the property generally will have been considered for underwriting purposes. In the case of certain borrowers with acceptable payment histories, no income will be required to be stated (or verified) in connection with the loan application.

      Certain information, including the "Credit Scores" for certain of the Mortgagors, may be set forth in the related Prospectus Supplement. Credit Scores are obtained by many mortgage lenders in connection with their assessment of mortgage loan applications. Credit Scores assist in determining the credit-worthiness of the borrower. In addition, Credit Scores may be obtained by Residential Funding after the origination of a Mortgage Loan if the Seller does not provide to Residential Funding a Credit Score. Credit Scores are obtained from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The Credit Score is designed to assess a borrower's credit history at a single point in time, using objective information currently on file for the borrower at a particular credit reporting organization. Information used to create a Credit Score may include, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores generally range from 350 to 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender at a single point in time, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Mortgage loans generally amortize over a 15 to 30 year period. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the differences between mortgage loans and consumer loans generally, or the specific characteristics of the related mortgage loan (for example, the Loan-to-Value Ratio, the collateral for the mortgage loan, or the debt to income ratio of the related borrower). There can be no assurance that the Credit Scores of the Mortgagors will be an accurate predictor of the likelihood of repayment of the related Mortgage Loans or that any Mortgagor's Credit Score would not be lower if obtained as of the date of the related Prospectus Supplement.

      If so specified in the related Prospectus Supplement, a Mortgage Pool may include Mortgage Loans that have been underwritten pursuant to a streamlined documentation refinancing program, as set forth in the Program Seller Guide. Such program permits certain mortgage loans to be refinanced with only limited verification or updating of the underwriting information that was obtained at the time that the original mortgage loan was originated. For example, a new appraisal of a Mortgaged Property may not be required if the related original mortgage loan was originated up to 24 months prior to the refinancing. In addition, a Mortgagor's income may not be verified, although continued employment is required to be verified. In certain circumstances, a Mortgagor may be permitted to borrow up to 105% of the outstanding principal amount of the original mortgage loan. Each Mortgage Loan underwritten pursuant to this program will be treated as having been underwritten pursuant to the same underwriting documentation program as the mortgage loan that it refinanced, including for purposes of the disclosure in the related Prospectus Supplement.

      As described in the related Prospectus Supplement, certain Mortgage Loans may have been originated under "limited documentation" or "no documentation" programs which require less documentation and verification than do traditional "full documentation" programs. Generally, under such a program, minimal investigation into the Mortgagor's credit history and income profile is undertaken by the originator and such underwriting may be based primarily or entirely on an appraisal of the Mortgaged Property and the Loan-to-Value Ratio at origination.

      The adequacy of the Mortgaged Property as security for repayment of the related Mortgage Loan will generally have been determined by an appraisal in accordance with pre-established appraisal procedure guidelines for appraisals established by or acceptable to the originator. Appraisers may be staff appraisers employed by the originator or independent appraisers selected in accordance with pre-established guidelines established by the originator. The appraisal procedure guidelines generally will have required the appraiser or an agent on its behalf to personally inspect the property and to verify whether the property was in good condition and that construction, if new, had been substantially completed. The appraisal generally will have been based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property

      The underwriting standards applied by an originator generally require that the underwriting officers be satisfied that the value of the property being financed, as indicated by an appraisal or other acceptable valuation method, currently supports and is anticipated to support in the future the outstanding loan balance. In fact, certain states where the Mortgaged Properties may be located have "anti-deficiency" laws requiring, in general, that lenders providing credit on single family property look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of Mortgage Loans and Contracts." Any of these factors could change nationwide or merely could affect a locality or region in which all or some of the Mortgaged Properties are located. However, declining values of real estate, as experienced recently in certain regions, or increases in the principal balances of certain Mortgage Loans, such as GPM Loans and Neg-Am ARM Loans, could cause the principal balance of some or all of the Mortgage Loans to exceed the value of the Mortgaged Properties.

      Based on the data provided in the application, certain verifications (if required) and the appraisal or other valuation of the Mortgaged Property, a determination will have been made by the original lender that the Mortgagor's monthly income (if required to be stated) would be sufficient to enable the Mortgagor to meet its monthly obligations on the Mortgage Loan and other expenses related to the property (such as property taxes, utility costs, standard hazard and primary mortgage insurance and, if applicable, maintenance fees and other levies assessed by a Cooperative) and other fixed obligations other than housing expenses. The originator's guidelines for Mortgage Loans generally will specify that scheduled payments on a Mortgage Loan during the first year of its term plus taxes and insurance (including primary mortgage insurance) and all scheduled payments on obligations that extend beyond one year (including those mentioned above and other fixed obligations) would generally equal no more than specified percentages of the prospective Mortgagor's gross income. The originator may also consider the amount of liquid assets available to the Mortgagor after origination.

      The level of review by Residential Funding, if any, will vary depending on a number of factors. Residential Funding, on behalf of the Depositor, generally will review a portion of the Mortgage Loans constituting the Mortgage Pool for a series of Certificates for conformity with the applicable underwriting standards and to assess the likelihood of repayment of the Mortgage Loan from the various sources for such repayment, including the Mortgagor, the Mortgaged Property, and primary mortgage insurance, if any. In reviewing seasoned Mortgage Loans (those which have been outstanding for more than 12 months), Residential Funding may also take into consideration the Mortgagor's actual payment history in assessing a Mortgagor's current ability to make payments on the Mortgage Loan. In addition, Residential Funding may conduct additional procedures to assess the current value of the Mortgaged Properties. Such procedures may consist of drive by appraisals or real estate broker's price opinions. The Depositor may also consider a specific area's housing value trends. These alternative valuation methods are not generally as reliable as the type of mortgagor financial information or appraisals that are generally obtained at origination. Residential Funding may also consider the applicable Credit Score of the related Mortgagor. The underwriting criteria applicable to any program under which the Mortgage Loans may be originated and reviewed may provide that qualification for the loan, or the availability of certain loan features (such as maximum loan amount, maximum Loan-to-Value Ratio, property type and use, and documentation level) may depend on the borrower's credit score.

      With respect to the Depositor's underwriting standards, as well as any other underwriting standards that may be applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

      The Program. The underwriting standards with respect to Program Loans will generally conform to those published in Residential Funding's Seller Guide (as applicable to the Program Loans, the "Program Seller Guide"), as modified from time to time. The Program Seller Guide will set forth general underwriting standards relating to mortgage loans, which are generally less stringent than underwriting standards applicable to mortgage loans originated under other first mortgage loan purchase programs such as those run by Fannie Mae or Freddie Mac or by the Depositor's affiliate, Residential Funding, for the purpose of collateralizing securities issued by Residential Funding Mortgage Securities I, Inc. For example, Program Loans may include mortgage loans with higher Loan-to-Value Ratios, larger principal balances, mortgage loans secured by smaller or larger parcels of land or by investment properties, mortgage loans with Loan-to-Value Ratios in excess of 80% that do not require primary mortgage insurance, mortgage loans made to International Borrowers, and mortgage loans made to borrowers that are self-employed or are not required to state their income. The underwriting standards set forth in the Program Seller Guide are revised based on changing conditions in the residential mortgage market and the market for the Depositor's mortgage pass-through certificates and may also be waived by Residential Funding from time to time. The Prospectus Supplement for each series of Certificates secured by Program Loans will set forth the general underwriting criteria applicable to such Mortgage Loans.

      A portion of Program Loans generally will be reviewed by Residential Funding or by a designated third party for compliance with applicable underwriting criteria. Certain of the Program Loans may be purchased in negotiated transactions (which may be governed by agreements relating to ongoing purchases of Program Loans by Residential Funding) ("Master Commitments"), from Program Sellers who will represent that Program Loans have been originated in accordance with underwriting standards agreed to by Residential Funding. Certain other Program Loans will be purchased from Program Sellers who will represent that Program Loans were originated pursuant to underwriting standards determined by a mortgage insurance company or third party origination system acceptable to Residential Funding. Residential Funding may accept a certification from such insurance company as to a Program Loan's insurability in a mortgage pool as of the date of certification as evidence of a Program Loan conforming to applicable underwriting standards. Such certifications will likely have been issued before the purchase of the Program Loan by Residential Funding or the Depositor.

     FHA and VA Programs. With respect to FHA Loans and VA Loans, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each such Mortgage Loan will have generally been applied.

The Contracts

      General

      The Trust for a series may include a Contract Pool evidencing interests in Contracts originated by one or more manufactured housing dealers, or such other entity or entities described in the related Prospectus Supplement. The Contracts may be conventional Contracts or Contracts insured by the FHA ("FHA Contracts") or partially guaranteed by the VA ("VA Contracts"). Each Contract will be secured by a manufactured home (each, a "Manufactured Home"), but generally not the property on which such home is situated. Unless otherwise specified in the related Prospectus Supplement, the Contracts will be fully amortizing.

      The Manufactured Homes securing the Contracts will consist of "manufactured homes" within the meaning of 42 U.S.C. ss. 5402(6), which are treated as "single family residences" for the purposes of the "real estate mortgage investment conduit" ("REMIC") provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Manufactured Home will be a structure built on a permanent chassis, which is transportable in one or more sections and customarily used at a fixed location, has a minimum of 400 square feet of living space and minimum width in excess of 81/2 feet and is designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein.

      The related Prospectus Supplement will provide information concerning the types or characteristics of the Contracts included in a Trust as of the related Cut-off Date. In the event that Contracts are added to or deleted from the Trust after the date of the related Prospectus Supplement, the final characteristics of the Contract Pool will be noted in the Form 8-K.

      Underwriting Policies

      Conventional Contracts will comply with the underwriting policies of the applicable originator or Mortgage Collateral Seller, which will be described in the related Prospectus Supplement. With respect to FHA Contracts and VA Contracts, traditional underwriting guidelines used by the FHA and the VA, as the case may be, which were in effect at the time of origination of each such Contract will generally have been applied.

      With respect to a Contract made in connection with the Mortgagor's purchase of a Manufactured Home, the Appraised Value is generally the sales price of the Manufactured Home or the amount determined by a professional appraiser. The appraiser must personally inspect the Manufactured Home and prepare a report which includes market data based on recent sales of comparable Manufactured Homes and, when deemed applicable, a replacement cost analysis based on the current cost of a similar Manufactured Home. The Loan-to-Value Ratio for a Contract generally will be equal to the original principal amount of the Contract divided by the lesser of the Appraised Value or the sales price for the Manufactured Home; however, unless otherwise specified in the related Prospectus Supplement, an appraisal of the Manufactured Home will not be required.

The Agency Securities

      Government National Mortgage Association

      Ginnie Mae is a wholly-owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates representing interests in a pool of mortgages (i) insured by the FHA, under the Housing Act or under Title V of the Housing Act of 1949, or (ii) partially guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or under Chapter 37 of Title 38, United States Code.

      Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guarantee under this subsection." In order to meet its obligations under any such guarantee, Ginnie Mae may, under Section 306(d) of the Housing Act, borrow from the United States Treasury an amount that is at any time sufficient to enable Ginnie Mae to perform its obligations under its guarantee. See "Additional Information" for the availability of further information regarding Ginnie Mae and Ginnie Mae Securities.

      Ginnie Mae Securities

      Unless otherwise specified in the related Prospectus Supplement, each Ginnie Mae Security relating to a series (which may be a "Ginnie Mae I Certificate" or a "Ginnie Mae II Certificate" as referred to by Ginnie Mae) will be a "fully modified pass-through" mortgage-backed certificate issued and serviced by a mortgage banking company or other financial concern approved by Ginnie Mae, except with respect to any stripped mortgage backed securities guaranteed by Ginnie Mae or any REMIC securities issued by Ginnie Mae. The characteristics of any Ginnie Mae Securities included in the Trust for a series of Certificates will be set forth in the related Prospectus Supplement.

      Federal Home Loan Mortgage Corporation

      Freddie Mac is a corporate instrumentality of the United States created pursuant to Title III of the Emergency Home Finance Act of 1970, as amended (the "Freddie Mac Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of purchasing first-lien, conventional, residential mortgage loans or participation interests in such mortgage loans and reselling the mortgage loans so purchased in the form of guaranteed mortgage securities, primarily Freddie Mac Securities. In 1981, Freddie Mac initiated its Home Mortgage Guaranty Program under which it purchases mortgage loans from sellers with Freddie Mac Securities representing interests in the mortgage loans so purchased. All mortgage loans purchased by Freddie Mac must meet certain standards set forth in the Freddie Mac Act. Freddie Mac is confined to purchasing, so far as practicable, mortgage loans that it deems to be of such quality and type as to meet generally the purchase standards imposed by private institutional mortgage investors. See "Additional Information" for the availability of further information regarding Freddie Mac and Freddie Mac Securities. Neither the United States nor any agency thereof is obligated to finance Freddie Mac's operations or to assist Freddie Mac in any other manner.

      Freddie Mac Securities

      Unless otherwise specified in the related Prospectus Supplement, each Freddie Mac Security relating to a series will represent an undivided interest in a pool of mortgage loans that typically consists of conventional loans (but may include FHA Loans and VA Loans) purchased by Freddie Mac, except with respect to any stripped mortgage backed securities issued by Freddie Mac. Each such pool will consist of mortgage loans (i) substantially all of which are secured by one- to four-family residential properties or (ii) if specified in the related Prospectus Supplement, secured by five or more family residential properties. The characteristics of any Freddie Mac Securities included in the Trust for a series of Certificates will be set forth in the related Prospectus Supplement.

      Federal National Mortgage Association

      Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act (12 U.S.C. ss. 1716 et seq.). It is the nation's largest supplier of residential mortgage funds. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. See "Additional Information" for the availability of further information respecting Fannie Mae and Fannie Mae Securities. Although the Secretary of the Treasury of the United States has authority to lend Fannie Mae up to $2.25 billion outstanding at any time, neither the United States nor any agency thereof is obligated to finance Fannie Mae's operations or to assist Fannie Mae in any other manner.

      Fannie Mae Securities

      Unless otherwise specified in the related Prospectus Supplement, each Fannie Mae Security relating to a series will represent a fractional undivided interest in a pool of mortgage loans formed by Fannie Mae, except with respect to any stripped mortgage backed securities issued by Fannie Mae. Mortgage loans underlying Fannie Mae Securities will consist of (i) fixed, variable or adjustable rate conventional mortgage loans or (ii) fixed-rate FHA Loans or VA Loans. Such mortgage loans may be secured by either one- to four-family or multi-family residential properties. The characteristics of any Fannie Mae Securities included in the Trust for a series of Certificates will be set forth in the related Prospectus Supplement.

Mortgage Collateral Sellers

      The Mortgage Collateral to be included in a Trust will be purchased by the Depositor directly or indirectly through Residential Funding or other affiliates from Mortgage Collateral Sellers that may be (a) banks, savings and loan associations, mortgage bankers, investment banking firms, insurance companies, the Federal Deposit Insurance Corporation (the "FDIC") and other mortgage loan originators or sellers not affiliated with the Depositor (each, an "Unaffiliated Seller") or (b) HomeComings Financial Network, Inc. and GMAC Mortgage
Corporation and its affiliates (each, an "Affiliated Seller"). Such purchases may occur by one or more of the following methods: (i) one or more direct or indirect purchases from Unaffiliated Sellers, which may occur simultaneously with the issuance of the Certificates or which may occur over an extended period of time; (ii) one or more direct or indirect purchases through the Program; or
(iii) one or more purchases from Affiliated Sellers. Certain of the Mortgage Loans may be purchased pursuant to Master Commitments. The Prospectus Supplement for a series of Certificates will disclose the method or methods used to acquire the Mortgage Collateral for such series. The Depositor may issue one or more classes of Certificates to a Mortgage Collateral Seller as consideration for the purchase of the Mortgage Collateral securing such series of Certificates, if so described in the related Prospectus Supplement.

      The Mortgage Collateral Sellers that participate in the Program (each, a "Program Seller") will have been selected by Residential Funding on the basis of criteria set forth in the Program Seller Guide. A Program Seller may be an affiliate of the Depositor and the Depositor presently anticipates that GMAC Mortgage Corporation and HomeComings Financial Network, Inc., each an affiliate of the Depositor, will be Program Sellers. Except in the case of the FDIC and investment banking firms, each Program Seller will have been approved by Residential Funding for participation in Residential Funding's loan purchase programs. In determining whether to approve a seller for participation in the loan purchase program, Residential Funding generally will consider, among other things, the financial status (including the net worth) of the seller, the previous experience of the seller in originating mortgage loans, the prior delinquency and loss experience of the seller, the underwriting standards employed by the seller and the quality control and, if applicable, the servicing operations established by the seller. There can be no assurance that any Program Seller presently meets any qualifications or will continue to meet any qualifications at the time of inclusion of mortgage loans sold by it in the Trust for a series of Certificates, or thereafter. If a Program Seller becomes subject to the direct or indirect control of the FDIC or if a Program Seller's net worth, financial performance or delinquency and foreclosure rates are adversely impacted, such institution may continue to be treated as a Program Seller. Any such event may adversely affect the ability of any such Program Seller to repurchase Mortgage Collateral in the event of a breach of a representation or warranty which has not been cured. See "--Repurchases of Mortgage Collateral" below.

Representations with Respect to Mortgage Collateral

      Mortgage Collateral Sellers generally will make certain limited representations and warranties with respect to the Mortgage Collateral that they sell directly or indirectly to the Depositor. The Depositor will assign to the Trustee for the benefit of the related Certificateholders all of its right, title and interest in each agreement pursuant to which it purchased any item of Mortgage Collateral from a Mortgage Collateral Seller, to the extent such agreement relates to (i) the representations and warranties made by a Mortgage Collateral Seller or Residential Funding, as the case may be, in respect of such item of Mortgage Collateral and (ii) any remedies provided for any breach of such representations and warranties.

      With respect to any Mortgage Loan (including Program Loans) or Contract constituting a part of the Trust, unless otherwise disclosed in the related Prospectus Supplement, Residential Funding generally will represent and warrant that: (i) as of the Cut-off Date, the information set forth in a listing of the related Mortgage Loan or Contract was true and correct in all material respects;
(ii) except in the case of Cooperative Loans, a policy of title insurance was effective or attorney's certificate was received at origination, and each policy remained in full force and effect on the date of sale of the related Mortgage Loan or Contract to the Depositor; (iii) to the best of Residential Funding's knowledge, if required by applicable underwriting standards, the Mortgage Loan or Contract is the subject of a Primary Insurance Policy; (iv) Residential Funding had good title to the Mortgage Loan or Contract and the Mortgage Loan or Contract is not subject to offsets, defenses or counterclaims except as may be provided under the Relief Act and except with respect to any buydown agreement for a Buy-Down Mortgage Loan; (v) each Mortgaged Property is free of material damage and in good repair; (vi) each Mortgage Loan complied in all material respects with all applicable local, state and federal laws at the time of origination; (vii) the Mortgage Loan or Contract was not 30 or more days delinquent in payment of principal and interest as of the related Cut-off Date and was not so delinquent more than once during the twelve-month period prior to the Cut-off Date; and (viii) there is no delinquent tax or assessment lien against the related Mortgaged Property.

      In the event of a breach of a representation or warranty made by Residential Funding that materially adversely affects the interests of the Certificateholders in the Mortgage Loan or Contract, Residential Funding will be obligated to repurchase any such Mortgage Loan or Contract or substitute for such Mortgage Loan or Contract as described below. In addition, unless otherwise specified in the related Prospectus Supplement, Residential Funding will be obligated to repurchase or substitute for any Mortgage Loan as to which it is discovered that the related Mortgage does not create a valid first lien on, or in the case of a Contract a perfected security interest in, the related Mortgaged Property (or, with respect to a Cooperative Loan, the related shares of stock and proprietary lease), subject only to (a) liens of real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and certain other permissible title exceptions and (c) other encumbrances to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, unless otherwise specified in the related Prospectus Supplement, with respect to any Mortgage Loan or Contract as to which the Depositor delivers to the Trustee an affidavit certifying that the original Mortgage Note or Contract has been lost or destroyed, if such Mortgage Loan or Contract subsequently is in default and the enforcement thereof or of the related Mortgage or Contract is materially adversely affected by the absence of the original Mortgage Note or Contract, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan or Contract in the manner described below. However, unless otherwise set forth in the related Prospectus Supplement, Residential Funding will not be required to repurchase or substitute for any Mortgage Loan or Contract if the circumstances giving rise to such requirement also constitute fraud in the origination of the related Mortgage Loan or Contract. Furthermore, because the listing of the related Mortgage Collateral generally contains information with respect to the Mortgage Collateral as of the Cut-off Date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made with respect to one or more of the related items of Mortgage Collateral between the Cut-off Date and the Closing Date. Neither Residential Funding nor any Seller will be required to repurchase or substitute for any item of Mortgage Collateral as a result of any such prepayment or modification.

      All of the representations and warranties of a Mortgage Collateral Seller in respect of an item of Mortgage Collateral will have been made as of the date on which such Mortgage Collateral Seller sold the Mortgage Collateral to the Depositor or Residential Funding or one of their affiliates. The date as of which such representations and warranties were made generally will be a date prior to the date of issuance of the related series of Certificates. A substantial period of time may elapse between the date as of which the representations and warranties were made and the date of issuance of the related series of Certificates. The Mortgage Collateral Seller's repurchase obligation (or, if specified in the related Prospectus Supplement, limited substitution option) will not arise if, after the sale of the related Mortgage Collateral, an event occurs that would have given rise to such an obligation had the event occurred prior to such period.

Repurchases of Mortgage Collateral

      If a Mortgage Collateral Seller or Residential Funding, as the case may be, cannot cure a breach of any representation or warranty made by it in respect of an item of Mortgage Collateral within 90 days after notice from the Master Servicer, the Servicer, the Certificate Administrator or the Trustee, and such breach materially and adversely affects the interests of the Certificateholders in such item of Mortgage Collateral, such Mortgage Collateral Seller or Residential Funding, as the case may be, will be obligated to purchase such item of Mortgage Collateral at a price set forth in the related Pooling and Servicing Agreement or Trust Agreement. Likewise, as described under "Description of the Certificates--Review of Mortgage Loan or Contract Documents," if the Depositor or the Mortgage Collateral Seller, as applicable, cannot cure certain documentary defects with respect to a Mortgage Loan or Contract, the Depositor or the Mortgage Collateral Seller, as applicable, will be required to repurchase such item of Mortgage Collateral. Unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" for any such item of Mortgage
Collateral will be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase (less the amount, expressed as a percentage per annum, payable in respect of servicing or administrative compensation and the Excluded Spread, if any). In certain limited cases, a substitution may be made in lieu of such repurchase obligation. See "--Limited Right of Substitution" below.

      The Master Servicer, the Servicer or the Certificate Administrator, as applicable, will be required under the applicable Pooling and Servicing Agreement or Trust Agreement to enforce this repurchase obligation, or the substitution right described below, for the benefit of the Trustee and the Certificateholders, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this purchase or substitution obligation will not become an obligation of the Master Servicer in the event the Seller or Residential Funding, as the case may be, fails to honor such obligation. The Master Servicer will be entitled to reimbursement for any costs and expenses incurred in pursuing such a purchase or substitution obligation, including but not limited to any costs or expenses associated with litigation. If, as a result of a breach of representation or warranty, a Mortgage Collateral Seller is required, but fails, to repurchase the related Mortgage Collateral, the
Depositor or Residential Funding will only be required to repurchase such Mortgage Collateral if the Depositor or Residential Funding has assumed such representations and warranties. Consequently, such Mortgage Collateral will remain in the related Trust and any related losses not borne by any applicable credit enhancement will be borne by Certificateholders. If the Mortgage Collateral Seller fails to honor its repurchase or substitution obligation, such obligation will not become an obligation of Residential Funding, the Master Servicer or Servicer (although Residential Funding, the Master Servicer or Servicer may have an independent obligation to repurchase or substitute for such Mortgage Collateral). In instances where a Mortgage Collateral Seller is unable or disputes its obligation to repurchase affected Mortgage Collateral, the Master Servicer or Servicer, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, may negotiate and enter into settlement agreements with such Mortgage Collateral Seller that could provide for, among other things, the repurchase of only a portion of the affected Mortgage Collateral. Any such settlement could lead to losses on the Mortgage Collateral which would be borne by the related Certificateholders. In accordance with the above described practices, the Master Servicer or Servicer will not be required to enforce any purchase obligation of a Mortgage Collateral Seller arising from any misrepresentation by the Mortgage Collateral Seller, if the Master Servicer or Servicer determines in the reasonable exercise of its business judgment that the matters related to such misrepresentation did not directly cause or are not likely to directly cause a loss on the related Mortgage Collateral. Unless otherwise specified in the related Prospectus Supplement, the foregoing repurchase obligations and the limited right of substitution (described below) will constitute the sole remedies available to Certificateholders or the Trustee for a breach of any representation by a Mortgage Collateral Seller in its capacity as a seller of Mortgage Collateral, or for any other event giving rise to such obligations as described above.

      The Depositor and  Residential  Funding  generally  monitor which Mortgage
Collateral Sellers are under the control of the FDIC, or are insolvent, otherwise in receivership or conservatorship or financially distressed. Such Mortgage Collateral Sellers may not be able or permitted to repurchase Mortgage Collateral for which there has been a breach of representation or warranty. Moreover, any such Mortgage Collateral Seller may make no representations or warranties with respect to Mortgage Collateral sold by it. The FDIC (either in its corporate capacity or as receiver for a depository institution), may also be a Mortgage Collateral Seller, in which event neither the FDIC nor the related depository institution may make representations or warranties with respect to the Mortgage Collateral sold, or only limited representations or warranties may be made (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Collateral for a breach of a representation or warranty.

Limited Right of Substitution

      In the case of a Mortgage Loan or Contract required to be repurchased from the Trust (a "Repurchased Mortgage Loan" or a "Repurchased Contract," respectively) the related Mortgage Collateral Seller or Residential Funding, as applicable, may substitute a new Mortgage Loan or Contract (a "Qualified Substitute Mortgage Loan" or a "Qualified Substitute Contract," respectively) for the Repurchased Mortgage Loan or Contract that was removed from the Trust, during the limited time period described below. Any such substitution must be effected within 120 days of the date of the issuance of the Certificates with respect to a Trust for which no REMIC election is to be made. With respect to a Trust for which a REMIC election is to be made, except as otherwise provided in the related Prospectus Supplement, such substitution must be effected within two years of the date of the issuance of the Certificates, and may not be made if such substitution would cause the Trust to fail to qualify as a REMIC or result in a prohibited transaction tax under the Code.

      Except as otherwise provided in the related Prospectus Supplement, any Qualified Substitute Mortgage Loan or Qualified Substitute Contract generally will, on the date of substitution: (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Repurchased Mortgage Loan or Repurchased Contract; (ii) have a Mortgage Rate and a Net Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate and Net Mortgage Rate, respectively, of the Repurchased Mortgage Loan or Repurchased Contract as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Repurchased Mortgage Loan or Repurchased Contract; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Repurchased Mortgage Loan or Repurchased Contract; (v) be secured by
Mortgaged Property located in the United States, unless the Repurchased Mortgage Loan was a Puerto Rico Mortgage Loan, in which case the Qualified Substitute Mortgage Loan may be a Puerto Rico Mortgage Loan; and (vi) comply with all of the representations and warranties set forth in the related Pooling and Servicing Agreement as of the date of substitution. In the event the outstanding principal balance of a Qualified Substitute Mortgage Loan or Qualified Substitute Contract is less than the outstanding principal balance of the related Repurchased Mortgage Loan or Repurchased Contract, the amount of such shortfall shall be deposited into the Custodial Account in the month of substitution for distribution to the related Certificateholders. The related Pooling and Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans or Contracts, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement, a Mortgage Collateral Seller will have no option to substitute for a Mortgage Loan or Contract that it is obligated to repurchase in connection with a breach of a representation and warranty.
--------

     * The index (the "Index") for a particular Mortgage Pool will be specified in the related Prospectus Supplement and may include one of the following indexes: (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of either three months, six months or one year, (ii) the weekly auction average investment yield of U.S. Treasury bills of six months,
(iii) the daily Bank Prime Loan rate made available by the Federal Reserve Board, (iv) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, or (v) the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the related Prospectus Supplement.

                       DESCRIPTION OF THE CERTIFICATES

General

      The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Pooling and Servicing Agreement or, in the case of Certificates backed by Agency Securities, a Trust Agreement, similar to one of the forms filed as an exhibit to the registration statement under the Securities Act of 1933, as amended, with respect to the Certificates (the "Registration Statement") of which this Prospectus is a part. Each Pooling and Servicing Agreement or Trust Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Pooling and Servicing Agreement" below) describe certain provisions relating to the Certificates common to each Pooling and Servicing Agreement or Trust Agreement. All references herein to a "Pooling and Servicing Agreement" and any discussion of the provisions thereof will also apply to Trust Agreements. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust and the related Prospectus Supplement.

      If so specified in the related Prospectus Supplement, a series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, of which one or more classes of Certificates (collectively, the "Senior Certificates") are senior in right of payment to one or more other classes of Certificates (collectively, the "Subordinate Certificates"), and among which certain classes of Senior Certificates may be senior to other classes of Senior Certificates, or certain classes of Subordinate Certificates (collectively, the "Mezzanine Certificates") may be senior to other classes of Subordinate Certificates, in each case as described in the related Prospectus Supplement (any such series, a "Senior/Subordinate Series"); (iii) one or more classes of Certificates (each, a "Strip Certificate") that will be entitled to (a) principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions;
(iv)  two or  more  classes  of  Certificates  that  differ  as to  the  timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes"), or on the basis of collections from designated portions of the Mortgage Pool or Contract Pool, which series may include one or more classes of Certificates ("Accrual Certificates") with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof on each Distribution Date for the period described in the related Prospectus Supplement; or (v) other types of classes of Certificates, as described in the related Prospectus Supplement. Credit support for each series of Certificates will be provided by a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit, Reserve Fund, Certificate Insurance Policy, Overcollateralization, or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.

Form of Certificates

      As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the person appointed under the related Pooling and Servicing Agreement to register the Certificates (the "Certificat Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus Supplement.

      If issued in book-entry form, certain classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"), or Cedelbank ("Cedel"), or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems, or through such other depository or facility as may be specified in the related Prospectus Supplement. As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and
Euroclear's names on the books of their respective depositaries (the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC.

      DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the Cedel and Euroclear participating organizations, "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

      Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any Book-Entry Certificate (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or
(ii) the Depositor elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee or the Master Servicer as holders of the related Certificates for purposes of the Pooling and Servicing Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplement. The ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

      Because of time zone differences, the securities account of a Cedel or Euroclear participant as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of Cedel or Euroclear) will be credited during a subsequent securities settlement processing day (which must be a business day for Cedel or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant or Euroclear Participant to a DTC Participant (other than the depositary for Cedel or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

      Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositaries; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

      Cedel, a professional depository, holds securities for its participating organizations ("Cedel Participants") and facilitates the clearance and
settlement  of  securities   transactions  between  Cedel  Participants  through
electronic book-entry changes in accounts of Cedel Participants, thereby eliminating the need for physical movement of certificates. As a professional depository, Cedel is subject to regulation by the Luxembourg Monetary Institute.

      Euroclear was created to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Clearance Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance Cooperative. The Clearance Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

      Distributions in respect of the Book-Entry Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect
Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Master Servicer, the Depositor, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Assignment of Mortgage Loans

      At the time of issuance of a series of Certificates, the Depositor will cause the Mortgage Loans being included in the related Trust to be assigned to the Trustee or its nominee (which may be the Custodian), together with all principal and interest received on or with respect to such Mortgage Loans after the Cut-off Date (other than principal and interest due on or before the Cut-off Date and any Excluded Spread). The Trustee will, concurrently with such assignment, deliver a series of Certificates to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Mortgage Note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

      In addition, the Depositor will, as to each Mortgage Loan other than a Mortgage Loan underlying any Agency Securities, deliver to the Trustee (or to the Custodian) the legal documents relating to such Mortgage Loan that are in possession of the Depositor, which may include: (i) the note evidencing such Mortgage Loan (the "Mortgage Note") (and any modification or amendment thereto) endorsed without recourse either in blank or to the order of the Trustee (or its nominee); (ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon or, in the case of a Cooperative Loan, the respective security agreements and any applicable UCC financing statements; (iii) an assignment in recordable form of the Mortgage, or evidence that the Mortgage is held for the Trustee through the MERS(R) System (or, with respect to a Cooperative Loan, an assignment of the respective security agreements, any applicable UCC financing statements, recognition agreements, relevant stock certificates, related blank stock powers and the related proprietary leases or occupancy agreements); and (iv) if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. If so provided in the related Prospectus Supplement, the Depositor may not be required to deliver one or more of such documents if such documents are missing from the files of the party from whom such Mortgage Loans were purchased. Notwithstanding the foregoing, a Trust may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Depositor delivers to the Trustee or the Custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Residential Funding will agree to repurchase or substitute for such a Mortgage Loan in certain circumstances. See "The Trusts--Representations with Respect to Mortgage Collateral".

      In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Depositor will deliver or cause to be delivered to the Trustee or the Custodian a true and correct photocopy of such Mortgage or assignment. The Depositor will deliver or cause to be delivered to the Trustee or the Custodian such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related Servicer or Subservicer.

      If so specified in the related Prospectus Supplement, and subject to the rules of membership of Merscorp, Inc. and/or Mortgage Electronic Registration Systems, Inc. (together, "MERS"), assignments of the mortgages for the Mortgage Loans in the related Trust will be registered electronically through Mortgage Electronic Registration Systems, Inc. (the "MERS(R) System"). With respect to Mortgage Loans registered through the MERS(R) System, MERS shall serve as
mortgagee       of      record       solely      as      a      nominee       in
an administrative capacity on behalf of the Trustee and shall not have any interest in any such Mortgage Loans.

     With respect to any Puerto Rico Mortgage Loans, the Mortgages with respect to such Mortgage Loans either (i) secure a specific obligation for the benefit of a specified person (a "Direct Puerto Rico Mortgage") or (ii) secure an instrument transferable by endorsement (an "Endorsable Puerto Rico Mortgage"). Endorsable Puerto Rico Mortgages do not require an assignment to transfer the related lien. Rather, transfer of such mortgages follows an effective endorsement of the related Mortgage Note and, therefore, delivery of the assignment referred to in clause (iii) of the second preceding paragraph would be inapplicable. Direct Puerto Rico Mortgages, however, require an assignment to be recorded with respect to any transfer of the related lien and such assignment would be delivered to the Trustee (or the Custodian).

      Assignments of the Mortgage Loans to the Trustee will be recorded in the appropriate public recording office, except for mortgages held under the MERS(R) System or in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus Supplement.

Assignment of Contracts

      The Depositor will cause the Contracts constituting the Contract Pool to be assigned to the Trustee or its nominee (which may be the Custodian), together with principal and interest due on or with respect to the Contracts after the Cut-off Date, but not including principal and interest due on or before the Cut-off Date or any Excluded Spread. Each Contract will be identified in a schedule appearing as an exhibit to the Pooling and Servicing Agreement. Such schedule will specify, with respect to each Contract, among other things: the original principal amount and the adjusted principal balance as of the close of business on the Cut-off Date; the Mortgage Rate; the current scheduled monthly level payment of principal and interest; and the maturity date of the Contract.

      In addition, the Depositor, the Servicer or the Master Servicer, as to each Contract, will deliver or cause to be delivered to the Trustee, or, as specified in the related Prospectus Supplement, the Custodian, the original Contract and copies of documents and instruments related to each Contract and the security interest in the Manufactured Home securing each Contract. The Depositor, the Master Servicer or the Servicer will cause a UCC-1 financing statement to be executed by the Depositor identifying the Trustee as the secured party and identifying all Contracts as collateral. However, unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trust and no recordings or filings will be made in the jurisdictions in which the Manufactured Homes are located. See "Certain Legal Aspects of Mortgage Loans and Contracts--The Contracts."

Review of Mortgage Loan or Contract Documents

      The Trustee or the Custodian will hold such documents in trust for the benefit of the Certificateholders and, generally within 45 days after receipt thereof, will review such documents. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect, the Trustee or such Custodian shall immediately notify the Master Servicer or the Servicer, if any, and the Depositor, and if so specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Trustee shall immediately notify the Mortgage Collateral Seller. If the Mortgage Collateral Seller (or, if so specified in the related Prospectus Supplement, the Depositor) cannot cure such defect within 60 days (or within such other period specified in the related Prospectus Supplement) after notice of the defect is given to the Mortgage Collateral Seller (or, if applicable, the Depositor), the Mortgage Collateral Seller (or, if applicable, the Depositor) will, not later than 90 days after such notice (or within such other period specified in the related Prospectus Supplement), either repurchase the related Mortgage Loan or Contract or any property acquired in respect thereof from the Trustee or substitute for such Mortgage Loan or Contract, a new Mortgage Loan or Contract in accordance with the standards set forth herein. See "The Trusts--Repurchases of Mortgage Collateral." Unless otherwise specified in the related Prospectus Supplement, the obligation to repurchase or substitute for a Mortgage Loan or Contract constitutes the sole remedy available to the Certificateholders or the Trustee for a material defect in a constituent document.

Assignment of Agency Securities

      The Depositor will transfer, convey and assign to the Trustee or its nominee (which may be the Custodian) all right, title and interest of the Depositor in the Agency Securities and other property to be included in the Trust for a series. Such assignment will include all principal and interest due on or with respect to the Agency Securities after the Cut-off Date (as defined in the related Prospectus Supplement) (except for any Excluded Spread). The Depositor will cause the Agency Securities to be registered in the name of the Trustee or its nominee, and the Trustee will concurrently authenticate and deliver the Certificates. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for any Agency Security. Each Agency Security will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement, which will specify as to each Agency Security the original principal amount and outstanding principal balance as of the Cut-off Date; the annual pass-through rate or interest rate for each Agency Security conveyed to the Trustee.

Spread

      The Depositor, the Master Servicer or any of their affiliates, or such other entity as may be specified in the related Prospectus Supplement may retain or be paid a portion of interest due with respect to the related Mortgage Collateral. The payment of any such portion of interest will be disclosed in the related Prospectus Supplement. This payment may be in addition to any other payment (such as the Servicing Fee) that any such entity is otherwise entitled to receive with respect to the Mortgage Collateral. Any such payment in respect of the Mortgage Collateral will represent a specified portion of the interest payable thereon and, as specified in the related Prospectus Supplement, will either be part of the assets transferred to the related Trust (the "Excess
Spread") or will be excluded from the assets transferred to the related Trust (the "Excluded Spread"). The interest portion of a Realized Loss and any partial recovery of interest in respect of the Mortgage Collateral will be allocated between the owners of any Excess Spread or Excluded Spread and the
Certificateholders entitled to payments of interest as provided in the applicable Pooling and Servicing Agreement.

Payments on Mortgage Collateral

      The Trustee or the Master Servicer, if any, will, as to each series of Certificates, establish and maintain in trust the Certificate Account which will be a separate account that may be interest bearing or non-interest bearing in the name of the Trustee, maintained with a depository institution and in a manner acceptable to the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") maintaining a rating on the Certificates of such series. If permitted by each such Rating Agency, a Certificate Account may contain funds relating to one or more series of Certificates.

      The Trustee, the Servicer or the Master Servicer, if any, will establish a Custodial Account which will be a separate trust account, into which payments on the Mortgage Collateral for such series may be transferred on a periodic basis and from which funds may be transferred to the Certificate Account in order to make payments to Certificateholders. The Custodial Account may contain funds relating to more than one series of Certificates as well as payments received on other mortgage loans serviced or master serviced by the Master Servicer or the Servicer, as applicable. Amounts held in the Certificate Account or a Custodial Account may be invested in Permitted Investments. See "--Collection of Payments on Mortgage Loans and Contracts" below. In addition, if so stated in such Prospectus Supplement, one or more other trust accounts, including any Reserve Funds, will be established into which cash, certificates of deposit or letters of credit, or a combination thereof, will be deposited by the Depositor, if such assets are required to make timely distributions with respect to the Certificates of a series, are required as a condition to the rating of such Certificates or are required in order to provide for certain contingencies as described in the related Prospectus Supplement.

      Collection of Payments on Mortgage Loans and Contracts

      Each Servicer or the Master Servicer, if any, will be required to deposit into the Custodial Account (unless otherwise specified in the related Prospectus Supplement) all amounts enumerated in the following paragraph in respect of the Mortgage Loans or Contracts serviced by it, less the Servicing Fee and Excluded Spread, if any.

      The Servicer or Master Servicer, as applicable, will deposit or will cause to be deposited into the Custodial Account certain payments and collections received by it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date), as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

     (i) all payments on account of principal of the Mortgage Loans or Contracts comprising a Trust;

     (ii) all payments on account of interest on the Mortgage Loans comprising such Trust, net of the portion of each payment thereof retained by the Servicer or Subservicer, if any, as Excluded Spread, its servicing or other compensation;

      (iii) all amounts (net of unreimbursed liquidation expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related
Servicer or Subservicer) received and retained in connection with the liquidation of any defaulted Mortgage Loan or Contract, by foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any Special Hazard Insurance Policy, Bankruptcy Bond, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, Primary Insurance Policy and any title, hazard or other insurance policy covering any Mortgage Loan or Contract in such Trust (together with any payments under any Letter of Credit, "Insurance Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Master Servicer's or Servicer's normal servicing procedures;

      (iv) any Buy-Down Funds (and, if applicable, investment earnings thereon) required to be paid to Certificateholders, as described below;

     (v) all proceeds of any Mortgage Loan or Contract in such Trust purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Depositor, Residential Funding, any Subservicer or Mortgage Collateral Seller or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "The Trusts--Representations with Respect to Mortgage Collateral" and "--Repurchases of Defective Mortgage Collateral" herein;

     (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments of funds held in the Custodial Account, as described below; and

      (vii) any amounts required to be transferred from the Certificate Account to the Custodial Account.

      Both the Custodial Account and the Certificate Account must be either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates, (ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee or (v) such other account or accounts acceptable to any applicable Rating Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Pooling and Servicing Agreement ("Permitted Investments").

      Unless otherwise set forth in the related Prospectus Supplement, not later than the business day preceding each Distribution Date, the Master Servicer or Servicer, as applicable, will withdraw from the Custodial Account and deposit into the applicable Certificate Account, in immediately available funds, the amount to be distributed therefrom to Certificateholders on such Distribution Date. The Master Servicer, the Servicer or the Trustee, as applicable, will also deposit or cause to be deposited into the Certificate Account: (i) the amount of any advances made by the Master Servicer or the Servicer as described herein under "--Advances," (ii) any payments under any Letter of Credit, and any amounts required to be transferred to the Certificate Account from a Reserve Fund, as described under "Description of Credit Enhancement" below, (iii) any amounts required to be paid by the Master Servicer or Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Master Servicer or Servicer to cover hazard losses on the Mortgage Loans as described under "Insurance Policies on Mortgage Loans or Contracts" below, (iv) any distributions received on any Agency Securities included in the Trust and (v) any other amounts as set forth in the related Pooling and Servicing Agreement.

      The portion of any payment received by the Master Servicer or the Servicer in respect of a Mortgage Loan that is allocable to Excess Spread or Excluded Spread, as applicable, will generally be deposited into the Custodial Account, but any Excluded Spread will not be deposited in the Certificate Account for the related series of Certificates and will be distributed as provided in the related Pooling and Servicing Agreement.

      Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next Distribution Date and funds on deposit in the related Certificate Account may be invested in Permitted Investments maturing, in general, no later than the Distribution Date. Unless otherwise specified in the related Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Servicer or the Master Servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Certificate Account, as the case may be, by the Servicer or the Master Servicer out of its own funds upon realization of such loss.

      Collection of Payments on Agency Securities

      The Trustee or the Certificate Administrator, as specified in the related Prospectus Supplement, will deposit in the Certificate Account all payments on the Agency Securities as they are received after the Cut-off Date. If the Trustee has not received a distribution with respect to any Agency Security by the second business day after the date on which such distribution was due and payable, the Trustee will request the issuer or guarantor, if any, of such Agency Security to make such payment as promptly as possible and legally permitted. The Trustee may take such legal action against such issuer or guarantor as the Trustee deems appropriate under the circumstances, including the prosecution of any claims in connection therewith. The reasonable legal fees and expenses incurred by the Trustee in connection with the prosecution of such legal action will be reimbursable to the Trustee out of the proceeds of any such action and will be retained by the Trustee prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders of the affected series. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to cover its projected legal fees and expenses, the Trustee will notify such Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by such Certificateholders.

Withdrawals from the Custodial Account

      The Servicer or the Master Servicer, as applicable, may, from time to time, make withdrawals from the Custodial Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

      (i) to make deposits to the Certificate Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described above under "--Payments on Mortgage Collateral";

      (ii) to reimburse itself or any Subservicer for Advances, or for amounts advanced in respect of taxes, insurance premiums or similar expenses incurred in connection with acquiring by foreclosure or deed in lieu of foreclosure property securing a Mortgage Loan, including, if the Master Servicer and any affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by persons other than servicers of mortgage loans, reasonable compensation for such services ("Servicing Advances") as to any such Mortgaged Property, out of late payments, Insurance Proceeds, Liquidation Proceeds, any proceeds in respect of any REO Mortgage Loan or collections on the Mortgage Loan or Contract with respect to which such Advances or Servicing Advances were made;

      (iii) to pay to itself or any Subservicer unpaid Servicing Fees and subservicing fees, out of payments or collections of interest on each Mortgage Loan or Contract;

      (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by Subservicers as interest in respect of partial prepayments on the Mortgage Loans or Contracts, and, if so provided in the Pooling and Servicing Agreement, any profits realized upon disposition of property securing a Mortgage Loan acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the Pooling and Servicing Agreement;

      (v) to pay to itself, a Subservicer, Residential Funding, the Depositor or the Mortgage Collateral Seller all amounts received with respect to each Mortgage Loan or Contract purchased, repurchased or removed pursuant to the terms of the Pooling and Servicing Agreement and not required to be distributed as of the date on which the related Purchase Price is determined;

      (vi) to pay the Depositor or its assignee, or any other party named in the related Prospectus Supplement, all amounts allocable to the Excluded Spread, if any, out of collections or payments which represent interest on each Mortgage Loan or Contract (including any Mortgage Loan or Contract as to which title to the underlying Mortgaged Property was acquired);

      (vii) to reimburse itself or any Subservicer for any Advance previously made which the Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise (a "Nonrecoverable Advance"), subject to any limitations set forth in the Pooling and Servicing Agreement as described in the related Prospectus Supplement;

      (viii) to reimburse itself or the Depositor for certain other expenses incurred for which it or the Depositor is entitled to reimbursement (including reimbursement in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller) or against which it or the Depositor is indemnified pursuant to the Pooling and Servicing Agreement;

      (ix) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein; and

      (x) to clear the Custodial Account of amounts relating to the corresponding Mortgage Loans or Contracts in connection with the termination of the Trust pursuant to the Pooling and Servicing Agreement, as described in "The Pooling and Servicing Agreement--Termination; Retirement of Certificates".

Distributions

      Distributions of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made on the 25th day (or, if such day is not a business day, the next business day) of each month, commencing in the month following the month in which the Cut-off Date occurs or such other date as may be specified in the related Prospectus Supplement (each, a "Distribution Date") either by the Trustee, the Master Servicer or the Certificate Administrator acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date"). Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a
Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Master Servicer, the Certificate Administrator or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement or Trust Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. The final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee specified in the notice to Certificateholders. Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.

      Principal and Interest on the Certificates

      The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip Certificates) may be entitled to different distributions of interest based on a specified interest rate or rates (each, a "Pass-Through Rate"), which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more such Pass-Through Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass-Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will accrue during each calendar month and will be payable on the Distribution Date in the following calendar month. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      On each Distribution Date for a series of Certificates, the Trustee or the Master Servicer or the Certificate Administrator on behalf of the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the amount to be distributed to such class for such Distribution Date in respect of principal, plus, if such class is entitled to payments of interest on such Distribution Date, interest accrued during the related interest accrual period at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement, less certain interest shortfalls, which generally will include (i) any Deferred Interest added to the principal balance of the Mortgage Loans and/or the outstanding balance of one or more classes of Certificates on the related Due Date, (ii) any other interest shortfalls (including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time) allocable to Certificateholders which are not covered by advances or the applicable credit enhancement and (iii) unless otherwise specified in the related Prospectus Supplement, Prepayment Interest Shortfalls, in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

      In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate Certificates) shall be set forth in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related Prospectus Supplement.

      Except as otherwise provided in the related Pooling and Servicing Agreement, on or prior to the 20th day (or, if such day is not a business day, the next business day) of the month of distribution (the "Determination Date"), the Master Servicer or the Certificate Administrator, as applicable, will determine the amounts of principal and interest which will be passed through to Certificateholders on the succeeding Distribution Date. Prior to the close of business on the business day succeeding each Determination Date, the Master Servicer or the Certificate Administrator, as applicable, will furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders by the Master Servicer or the Certificate Administrator, as applicable, on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.
      Example of Distributions

      The following chart sets forth an example of the flow of funds as it would relate to a hypothetical series of Certificates issued, and with a Cut-off Date occurring, in March 1999:

           Date       Note           Description
March 1               (A)    Cut-off Date.
March 2-31            (B)    The Servicers or the Subservicers, as applicable,
                              receive any Principal Prepayments.
March 31              (C)    Record Date.
March 2 - April 1     (D)    The due dates on which scheduled payments and
                             Mortgage Loans or Contracts are due (each, a "Due
                             Date" and collectively, the "Due Period").
April 16              (E)    The Master Servicer or the Servicer, as applicable,
                             receives scheduled payments of principal and
                             interest due during the related Due Period and
                             received or advanced by Servicers or Subservicers.
April 20              (F)    Determination Date.
April 26              (G)    Distribution Date.



Succeeding months follow the pattern of (B) through (G), except that for succeeding months (B) will also include the first day of such month. Certain series of Certificates may have different prepayment periods, Cut-off Dates, Record Dates, Due Periods, remittance dates, Determination Dates and/or Distribution Dates than those set forth above.



(A) The initial principal balance of the Mortgage Pool or Contract Pool will be the aggregate principal balance of the Mortgage Loans or Contracts at the close of business on March 1, after deducting principal payments due on or before such date. Those principal payments due on or before March 1, and the accompanying interest payments, and any Principal Prepayments received as of the close of business on March 1 are not part of the Mortgage Pool or Contract Pool and will not be passed through to Certificateholders.

(B) Any principal payments received in advance of the scheduled Due Date for a Mortgage Loan and not accompanied by a payment of interest for any period following the date of payment ("Principal Prepayments") may be received at any time during this period and will be remitted to the Master Servicer or Servicer as described in (E) below for distribution to Certificateholders as described in (F) below. When a Mortgage Loan or Contract is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment. Partial Principal Prepayments are applied so as to reduce the principal balances of the related Mortgage Loans or Contracts as of the first day of the month in which the payments are made; no interest will be paid to Certificateholders in respect of such prepaid amounts for the month in which such partial Principal Prepayments were received.

(C) Distributions on April 26 (because April 25, 1999 is not a business day) will be made to Certificateholders of record at the close of business on March 31.

(D) Scheduled principal and interest payments are due from Mortgagors.

(E) Payments due from Mortgagors during the related Due Period will be deposited by the Subservicers in subservicing accounts or Servicers in collection accounts (or will be otherwise managed in a manner acceptable to the Rating Agencies) as received and will include the scheduled principal payments plus interest on the principal balances immediately prior to such payments. Funds required to be remitted from the collection accounts or the subservicing accounts to the Master Servicer or the Servicer, as applicable, will be so remitted on April 16 (because April 18, 1999 is not a business day) together with any required Advances by the Servicer or the Subservicers (except that Principal Prepayments in full and certain Principal Prepayments in part received by Subservicers during the month of March will have been remitted to the Master Servicer or the Servicer, as applicable, within five business days of receipt).

(F) On April 20, the Master Servicer or the Certificate Administrator, if any, will determine the amounts of principal and interest which will be passed through on April 26 to the holders of each class of Certificates. The Master Servicer or the Certificate Administrator, if any, will be obligated to distribute those payments due during the related Due Period which have been received from Servicers or Subservicers prior to and including April 16, as well as all Principal Prepayments received on Mortgage Loans in March (with interest adjusted to the Pass-Through Rates applicable to the respective classes of Certificates and reduced on account of Principal Prepayments as described above). Distributions to the holders of Senior Certificates, if any, on April 26 may include certain amounts otherwise distributable to the holders of the related Subordinate Certificates, amounts withdrawn from any Reserve Fund and amounts advanced by the Master Servicer or the Servicer under the circumstances described in "Subordination" and "--Advances."

(G) On April 26, the amounts determined on April 20 will be distributed to Certificateholders.

      If provided in the related Prospectus Supplement, the Distribution Date with respect to any series of Certificates as to which the Trust includes Agency Securities may be a specified date or dates other than the 25th day of each month in order to allow for the receipt of distributions on such Agency Securities.

Advances

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or the applicable Servicer will agree to advance (either out of its own funds, funds advanced to it by Servicers or Subservicers, as applicable, or funds being held in the Custodial Account for future distribution), for the benefit of the related Certificateholders, on or before each Distribution Date, an amount equal to the aggregate of all scheduled payments of principal (other than any Balloon Amount in the case of a Balloon Loan) and interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be (an "Advance"), which were delinquent as of the close of business on the business day preceding the related Determination Date on the related Mortgage Loans or Contracts, but only to the extent that such Advances would, in the judgment of the Master Servicer or the Servicer, be recoverable out of late payments by the Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. If a Trust includes Agency Securities, any advancing obligations with respect to underlying Mortgage Loans or Contracts will be pursuant to the terms of such Agency Securities and may differ from the provisions relating to Advances described herein.

      Advances are intended to maintain a regular flow of scheduled interest and principal payments to related Certificateholders. Such Advances do not represent an obligation of the Master Servicer or the Servicer to guarantee or insure against losses. If Advances have been made by the Master Servicer or Servicer from cash being held for future distribution to Certificateholders, such funds will be required to be replaced on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than payments required to be made to Certificateholders. Any Advances will be reimbursable to the Master Servicer or Servicer out of recoveries on the related Mortgage Loans or Contracts for which such amounts were advanced (e.g., late payments made by the related Mortgagor, any related Liquidation Proceeds and Insurance Proceeds, proceeds of any applicable form of credit enhancement or proceeds of any Mortgage Collateral purchased by the Depositor, Residential Funding, a Subservicer or a Mortgage Collateral Seller under the circumstances described above). Such Advances will also be reimbursable from cash otherwise distributable to Certificateholders to the extent that the Master Servicer or Servicer shall determine that any such Advances previously made are not ultimately recoverable as described above. With respect to any Senior/Subordinate Series, so long as the related Subordinate Certificates remain outstanding and subject to certain limitations with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses, such Advances may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Certificates, if any. The Master Servicer or the Servicer will also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced will be reimbursable to the Master Servicer or Servicer to the extent permitted by the Pooling and Servicing Agreement. The Master Servicer's or Servicer's obligation to make Advances may be supported by another entity, a letter of credit or other method as may be described in the related Pooling and Servicing Agreement. In the event that the short-term or long-term obligations of the provider of such support are downgraded by a Rating Agency rating the related Certificates or if any collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Certificates may also be downgraded.

Prepayment Interest Shortfalls

      When a Mortgagor prepays a Mortgage Loan or Contract in full between scheduled Due Dates for such Mortgage Loan or Contract, the Mortgagor pays interest on the amount prepaid only to but not including the date on which such Principal Prepayment is made. Similarly, Liquidation Proceeds from a Mortgaged Property will not include interest for any period after the date on which the liquidation took place. The shortfall between a full month's interest due with respect to a Mortgage Loan or Contract and the amount of interest paid or recovered with respect thereto in the event of a prepayment or liquidation is referred to as a "Prepayment Interest Shortfall." If so specified in the related Prospectus Supplement, to the extent funds are available from the Servicing Fee, the Servicer or Master Servicer may make an additional payment to Certificateholders with respect to any Mortgage Loan or Contract that was prepaid in full during the related prepayment period equal to the amount, if any, necessary to assure that, on the related Distribution Date, the Available Distribution Amount would include with respect to each such Mortgage Loan or Contract an amount equal to interest at the Mortgage Rate (less the Servicing Fee and Excluded Spread, if any) for such Mortgage Loan or Contract from the date of such prepayment to the related Due Date (such amount, "Compensating Interest"). Compensating Interest may be limited to the aggregate amount (or any portion thereof) of the Servicing Fee received by the Servicer or Master Servicer in that month in relation to the Mortgage Loans or Contracts, or in any other manner, and, if so limited, may not be sufficient to cover the Prepayment Interest Shortfall. If so disclosed in the related Prospectus Supplement, Prepayment Interest Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of Certificates of a series. See "Yield Considerations."

Reports to Certificateholders

      On each Distribution Date, the Master Servicer or the Certificate Administrator, as applicable, will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related Trust setting forth the information described in the related Pooling and Servicing Agreement. Except as otherwise provided in the related Pooling and Servicing Agreement, such information generally will include the following (as applicable):

      (i) the amount, if any, of such distribution allocable to principal;

      (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

      (iii) the aggregate unpaid principal balance of the Mortgage Collateral after giving effect to the distribution of principal on such Distribution Date;

      (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

      (v) based on the most recent reports furnished by Servicers or Subservicers, the number and aggregate principal balances of any items of Mortgage Collateral in the related Trust that are delinquent (a) one month, (b) two months and (c) three months, and that are in foreclosure;

      (vi) the book value of any property acquired by such Trust through foreclosure or grant of a deed in lieu of foreclosure;

      (vii) the balance of the Reserve Fund, if any, at the close of business on such Distribution Date;

      (viii) the Senior Percentage, if applicable, after giving effect to the distributions on such Distribution Date;

      (ix) the amount of coverage under any Letter of Credit, Mortgage Pool Insurance Policy or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor;

      (x) if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable Distribution Date and a description of any change in the calculation of such amounts;

      (xi) in the case of Certificates benefiting from alternative credit enhancement arrangements described in a Prospectus Supplement, the amount of coverage under such alternative arrangements as of the close of business on the applicable Determination Date; and

      (xii) with respect to any series of Certificates as to which the Trust includes mortgage pass-through certificates representing whole or partial interests in pools of Mortgage Loans, Contracts or Agency Securities, certain additional information as required under the related Pooling and Servicing Agreement. Each amount set forth pursuant to clause (i) or (ii) above will be expressed as a dollar amount per Single Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Pooling and Servicing Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Pooling and Servicing Agreement, which may include, without limitation, information as to Advances, reimbursements to Subservicers, Servicers and the Master Servicer and losses borne by the related Trust.

      In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Certificate Administrator, as applicable, will furnish a report to each person that was a holder of record of any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and (ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.

Servicing and Administration of Mortgage Collateral

      General

      The Master Servicer, the Certificate Administrator or any Servicer, as applicable, that is a party to a Pooling and Servicing Agreement, will be required to perform the services and duties specified in the related Pooling and Servicing Agreement. The duties to be performed by the Master Servicer or each Servicer, subject to the general supervision by the Master Servicer or the Certificate Administrator, if any, will include the customary functions of a servicer, including collection of payments from Mortgagors; maintenance of any primary mortgage insurance, hazard insurance and other types of insurance; processing of assumptions or substitutions; attempting to cure delinquencies; supervising foreclosures; inspection and management of Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Collateral. Each Servicer or the Master Servicer, if any, may be obligated, under certain circumstances, to make Advances in respect of delinquent installments of principal of and interest on Mortgage Loans or Contracts and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors, as described under "--Advances" above. With respect to any series of Certificates for which the Trust includes Agency Securities, the Master Servicer's or Certificate Administrator's servicing and administration obligations will be set forth in the related Prospectus Supplement.

      Pursuant to each Pooling and Servicing Agreement, each Servicer or the Master Servicer, if there are no Servicers for the related series, may enter into Subservicing agreements (each, a "Subservicing Agreement") with one or more Subservicers (each, a "Subservicer") who will agree to perform certain functions for the Servicer or Master Servicer relating to the servicing and administration of the Mortgage Loans or Contracts included in the Trust relating to such Subservicing Agreement. Under any Subservicing Agreement, each Subservicer, will agree, among other things, to perform some or all of the Servicer's or the Master Servicer's servicing obligations, including but not limited to, making Advances to the related Certificateholders. The Servicer or the Master Servicer, as applicable, will remain liable for its servicing obligations that are delegated to a Subservicer as if such Servicer or the Master Servicer alone were servicing such Mortgage Loans or Contracts.

      Collection and Other Servicing Procedures

     Each Servicer or the Master Servicer, as applicable, will make reasonable efforts to collect all payments called for under the Mortgage Loans or Contracts and will, consistent with the related Pooling and Servicing Agreement and any applicable insurance policy or other credit enhancement, follow such collection procedures as it follows with respect to mortgage loans or contracts serviced by it that are comparable to the Mortgage Loans or Contracts. The Servicer or the Master Servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the due dates for payments due on a Mortgage Note or Contract, provided that the insurance coverage for such Mortgage Loan or Contract or any coverage provided by any alternative credit enhancement will not be adversely affected.

      In connection with any significant partial prepayment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the monthly payment is recalculated as an amount that will fully amortize the remaining principal amount thereof by the original maturity date based on the original Mortgage Rate, provided that such re-amortization shall not be permitted if it would constitute a modification of the Mortgage Loan for federal income tax purposes.

      The Master Servicer, any Servicer or one or more Subservicers with respect to a given Trust may establish and maintain an escrow account (the "Escrow Account") in which Mortgagors will be required to deposit amounts sufficient to pay taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items. Withdrawals from any such Escrow Account may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to Mortgagors amounts determined to be owed, to pay interest on balances in any such Escrow Account, if required, to repair or otherwise protect the Mortgaged Properties and to clear and terminate such account. The Master Servicer or any Servicer or Subservicer, as the case may be, will be responsible for the administration of each such Escrow Account and will be obligated to make advances to such accounts when a deficiency exists therein. The Master Servicer, Servicer or Subservicer will be entitled to reimbursement for any such advances from the related collection account.

      Other duties and responsibilities of each Servicer, the Master Servicer and the Certificate Administrator are described above under "--Payments on Mortgage Collateral."

      Servicing Compensation and Payment of Expenses

      Each Servicer, the Master Servicer or the Certificate Administrator, as applicable, will be paid compensation for the performance of its servicing obligations, which compensation will be part of the servicing fee (the "Servicing Fee") specified in the related Prospectus Supplement. Any Subservicer will be entitled to receive a portion of the Servicing Fee. Except as otherwise provided in the related Prospectus Supplement, the Servicer or the Master Servicer, if any, will deduct the Servicing Fee with respect to the Mortgage Loans or Contracts underlying the Certificates of a Series in an amount to be specified in the related Prospectus Supplement. The Servicing Fee may be fixed or variable. In addition to the Servicing Fee, unless otherwise specified in the related Prospectus Supplement, the Master Servicer, any Servicer or the relevant Subservicers, if any, will be entitled to servicing compensation in the form of assumption fees, late payments charges or excess proceeds following disposition of property in connection with defaulted Mortgage Loans or Contracts and any earnings on investments held in the Certificate Account or any Custodial Account. Any Excluded Spread retained by a Mortgage Collateral Seller, the Master Servicer, or any Servicer or Subservicer will not constitute part of the Servicing Fee. Notwithstanding the foregoing, with respect to a series of Certificates as to which the Trust includes Agency Securities, the compensation payable to the Master Servicer or Certificate Administrator for servicing and administering such Agency Securities on behalf of the holders of such Certificates may be based on a percentage per annum described in the related Prospectus Supplement of the outstanding balance of such Agency Securities and may be retained from distributions of interest thereon, if so specified in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, the Servicer, the Master Servicer or the Certificate Administrator will pay from the Servicing Fee (i) the fees of any Subservicers, (ii) certain expenses incurred in connection with the servicing of the Mortgage Loans or Contracts, including, without limitation, payment of certain of the insurance policy premiums, fees or other amounts payable for any alternative credit enhancement, reimbursement of expenses incurred in connection with a foreclosure or deed in lieu of foreclosure upon a Mortgaged Property, payment of the fees and disbursements of the Trustee (and any Custodian selected by the Trustee), the Certificate Registrar, any Paying Agent, independent accountants and payment of expenses incurred in enforcing the obligations of Subservicers, Servicers and Mortgage Collateral Sellers and (iii) expenses related to the preparation of reports to Certificateholders. Certain of these expenses may be reimbursable from Liquidation Proceeds or insurance policies and, in the case of enforcement of the obligations of Subservicers, from any recoveries in excess of amounts due with respect to the related Mortgage Loans or Contracts or from specific recoveries of costs. The related Pooling and Servicing Agreement may provide that the Certificate Administrator, the Master Servicer, and any Servicer and Subservicer may obtain their respective fees by deducting them from amounts otherwise required to be deposited into the related collection account.

      The related Trust will suffer no loss by reason of the expenses of the Servicer or Master Servicer described above to the extent claims are fully paid from amounts in any Reserve Fund, any related insurance policies, the Liquidation Proceeds, any proceeds in respect of an REO Mortgage Loan (with respect to expenses incurred in connection with a foreclosure or deed in lieu of foreclosure) or any applicable alternative credit enhancement described in the related Prospectus Supplement. In the event, however, that claims are either not made or are not fully paid from such sources, the related Trust will suffer a loss to the extent that Liquidation Proceeds, after reimbursement of the expenses of the Master Servicer or any Servicer or Subservicer, are less than the principal balance of and accrued interest on the related Mortgage Loan or Contract. In addition, the Master Servicer or any Servicer or Subservicer, as applicable, will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of Mortgaged Property, such right of reimbursement being prior to the rights of the Certificateholders to receive any payments from any Reserve Fund or from any related Insurance Proceeds, Liquidation Proceeds or any proceeds of alternative credit enhancement.

      Evidence as to Compliance

      Each Pooling and Servicing Agreement will provide that the Master Servicer or Certificate Administrator, as appropriate, will, with respect to each series of Certificates, deliver to the Trustee, on or before the date in each year specified in the related Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of the activities of the Master Servicer (or the Certificate Administrator) during the preceding calendar year relating to its servicing of mortgage loans and its performance under pooling and servicing agreements, including such Pooling and Servicing Agreement has been made under the supervision of such officer, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer (or the Certificate Administrator) has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all its obligations under such Pooling and Servicing Agreement throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of any such obligation, such statement shall include a description of such noncompliance or specify each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each
Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof. In addition, each Pooling and Servicing Agreement will provide that the Master Servicer or the Certificate Administrator, as the case may be, will cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a report stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, on comparable statements prepared in connection with examinations conducted in similar manners.

      Certain Other Matters Regarding Servicing

      Each Servicer, the Master Servicer or the Certificate Administrator, as applicable, may not resign from its obligations and duties under the related Pooling and Servicing Agreement unless each Rating Agency has confirmed in writing that the resignation will not qualify, reduce or cause to be withdrawn the then current ratings on the Certificates or upon a determination that its duties thereunder are no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer or administrator has assumed the Servicer's, the Master Servicer's or the
Certificate Administrator's obligations and duties under such Pooling and Servicing Agreement. A Servicer, the Master Servicer or the Certificate Administrator, as applicable, may be removed upon the occurrence of certain Events of Default described below under "The Pooling and Servicing Agreement--Events of Default" and "--Rights Upon Event of Default."

      Each Pooling and Servicing Agreement will also provide that neither the Servicer, the Master Servicer or the Certificate Administrator, nor any director, officer, employee or agent thereof, will be under any liability to the Trust or the Certificateholders for any action taken or for restraining from taking any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment. However, neither the Servicer, the Master Servicer or the Certificate Administrator nor any such person will be protected against any liability which would otherwise be imposed by reason of the failure to perform its obligations in compliance with any standard of care set forth in the Pooling and Servicing Agreement. The Servicer, the Master Servicer or the Certificate Administrator, as applicable, may, in its discretion, undertake any such action that it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust and the Servicer, the Master Servicer or the Certificate Administrator will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

      The Master Servicer or Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan or Contract and (ii) extend the Due Date for payments due on a Mortgage Loan or Contract, if the Master Servicer or Servicer has determined that any such waiver or extension will not impair the coverage of any related insurance policy, materially adversely affect the lien of the related Mortgage or, if a REMIC election has been made with respect to the Trust, adversely affect such REMIC status. The Master Servicer or Servicer may also waive or modify any term of a Mortgage Loan so long as the Master Servicer or Servicer has determined that such waiver or modification is not materially adverse to any Certificateholders, taking into account any estimated loss that may result absent such action.

      The Master Servicer will be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under the Pooling and Servicing Agreement.

      A Servicer, the Master Servicer or the Certificate Administrator may have other business relationships with the Depositor, any Mortgage Collateral Seller or their affiliates.

      Special Servicing and Special Servicing Agreements

      The Pooling and Servicing Agreement for a series of Certificates may name a special servicer (a "Special Servicer"), which will be responsible for the servicing of certain delinquent Mortgage Loans or Contracts. The Special Servicer may have discretion to extend relief to certain Mortgagors whose payments become delinquent. The Special Servicer may be permitted to grant a period of temporary indulgence to a Mortgagor or may enter into a repayment plan providing for repayment of arrearages by such Mortgagor, in each case without the prior approval of the Master Servicer or the Servicer. Other types of forbearance may require the approval of the Master Servicer or Servicer, as applicable.

     In addition, the Master Servicer may enter into various agreements with holders of one or more classes of Subordinate Certificates or of a class of securities representing interests in one or more classes of Subordinate Certificates. Pursuant to the terms of such agreements, such holder may, with respect to certain delinquent Mortgage Loans:

      instruct the Master Servicer to commence or delay foreclosure proceedings, provided that the holder deposits a specified amount of cash with the Master Servicer which will be available for distribution to Certificateholders in the event that liquidation proceeds are less than they otherwise may have been had the Master Servicer acted pursuant to its normal servicing procedures;

      instruct the Master Servicer to purchase such Mortgage Loans from the Trust prior to the commencement of foreclosure proceedings at the Purchase Price and to resell such Mortgage Loans to such holder, in which case any subsequent loss with respect to such Mortgage Loans will not be allocated to the Certificateholders;

      become, or designate a third party to become, a Subservicer with respect to such Mortgage Loans so long as (i) the Master Servicer has the right to transfer the subservicing rights and obligations of such Mortgage Loans to another Subservicer at any time or (ii) such holder (or its servicing designee) is required to service the Mortgage Loans according to the Master Servicer's servicing guidelines; or

      other types of special servicing arrangements that are described in the related Prospectus Supplement.

      Enforcement of "Due-on-Sale" Clauses

      Unless otherwise specified in the related Prospectus Supplement, when any Mortgaged Property relating to a Mortgage Loan or Contract (other than an ARM Loan described below) is about to be conveyed by the Mortgagor, the Master Servicer or the Servicer, as applicable, directly or through a Subservicer, to the extent it has knowledge of such proposed conveyance, generally will be obligated to exercise the Trustee's rights to accelerate the maturity of such Mortgage Loan or Contract under any due-on-sale clause applicable thereto. A due-on-sale clause will be enforced only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. See "Certain Legal Aspects of Mortgage Loans and Contracts--The Mortgage Loans--Enforceability of Certain Provisions" and "--The Contracts--'Due-on-Sale' Clauses." If the Master Servicer, Servicer or Subservicer is prevented from enforcing a due-on-sale clause under applicable law or if the Master Servicer, Servicer or Subservicer determines that it is reasonably likely that a legal action would be instituted by the related Mortgagor to avoid enforcement of such due-on-sale clause, the Master Servicer, Servicer or Subservicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note or Contract subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan or Contract if the Master Servicer, Servicer or Subservicer shall have determined in good faith that such release will not adversely affect the collectability of the Mortgage Loan or Contract. In the event of the sale of a Mortgaged Property subject to an ARM Loan, such ARM Loan may be assumed if it is by its terms assumable and if, in the reasonable judgment of the Master Servicer, Servicer or Subservicer, the proposed transferee of the related Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note or Contract may not be altered. Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Master Servicer, Servicer or Subservicer may approve such a request if it has determined, exercising its good faith business judgment, that such approval will not adversely affect the security for, and the timely and full collectability of, the related Mortgage Loan or Contract. Any fee collected by the Master Servicer, Servicer or Subservicer for entering into an assumption or substitution of liability agreement or for processing a request for partial release of the Mortgaged Property generally will be retained by the Master Servicer, Servicer or Subservicer as additional servicing compensation.

Realization Upon Defaulted Property

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (or, in the case of Contracts in certain states, by repossession of the related Manufactured Home), the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan or Contract, such Mortgage Loan (an "REO Mortgage Loan") or Contract (an "REO Contract") will be considered for most purposes to be an outstanding Mortgage Loan or Contract held in the Trust until such time as the Mortgaged Property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a "Liquidated Mortgage Loan") or Contract (a "Liquidated Contract"). For purposes of calculations of amounts distributable to Certificateholders in respect of an REO Mortgage Loan or an REO Contract, the amortization schedule in effect at the time of any such acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, such amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as such REO Mortgage Loan or REO Contract is considered to remain in the Trust. If a REMIC election has been made, any Mortgaged Property so acquired by the Trust must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the Trust as a REMIC. To the extent provided in the related Pooling and Servicing Agreement, any income (net of expenses and other than gains described below) received by the Subservicer, Servicer or Master Servicer on such Mortgaged Property prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time for making payments to Certificateholders.

      With respect to a Mortgage Loan or Contract in default, the Master Servicer or Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer or Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. If such Mortgage Loan is an Additional Collateral Loan, the Master Servicer (or the related Subservicer) may proceed against the related Mortgaged Property or the related Additional Collateral first or may proceed against both concurrently (as permitted by applicable law and the terms under which such Additional Collateral is held, including any third-party guarantee). Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan or Contract will be removed from the related Trust. The Master Servicer or Servicer may elect to treat a defaulted Mortgage Loan or Contract as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan or Contract thereafter incurred will be reimbursable to the Master Servicer or Servicer (or any Subservicer) from any amounts otherwise distributable to the related Certificateholders, or may be offset by any subsequent recovery related to such Mortgage Loan or Contract. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to Certificateholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the Master Servicer or Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan or Contract.

      With respect to certain series of Certificates, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide, to the extent of coverage thereunder, that a defaulted Mortgage Loan or Contract or REO Mortgage Loan or REO Contract will be removed from the Trust prior to the final liquidation thereof. In addition, the Master Servicer or Servicer may have the option to purchase from the Trust any defaulted Mortgage Loan or Contract after a specified period of delinquency. Unless otherwise specified in the related Prospectus Supplement, if a final liquidation of a Mortgage Loan or Contract resulted in a Realized Loss and within two years thereafter the Master Servicer or Servicer receives a subsequent recovery specifically related to such Mortgage Loan or Contract (in connection with a related breach of a representation or warranty or otherwise), such subsequent recovery shall be distributed to the then-current Certificateholders of any outstanding class to which such Realized Loss was allocated (with the amounts to be distributed allocated among such classes in the same proportions as such Realized Loss was allocated), provided that no such distribution shall result in distributions on the Certificates of any such class in excess of the total amount of the Realized Loss that was allocated to such class. In the case of a series of Certificates other than a Senior/Subordinate Series, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide for reinstatement subject to certain conditions in the event that, following the final liquidation of a Mortgage Loan or Contract and a draw under such credit enhancement, subsequent recoveries are received. If a defaulted Mortgage Loan or Contract or REO Mortgage Loan or REO Contract is not so removed from the Trust, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Certificateholders will bear such loss. However, if a gain results from the final liquidation of an REO Mortgage Loan or REO Contract which is not required by law to be remitted to the related Mortgagor, the Master Servicer or the Servicer will be entitled to retain such gain as additional servicing compensation unless the related Prospectus Supplement provides otherwise. For a description of the Certificate Administrator's, the Master Servicer's or the Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans or Contracts, see "Description of Credit Enhancement" and "Insurance Policies on Mortgage Loans or Contracts."

      For a discussion of legal rights and limitations associated with the foreclosure of a Mortgage Loan or Contract, see "Certain Legal Aspects of Mortgage Loans and Contracts."

      The Master Servicer or the Certificate Administrator, as applicable, will deal with any defaulted Agency Securities in the manner set forth in the related Prospectus Supplement.

                                SUBORDINATION

General

      A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as set forth in the related Prospectus Supplement. Subordination of the Subordinate Certificates of any Senior/Subordinate Series will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or
Subordinate) Certificates, as specified in the related Prospectus Supplement. With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates and then to principal of the Senior Certificates up to the amounts described in the related Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

      With respect to any defaulted Mortgage Loan or Contract that is finally liquidated, the amount of loss realized, if any (as described in the related Pooling and Servicing Agreement, a "Realized Loss"), will equal the portion of the Stated Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer or Servicer for related Advances and expenses) towards interest and principal owing on the Mortgage Loan. With respect to a Mortgage Loan or Contract, the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss. If so provided in the Pooling and Servicing Agreement, the Master Servicer may be permitted, under certain circumstances, to purchase any Mortgage Loan that is three or more months delinquent in payments of principal and interest, at the Purchase Price. If so specified in the related Prospectus Supplement, any Realized Loss incurred in connection with any such Mortgage Loan will be passed through to the then outstanding Certificateholders of the related series in the same manner as Realized Losses on Mortgage Loans that have not been so purchased.

      In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary Losses), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders.

      Except as noted below, Realized Losses will be allocated to the Subordinate Certificates of the related series until the outstanding principal balance thereof has been reduced to zero. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement.

     With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties which are generally of the same type as are covered under a Special Hazard Insurance Policy, the amount thereof that may be allocated to the Subordinate Certificates of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Certificates of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Certificates may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Amount"), and the Subordinate Certificates may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro rata basis among all outstanding classes of Certificates. Each of the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the Certificateholders, upon the written confirmation from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby.

      Generally,  any allocation of a Realized Loss  (including a Special Hazard
Loss) to a Certificate will be made by reducing the outstanding principal balance thereof as of the Distribution Date following the calendar month in which such Realized Loss was incurred. At any given time, the percentage of the outstanding principal balances of all of the Certificates evidenced by the Senior Certificates is the "Senior Percentage," determined in the manner set forth in the related Prospectus Supplement. The " Stated Principal Balance" of any item of Mortgage Collateral as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether received or not, reduced by all amounts allocable to principal that are distributed to Certificateholders on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to any Certificates on or before such date.

      As set forth above, the rights of holders of the various classes of Certificates of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each such class (or, if applicable, the related notional amount). The outstanding principal balance of any Certificate will be reduced by all amounts previously distributed on such Certificate in respect of principal and by any Realized Losses allocated thereto. If there are no Realized Losses or Principal Prepayments on any item of Mortgage Collateral, the respective rights of the holders of Certificates of any series to future distributions generally would not change. However, to the extent set forth in the related Prospectus Supplement, holders of Senior Certificates may be entitled to receive a disproportionately larger amount of prepayments received during certain specified periods, which will have the effect (absent offsetting losses) of accelerating the amortization of the Senior Certificates and increasing the respective percentage ownership interest evidenced by the Subordinate Certificates in the related Trust (with a corresponding decrease in the Senior Percentage), thereby preserving the availability of the subordination provided by the Subordinate Certificates. In addition, as set forth above, certain Realized Losses generally will be allocated first to Subordinate Certificates by reduction of the outstanding principal balance thereof, which will have the effect of increasing the respective ownership interest evidenced by the Senior Certificates in the related Trust.

      If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution Date to holders of Subordinate Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit Enhancement--Reserve Funds" and in the related Prospectus Supplement.

      With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.

Overcollateralization

     If so specified in the related Prospectus Supplement, interest collections on the Mortgage Collateral may exceed interest payments on the Certificates for the related Distribution Date. To the extent such excess interest is applied as principal payments on the Certificates, the effect will be to reduce the principal balance of the Certificates relative to the outstanding balance of the Mortgage Loans, thereby creating "Overcollateralization" and additional protection to the Certificateholders, as specified in the related Prospectus Supplement.

                      DESCRIPTION OF CREDIT ENHANCEMENT

General

      Credit support with respect to each series of Certificates may be comprised of one or more of the following components. Each component will have a dollar limit and will provide coverage with respect to Realized Losses that are
(i) attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note or Contract, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such losses, "Defaulted Mortgage Losses"); (ii) of a type generally covered by a Special Hazard Insurance Policy (any such losses, "Special Hazard Losses");
(iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or Contract or an extension of its maturity (any such losses, "Bankruptcy Losses"); and (iv) incurred on defaulted Mortgage Loans or Contracts as to which there was fraud in the origination of such Mortgage Loans or Contracts (any such losses, "Fraud Losses").

      Unless otherwise specified in the related Prospectus Supplement, credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by credit support or which are not covered by the credit support, Certificateholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses, Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the credit enhancement for any series of Certificates is exhausted, the Certificateholders will bear all further risks of loss not otherwise insured against.

      As set forth below and in the related Prospectus Supplement, (i) coverage with respect to Defaulted Mortgage Losses may be provided by a Mortgage Pool Insurance Policy or Contract Pool Insurance Policy, (ii) coverage with respect to Special Hazard Losses may be provided by a Special Hazard Insurance Policy,
(iii) coverage with respect to Bankruptcy Losses may be provided by a Bankruptcy Bond and (iv) coverage with respect to Fraud Losses may be provided by a Mortgage Pool Insurance Policy or mortgage repurchase bond. In addition, if so specified in the applicable Prospectus Supplement, in lieu of or in addition to any or all of the foregoing arrangements, credit enhancement may be in the form of a Reserve Fund to cover such losses, in the form of subordination of one or more classes of Certificates or Overcollateralization, each as described under "Subordination," or in the form of a Certificate Insurance Policy, a Letter of Credit, surety bonds or other types of insurance policies, certain other secured or unsecured corporate guarantees or in such other form as may be described in the related Prospectus Supplement, or in the form of a combination of two or more of the foregoing. The credit support may be provided by an assignment of the right to receive certain cash amounts, a deposit of cash into a Reserve Fund or other pledged assets, or by banks, insurance companies, guarantees or any combination thereof identified in the related Prospectus Supplement. Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations set forth in any such insurance policy. As set forth in the Pooling and Servicing Agreement, credit support may apply to all of the Mortgage Loans or to certain Mortgage Loans contained in a Mortgage Pool.

      Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support. Additionally, each such Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement.

      The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which will be exhibits to the Current Report on Form 8-K to be filed with the Commission in connection with the issuance of the related series of Certificates.

Letters of Credit

      If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Mortgage Collateral. The Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement. On or before each Distribution Date, the Letter of Credit Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby. The Letter of Credit may also provide for the payment of Advances.

Mortgage Pool Insurance Policies

      Any pool-wide insurance policy covering losses on Mortgage Loans (each, a "Mortgage Pool Insurance Policy") obtained by the Depositor for a Trust will be issued by the insurer named in the related Prospectus Supplement (the "Pool Insurer"). Each Mortgage Pool Insurance Policy, subject to the limitations described below and in the Prospectus Supplement, if any, will cover Defaulted Mortgage Losses in an amount specified in the applicable Prospectus Supplement. As set forth under "--Maintenance of Credit Enhancement" below, the Master Servicer, Servicer or Certificate Administrator, as applicable, will use its best reasonable efforts to maintain the Mortgage Pool Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

      Each Mortgage Pool Insurance Policy will provide that no claims may be validly presented thereunder unless, among other things, (i) any required
Primary Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled, (ii) hazard insurance on the property securing such Mortgage Loan has been kept in force and real estate taxes and other protection and preservation expenses have been paid by the Master Servicer, Servicer or Subservicer, (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-off Date and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued and unpaid interest at the applicable Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer, Servicer or Subservicer on behalf of the Trustee and Certificateholders, or (b) to pay the amount by which the sum of the outstanding principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related Primary Insurance Policy. Certificateholders will experience a shortfall in the amount of interest payable on the related
Certificates in connection with the payment of claims under a Mortgage Pool Insurance Policy because the Pool Insurer is only required to remit unpaid interest through the date a claim is paid rather than through the end of the month in which such claim is paid. In addition, the Certificateholders will also experience losses with respect to the related Certificates in connection with payments made under a Mortgage Pool Insurance Policy to the extent that the Master Servicer, Servicer or Subservicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a Mortgage Pool Insurance Policy, as those amounts will not be covered by payments under such policy and will be reimbursable to the Master
Servicer, Servicer or Subservicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any (see "--Special Hazard Insurance Policies" below for risks which are not covered by such policies), from the related hazard insurance policy or applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer, Servicer or Subservicer is not required to expend its own funds to restore the damaged property unless it determines that (a) such restoration will increase the proceeds to
Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer, Servicer or Subservicer for its expenses and (b) such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

      Unless  otherwise  specified  in  the  related  Prospectus  Supplement,  a
Mortgage Pool Insurance Policy (and certain Primary Insurance Policies) will likely not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the Mortgage Collateral Seller or other persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. Depending upon the nature of the event, a breach of representation made by a Mortgage Collateral Seller may also have occurred. Such a breach, unless otherwise specified in the related Prospectus Supplement, would not give rise to a repurchase obligation on the part of the Depositor or Residential Funding.

      The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid includes certain expenses incurred by the Master Servicer, Servicer or Subservicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See " Certain Legal Aspects of Mortgage Loans and Contracts--Foreclosure." Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the related Certificateholders. In addition, unless the Master Servicer or Servicer determines that an Advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, the Master Servicer or Servicer would not be obligated to make an Advance respecting any such delinquency since the Advance would not be ultimately recoverable to it from either the Mortgage Pool Insurance Policy or from any other related source. See "Description of the Certificates--Advances."

      Since each Mortgage Pool Insurance Policy will require that the property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy will not provide coverage against hazard losses. As set forth under "Insurance Policies on Mortgage Loans or Contracts--Standard Hazard Insurance on Mortgaged Properties," the hazard policies covering the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of such losses. Additionally, no coverage in respect of Special Hazard Losses, Fraud Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See "--Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by Certificateholders.

      Contract Pools may be covered by pool insurance policies (each, a "Contract Pool Insurance Policy") that are similar to the Mortgage Pool Insurance Policies described above.

Special Hazard Insurance Policies

      Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained for a Trust will be issued by the insurer named in the related Prospectus Supplement (the "Special Hazard Insurer"). Each Special Hazard Insurance Policy, subject to limitations described below and in the related Prospectus Supplement, if any, will protect the related Certificateholders from Special Hazard Losses which are (i) losses due to direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Insurance Policies on Mortgage Loans or Contracts." A Special Hazard Insurance Policy will not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor. Aggregate claims under a Special Hazard Insurance Policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as set forth in such related Pooling and Servicing Agreement. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan or Contract has been kept in force and other protection and preservation expenses have been paid by the Master Servicer or Servicer.

      Subject to the foregoing limitations, a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer, Servicer or Subservicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan or Contract at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred by the Master Servicer, Servicer or Subservicer with respect to such property. If the property is transferred to a third party in a sale approved by the Special Hazard Insurer, the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard
Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. Restoration of the property with the proceeds described under (i) above will satisfy the condition under each Mortgage Pool Insurance Policy or Contract Pool Insurance Policy that the property be restored before a claim under such policy may be validly presented with respect to the defaulted Mortgage Loan or Contract secured by such property. The payment described under (ii) above will render presentation of a claim in respect of such Mortgage Loan or Contract under the related Mortgage Pool Insurance Policy or Contract Pool Insurance Policy unnecessary. Therefore, so long as a Mortgage Pool Insurance Policy or Contract Pool Insurance Policy remains in effect, the payment by the insurer under a Special Hazard Insurance Policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan or Contract plus accrued interest and certain expenses will not affect the total Insurance Proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy or Contract Pool Insurance Policy.

      To the extent set forth in the related Prospectus Supplement, coverage in respect of Special Hazard Losses for a series of Certificates may be provided, in whole or in part, by a type of special hazard coverage other than a Special Hazard Insurance Policy or by means of a representation of the Depositor or Residential Funding.

Bankruptcy Bonds

      In the event of a personal bankruptcy of a Mortgagor, a bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor (and, if specified in the related Prospectus Supplement, any related Additional Collateral) at an amount less than the then outstanding principal balance of the Mortgage Loan or Contract secured by such Mortgaged Property (such difference, a "Deficient Valuation"). The amount of the secured debt could then be reduced to such value and, thus, the holder of such Mortgage Loan or Contract would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan or Contract exceeds the value assigned to the Mortgaged Property (and any related Additional Collateral) by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan or Contract can result from a bankruptcy proceeding, including a reduction in the amount of the Monthly Payment on the related Mortgage Loan, but not any permanent forgiveness of principal (a "Debt Service Reduction"). See "Certain Legal Aspects of Mortgage Loans and Contracts--Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." Any Bankruptcy Bond to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a Trust will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement.

Reserve Funds

      If so specified in the related Prospectus Supplement, the Depositor will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in such Prospectus Supplement. In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Subordinate Certificates, from the Excess Spread, Excluded Spread or otherwise. To the extent that the funding of the Reserve Fund is dependent on amounts otherwise payable on related Subordinate Certificates, Excess Spread, Excluded Spread or other cash flows attributable to the related Mortgage Loans or on reinvestment income, the Reserve Fund may provide less coverage than initially expected if the cash flows or reinvestment income on which such funding is dependent are lower than anticipated. With respect to any series of Certificates as to which credit enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Certificateholders, or applied to reimburse the Master Servicer or Servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust. A Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Depositor, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

      Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of a Servicer, the Master Servicer, the Certificate Administrator or any other person named in the related Prospectus Supplement.

Certificate Insurance Policies; Surety Bonds

      If so specified in the related Prospectus Supplement, the Depositor may obtain one or more certificate insurance policies (each, a "Certificate Insurance Policy"), one or more surety bonds (each, a "Surety Bond"), or one or more guarantees, issued by insurers or other parties acceptable to the Rating Agency or Agencies rating the Certificates offered, as specified in the related Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any Certificate Insurance Policy, Surety Bond or guaranty will have the characteristics described in, and will be subject to such limitations and exceptions set forth in, the related Prospectus Supplement.

Maintenance of Credit Enhancement

      If credit enhancement has been obtained for a series of Certificates, the Master Servicer, the Servicer or the Certificate Administrator will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the applicable Pooling and Servicing Agreement or Trust Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or Substitution of Credit Enhancement." The Master Servicer, the Servicer or the Certificate Administrator, as applicable, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Certificate Administrator will agree to pay the premiums for each Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Certificate Insurance Policy or Surety Bond, as applicable, on a timely basis. In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Master Servicer, the Servicer or the Certificate Administrator will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy or bond with a total coverage equal to the then outstanding coverage of such policy or bond. If the cost of the replacement policy is greater than the cost of such policy or bond, the coverage of the replacement policy or bond will, unless otherwise agreed to by the Depositor, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy. In the event that the Pool Insurer ceases to be a Qualified Insurer because it ceases to be approved as an insurer by Freddie Mac, Fannie Mae or any successor entity, the Master Servicer, the Servicer or the Certificate Administrator, as applicable, will review, not less often than monthly, the financial condition of the Pool Insurer with a view toward determining whether recoveries under the Mortgage Pool Insurance Policy or Contract Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer, the Servicer or the Certificate Administrator determines that recoveries are so jeopardized, it will exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy as described above, subject to the same cost limit. Any losses in market value of the Certificates associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the Certificateholders.

      If any property securing a defaulted Mortgage Loan or Contract is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any Letter of Credit, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy or any related Primary Insurance Policy, the Master Servicer or the Servicer, as applicable, is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer or the Servicer, as applicable, for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any Letter of Credit, Mortgage Pool Insurance Policy, Contract Pool Insurance Policy, other credit enhancement or any related Primary Insurance Policy is not available because the Master Servicer or the Servicer, as applicable, has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Master Servicer or the Servicer, as applicable, is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.

Reduction or Substitution of Credit Enhancement

      Unless otherwise specified in the Prospectus Supplement, the amount of credit support provided with respect to any series of Certificates may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non-discretionary basis in accordance with a schedule or formula set forth in the related Pooling and Servicing Agreement or Trust Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Servicer or the Certificate Administrator, as applicable, will not be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Master Servicer, the Servicer or the Certificate Administrator, as applicable, will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Depositor, the Master Servicer or such other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

                         OTHER FINANCIAL OBLIGATIONS
                         RELATED TO THE CERTIFICATES

Swaps and Yield Supplement Agreements

      The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk of Certificateholders from adverse changes in interest rates (collectively, "Swaps"), and other yield supplement agreements or similar yield maintenance arrangements that do not involve swap agreements or other notional principal contracts (collectively, "Yield Supplement Agreements").

      An interest rate Swap is an agreement between two parties ("Counterparties") to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the Counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the Counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates. Interest rate Swaps also permit Counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

     The Swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as principals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps.

      Yield Supplement Agreements may be entered into to supplement the interest rate or rates on one or more classes of the Certificates of any series.

     There can be no assurance that the Trust will be able to enter into or offset Swaps or enter into Yield Supplement Agreements at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the Swaps and Yield Supplement Agreements may provide for termination under certain circumstances, there can be no assurance that the Trust will be able to terminate a Swap or Yield Supplement Agreement when it would be economically advantageous to the Trust to do so

Purchase Obligations

      Certain types of Mortgage Collateral and certain classes of Certificates of any series, as specified in the related Prospectus Supplement, may be subject to a purchase obligation (a "Purchase Obligation") that would become applicable on one or more specified dates, or upon the occurrence of one or more specified events, or on demand made by or on behalf of the applicable Certificateholders. A Purchase Obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, maturity guaranty, put option or demand feature. The terms and conditions of each Purchase Obligation, including the purchase price, timing and payment procedure, will be described in the related Prospectus Supplement. A Purchase Obligation with respect to Mortgage Collateral may apply to that Mortgage Collateral or to the related Certificates. Each Purchase Obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each Purchase Obligation will be evidenced by an instrument delivered to the Trustee for the benefit of the applicable Certificateholders of the related series. Each Purchase Obligation with respect to Mortgage Collateral will be payable solely to the Trustee for the benefit of the Certificateholders of the related series. Other Purchase Obligations may be payable to the Trustee or directly to the holders of the Certificates to which such obligations relate.

             INSURANCE POLICIES ON MORTGAGE LOANS OR CONTRACTS .

      Each Mortgage Loan or Contract will be required to be covered by a hazard insurance policy (as described below) and, in certain cases, a Primary Insurance Policy. In addition, FHA Loans and VA Loans will be covered by the government mortgage insurance programs described below. The descriptions of any insurance policies set forth in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

Primary Mortgage Insurance Policies

      Unless otherwise specified in the related Prospectus Supplement, (i) each Mortgage Loan having a Loan-to-Value Ratio at origination of over 80% (except in the case of certain borrowers with acceptable credit histories) will be covered by a primary mortgage guaranty insurance policy (a "Primary Insurance Policy") insuring against default on such Mortgage Loan as to at least the principal amount thereof exceeding 75% of the Appraised Value of the Mortgaged Property at origination of the Mortgage Loan, unless and until the principal balance of the Mortgage Loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than 80%, and (ii) the Depositor or the related Mortgage Collateral Seller will represent and warrant that, to the best of such entity's knowledge, such Mortgage Loans are so covered. Unless otherwise specified in the Prospectus Supplement, the Depositor will have the ability to cancel any Primary Insurance Policy if the Loan-to-Value Ratio of the Mortgage Loan is reduced below 80% (or a lesser specified percentage) based on an appraisal of the Mortgaged Property after the related Closing Date or as a result of principal payments that reduce the principal balance of the Mortgage Loan after such Closing Date. Mortgage Loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if such coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause such Mortgage Loan's Loan-to-Value Ratio (based on the then-current balance) to subsequently exceed the limits which would have required such coverage upon their origination. Primary Insurance Policies may be required to be obtained and paid for by the Mortgagor, or may be paid for by the Servicer.
      While the terms and conditions of the Primary Insurance Policies issued by one primary mortgage guaranty insurer (a "Primary Insurer") will differ from those in Primary Insurance Policies issued by other Primary Insurers, each Primary Insurance Policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain Primary Insurance Policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a Primary Insurance Policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds received by the insured in excess of the amount required to restore such Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the Primary Insurer, (iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

      As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

      The Pooling and Servicing Agreement for a series generally will require that, to the extent that coverage is available and for so long as a Primary Insurance Policy is required to be maintained, the Master Servicer or Servicer shall maintain, or cause to be maintained, coverage under a Primary Insurance Policy to the extent such coverage was in place on the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. In the event that the Depositor gains knowledge that, as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy (and was not included in any exception to such standard disclosed in the related Prospectus Supplement) and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer or the Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.

      Any primary mortgage insurance or primary credit insurance policies relating to Contracts will be described in the related Prospectus Supplement.

Standard Hazard Insurance on Mortgaged Properties

      The terms of the Mortgage Loans (other than Cooperative Loans) require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located.

      Such coverage generally will be in an amount equal to the lesser of the principal balance of such Mortgage Loan or 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer or Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer or the Servicer by Mortgagors or Subservicers.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement generally requires the Master Servicer or Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

     The hazard insurance policies covering the Mortgaged Properties typically contain a co-insurance clause that in effect requires the related Mortgagor at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the related Mortgagor's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of
(i) the replacement cost of the improvements damaged or destroyed less physical depreciation or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

      Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See "Subordination" above for a description of when subordination is provided, the protection (limited to the Special Hazard Amount as described in the related Prospectus Supplement) afforded by such subordination, and
"Description of Credit Enhancement-Special Hazard Insurance Policies" for a description of the limited protection afforded by any Special Hazard Insurance Policy against losses occasioned by hazards which are otherwise uninsured against.

Standard Hazard Insurance on Manufactured Homes

      The terms of the Pooling and Servicing Agreement will require the Servicer or the Master Servicer, as applicable, to cause to be maintained with respect to each Contract one or more Standard Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the Manufactured Home is located, and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Mortgagor on the related Contract, whichever is less. Such coverage may be provided by one or more blanket insurance policies covering losses on the Contracts resulting from the absence or insufficiency of individual Standard Hazard Insurance Policies. If a Manufactured Home's location was, at the time of origination of the related Contract, within a federally designated flood area, the Servicer or the Master Servicer also will be required to maintain flood insurance.

      If the Servicer or the Master Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer or the Master Servicer will either (i) maintain at its expense hazard insurance with respect to such Manufactured Home or (ii) indemnify the Trustee against any damage to such Manufactured Home prior to resale or other disposition.

FHA Mortgage Insurance

      The Housing Act authorizes various FHA mortgage insurance programs. Some of the Mortgage Loans may be insured under either Section 203(b), Section 234 or
Section 235 of the Housing Act. Under Section 203(b), FHA insures mortgage loans of up to 30 years' duration for the purchase of one- to four-family dwelling units. Mortgage Loans for the purchase of condominium units are insured by FHA under Section 234. Loans insured under these programs must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD, and may not exceed specified percentages of the lesser of the appraised value of the property and the sales price, less seller paid closing costs for the property, up to certain specified maximums. In addition, FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b) and Section 234 programs.

      Under Section 235, assistance payments are paid by HUD to the mortgagee on behalf of eligible mortgagors for as long as the mortgagors continue to be eligible for the payments. To be eligible, a mortgagor must be part of a family, have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

      The regulations governing these programs provide that insurance benefits are payable either (i) upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to HUD or (ii) upon assignment of the defaulted mortgage loan to HUD. The FHA insurance that may be provided under these programs upon the conveyance of the home to HUD is equal to 100% of the outstanding principal balance of the mortgage loan, plus accrued interest, as described below, and certain additional costs and expenses. When entitlement to insurance benefits results from assignment of the mortgage loan to HUD, the insurance payment is computed as of the date of the assignment and includes the unpaid principal amount of the mortgage loan plus mortgage interest accrued and unpaid to the assignment date.

      When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance, the insurance payment is equal to the unpaid principal amount of the mortgage loan, adjusted to reimburse the mortgagee for certain tax, insurance and similar payments made by it and to deduct certain amounts received or retained by the mortgagee after default, plus reimbursement not to exceed two-thirds of the mortgagee's foreclosure costs. Any FHA insurance relating to Contracts underlying a series of Certificates will be described in the related Prospectus Supplement.

VA Mortgage Guaranty

      The Servicemen's Readjustment Act of 1944, as amended, permits a veteran (or, in certain instances, his or her spouse) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit to be occupied as the veteran's home at an interest rate not exceeding the maximum rate in effect at the time the loan is made, as established by HUD. The program has no limit on the amount of a mortgage loan, requires no down payment from the purchaser and permits the guaranty of mortgage loans with terms, limited by the estimated economic life of the property, up to 30 years. The maximum guaranty that may be issued by the VA under this program is 50% of the original principal amount of the mortgage loan up to a certain dollar limit established by the VA. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option, and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage upon its assignment to the VA.

      Since there is no limit imposed by the VA on the principal amount of a VA-guaranteed mortgage loan but there is a limit on the amount of the VA guaranty, additional coverage under a Primary Mortgage Insurance Policy may be required by the Depositor for VA loans in excess of certain amounts. The amount of any such additional coverage will be set forth in the related Prospectus Supplement. Any VA guaranty relating to Contracts underlying a series of Certificates will be described in the related Prospectus Supplement.

                                THE DEPOSITOR

      The Depositor is an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc. ("GMAC Mortgage"), which is a wholly-owned subsidiary of General
Motors Acceptance Corporation. The Depositor was incorporated in the State of Delaware in August 1995. The Depositor was organized for the purpose of acquiring mortgage loans and contracts and issuing securities backed by such mortgage loans or contracts. The Depositor anticipates that it will in many cases have acquired Mortgage Loans indirectly through Residential Funding, which is also an indirect wholly-owned subsidiary of GMAC Mortgage. The Depositor does not have, nor is it expected in the future to have, any significant assets.

      The Certificates do not represent an interest in or an obligation of the Depositor. The Depositor's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Depositor or as otherwise provided in the related Prospectus Supplement.

      The Depositor maintains its principal office at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000.

                       RESIDENTIAL FUNDING CORPORATION

      Unless  otherwise   specified  in  the  related   Prospectus   Supplement,
Residential Funding, an affiliate of the Depositor, will act as the Master Servicer or Certificate Administrator for each series of Certificates.

      Residential Funding buys conventional mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others. Residential Funding's principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is (612) 832-7000. Residential Funding conducts operations from its headquarters in Minneapolis and from offices located in California, Florida, Georgia, Maryland and New York. At December 31, 1998, Residential Funding was master servicing a first lien loan portfolio of approximately $54.8 billion and a second lien loan portfolio of approximately $3.0 billion.

      Residential Funding's delinquency, foreclosure and loan loss experience as of the end of the most calendar quarter for which such information is available on the portfolio of loans for which it acts as master servicer and that were originated generally in accordance with the Program will be summarized in each Prospectus Supplement relating to a Mortgage Pool for which Residential Funding will act as master servicer. There can be no assurance that such experience will be representative of the results that may be experienced with respect to any particular series of Certificates.

                     THE POOLING AND SERVICING AGREEMENT

      As described above under "Description of the Certificates--General," each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement or, if the Trust for a series of Certificates contains Agency Securities, a Trust Agreement. The discussion below covers Pooling and Servicing Agreements, but its terms are also generally applicable to Trust Agreements. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement and are qualified entirely by reference to the actual terms of the Pooling and Servicing Agreement for a series of Certificates.

Servicing and Administration

      The Pooling and Servicing Agreement for a series of Certificates will set forth the party responsible for performing servicing functions for such series which may be the Master Servicer or one or more Servicers. If there is more than one Servicer and there is no Master Servicer, a Certificate Administrator may be party to the Pooling and Servicing Agreement. The Certificate Administrator will not be responsible for servicing Mortgage Loans or Contracts and instead will perform certain specified administrative and reporting functions with regard to the Trust In addition, if the Trust for a series of Certificates contains Agency Securities, generally the Certificate Administrator will perform collection, administrative and reporting functions pursuant to a Trust Agreement and no Master Servicer or Servicer will be appointed for such series.

      The Master Servicer or any Servicer for a series of Certificates generally
will   perform   the   functions   set   forth   under   "Description   of   the
Certificates-Servicing and Administration of Mortgage Collateral" above.

Events of Default

      Events of Default under the Pooling and Servicing Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus Supplement, will include: (i) in the case of a Trust including Mortgage Loans or Contracts, any failure by the Certificate Administrator, the Master Servicer or a Servicer (if such Servicer is a party to the Pooling and Servicing Agreement) to make a required deposit to the Certificate Account or, if the Certificate Administrator or the Master Servicer is the Paying Agent, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer or the Certificate Administrator, as applicable, by the Trustee or the Depositor, or to the Master Servicer, the Certificate Administrator, the Depositor and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer or the Certificate Administrator, as applicable, duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer or the Certificate Administrator, as applicable, by the Trustee or the Depositor, or to the Master Servicer, the Certificate Administrator, the Depositor and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% (33% in the case of a Trust including Agency Securities) of the aggregate Percentage Interests constituting such class; and
(iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer or the Certificate Administrator, as applicable, and certain actions by the Master Servicer or the Certificate Administrator indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Agency Securities included in any Trust will not constitute an Event of Default under the related Pooling and Servicing Agreement.

Rights Upon Event of Default

      So long as an Event of Default remains unremedied, either the Depositor or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust, the Trustee shall, by written notification to the Master Servicer or the Certificate Administrator, as applicable, and to the Depositor or the Trustee, terminate all of the rights and obligations of the Master Servicer or the Certificate Administrator under the Pooling and Servicing Agreement (other than any rights of the Master Servicer or the Certificate Administrator as Certificateholder) covering such Trust and in and to the Mortgage Collateral and the proceeds thereof, whereupon the Trustee or, upon notice to the Depositor and with the Depositor's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer or the Certificate Administrator under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Collateral under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a Fannie Mae or Freddie Mac approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Master Servicer or the Certificate Administrator under the Pooling and Servicing Agreement.

      No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

      Each Pooling and Servicing Agreement may be amended by the Depositor, the Master Servicer, the Certificate Administrator or any Servicer, as applicable, and the Trustee, without the consent of the related Certificateholders: (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error;
(iii) to change the timing and/or nature of deposits in the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained (except that (a) deposits to the Certificate Account may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency); (iv) if a REMIC election has been made with respect to the related Trust, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk and (2) such action will not adversely affect in any material respect the interests of any related Certificateholder or (b) to modify the provisions regarding the transferability of the REMIC Residual Certificates, provided that the Depositor has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any Certificateholder; or (vi) to amend any provision that is not material to holders of any class of related Certificates.

      The Pooling and Servicing Agreement may also be amended by the Depositor, the Master Servicer, the Certificate Administrator or any Servicer, as applicable, and the Trustee with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Collateral which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

      Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Certificate Administrator, any Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a material tax on the related Trust or cause such Trust to fail to qualify as a REMIC.

Termination; Retirement of Certificates

      The obligations created by the Pooling and Servicing Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Depositor, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master Servicer or any Servicer and required to be paid to Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last item of Mortgage Collateral subject thereto and all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan or Contract and
(ii) the purchase by the Master Servicer, the Certificate Administrator, a Servicer or the Depositor or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust for such series of all remaining Mortgage Collateral and all property acquired in respect of such Mortgage Collateral. In addition to the foregoing, the Master Servicer, the Certificate Administrator or the Depositor may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer, the Certificate Administrator or the Depositor, the Mortgage Collateral may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust, or the Certificates so purchased may be held or resold by the Master Servicer, the Certificate Administrator or the Depositor. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer, the Certificate Administrator or a Servicer, as applicable, because of such termination.

      Any such purchase of Mortgage Collateral and property acquired in respect of Mortgage Collateral evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Certificate Administrator, a Servicer, the Depositor or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Mortgage Collateral and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.

      In addition to the optional repurchase of the property in the related Trust described above, if so specified in the related Prospectus Supplement, a holder of a class of Certificates of the related series (the "Call Class") will have the right, solely at its discretion, to terminate the related Trust and thereby effect early retirement of the Certificates of such series, on any Distribution Date after the 12th Distribution Date following the date of initial issuance of the related series of Certificates and until such date as the optional termination rights of the Master Servicer and the Depositor become exercisable. The Call Class will not be offered under the Prospectus Supplement. Any such call will be of the entire Trust at one time; multiple calls with respect to any series of Certificates will not be permitted. In such case, the holders of the Certificates will be paid a price equal to 100% of the principal balance of such Certificates as of the day of such purchase plus accrued interest thereon at the applicable Pass-Though Rate (the "Call Price"). To exercise such call, the Call Class holder must remit to the related Trustee for distribution to the Certificateholders funds equal to the Call Price. If such funds are not deposited with the related Trustee, the Certificates of such series will remain outstanding. In addition, in the case of a Trust for which a REMIC election or elections have been made, such termination will be effected in a manner consistent with applicable Federal income tax regulations and its status as a REMIC. In connection with a call by the Call Class, the final payment to the Certificateholders will be made upon surrender of the related Certificates to the Trustee. Once the Certificates have been surrendered and paid in full, there will not be any further liability to Certificateholders.

The Trustee

      The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor and/or its affiliates, including Residential Funding.

      The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                             YIELD CONSIDERATIONS

      The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass-Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Collateral and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

      The amount of interest payments with respect to each item of Mortgage Collateral distributed (or accrued in the case of Deferred Interest or Accrual Certificates) monthly to holders of a class of Certificates entitled to payments of interest will be calculated on the basis of such class's specified percentage of each such payment of interest (or accrual in the case of Accrual
Certificates)  and  will  be  expressed  as  a  fixed,  adjustable  or  variable
Pass-Through Rate payable on the outstanding principal balance or notional amount of such Certificate, or any combination of such Pass-Through Rates, calculated as described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." Holders of Strip Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average net interest rate of the underlying Mortgage Collateral will be affected by disproportionate prepayments and repurchases of Mortgage Collateral having higher amounts payable to the Strip Certificates or higher interest rates, as applicable.

      The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest will accrue on each Mortgage Loan or Contract from the first day of each month, the distribution of such interest will be made on the 25th day (or, if such day is not a business day, the next succeeding business day) of the month following the month of accrual or, in the case of a Trust including Agency Certificates, such other day that is specified in the related Prospectus Supplement.

      A class of Certificates may be entitled to payments of interest at a fixed, variable or adjustable Pass-Through Rate, or any combination of such Pass-Through Rates, as specified in the related Prospectus Supplement. A variable Pass-Through Rate may be calculated based on the weighted average of the Mortgage Rates (net of Servicing Fees and any Certificate Administrator fee, Excess Spread or Excluded Spread (each, a "Net Mortgage Rate")) of the related Mortgage Collateral for the month preceding the Distribution Date, by reference to an index or otherwise. The aggregate payments of interest on a class of Certificates, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Certificates (or the rate of reduction in the notional amount of Certificates entitled to payments of interest only) and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Certificates will also be affected by liquidations of Mortgage Loans or Contracts following Mortgagor defaults and by purchases of Mortgage Collateral in the event of breaches of representations made in respect of such Mortgage Collateral by the Depositor, the Master Servicer and others, or conversions of ARM Loans to a fixed interest rate. See "The Trusts--Representations with Respect to Mortgage Collateral."

      In general, if a Certificate is purchased at a premium over its face amount and payments of principal on the related Mortgage Collateral occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Certificates is purchased at a discount from its face amount and payments of principal on the related Mortgage Collateral occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. If Strip Certificates are issued evidencing a right to payments of interest only or disproportionate payments of interest, a faster than expected rate of principal prepayments on the Mortgage Collateral will negatively affect the total return to investors in any such Certificates. If Strip Certificates are issued evidencing a right to payments of principal only or disproportionate payments of principal, a slower than expected rate of principal payments on the Mortgage Collateral could negatively affect the anticipated yield on such Strip Certificates. If Certificates with either of the foregoing characteristics are issued, the total return to investors of such Certificates will be extremely sensitive to such prepayments. In addition, the total return to investors of Certificates evidencing a right to distributions of interest at a rate that is based on the weighted average Net Mortgage Rate of the Mortgage Collateral from time to time will be adversely affected by principal prepayments on Mortgage Collateral with Mortgage Rates higher than the weighted average Mortgage Rate on the Mortgage Collateral. In general, mortgage loans or manufactured housing contracts with higher Mortgage Rates prepay at a faster rate than mortgage loans or manufactured housing contracts with lower Mortgage Rates. The yield on a class of Strip Certificates that is entitled to receive a portion of principal or interest from each item of Mortgage Collateral in a Trust will be affected by any losses on the Mortgage Collateral because of the effect on timing and amount of payments. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with or at a multiple of an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Collateral than other classes of Certificates.

      The rate of defaults on the Mortgage Loans or Contracts will affect the rate and timing of principal prepayments on such Mortgage Collateral and, thus, the yield on the Certificates. Defaults on the Mortgage Loans or Contracts may lead to Realized Losses upon foreclosure and liquidation. To the extent Realized Losses are not covered by any credit enhancement, they will be allocated to Certificates as described in the related Prospectus Supplement and, accordingly, will affect the yield on such Certificates. In general, defaults on mortgage loans or manufactured housing contracts are expected to occur with greater frequency in their early years.

      In addition, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans or Contracts will be affected by the general economic condition of the region of the country or the locality in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. The yield on any class of Certificates and the timing of principal payments thereon may also be affected by certain modifications or actions that may be approved by the Master Servicer or a Special Servicer as described herein under "Description of the Certificates--Servicing and Administration of Mortgage Collateral--Collection and Other Servicing Procedures" and "--Special Servicing and Special Servicing Agreements" in connection with a Mortgage Loan that is in default (or if a default is reasonably foreseeable).

      Mortgage Loans or Contracts may have been originated using underwriting standards that are less stringent than the underwriting standards applied by other first mortgage loan purchase programs such as those run by Fannie Mae or Freddie Mac or by the Company's affiliate, Residential Funding, for the purpose of collateralizing securities issued by Residential Funding Mortgage Securities I, Inc. The rate of default on refinance, limited documentation or no documentation mortgage loans, and on mortgage loans or manufactured housing contracts with higher Loan-to-Value Ratios, borrowers whose income is not required to be stated in the loan application, and mortgage loans with Loan-to-Value Ratios over 80% that do not require primary mortgage insurance, may be higher than on other mortgage loans or manufactured housing contracts. Likewise, the rate of default on mortgage loans or manufactured housing contracts that are secured by investment properties or mortgaged properties with smaller or larger parcels of land or mortgage loans that are made to
International Borrowers may be higher than on other mortgage loans or manufactured housing contracts. In addition, Manufactured Homes may decline in value even in areas where real estate values generally have not declined. The risk of loss on Puerto Rico Mortgage Loans may be greater than Mortgage Loans that are secured by properties located in the United States. See "Certain Legal Aspects of Mortgage Loans and Contracts."

      The timing of changes in the rate of principal payments on or repurchases of the Mortgage Collateral may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the Mortgage Collateral or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

      When a full prepayment is made on a Mortgage Loan or Contract, the Mortgagor is charged interest on the principal amount of the Mortgage Loan or Contract so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the Mortgage Rate by 365. Unless otherwise specified in the related Prospectus Supplement, prepayments in full or final liquidations will reduce the amount of interest distributed in the following month to holders of Certificates entitled to distributions of interest because the resulting Prepayment Interest Shortfall will not be covered by Compensating Interest. See "Description of the Certificates--Prepayment Interest Shortfalls." Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan or Contract as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan or Contract will be to reduce the amount of interest distributed to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. See "Description of the Certificates--Prepayment Interest Shortfalls." Neither full or partial principal prepayments nor Liquidation Proceeds will be distributed until the Distribution Date in the month following receipt. See "Maturity and Prepayment Considerations."

      With respect to certain ARM Loans, the Mortgage Rate at origination may be below the rate that would result from the sum of the then-applicable Index and Note Margin. Under the applicable underwriting standards, the Mortgagor under each Mortgage Loan or Contract generally will be qualified on the basis of the Mortgage Rate in effect at origination and not the higher rate that would be produced by the sum of the Index and Note Margin. The repayment of any such Mortgage Loan or Contract may thus be dependent on the ability of the Mortgagor to make larger level monthly payments following the adjustment of the Mortgage Rate. In addition, the periodic increase in the amount paid by the Mortgagor of a Buy-Down Mortgage Loan during or at the end of the applicable Buy-Down Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under the applicable underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

      If so specified in the related Prospectus Supplement, a Trust may contain Neg-Am ARM Loans with fluctuating Mortgage Rates that adjust more frequently than the monthly payment with respect to such Mortgage Loans or Contracts. During a period of rising interest rates as well as immediately after origination, the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on Neg-Am ARM Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class of Certificates will lengthen the weighted average life thereof and may adversely affect yield to holders thereof. In addition, with respect to certain Neg-Am ARM Loans, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced and may adversely affect yield to holders thereof.

      If so specified in the related Prospectus Supplement, a Trust may contain GPM Loans or Buy-Down Mortgage Loans which have monthly payments that increase during the first few years following origination. Mortgagors generally will be qualified for such loans on the basis of the initial monthly payment. To the extent that the related Mortgagor's income does not increase at the same rate as the monthly payment, such a loan may be more likely to default than a mortgage loan with level monthly payments.

      If so specified in the related Prospectus Supplement, a Trust may contain Balloon Loans which require a single payment of a Balloon Amount. The payment of Balloon Amounts may result in a lower yield on Certificates than would be the case if all such Mortgage Collateral was fully-amortizing because the maturity of a Balloon Loan occurs earlier than that for a fully-amortizing Mortgage Loan due to the payment of a Balloon Amount. Balloon Loans also pose a greater risk of default than fully-amortizing Mortgage Loans because Mortgagors are required to pay the Balloon Amount upon maturity. A Mortgagor's ability to pay a Balloon Amount may depend on its ability to refinance the related Mortgaged Property.

      If credit enhancement for a series of Certificates is provided by a Letter of Credit, insurance policy or bond that is issued or guaranteed by an entity that suffers financial difficulty, such credit enhancement may not provide the level of support that was anticipated at the time an investor purchased its Certificate. In the event of a default under the terms of such a Letter of Credit, insurance policy or bond, any Realized Losses on the Mortgage Collateral not covered by such credit enhancement will be applied to a series of Certificates in the manner described in the related Prospectus Supplement and may reduce an investor's anticipated yield to maturity.

      For each Mortgage Pool, if all necessary Advances are made and if there is no unrecoverable loss on any Mortgage Loan, the net effect of each distribution respecting interest will be to pass-through to each holder of a class of Certificates entitled to payments of interest an amount which is equal to one month's interest at the applicable Pass-Through Rate on such class's principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Mortgage Loan. See "Description of the Certificates--Distributions--Principal and Interest on the Certificates."

      The related Prospectus Supplement may set forth other factors concerning the Mortgage Collateral securing a series of Certificates or the structure of such series that will affect the yield on such Certificates.

                    MATURITY AND PREPAYMENT CONSIDERATIONS

      As indicated above under "The Trusts," the original terms to maturity of the Mortgage Collateral in a given Trust will vary depending upon the type of Mortgage Collateral included in such Trust. The Prospectus Supplement for a series of Certificates will contain information with respect to the types and maturities of the Mortgage Collateral in the related Trust. The prepayment experience, the timing and rate of repurchases and the timing and amount of liquidations with respect to the related Mortgage Loans or Contracts will affect the life and yield of the related series of Certificates.

      Prepayments on mortgage loans and manufactured housing contracts are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each series of Certificates may describe one or more such prepayment standards or models and may contain tables setting forth the projected yields to maturity on each class of Certificates or the weighted average life of each class of Certificates and the percentage of the original principal amount of each class of Certificates of such series that would be outstanding on specified payment dates for such series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Collateral are made at rates corresponding to various percentages of the prepayment standard or model specified in the related Prospectus
Supplement. There is no assurance that prepayment of the Mortgage Collateral underlying a series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement.

      A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, solicitations, the availability of mortgage funds, and the obtaining of secondary financing by the Mortgagor, may affect prepayment experience. The rate of prepayment with respect to conventional fixed-rate mortgage loans and contracts has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans or Contracts underlying a series of Certificates, the prepayment rate of such Mortgage Loans or Contracts is likely to be higher than if prevailing rates remain at or above the rates borne by such Mortgage Loans or Contracts. It should be noted that Certificates of a certain series may evidence an interest in Mortgage Loans or Contracts with different Mortgage Rates. Accordingly, the prepayment experience of these Certificates will to some extent be a function of the range of interest rates of such Mortgage Loans or Contracts. The Depositor is not aware of any historical prepayment experience with respect to mortgage loans secured by properties located in Puerto Rico and, accordingly, prepayments on such loans may not occur at the same rate or be affected by the same factors as other mortgage loans.

      Unless otherwise specified in the related Prospectus Supplement, all Mortgage Loans (other than ARM Loans) will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying Mortgaged Property. Unless the related Prospectus Supplement indicates otherwise, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law, provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. An ARM Loan is assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Master Servicer or the related Subservicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Description of the Certificates" and "Certain Legal Aspects of Mortgage Loans and Contracts."

      Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans or Contracts may be prepaid without penalty in full or in part at any time. The terms of the related Pooling and Servicing Agreement generally will require the Servicer or Master Servicer, as the case may be, to enforce any due-on-sale clause to the extent it has knowledge of the conveyance or the proposed conveyance of the underlying Mortgaged Property and to the extent permitted by applicable law, except that any enforcement action that would impair or threaten to impair any recovery under any related insurance policy will not be required or permitted. See "Description of the Certificates--Servicing and Administration of Mortgage Collateral--Enforcement of 'Due-on-Sale' Clauses" and "Certain Legal Aspects of Mortgage Loans and Contracts--The Mortgage Loans-- Enforceability of Certain Provisions" and "--The Contracts" for a description of certain provisions of each Pooling and Servicing Agreement and certain legal aspects that may affect the prepayment rate of Mortgage Loans or Contracts.

      Certain types of Mortgage Collateral included in a Trust may have characteristics that make it more likely to default than collateral provided for mortgage pass-through certificates from other mortgage purchase programs. The Depositor anticipates including "limited documentation" and "no documentation" Mortgage Loans and Contracts, Puerto Rico Mortgage Loans and Mortgage Loans and Contracts that were made to International Borrowers, secured by investment properties and have other characteristics not present in such other programs. Such Mortgage Collateral may be susceptible to a greater risk of default and liquidation than might otherwise be expected by investors in the related Certificates. See "Yield Considerations."

      In addition, certain Mortgage Securities included in a Mortgage Pool may be backed by underlying Mortgage Loans having differing interest rates. Accordingly, the rate at which principal payments are received on the related Certificates will, to a certain extent, depend on the interest rates on such underlying Mortgage Loans.

      A Subservicer may allow the refinancing of a Mortgage Loan in any Trust by accepting prepayments thereon and permitting a new loan to the same borrower secured by a mortgage on the same property, which may be originated by the Subservicer or the Master Servicer or any of their respective affiliates or by an unrelated entity. In the event of such a refinancing, the new loan would not be included in the related Trust and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Subservicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the Mortgaged Property. In addition, Subservicers or the Master Servicer may encourage assumptions of Mortgage Loans, including defaulted Mortgage Loans, under which creditworthy borrowers assume the outstanding indebtedness of such Mortgage Loans, which may be removed from the related Mortgage Pool. As a result of such programs, with respect to the Mortgage Pool underlying any Trust (i) the rate of principal prepayments of the Mortgage Loans in such Mortgage Pool may be higher than would otherwise be the case, and (ii) in some cases, the average credit or collateral quality of the Mortgage Loans remaining in the Mortgage Pool may decline.

      All statistics known to the Depositor that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

      There are no uniform statistics compiled for prepayments of contracts relating to Manufactured Homes. Prepayments on manufactured housing contracts may be influenced by a variety of economic, geographic, social and other facts, including repossessions, aging, seasonality and interest rate fluctuations. Other factors affecting prepayment of manufactured housing contracts include changes in housing needs, job transfers, unemployment and servicing decisions. An investment in Certificates evidencing interests in Contracts may be affected by, among other things, a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and historically have affected the delinquency, loan loss and repossession experience of the Contracts. To the extent that losses on the Contracts are not covered by any credit enhancement, holders of the Certificates of a series evidencing interests in such Contracts will bear all risk of loss resulting from default by Mortgagors and will have to look primarily to the value of the Manufactured Homes, which generally depreciate in value, for recovery of the outstanding principal and unpaid interest of the defaulted Contracts. See "The Trusts--The Contracts."

      While most manufactured housing contracts will contain "due-on-sale" provisions permitting the holder of the contract to accelerate the maturity of the contract upon conveyance by the Mortgagor, the Master Servicer, Servicer or Subservicer, as applicable, may permit proposed assumptions of contracts where the proposed buyer of the Manufactured Home meets the underwriting standards described above. Such assumption would have the effect of extending the average life of the contract. FHA Loans, FHA Contracts, VA Loans and VA Contracts are not permitted to contain "due-on-sale" clauses, and are freely assumable.

      Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date,
(ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly-originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Trust at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed-rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Collateral during any period or over the life of any series of Certificates.

      With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans is expected to be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such a Mortgage Loan or to sell the Mortgaged Property prior to the maturity of the Balloon Loan. The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, the Master Servicer, a Servicer, a Subservicer, a Mortgage Collateral Seller nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

      No assurance can be given that the value of the Mortgaged Property securing a Mortgage Loan or Contract has remained or will remain at the level existing on the date of origination. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans or Contracts and any secondary financing on the Mortgaged Properties in a particular Mortgage Pool or Contract Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, the value of property securing Cooperative Loans and the delinquency rates with respect to Cooperative Loans could be adversely affected if the current favorable tax treatment of cooperative tenant stockholders were to become less favorable. See "Certain Legal Aspects of Mortgage Loans and Contracts."

      To the extent that losses resulting from delinquencies, losses and foreclosures or repossession of Mortgaged Property with respect to Mortgage Loans or Contracts included in a Trust for a series of Certificates are not covered by the methods of credit enhancement described herein under "Description of Credit Enhancement" or in the related Prospectus Supplement, such losses will be borne by holders of the Certificates of such series. Even where credit enhancement covers all Realized Losses resulting from delinquency and foreclosure or repossession, the effect of foreclosures and repossessions may be to increase prepayment experience on the Mortgage Collateral, thus reducing average weighted life and affecting yield to maturity. See "Yield Considerations."

      Under certain circumstances, the Master Servicer, a Servicer, the Depositor or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Certificates may have the option to purchase the Mortgage Loans in a Trust. See "The Pooling and Servicing Agreement--Termination; Retirement of Certificates." Any such repurchase will shorten the weighted average lives of the related Certificates.

                           CERTAIN LEGAL ASPECTS OF
                         MORTGAGE LOANS AND CONTRACTS

      The following discussion contains summaries of certain legal aspects of mortgage loans and manufactured housing contracts that are general in nature. Because such legal aspects are governed in part by state law (which laws may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans or Contracts.

The Mortgage Loans

      General

      The Mortgage Loans (other than Cooperative Loans) will be secured by deeds of trust, mortgages or deeds to secure debt depending upon the prevailing practice in the state in which the related Mortgaged Property is located. In some states, a mortgage, deed of trust or deed to secure debt creates a lien upon the related real property. In other states, the mortgage, deed of trust or deed to secure debt conveys legal title to the property to the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness secured thereby). Such instruments are not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority with respect to such instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and generally on the order of recordation of the mortgage, deed of trust or deed to secure debt in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In certain states, three parties may be involved in a mortgage financing when title to the property is held by a land trustee who is the land trustee under a land trust agreement of which the borrower is the beneficiary. At origination of such a mortgage loan, the land trustee, as fee owner of the property, executes the mortgage and the borrower executes (1) a separate undertaking to make payments on the mortgage note and (2) an assignment of leases and rents. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, the grantee's authority under a deed to secure debt generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in certain deed of trust, transactions, the directions of the beneficiary.

      Cooperative Loans

      If specified in the Prospectus Supplement relating to a series of Certificates, the Mortgage Loans may include Cooperative Loans. Each Cooperative Note evidencing a Cooperative Loan will be secured by a security interest in shares issued by the related Cooperative that owns the related apartment building, which is a corporation entitled to be treated as a housing cooperative under federal tax law, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative's building. The security agreement will create a lien upon, or grant a security interest in, the Cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on, among other things, the terms of the particular security agreement as well as the order of recordation of the agreement (or the filing of the financing statements related thereto) in the appropriate recording office or the taking of possession of the Cooperative shares, depending on the law of the state in which the Cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges.

      Unless otherwise specified in the related Prospectus Supplement, all Cooperative buildings relating to the Cooperative Loans are located in the State of New York. Generally, each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative's building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessee, as the case may be, is also responsible for fulfilling such mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

      Each   Cooperative   is   owned   by   shareholders    (referred   to   as
tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly rental payment to the Cooperative pursuant to the proprietary lease, which rental payment represents such tenant-stockholder's pro rata share of the Cooperative's payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related Cooperative. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See "--Foreclosure on Shares of Cooperatives" below.

      Tax Aspects of Cooperative Ownership

      In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his or her taxable year to the corporation representing his or her proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.

      Foreclosure on Mortgage Loans

      Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's or grantee's, as applicable, sale under a specific provision in the deed of trust or deed to secure debt which authorizes the trustee or grantee, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust or deed to secure debt. In addition to any notice requirements contained in a deed of trust or deed to secure debt, in some states, the trustee or grantee, as applicable, must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or grantee, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust or deed to secure debt is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states' laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

      Foreclosure of a mortgage generally is accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may result from difficulties in locating and serving necessary parties, including borrowers, such as International Borrowers, located outside the jurisdiction in which the mortgaged property is located. Difficulties in foreclosing on mortgaged properties owned by International Borrowers may result in increased foreclosure costs, which may reduce the amount of proceeds from the liquidation of the related mortgage loan available to be distributed to the Certificateholders of the related series. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue may be time-consuming.

      In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

      In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee or grantee, as applicable, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or grantee, as applicable, or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust or deed to secure debt, accrued and unpaid interest and the expense of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of Certificates. See "Description of Credit Enhancement."

     Foreclosure on Mortgaged Properties Located in the Commonwealth of Puerto Rico

      Under the laws of the Commonwealth of Puerto Rico the foreclosure of a real estate mortgage usually follows an ordinary "civil action" filed in the Superior Court for the District where the mortgaged property is located. If the defendant does not contest the action filed, a default judgment is rendered for the plaintiff and the mortgaged property is sold at public auction, after publication of the sale for two weeks, by posting written notice in three public places in the municipality where the auction will be held, in the tax collection office and in the public school of the municipality where the mortgagor resides, if known. If the residence of the mortgagor is not known, publication in one of the newspapers of general circulation in the Commonwealth must be made at least once a week for two weeks. There may be as many as three public sales of the mortgaged property. If the defendant contests the foreclosure, the case may be tried and judgment rendered based on the merits of the case.

     There are no redemption rights after the public sale of a foreclosed property under the laws of the Commonwealth. Commonwealth law provides for a summary proceeding for the foreclosure of a mortgage, but it is very seldom used because of concerns regarding the validity of such actions. The process may be expedited if the mortgagee can obtain the consent of the defendant to the execution of a deed in lieu of foreclosure.

      Under Commonwealth law, in the case of the public sale upon foreclosure of a mortgaged property that (a) is subject to a mortgage loan that was obtained for a purpose other than the financing or refinancing of the acquisition, construction or improvement of such property and (b) is occupied by the mortgagor as his principal residence, the mortgagor of such property has a right to be paid the first $1,500 from the proceeds obtained on the public sale of such property. The mortgagor can claim this sum of money from the mortgagee at any time prior to the public sale or up to one year after such sale. Such payment would reduce the amount of sales proceeds available to satisfy the Mortgage Loan and may increase the amount of the loss.

      Foreclosure on Shares of Cooperatives

      The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative's building incurred by such tenant-stockholder. Generally, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

      The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

      Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and assigning the proprietary lease. Such approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

      Because of the nature of Cooperative Loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative's building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

      A foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of creditors selling similar collateral in the same area will be considered reasonably conducted.

      Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

      Rights of Redemption

      In some states, after sale pursuant to a deed of trust, or a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period (generally ranging from six months to two years) in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.

      Anti-Deficiency Legislation and Other Limitations on Lenders

      Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust, a mortgagee under a mortgage or a grantee under a deed to secure debt. In some states (including California), statutes limit the right of the beneficiary, mortgagee or grantee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust or deed to secure debt, even if obtainable under applicable law, may be of little value to the beneficiary, grantee or mortgagee if there are no trust assets against which such deficiency judgment may be executed. In addition, a deficiency judgment against a borrower who resides outside of the jurisdiction in which the property is located may be difficult to obtain because, unless a court orders otherwise, service of process must be effected by personal delivery. Some state statutes require the beneficiary, grantee or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary, grantee or mortgagee from obtaining a large deficiency judgment against the borrower as a result of low or no bids at the judicial sale.

      Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in certain circumstances, including circumstances where the disposition of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

      In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions against the debtor, the debtor's property and any co-debtor are automatically stayed upon the filing of a bankruptcy petition. Moreover, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on such debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule, even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property which is not the principal residence of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period. Courts with federal bankruptcy jurisdiction similarly may be able to modify the terms of a Cooperative Loan.

      Certain tax liens arising under the Code may, in certain circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. This may have the effect of delaying or interfering with the enforcement of rights with respect to a defaulted Mortgage Loan.

      In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

      Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994 (such Mortgage Loans, "High Cost Loans"), if such Mortgage Loans were originated on or after October 1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High Cost Loan, including any Trust, could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as rescission rights if the appropriate disclosures were not given as required.

      Enforceability of Certain Provisions

      Unless the Prospectus Supplement indicates otherwise, the Mortgage Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

      The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

      The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

      Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure a debt or a mortgagee having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.

      Applicability of Usury Laws

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision (the "OTS") is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to impose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

      Unless otherwise set forth in the related Prospectus Supplement, each Mortgage Collateral Seller, or another specified party, will have represented that each Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.

      Alternative Mortgage Instruments

      Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks, (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated  by  the  National  Credit  Union  Administration  with  respect  to origination  of  alternative  mortgage  instruments by federal credit unions and
(iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the OTS, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

The Contracts

      General

      A Contract evidences both (a) the obligation of the Mortgagor to repay the loan evidenced thereby and (b) the grant of a security interest in the Manufactured Home to secure repayment of such loan. Certain aspects of both features of the Contracts are described below.

      Security Interests in Manufactured Homes

      The law governing perfection of a security interest in a Manufactured Home varies from state to state. Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payments of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. The lender, the Servicer or the Master Servicer may effect such notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home securing a Contract is registered. In the event the Master Servicer, the Servicer or the lender fails to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Certificateholders may not have a first priority security interest in the Manufactured Home securing a Contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must record a mortgage, deed of trust or deed to secure debt, as applicable, under the real estate laws of the state where the manufactured home is located. These filings must be made in the real estate records office of the county where the manufactured home is located. Unless otherwise provided in the related Prospectus Supplement, substantially all of the Contracts will contain provisions prohibiting the Mortgagor from permanently attaching the Manufactured Home to its site. So long as the Mortgagor does not violate this agreement and a court does not hold that the Manufactured Home is real property, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the seller's security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site or if a court determines that a Manufactured Home is real property, other parties could obtain an interest in the Manufactured Home which is prior to the security interest originally retained by the Mortgage Collateral Seller and transferred to the Depositor. In certain cases, the Master Servicer or the Servicer, as applicable, may be required to perfect a security interest in the Manufactured Home under applicable real estate laws. If such real estate recordings are not required and if any of the foregoing events were to occur, the only recourse of the Certificateholders would be against the Mortgage Collateral Seller pursuant to its repurchase obligation for breach of representations or warranties.

      The Depositor will assign its security interests in the Manufactured Homes to the Trustee on behalf of the Certificateholders. See "Description of the Certificates--Assignment of Contracts." Unless otherwise specified in the related Prospectus Supplement, if a Manufactured Home is governed by the applicable motor vehicle laws of the relevant state neither the Depositor nor the Trustee will amend the certificates of title to identify the Trustee as the new secured party. Accordingly, the Depositor or such other entity as may be specified in the Prospectus Supplement will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. However, there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest may not be held effective against subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home or creditors of the assignor.

      If the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered and if steps are not taken to re-perfect the Trustee's security interest in such state, the security interest in the Manufactured Home will cease to be perfected. While in many circumstances the Trustee would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation, there can be no assurance that the Trustee will be able to do so.

      When a Mortgagor under a Contract sells a Manufactured Home, the Trustee, or the Servicer or the Master Servicer on behalf of the Trustee, must surrender possession of the certificate of title or will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related lien before release of the lien.

      Under the laws of most states, liens for repairs performed on a Manufactured Home take priority over a perfected security interest. The applicable Mortgage Collateral Seller generally will represent that it has no knowledge of any such liens with respect to any Manufactured Home securing payment on any Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee or Certificateholders in the event such a lien arises and such lien would not give rise to a repurchase obligation on the part of the party specified in the Pooling and Servicing Agreement.

      To the extent that Manufactured Homes are not treated as real property under applicable state law, contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the Manufactured Homes initially were registered. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the Pooling and Servicing Agreement, the Master Servicer or the Depositor, as the case may be, will transfer physical possession of the Contracts to the Trustee or its Custodian. In addition, the Master Servicer will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the Contracts. Unless otherwise specified in the related Prospectus Supplement, the Contracts will not be stamped or marked otherwise to reflect their assignment from the Depositor to the Trustee. Therefore, if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. To the extent that Manufactured Homes are treated as real property under applicable state law, Contracts will be treated in a manner similar to that described above with regard to Mortgage Loans. See "--The Mortgage Loans" above.

      Enforcement of Security Interests in Manufactured Homes

      The Servicer or the Master Servicer on behalf of the Trustee, to the extent required by the related Pooling and Servicing Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and sale of the Manufactured Homes securing such defaulted Contracts. So long as the Manufactured Home has not become subject to real estate law, a creditor generally can repossess a Manufactured Home securing a Contract by voluntary surrender, by "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The debtor may also have a right to redeem the Manufactured Home at or before resale.

      Certain statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment. For a discussion of deficiency judgments, see "--The Mortgage Loans-Anti-Deficiency Legislation and Other Limitations on Lenders" above.

      Consumer Protection Laws

      If the transferor of a consumer credit contract is also the seller of goods that give rise to the transaction (and, in certain cases, related lenders and assignees), the "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of such transferor to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses that the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a Contract; however, the Mortgagor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought against such Mortgagor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract.

      "Due-on-Sale" Clauses

      The Contracts, in general, prohibit the sale or transfer of the related Manufactured Homes without the consent of the Depositor, the Master Servicer or the Servicer and permit the acceleration of the maturity of the Contracts by the Depositor, the Master Servicer or the Servicer upon any such sale or transfer that is not consented to. Unless otherwise specified in the related Prospectus Supplement, the Depositor, the Master Servicer or the Servicer generally will permit most transfers of Manufactured Homes and not accelerate the maturity of the related Contracts. In certain cases, the transfer may be made by a delinquent Mortgagor in order to avoid a repossession proceeding with respect to a Manufactured Home.

      In the case of a transfer of a Manufactured Home after which the Depositor desires to accelerate the maturity of the related Contract, the Depositor's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn-St Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of "due-on-sale" clauses applicable to the Manufactured Homes. In some states the Depositor or the Master Servicer may be prohibited from enforcing a "due-on-sale" clause in respect of certain Manufactured Homes.

      Applicability of Usury Laws

      Title V provides that, subject to certain conditions, state usury limitations shall not apply to any loan that is secured by a first lien on certain kinds of manufactured housing. For a discussion of Title V, see "--The Mortgage Loans--Applicability of Usury Laws" above. Unless otherwise specified in the related Pooling and Servicing Agreement, each Mortgage Collateral Seller, or another specified party, will represent that all of the Contracts comply with applicable usury laws.

Environmental Legislation

      Real property pledged as security to a lender may be subject to unforeseen environmental risks. Most environmental statutes create obligations for any party that can be classified as the "owner" or "operator" of a "facility" (referring to both operating facilities and to real property). Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator," for costs arising out of releases or threatened releases of hazardous substances that require remedy at a mortgaged property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower or, subsequent to a foreclosure, in the management of the property. Such liability may arise regardless of whether the environmental damage or threat was caused by a prior owner.

      Under federal and certain state laws, contamination of a property may give rise to a lien on the property to assure the payment of costs of clean-up. Under federal law and in several states, such a lien has priority over the lien of an existing mortgage against such property. If a lender is or becomes directly liable following a foreclosure, it may be precluded from bringing an action for contribution against the owner or operator who created the environmental hazard. Such clean-up costs may be substantial. It is possible that such costs could become a liability of the related Trust and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

      The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Conservation Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The
Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the mortgaged property. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the mortgagor's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of substantially all of the operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

      Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Depositor nor any Master Servicer will be required by any agreement to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The Depositor does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any Mortgaged Property or any casualty resulting from the presence or effect of contaminants. However, the Master Servicer will not be obligated to foreclose on any Mortgaged Property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on such property. A failure so to foreclosure may reduce the amounts available to Certificateholders of the related series.

      Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans or Contracts were originated, no environmental assessment or a very limited environment assessment of the Mortgaged Properties will have been conducted.

Soldiers' and Sailors' Civil Relief Act of 1940

      Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan or contract (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan or contract), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan or contract, no information can be provided as to the number of Mortgage Loans or Contracts that may be affected by the Relief Act. With respect to Mortgage Loans or Contracts included in a Trust, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Servicer or the Master Servicer, as applicable, to collect full amounts of interest on such Mortgage Collateral. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans or Contracts, would result in a reduction of the amounts distributable to the holders of the related Certificates, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer or the Master Servicer, as applicable, to foreclose on an affected Mortgage Loan or Contract during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan or Contract which goes into default, there may be delays in payment and losses on the related Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans or Contracts resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders of the related series.

Default Interest and Limitations on Prepayments

      Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

Forfeitures in Drug and RICO Proceedings

      Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

      A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Negative Amortization Loans

      A recent case held that state restrictions on the compounding of interest are not preempted by the provisions of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("DIDMC") and as a result, a mortgage loan that provided for negative amortization violated New Hampshire's requirement that first mortgage loans provide for computation of interest on a simple interest basis. The court did not address the applicability of the Alternative Mortgage Transaction Parity Act of 1982, which authorizes a lender to make residential mortgage loans that provide for negative amortization. As a result, the enforceability of compound interest on mortgage loans that provide for negative amortization is unclear. The case, which was decided by the First Circuit Court of Appeals, is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion has been prepared with the advice of Orrick, Herrington & Sutcliffe LLP, Thacher Proffitt & Wood and Stroock & Stroock & Lavan LLP, counsel to the Depositor. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

      The following discussion addresses certificates (the "REMIC Certificates") representing interests in a Trust, or a portion thereof, which the Master Servicer or Certificate Administrator, as applicable, will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust, the federal income consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

      The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and
Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICs

      Classification of REMICs

      Upon the issuance of each series of REMIC Certificates, Orrick, Herrington & Sutcliffe LLP, Thacher Proffitt & Wood or Stroock & Stroock & Lavan LLP, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement or Trust Agreement, the related Trust (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

      If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement or Trust Agreement, with respect to each REMIC will include provisions designed to maintain the Trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust as a REMIC will be terminated.

      Characterization of Investments in REMIC Certificates

      In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified
mortgages"  within  the  meaning  of  Section   860G(a)(3)(C)  of  the  Code  if
transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer or the Certificate Administrator, as applicable, will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

      The assets of the REMIC will include, in addition to Mortgage Collateral, payments on Mortgage Collateral held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Collateral, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Collateral for purposes of all of the foregoing sections. In addition, in some instances Mortgage Collateral (including Additional Collateral Loans) may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the Mortgage Collateral not to qualify for one or more of such characterizations. If so, the related Prospectus Supplement will describe the Mortgage Collateral (including Additional Collateral Loans) that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Collateral held pending distribution are considered part of the Mortgage Collateral for purposes of Section 856(c)(4)(A) of the Code.

      Tiered REMIC Structures

      For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Orrick, Herrington & Sutcliffe LLP, Thacher Proffitt & Wood or Stroock & Stroock & Lavan LLP, counsel to the Depositor, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement or Trust Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

      Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.

      Taxation of Owners of REMIC Regular Certificates

     General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

      Original Issue Discount. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

      The Code requires that a prepayment assumption be used with respect to Mortgage Collateral held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The Prepayment Assumption used by the Master Servicer or the Certificate Administrator, as applicable, in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Collateral will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

      The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters).

      If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

      In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Master Servicer or the Certificate Administrator, as applicable, with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service ("IRS").

      Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

      In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

      Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of such election under the OID Regulations.

      If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

      As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Collateral being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

      The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations, so long as the Pooling and Servicing Agreement requires that such uncertificated regular interests be transferred together.

      A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day plus (ii) the daily portions of original issue discount for all days during such accrual period prior to such day minus (iii) any payments other than qualified stated interest payments made during such accrual period prior to such day with respect to such Certificate.

      Market Discount. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular
Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

      However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Original Issue Discount." Such treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

      To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

      Premium. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under
Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

      Realized Losses. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Collateral. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

      Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Collateral or the Agency Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

      Taxation of Owners of REMIC Residual Certificates

     General. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Collateral or as debt instruments issued by the REMIC.

      A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

      A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a holder of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual
Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

      Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

      The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

      Taxable Income of the REMIC. The taxable income of the REMIC will equal the income from the Mortgage Collateral and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Collateral, bad debt deductions with respect to the Mortgage Collateral and, except as described below, for servicing, administrative and other expenses.

      For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master Servicer or the Certificate Administrator, as applicable, intends to treat the fair market value of the Mortgage Collateral as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Collateral collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the Certificate Administrator, as applicable, may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Collateral and other property held by the REMIC.

      Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Collateral that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires Mortgage Collateral at a market discount must include such discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Collateral with market discount that it holds.

      An item of Mortgage Collateral will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Collateral. Premium on any item of Mortgage Collateral to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

      A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates-Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

      If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount."

      As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item generally to the holders of REMIC Residual Certificates, subject to the limitation of Section 67 of the Code. See "--Possible
Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such Certificateholder.

      A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of holders of REMIC Residual Certificates to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

      Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the holders of REMIC Residual Certificates. To the extent such Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

      The effect of these rules is that a Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--General" above.

     Excess Inclusions. Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

      In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses, brokers and underwriters) at which a substantial amount of the REMIC Residual Certificates were sold. If less than a substantial amount of a particular class of REMIC Residual Certificates is sold for cash on or prior to the Closing Date, the issue price of such class will be treated as the fair market value of such class on the Closing Date. The "long-term federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

      For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below. Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

      In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

      Noneconomic REMIC Residual Certificates. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement or Trust Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the abov described rules which would result in the retention of tax liability by such purchaser.

      The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

      Mark-to-Market Rules. On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market.

      Possible Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

      With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

      Sales of REMIC Certificates

      If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions" above. Except as described below, any such gain or loss generally will be capital gain or loss.

      Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above.

      REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC (and possibly a "financial asset securitization investment trust" within the meaning of Section 860L of the Code. (a "FASIT")) or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

      Prohibited Transactions and Other Possible REMIC Taxes

      The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of an item of Mortgage Collateral, the receipt of income from a source other than an item of Mortgage Collateral or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Collateral for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

      In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Pooling and Servicing Agreement or Trust Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

      REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

      Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

      Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, the Certificate Administrator or the Trustee in either case out of its own funds, provided that the Master Servicer, the Certificate Administrator or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's, the Certificate Administrator's or the Trustee's
obligations, as the case may be, under the related Pooling and Servicing Agreement or Trust Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer, the Certificate Administrator or the Trustee will be payable out of the related Trust resulting in a reduction in amounts payable to holders of the REMIC Certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

      If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement or Trust Agreement, including provisions (a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual Certificate to a "disqualified person" shall be null and void and
(c) granting to the Master Servicer or the Certificate Administrator, as applicable, the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a "disqualified organization" despite (a) and (b) above.

      In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization. For taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for such tax paid by the partners).

      For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in
Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

      Termination

      A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Collateral or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

      Reporting and Other Administrative Matters

      Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and holders of REMIC Residual Certificates will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Master Servicer or the Certificate Administrator, as applicable, will file REMIC federal income tax returns on behalf of the related REMIC and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

      As the tax matters person, the Master Servicer or the Certificate Administrator, as applicable, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of REMIC Residual Certificates in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. Holders of REMIC Residual Certificates generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Master Servicer or the Certificate Administrator, as applicable, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a holder of a REMIC Residual Certificate to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

      Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the Master Servicer or the Certificate Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

      The responsibility for complying with the foregoing reporting rules will be borne by the Master Servicer or the Certificate Administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the Master Servicer or the Certificate Administrator, as applicable, at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437.

      Backup Withholding with Respect to REMIC Certificates

      Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

      Foreign Investors in REMIC Certificates

      A REMIC Regular Certificateholder that is not a "United States person" and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership (or other entity treated as a corporation or partnership) created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons has the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been finalized, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

      Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

      Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement or Trust Agreement.

      New Withholding Regulations

     The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their tax advisors regarding the New Regulations.

                       STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.

                             ERISA CONSIDERATIONS

      Sections 404 and 406 of the Employee Retirement Income Security Act, as amended ("ERISA") impose certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans") and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, bank collective investment funds and insurance company general and separate accounts in which such ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code (collectively, "Tax-Favored Plans").

      Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a tax-qualifie plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

      In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code, collectively, " Parties in Interest") who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any such transaction.

Plan Asset Regulations

      An investment of Plan Assets in Certificates may cause the underlying Mortgage Loans, Contracts, Agency Securities or any other assets included in a Trust to be deemed "plan assets" of such Plan. The U.S. Department of Labor (the "DOL") has promulgated regulations at 29 C.F.R. Section 2510.3-101 (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the factual nature of certain of the rules set forth in the DOL Regulations, Plan Assets either may be deemed to include an interest in the assets of an entity (such as a Trust) or may be deemed merely to include a Plan's interest in the instrument evidencing such equity interest (such as a Certificate). Therefore, neither Plans nor such entities should acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulations. For purposes of this section, the term "plan assets" ("Plan Assets") or "assets of a Plan" has the meaning specified in the DOL Regulations and includes an undivided interest in the underlying assets of certain entities in which a Plan invests.

      The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust and cause the Depositor, the Master Servicer, the Certificate Administrator, any Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in such an entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and/or Section 4975 of the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulations, a Trust, including the Mortgage Loans, Contracts, Agency Securities or any other assets held in such Trust, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, the Depositor, the Master Servicer, the Certificate Administrator, any Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of such Plan Assets; or (ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan Assets.

      Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such Plan Assets for a fee (in the manner described above), is a fiduciary of the investing Plan. If the Mortgage Loans, Contracts, Agency Securities or any other assets in a Trust were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, if the Mortgage Loans, Contracts, Agency Securities or any other assets in a Trust were to constitute Plan Assets, then the acquisition or holding of Certificates by, or on behalf of a Plan or with Plan Assets, as well as the operation of such Trust, may constitute or result in a prohibited transaction under ERISA and the Code.

Prohibited Transaction Exemption

      The DOL issued an individual exemption, Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62
Fed. Reg. 39021 (July 21, 1997) (the "Exemption"), to Residential Funding and certain of its affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of pools of certain secured obligations, such as Mortgage Loans, Contracts or Agency Securities, which are held in a trust and the purchase, sale and holding of pass-through certificates issued by such a trust as to which (i) the Depositor or any of its affiliates is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Depositor or an affiliate is the underwriter or placement agent, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section, the term "Underwriter" shall include (a) the Depositor and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Depositor and certain of its affiliates, (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.

      The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, at the time of acquisition by a Plan or with Plan Assets, the Certificates must be rated in one of the three highest generic rating categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. (collectively, the "Exemption Rating Agencies"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of any Underwriter, the Depositor, the Master Servicer, the Certificate Administrator, any Servicer, any Subservicer, the Trustee and any mortgagor with respect to assets of a Trust constituting more than 5% of the aggregate unamortized principal balance of the assets in the related Trust as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the assets to the related Trust must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Certificate Administrator, any Servicer or any Subservicer must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement or Trust Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. In addition, except as otherwise specified in the related Prospectus Supplement, the exemptive relief afforded by the Exemption may not apply to any Certificates where the related Trust contains a Swap.

      The Exemption also requires that each Trust meet the following requirements: (i) the Trust must consist solely of assets of the type that have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of Certificates by or on behalf of a Plan or with Plan Assets; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of Certificates by or on behalf of a Plan or with Plan Assets.

      A fiduciary of or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate by a Plan or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Certificates, an "Excluded Plan" is a Plan sponsored by any member of the Restricted Group.

      If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, as well as the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of a Trust or (b) an affiliate of such a person,
(2) the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets and (3) the holding of Certificates by a Plan or with Plan Assets.

      Additionally, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, as well as the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools and Contract Pools. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA, as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of
Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools and Contract Pools, provided that the general conditions of the Exemption are satisfied.

      The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, as well as the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan (or a Plan holding interests in the investing entity holding Plan Assets) by virtue of providing services to the Plan or such Plan Assets (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

      Before purchasing a Certificate, a fiduciary or other investor of Plan Assets should itself confirm that (a) the Certificates constitute "certificates" for purposes of the Exemption and (b) the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other investor of Plan Assets should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

      Any fiduciary or other investor of Plan Assets that proposes to purchase Certificates on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential first Mortgage Loans or Agency Certificates, such fiduciary or other Plan Asset investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption ("PTCE") 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trusts that include Cooperative Loans or certain types of mortgage securities, or which contain a Swap. In addition, such fiduciary or other Plan Asset investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code, including Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts. The related Prospectus Supplement may contain additional information regarding the application of the Exemption, PTCE 8 1, PTCE 95-60 or other DOL class exemptions with respect to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan Asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.

Insurance Company General Accounts

      In addition to any exemptive relief that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of
Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL issued proposed regulations on December 22, 1997, but final regulations (the "401(c) Regulations") have not been issued as of the date hereof. The 401(c) Regulations are to provide guidance for the purpose of determining, in cases where insurance policies or annuity contracts supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan Assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under
Part 4 of Title I of ERISA and Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan Assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies or annuity contracts issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan Assets. In addition, because
Section 401(c) does not relate to insurance company separate accounts, separate account assets are still treated as Plan Assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Representation from Investing Plans

      The exemptive relief afforded by the Exemption will not apply to the purchase, sale or holding of any class of Subordinate Certificates or REMIC Residual Certificates. To the extent Certificates are Subordinate Certificates or the related Trust contains a Swap, except as otherwise specified in the related Prospectus Supplement, transfers of such Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using Plan Assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Master Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Master Servicer that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, except as otherwise specified in the related Prospectus Supplement, the transferee may provide a certification of facts substantially to the effect that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Depositor, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60), and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates.

Tax-Exempt Investors

      A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions."

Consultation with Counsel

      There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the Certificates or, even if all of the conditions specified therein were satisfied, that the exemption would apply to all transactions involving a Trust. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the Certificates.

      Any fiduciary or other investor of Plan Assets that proposes to acquire or hold Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the availability of exemptive relief under the Exemption, PTCE 83-1, Sections I and III of PTCE 95-60 or any other DOL class exemption.

                          LEGAL INVESTMENT MATTERS -

      Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. If so specified in the related Prospectus Supplement, certain classes that are, and continue to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

      SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

      On April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement (the "1998 Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The 1998 Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS with an effective date of May 26, 1998. The 1998 Policy Statement rescinded a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it was considering acquiring was high-risk and, if so, required that its acquisition would reduce the institution's overall interest rate risk. The 1998 Policy Statement eliminated constraints on investing in certain "high-risk" mortgage derivative products and substituted broader guidelines for evaluating and monitoring investment risk.

      The OTS has issued Thrift Bulletin 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities" ("TB 13a"), which is effective as of December 1, 1998 and applies to thrift institutions regulated by the OTS. One of the primary purposes of TB 13a is to require thrift institutions, prior to taking any investment position, to conduct (i) a pre-purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and (ii) a pre-purchase price sensitivity analysis of any "complex security" or financial derivative. For the purposes of TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or REMIC security, other than any "plain vanilla" mortgage pass-through security (that is, securities that are part of a single class of securities in the related pool that are non-callable and do not have any special features). One or more classes of Certificates offered hereby and by the related Prospectus Supplement may be viewed as "complex securities". The OTS recommends that while a thrift institution should conduct its own in-house pre-acquisition analysis, it may rely on an analysis conducted by an independent third-party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institutions portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

      The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the OTS with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed-rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates will be treated as high-risk under the Policy Statement.

      Prospective investors in the Certificates, including in particular the classes of Certificates that do not constitute "mortgage related securities" for purposes of SMMEA, should consider the matters discussed in the following paragraph.

      There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Depositor will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.

                              USE OF PROCEEDS -

      Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Depositor to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Mortgage Collateral underlying the Certificates or will be used by the Depositor for general corporate purposes. The Depositor expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans, contracts or mortgage securities purchased by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                          METHODS OF DISTRIBUTION -

      The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale.

      The Depositor intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

     1. by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

      2. by placements by the Depositor with institutional investors through dealers; and

      3. by direct placements by the Depositor with institutional investors.

      In addition, if specified in the related Prospectus Supplement, a series of Certificates may be offered in whole or in part to the Seller of the related Mortgage Collateral that would comprise the Trust for such Certificates.

      If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Depositor whose identities and relationships to the Depositor will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

      In connection with the sale of the Certificates, underwriters may receive compensation from the Depositor or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Depositor and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

      It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Depositor will indemnify the several underwriters and the underwriters will indemnify the Depositor against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

      The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Certificates of such series.

      The Depositor anticipates that the Certificates offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                               LEGAL MATTERS -




      Certain legal matters, including certain federal income tax matters, will be passed upon for the Depositor by Orrick, Herrington & Sutcliffe LLP, New York, New York, Thacher Proffitt & Wood, New York, New York or Stroock & Stroock & Lavan LLP, New York, New York, as specified in the Prospectus Supplement.

                            FINANCIAL INFORMATION

      The Depositor has determined that its financial statements are not material to the offering made hereby. The Certificates do not represent an interest in or an obligation of the Depositor. The Depositor's only obligations with respect to a series of Certificates will be to repurchase certain items of Mortgage Collateral upon any breach of certain limited representations and warranties made by the Depositor, or as otherwise provided in the applicable Prospectus Supplement.

                            ADDITIONAL INFORMATION

      The Depositor has filed the Registration Statement with respect to the Certificates with the Commission. The Depositor is also subject to certain of the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly, will file reports thereunder with the Commission. The Registration Statement and the exhibits thereto, and reports and other information filed by the Depositor pursuant to the Exchange Act can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval System at the Commission's Web Site (http://www.sec.gov).

                        REPORTS TO CERTIFICATEHOLDERS

      Monthly reports which contain information concerning the Trust Fund for a series of Certificates will be sent by or on behalf of the Master Servicer or the Trustee to each holder of record of the Certificates of the related series. See "Description of the Certificates--Reports to Certificateholders." Reports forwarded to holders will contain financial information that has not been examined or reported upon by an independent certified public accountant. The Depositor will file with the Commission such periodic reports with respect to the trust for a series of certificates as are required under the Exchange Act.

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      With respect to each series of Certificates offered hereby, there are incorporated herein and in the related Prospectus Supplement by reference all documents and reports filed or caused to be filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the related series of Certificates, that relate specifically to such series of Certificates. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus and related Prospectus Supplement is delivered in connection with the offering of one or more classes of such series of Certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such series of Certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Residential Accredit Loans, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, or by telephone at (612) 832-7000.

                        INDEX OF PRINCIPAL DEFINITIONS


1998 Policy Statement............124
401(c) Regulations...............122
Accrual Certificates..............22
Additional Collateral..............5
Additional Collateral Loan Seller..4
Additional Collateral Loans........4
Additional Collateral Requirement..5
Advance...........................37
Affiliated Seller.................17
Agency Securities..................1
Appraised Value....................7
ARM Loans..........................8
Balloon Amount.....................4
Balloon Loans......................4
Bankruptcy Amount.................49
Bankruptcy Losses.................51
Beneficial Owner..................23
Bi-Weekly Loans....................4
Book-Entry Certificates...........23
Buy-Down Funds.....................9
Buy-Down Mortgage Loans............4
Buy-Down Period....................9
Call Price........................70
Cedel.............................23
Cedel Participants................24
CERCLA............................92
Certificate Account................2
Certificate Administrator..........1
Certificate Insurance Policy......57
Certificate Registrar.............23
Certificateholder.................23
Certificates.......................1
Clearance Cooperative.............25
Closing Date......................99
Code..............................14
Commission.........................3
Committee Report..................99
Compensating Interest.............38
Conservation Act..................93
Contract Pool......................1
Contract Pool Insurance Policy....54
Contracts..........................1
Contributions Tax................112
Conventional Loans.................4
Convertible Mortgage Loan..........9
Cooperative........................4
Cooperative Dwellings..............4
Cooperative Loans..................4
Cooperative Note..................80
Counterparties....................59
Credit Scores.....................10
Crime Control Act.................95
Custodial Account..................2
Custodian..........................3
Cut-off Date.......................2
Debt Service Reduction............56
Defaulted Mortgage Losses.........50
Deferred Interest..................9
Deficient Valuation...............55
Depositaries......................23
Depositor..........................1
Determination Date................35
DIDMC.............................95
Direct Puerto Rico Mortgage.......27
Distribution Amount...............34
Distribution Date.................33
DOL..............................118
DOL Regulations..................118
DTC...............................23
DTC Participants..................23
Due Date..........................35
Due Period........................35
Eligible Account..................31
Endorsable Puerto Rico Mortgage...27
ERISA............................117
ERISA Plans......................117
Escrow Account....................41
Euroclear.........................23
Euroclear Operator................25
Euroclear Participants............25
Excess Spread.....................29
Exchange Act.....................128
Excluded Plan....................121
Excluded Spread...................29
Exemption........................119
Exemption Rating Agencies........120
Extraordinary Losses..............51
Fannie Mae.........................1
Fannie Mae Securities..............2
FDIC..............................17
FHA................................3
FHA Contracts.....................14
FHA Loans..........................3
Form 8-K...........................3
Fraud Loss Amount.................49
Fraud Losses......................51
Freddie Mac........................1
Freddie Mac Act...................15
Freddie Mac Securities.............1
Garn-St Germain Act...............87
Ginnie Mae.........................1
Ginnie Mae I Certificate..........15
Ginnie Mae II Certificate.........15
Ginnie Mae Securities..............1
GMAC Mortgage.....................64
GPM Loans..........................4
High Cost Loans...................87
Holder-in-Due-Course..............91
Housing Act.......................15
HUD................................3
Index..............................8
Indirect Participants.............23
Insurance Proceeds................30
International Borrowers............4
IRS...............................99
Issue Premium....................106
Letter of Credit..................52
Letter of Credit Bank.............52
LIBOR.............................59
Liquidated Contract...............46
Liquidated Mortgage Loan..........46
Liquidation Proceeds..............30
Loan-to-Value Ratio................6
Manufactured Home..................1
Manufactured Home.................14
Mark-to-Market Regulations.......110
Master Commitments................13
Master Servicer....................1
Maximum Mortgage Rate..............8
MERS..............................26
MERS(R) System....................27
Mezzanine Certificates............22
Minimum Mortgage Rate..............8
Modified Mortgage Loan.............6
Mortgage Collateral................1
Mortgage Collateral Seller.........2
Mortgage Loans.....................1
Mortgage Note.....................26
Mortgage Pool......................1
Mortgage Pool Insurance Policy....52
Mortgage Rates.....................4
Mortgages..........................4
Mortgagors.........................4
Neg-Am ARM Loans...................8
Net Mortgage Rate.................71
New Regulations..................117
Nonrecoverable Advance............33
Note Margin........................8
OID Regulations...................96
OTS...............................88
Overcollateralization.............50
Participants......................23
Parties in Interest..............118
Pass-Through Rate.................34
Paying Agent......................33
Percentage Interest...............34
Periodic Cap.......................8
Permitted Investments.............31
Plan Assets......................118
Plans............................118
Pledged Amount.....................5
Pledged Asset Mortgage Loans.......5
Policy Statement.................125
Pool Insurer......................52
Pooling and Servicing Agreement....1
Prepayment Interest Shortfall.....38
Primary Insurance Policy..........60
Primary Insurer...................60
Principal Prepayments.............36
Program............................3
Program Loans......................3
Program Seller....................17
Program Seller Guide..............13
Prohibited Transactions Tax......112
Prospectus Supplement..............1
PTCE 83-1........................122
PTE..............................119
Puerto Rico Mortgage Loans.........2
Purchase Obligations..............60
Purchase Price....................19
Qualified Insurer.................57
Qualified Substitute Contract.....21
Qualified Substitute Mortgage Loan21
Rating Agency.....................29
Realized Loss.....................48
Record Date.......................33
Registration Statement............22
Relief Act........................94
REMIC.............................14
REMIC Certificates................96
REMIC Provisions..................96
REMIC Regular Certificates........97
REMIC Regulations.................96
REMIC Residual Certificates.......97
REO Contract......................46
REO Mortgage Loan.................46

Repurchased Contract..............21
Repurchased Mortgage Loan.........21
Reserve Fund......................56
Residential Funding................2
Restricted Group.................120
RICO..............................95
Securities Pool....................1
Senior Certificates...............22
Senior Percentage.................49
Senior/Subordinate Series.........22
Servicer...........................2
Servicing Advances................32
Servicing Fee.....................41
Single Certificate................39
Special Hazard Amount.............49
Special Hazard Insurance Policy...54
Special Hazard Insurer............54
Special Hazard Losses.............50
Special Servicer..................44
Stated Principal Balance..........49
Strip Certificates................34
Subordinate Certificates..........22
Subservicer.......................40
Subservicing Agreement............40
Swaps.............................59
Tax-Exempt Investor..............123
Tax-Favored Plans................117
TB 13a...........................125
Terms and Conditions..............25
Tiered REMICs.....................98
Title V...........................88
Title VIII........................89
Trust..............................1
Trust Agreement....................1
Trustee............................1
UBTI.............................123
UCC...............................85
Unaffiliated Seller...............17
Underwriter......................119
United States person.............116
VA ................................3
VA Contracts......................14
VA Loans...........................4
Yield Supplement Agreements.......59

                                           PART II

                            INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

        The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.


Filing Fee for Registration Statement       {1} $1,668,278
                                                ==========
Legal Fees and Expenses                     {2} $1,300,000
                                                ==========
Accounting Fees and Expenses                $  {3} 960,000
                                                   =======
Trustee's Fees and Expenses                 $  {4} 180,000
                                                   =======
        (including counsel fees)
Blue Sky Fees and Expenses                  $   {5} 36,000
                                                    ======
Printing and Engraving Expenses             $  {6} 500,000
                                                   =======
Rating Agency Fees                        {7}$   3,000,000
                                             =============
Miscellaneous                               $   {8} 30,000
                                                    ======

Total                                       {9} $7,674,278

Indemnification of Directors and Officers (Item 15 of Form S-3).

        The Pooling and Servicing Agreements or the Trust Agreements, as applicable, will provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements or the Trust Agreements, as applicable, will further provide that, with the exceptions stated above, a director, officer, employee or agent of the Registrant is entitled to be indemnified against any loss, liability or expense incurred in connection with legal action relating to such Pooling and Servicing Agreements or the Trust Agreements, as applicable, and related Certificates other than such expenses related to particular Mortgage Loans or Contracts.

        Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

        Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

        Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

        Section 145 further provides that to the extent a director, officer, employee or agent of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

        The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections
(a) and (b) by reason of the fact that he is or was a director or officer, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless each person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

     Certain controlling persons of the Registrant may also be entitled to indemnification from General Motors Acceptance Corporation, an indirect parent of the Registrant. Under

Section 145, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitations, indemnify its directors or officers and may purchase and maintain insurance as follows:

             (a) The Certificate of Incorporation, as amended, of General Motors Acceptance Corporation provides that no director shall be personally liable to General Motors Acceptance Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to General Motors Acceptance Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174, or any successor provision thereto, of the Delaware Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

             (b) Under Article VI of its By-Laws, General Motors Acceptance Corporation shall indemnify and advance expenses to every director and officer (and to such person's heirs, executors, administrators or other legal representatives) in the manner and to the full extent permitted by applicable law as it presently exists, or may hereafter be amended, against any and all amounts (including judgments, fines, payments in settlement, attorneys' fees and other expenses) reasonably incurred by or on behalf of such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (a "proceeding"), in which such director or officer was or is made or is threatened to be made a party or is otherwise involved by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation, or is or was serving at the request of General Motors Acceptance Corporation, as a director, officer, employee, fiduciary or member of any other corporation, partnership, joint venture, trust, organization or other enterprise. General Motors Acceptance Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person if the proceeding was not authorized by the Board of Directors of General Motors Acceptance Corporation. General Motors Acceptance Corporation shall pay the expenses of directors and officers incurred in defending any proceeding in advance of its final disposition ("advancement of expenses"); provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under Article VI of the By-Laws or otherwise. If a claim for indemnification or advancement of expenses by an officer or director under Article VI of the By-Laws is not paid in full within ninety days after a written claim therefor has been received by General Motors Acceptance Corporation, the claimant may file suit to recover the unpaid amount of such claim, and if successful in whole or in part, shall be entitled to the requested indemnification or advancement of expenses under applicable law. The rights conferred on any person by
        Article VI of the By-Laws shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors of General Motors Acceptance Corporation or otherwise. The obligation, if any, of General Motors Acceptance Corporation to indemnify any person who was or is serving at its request as a director, officer or employee of another corporation, partnership, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, organization or other enterprise.

        As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the Delaware General Corporation Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said General Corporation Law.

        Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

Exhibits (Item 16 of Form S-3).


*1.1 Form of Underwriting Agreement (Incorporated by reference to Exhibit 1 to Registration Statement No. 33-95932).
*3.1 Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registration Statement No. 33-95932).
*3.2   By-Laws (Incorporated by reference to Exhibit 3.2 to Registration
          Statement No.33-95932).
*4.1   Form of Pooling and Servicing Agreement (Incorporated by reference to
          Exhibit 4.1 to Registration Statement No. 33-95932).
*4.2 Form of Trust Agreement (Incorporated by reference to Exhibit 4.2 to Registration Statement No. 33-95932).
**5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality. **5.2 Opinion of Thacher Proffitt & Wood with respect to legality.
**5.3  Opinion of Stroock & Stroock & Lavan LLP with respect to legality.
**8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
**8.2 Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included as part of Exhibit 5.2).
**8.3 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters (included as part of Exhibit 5.3).
**23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included as part of
       Exhibit 5.1 and Exhibit 8.1).
**23.2 Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.2 and
          Exhibit 8.2).

**23.3 Consent of Stroock & Stroock & Lavan LLP (included as part of
          Exhibit 5.3).
**24.1 Power of Attorney.

**24.2 Certified Copy of the Resolutions of the Board of Directors of the Registrant.


*  Not filed herewith.
**As previously filed.


Undertakings (Item 17 of Form S-3).

        The Registrant hereby undertakes:

     (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) to include any prospectus  required by Section  10(a)(3)
               of the Securities Act of 1933;

                      (ii) to  reflect  in the  prospectus  any  facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                      (iii) to include any material  information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                          SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement referred to in Transaction Requirement B.2 or B.5 of Form S-3 will be met by the time of sale of the securities registered hereby, and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on {10} March 5, 1999.


                                    RESIDENTIAL ACCREDIT LOANS, INC.

                                    By:           {11}*
                                         Christopher J. Nordeen
                                         President and Chief Executive Officer

               Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


           Signature                             Title                          Date

                       {12}*       President and Chief                  {13} March 4, 1999
---------------------------=----
Christopher J. Nordeen             Executive Officer
                                   (Principal Executive Officer)

                       {14}*       Director and Chief Financial         {15} March 4, 1999
Davee L. Olson                     Officer (Principal Financial
                                   Officer)

                       {16}*       Director                             {17} March 4, 1999
Bruce J. Paradis

                       {18}*       {19} Director                        {20} March 4, 1999
Dennis W. Sheehan, Jr.

                       {21}*       Controller (Principal Accounting     {22} March 4, 1999
Jack R. Katzmark                   Officer)


*By:    /s/Teresa Rae Farley
        Teresa Rae Farley
        Attorney-in-Fact pursuant
        to a power of attorney filed
        with the Registration Statement